SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT (No. 033-43986)
UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. ____	[ ]
Post-Effective Amendment No. 40	[X]
and
REGISTRATION STATEMENT (No. 811-06454)
UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 40	[X]

Fidelity Municipal Trust II
(Exact Name of Registrant as Specified in Charter)

245 Summer Street, Boston, Massachusetts 02210
(Address Of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number: 617-563-7000

Scott C. Goebel, Secretary
245 Summer Street
Boston, Massachusetts 02210
(Name and Address of Agent for Service)

It is proposed that this filing will become effective on March 1, 2014 pursuant to paragraph (b) at 5:30 p.m. Eastern Time.

Fidelity's Michigan Municipal Funds

Fund	Ticker
Fidelity® Michigan Municipal Income Fund	FMHTX
Fidelity Michigan Municipal Money Market Fund	FMIXX

Prospectus

March 1, 2014



Contents

Fund Summary	(Click Here)	Fidelity® Michigan Municipal Income Fund
	5	Fidelity Michigan Municipal Money Market Fund
Fund Basics	8	Investment Details
	11	Valuing Shares
Shareholder Information	11	Additional Information about the Purchase and Sale of Shares
	15	Exchanging Shares
	16	Features and Policies
	17	Dividends and Capital Gain Distributions
	18	Tax Consequences
Fund Services	18	Fund Management
	19	Fund Distribution
Appendix	20	Financial Highlights
	23	Additional Index Information

Prospectus

Fund Summary

Fund:
Fidelity® Michigan Municipal Income Fund

Investment Objective

The fund seeks a high level of current income exempt from federal income tax and Michigan personal income tax.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)
Redemption fee on shares held less than 30 days (as a % of amount redeemed)	0.50%

Annual operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee	0.36%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.12%
Total annual operating expenses	0.48%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 49
3 years	$ 154
5 years	$ 269
10 years	$ 604

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 8% of the average value of its portfolio.

Prospectus

Fund Summary - continued

Principal Investment Strategies

  Normally investing at least 80% of assets in investment-grade municipal securities whose interest is exempt from federal and Michigan personal income taxes.
  Managing the fund to have similar overall interest rate risk to an index designed to represent Fidelity Management & Research Company (FMR)'s view of how the fund's competitive universe will perform over time.
  Allocating assets across different market sectors and maturities.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.

Principal Investment Risks

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Geographic Concentration. Unfavorable political or economic conditions within Michigan can affect the credit quality of issuers located in that state.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Prospectus

Visit www.fidelity.com for updated return information.

Year-by-Year Returns

Calendar Years	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
	3.90%	2.67%	4.41%	3.73%	-0.06%	9.30%	2.32%	9.20%	6.19%	-2.75%



During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	5.62%	September 30, 2009
Lowest Quarter Return	-3.28%	December 31, 2010

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity Michigan Municipal Income Fund
Return Before Taxes	-2.75%	4.75%	3.83%
Return After Taxes on Distributions	-2.88%	4.71%	3.77%
Return After Taxes on Distributions and Sale of Fund Shares	0.08%	4.59%	3.86%
Barclays® Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-2.55%	5.89%	4.29%
Barclays Michigan Enhanced Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-2.35%	5.83%	4.15%

Investment Adviser

FMR (the Adviser) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Jamie Pagliocco (portfolio manager) has managed the fund since July 2006.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity brokerage or mutual fund account, or through an investment professional. You may buy or sell shares in various ways:


Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail
Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share  is its NAV, minus the short-term redemption fee, if applicable. Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$10,000

The fund may waive or lower purchase minimums.

Tax Information

The fund seeks to earn income and pay dividends exempt from federal income tax and Michigan personal income tax. A portion of the dividends you receive may be subject to federal, state, or local income tax and may also be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to the fund's sale of municipal bonds.

Prospectus

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Prospectus

Fund Summary

Fund:
Fidelity® Michigan Municipal Money Market Fund

Investment Objective

The fund seeks as high a level of current income, exempt from federal income tax and Michigan personal income tax, as is consistent with the preservation of capital.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	None

Annual operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee	0.36%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.18%
Total annual operating expenses	0.54%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 55
3 years	$ 173
5 years	$ 302
10 years	$ 677

Principal Investment Strategies

  Normally investing in municipal money market securities.
  Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal and Michigan personal income taxes.

Prospectus

  Potentially investing up to 20% of assets in municipal securities whose interest is subject to Michigan personal income tax.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
    Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

  Principal Investment Risks

    Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
    Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
    Foreign Exposure. Entities providing credit support or a maturity-shortening structure that are located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
    Geographic Concentration. Unfavorable political or economic conditions within Michigan can affect the credit quality of issuers located in that state.
    Issuer-Specific Changes. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  Performance

  The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year. Past performance is not an indication of future performance.

  Visit www.fidelity.com for updated return information.

  Prospectus

  Fund Summary - continued

  Year-by-Year Returns

Calendar Years	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
	0.73%	1.99%	3.01%	3.21%	1.68%	0.02%	0.01%	0.01%	0.01%	0.02%



During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	0.82%	June 30, 2007
Lowest Quarter Return	0.00%	March 31, 2011

  Average Annual Returns

For the periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity Michigan Municipal Money Market Fund	0.02%	0.01%	1.06%

  Investment Adviser

  Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as sub-advisers for the fund.

  Purchase and Sale of Shares

  You may buy or sell shares through a Fidelity brokerage or mutual fund account, or through an investment professional. You may buy or sell shares in various ways:


Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail
Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118

  The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

  The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

  The fund is open for business each day the New York Stock Exchange (NYSE) is open. Even if the NYSE is closed, the fund will be open for business on those days on which the Federal Reserve Bank of New York (New York Fed) is open, the primary trading markets for the fund's portfolio instruments are open, and the fund's management believes there is an adequate market to meet purchase and redemption requests.

Initial Purchase Minimum	$5,000

  The fund may waive or lower purchase minimums.

  Tax Information

  The fund seeks to earn income and pay dividends exempt from federal income tax and Michigan personal income tax. A portion of the dividends you receive may be subject to federal, state, or local income tax and may also be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to the fund's sale of municipal bonds.

  Payments to Broker-Dealers and Other Financial Intermediaries

  The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

  Prospectus

  Fund Basics

  Investment Details

  Investment Objective

  Fidelity Michigan Municipal Income Fund seeks a high level of current income exempt from federal income tax and Michigan personal income tax.

  Principal Investment Strategies

  The Adviser normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and Michigan personal income taxes. The municipal securities in which the fund invests are normally investment-grade (those of medium and high quality). Municipal securities whose interest is exempt from federal and Michigan personal income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

  The Adviser may invest the fund's assets in municipal securities whose interest is subject to Michigan personal income tax. Although the Adviser does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, the Adviser may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

  The Adviser uses a Michigan bond index as a guide in structuring the fund and selecting its investments. This index, a market value-weighted index of Michigan investment-grade fixed-rate municipal bonds, is designed to represent the Adviser's view of how the fund's competitive universe will perform over time. The Adviser manages the fund to have similar overall interest rate risk to the index. The Adviser may, from time to time, change the index or the characteristics of the index in response to changes in the market or the fund's peer group, for example, when the observed interest rate sensitivity or credit composition of the fund's competitive universe deviates from that of the index.

  The Adviser considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

  The Adviser allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector and maturity.

  The Adviser may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

  Prospectus

  Fund Basics - continued

  Because the fund is considered non-diversified, the Adviser may invest a significant percentage of the fund's assets in a single issuer.

  In addition to the principal investment strategies discussed above, the Adviser may invest the fund's assets in lower-quality debt securities. The Adviser may invest the fund's assets in municipal debt securities by investing in other funds.

  The Adviser may also engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, and futures contracts (both long and short positions) on securities and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.

  If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

  Investment Objective

  Fidelity Michigan Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and Michigan personal income tax, as is consistent with the preservation of capital.

  Principal Investment Strategies

  The Adviser normally invests the fund's assets in municipal money market securities.

  The Adviser normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and Michigan personal income taxes. Municipal securities whose interest is exempt from federal and Michigan personal income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

  The Adviser may invest up to 20% of the fund's assets in municipal securities whose interest is subject to Michigan personal income tax under normal circumstances. The Adviser may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

  The supply of and demand for municipal money market securities can vary from time to time. When the Adviser believes that suitable municipal money market securities are not available, or during other unusual market conditions, the Adviser may leave a significant portion of the fund's assets uninvested, or may invest up to 20% of the fund's assets in securities subject to state and/or federal income tax.

  Prospectus

  The Adviser may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

  In buying and selling securities for the fund, the Adviser complies with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. The Adviser may invest the fund's assets in municipal money market securities by investing in other funds. The Adviser stresses maintaining a stable $1.00 share price, liquidity, and income.

  Description of Principal Security Types

  Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds, municipal money market securities, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

  Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Municipal money market securities include variable rate demand notes, commercial paper, and municipal notes.

  Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

  Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).

  Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. Payment and delivery take place after the customary settlement period.

  Prospectus

  Fund Basics - continued

  Principal Investment Risks

  Many factors affect each fund's performance. Because each fund concentrates its investments in Michigan, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

  A money market fund's yield will change daily based on changes in interest rates and other market conditions. Although a money market fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause the fund's share price to decrease.

  A bond fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. In addition, because Fidelity Michigan Municipal Income Fund may invest a significant percentage of assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in a fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in a fund.

  The following factors can significantly affect a fund's performance:

  Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market, and market conditions may directly impact the liquidity and valuation of municipal securities.

  Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general.

  Prospectus

  Foreign Exposure. Entities providing credit support or a maturity-shortening structure that are located in foreign countries can involve increased risks. Extensive public information about the provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.

  Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact providers in a different country or region.

  Geographic Concentration. Although economic conditions in Michigan have been improving in recent years, the role of manufacturing in the state's economy, particularly automotive, has exacerbated the harm of economic downturns as demonstrated by unemployment rates that have exceeded national averages.  The state's economic adversity has left some local government units with emergency managers and 2012 legislation has given financially distressed municipalities additional options, including the option to seek authority to file for bankruptcy. In fact, during 2013, the City of Detroit filed for bankruptcy. Changes in Michigan's tax laws, which have occurred periodically, also can affect the financial health of the state and its local units.

  Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities) tend to be particularly sensitive to these changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (IRS) determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

  Prospectus

  Fund Basics - continued

  Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty.

  Generally, each fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither the Adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

  Leverage Risk. Derivatives and forward-settling securities involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities also involve the risk that a security will not be issued, delivered, or paid for when anticipated. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.

  In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy (including leaving a significant portion of the fund's assets uninvested) for defensive purposes. Uninvested assets do not earn income for a fund, which may have a significant negative impact on the fund's yield and may prevent the fund from achieving its investment objective. In addition, different factors could affect a fund's performance, and the fund could distribute income subject to federal or Michigan personal income tax.

  Fundamental Investment Policies

  The following is fundamental, that is, subject to change only by shareholder approval:

  Fidelity Michigan Municipal Income Fund seeks a high level of current income exempt from federal income tax and Michigan personal income tax. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and Michigan personal income tax.

  Prospectus

  Fidelity Michigan Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and Michigan personal income tax, as is consistent with the preservation of capital. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and Michigan personal income taxes.

  Valuing Shares

  Each fund is open for business each day the NYSE is open. Even if the NYSE is closed, a money market fund will be open for business on those days on which the New York Fed is open, the primary trading markets for the money market fund's portfolio instruments are open, and the money market fund's management believes there is an adequate market to meet purchase and redemption requests.

   NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. Each fund's assets normally are valued as of this time for the purpose of computing NAV.

  NAV is not calculated and a fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

  To the extent that a fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

  Money Market. A fund's assets are valued on the basis of amortized cost.

  Bond. NAV is calculated using the values of other open-end funds, if any, in which a fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets (as well as assets held by an underlying Fidelity non-money market fund) are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. Assets held by an underlying Fidelity money market fund are valued on the basis of amortized cost.

  Prospectus

  Fund Basics - continued

  Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

  Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

  Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

  Prospectus

  Shareholder Information

  Additional Information about the Purchase and Sale of Shares

  As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

  General Information

  Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.

  In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

  Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

  If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

  You may also buy or sell shares through an investment professional. If you buy or sell shares through an investment professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.

  If the fund is your Fidelity brokerage core, you will pay fees charged in connection with certain activity in your Fidelity brokerage account directly from your fund investment. Please see your Fidelity brokerage account materials for additional information.

  You should include the following information with any order:

    Your name
    Your account number
    Type of transaction requested
    • Name(s) of fund(s) and class(es)
    Dollar amount or number of shares

  Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

  Prospectus

  Shareholder Information - continued

  Frequent Purchases and Redemptions

  A fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

  Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

  The Adviser anticipates that shares of Fidelity Michigan Municipal Money Market Fund will be purchased and sold frequently because a money market fund is designed to offer a liquid cash option. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and Fidelity Michigan Municipal Money Market Fund accommodates frequent trading.

  Fidelity Michigan Municipal Money Market Fund has no limit on purchase or exchange transactions but may in its discretion restrict, reject, or cancel any purchases that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

  Each fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

  Excessive Trading Policy for Fidelity Michigan Municipal Income Fund

  The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

  Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

  Prospectus

  Exceptions

  The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

  Omnibus Accounts

  Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

  Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

  If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

  Prospectus

  Shareholder Information - continued

  Retirement Plans

  For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

  Qualified Wrap Programs

  The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Transactions of an adviser will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy).

   A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give the Adviser sufficient information to permit the Adviser to identify the individual accounts in the wrap program.

  Other Information about the Excessive Trading Policy

  The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

  The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

  In addition to these policies, Fidelity Michigan Municipal Income Fund imposes a short-term redemption fee on redemptions from the fund, which is discussed in "Selling Shares." As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

  Buying Shares

  The price to buy one share is its NAV. Shares are sold without a sales charge.

  Shares will be bought at the NAV next calculated after your investment is received in proper form.

  Each fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

  Prospectus

  There is no minimum balance or purchase minimum for (i) investments through Portfolio Advisory Services, (ii) investments through a mutual fund or a qualified tuition program for which Fidelity serves as investment manager, or (iii) fund positions opened with the proceeds of distributions from a Fidelity systematic withdrawal service. In addition, each fund may waive or lower purchase minimums in other circumstances.

  Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

  If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

  Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

  Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

  Selling Shares

  The price to sell one share of Fidelity Michigan Municipal Money Market Fund is its NAV. The price to sell one share of Fidelity Michigan Municipal Income Fund is its NAV, minus the short-term redemption fee, if applicable.

  For Fidelity Michigan Municipal Income Fund, if you sell your shares after holding them less than 30 days, a 0.50% short-term redemption fee may be deducted from the redemption amount (or, if available, for Fidelity Michigan Municipal Income Fund, from your account if you have written a check). For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the fund, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

  The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within the fund as long as the money never leaves the fund; and (iii) redemptions in kind.

  Fidelity Michigan Municipal Income Fund also permits waivers of the short-term redemption fee for the following transactions:

  Prospectus

  Shareholder Information - continued

    Redemptions due to Fidelity fund small balance maintenance fees.
    Redemptions related to death or due to a divorce decree.
    • (Applicable to Fidelity Michigan Municipal Income Fund only) Redemptions by qualified funds of funds and qualified wrap programs that meet certain criteria, such as advance notice requirements and restrictions on trading frequency, and are approved by the fund's treasurer.

  The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

  Fidelity Michigan Municipal Income Fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

  Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

  Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect a fund.

  Each fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary, minus the short-term redemption fee, if applicable. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

  A signature guarantee is designed to protect you and Fidelity from fraud. If you submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

    When you wish to sell more than $100,000 worth of shares.
    When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.

  Prospectus

    When you are requesting that redemption proceeds be paid to someone other than the account owner.
    In certain situations when the redemption proceeds are being transferred to a Fidelity account with a different registration.

  You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

  When you place an order to sell shares, note the following:

    If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.
    Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
    Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
    Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of a fund.
    If you hold your shares in a Fidelity mutual fund account and you sell shares by writing a check, if available, the NAV and any applicable short-term redemption fee will be determined on the date the check is received. If the amount of the check, plus any applicable fees, is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.
    You will not receive interest on amounts represented by uncashed redemption checks.
    If you hold your shares in a Fidelity mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.
    Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

  To sell shares issued with certificates, call Fidelity for instructions. The funds do not currently issue share certificates.

  Exchanging Shares

  An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

  Prospectus

  Shareholder Information - continued

  As a shareholder, you have the privilege of exchanging shares for shares of other Fidelity funds.

  However, you should note the following policies and restrictions governing exchanges:

    Each fund may refuse any exchange purchase for any reason. For example, each fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
    Before exchanging into a fund, read its prospectus, including any purchase and sale requirements.
    The fund you are exchanging into must be available for sale in your state.
    Exchanges may have tax consequences for you.
    If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
    Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

  The funds may terminate or modify exchange privileges in the future.

  Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

  Features and Policies

  Features

  The following features may be available to buy and sell shares of a fund or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

  Prospectus

  Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  • To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

  • You can use electronic funds transfer to:

  - Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.
  - Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system • To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

  Automatic Transactions: periodic (automatic) transactions

  • To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.

  • To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.

  • To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

  Checkwriting

  • To sell Fidelity fund shares from your Fidelity mutual fund account (for Fidelity Michigan Municipal Income Fund, only if checkwriting was set up on your account prior to July 31, 2004) or withdraw money from your Fidelity brokerage account.

  Policies

  The following policies apply to you as a shareholder.

  Statements that Fidelity sends to you include the following:

    Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund, certain transactions through automatic investment or withdrawal programs, certain transactions that are followed by a monthly account statement, and other transactions in your Fidelity brokerage core).
    Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

  Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. We will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

  Prospectus

  Shareholder Information - continued

  Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

  You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

  You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, each fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the funds related to opening the accounts. Your shares will be sold at the NAV minus, if applicable, any short-term redemption fee, calculated on the day Fidelity closes your fund position.

  Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued after November 1 but prior to December 31 of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use certain regular investment plans.

  Prospectus

  If your fund balance falls below $5,000 worth of shares for Fidelity Michigan Municipal Income Fund or $2,000 worth of shares for Fidelity Michigan Municipal Money Market Fund for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV, minus the short-term redemption fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

  Fidelity may charge a fee for certain services, such as providing historical account documents.

  Dividends and Capital Gain Distributions

  Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

  The bond fund normally declares dividends daily and pays them monthly. The bond fund normally pays capital gain distributions in February and December.

  Distributions from a money market fund consist primarily of dividends. A money market fund normally declares dividends daily and pays them monthly.

  Earning Dividends

  A fund processes purchase and redemption requests only on days it is open for business.

  Shares generally begin to earn dividends on the first business day following the day of purchase.

  Shares generally earn dividends until, but not including, the next business day following the day of redemption.

  Exchange requests will be processed only when both funds are open for business.

  Distribution Options

  When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

  1. Reinvestment Option. Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

  2. Income-Earned Option. (not applicable to money market funds) Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

  3. Cash Option. Any dividends and capital gain distributions will be paid in cash.

  4. Directed Dividends® Option. Any dividends will be automatically invested in shares of another identically registered Fidelity fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

  Prospectus

  Shareholder Information - continued

  Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

  If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

  If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

  Tax Consequences

  As with any investment, your investment in a fund could have tax consequences for you.

  Taxes on distributions. Each fund seeks to earn income and pay dividends exempt from federal income tax and Michigan personal income tax.

  A portion of the dividends you receive may be subject to federal, state, or local income tax and may also be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to a fund's sale of municipal bonds.

  For federal tax purposes, certain of each fund's distributions, including distributions of short-term capital gains and gains on the sale of bonds characterized as market discount, are taxable to you as ordinary income, while each fund's distributions of long-term capital gains, if any, are taxable to you generally as capital gains.

  For Michigan personal income tax purposes, distributions derived from interest on municipal securities of Michigan issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Michigan personal income tax.

  If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as taxable income or a return of capital to shareholders for federal income tax or Michigan personal income tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

  If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a potentially taxable distribution.

  Prospectus

  Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

  Taxes on transactions. Your bond fund redemptions, including exchanges, may result in a capital gain or loss for federal and Michigan personal income tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

  Prospectus

  Fund Services

  Fund Management

  Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

  The Adviser is each fund's manager. The address of the Adviser and its affiliates, unless otherwise indicated below, is 245 Summer Street, Boston, Massachusetts 02210.

  As of December 31, 2012, the Adviser had approximately $1.0 billion in discretionary assets under management, and approximately $1.67 trillion when combined with all of its affiliates' assets under management.

  As the manager, the Adviser has overall responsibility for directing each fund's investments and handling its business affairs.

  FIMM serves as a sub-adviser for each fund. FIMM has day-to-day responsibility for choosing investments for each fund.

  FIMM is an affiliate of the Adviser. As of December 31, 2012, FIMM had approximately $630.1 billion in discretionary assets under management.

  Other investment advisers assist the Adviser with foreign investments:

    Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, 4th Floor, London, EC4M 7LS, United Kingdom, serves as a sub-adviser for each fund. As of December 31, 2012, FMR U.K. had approximately $17.7 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR U.K. is an affiliate of the Adviser.
    Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for each fund. As of December 31, 2012, FMR H.K. had approximately $7.6 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR H.K. is an affiliate of the Adviser.
    Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for each fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR Japan is an affiliate of the Adviser.

  Jamie Pagliocco is portfolio manager of Fidelity Michigan Municipal Income Fund, which he has managed since July 2006. He also manages other funds. Since joining Fidelity Investments in 2001, Mr. Pagliocco has worked as a municipal bond trader, assistant fixed-income head trader, and portfolio manager.

  The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager of Fidelity Michigan Municipal Income Fund.

  Prospectus

  Fund Services - continued

  From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

  Each fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

  The group fee rate is based on the average net assets of all the mutual funds advised by FMR. For this purpose, the average net assets of any mutual funds previously advised by FMR that currently are advised by Fidelity SelectCo, LLC are included. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

  For December 31, 2013, the group fee rate was 0.11% for Fidelity Michigan Municipal Income Fund and the group fee rate was 0.11% for Fidelity Michigan Municipal Money Market Fund. The individual fund fee rate is 0.25% for Fidelity Michigan Municipal Income Fund and 0.25% for Fidelity Michigan Municipal Money Market Fund.

  The total management fee for the fiscal year ended December 31, 2013, was 0.36% of the fund's average net assets for Fidelity Michigan Municipal Income Fund and 0.36% of the fund's average net assets for Fidelity Michigan Municipal Money Market Fund. Because each fund's management fee rate may fluctuate, a fund's management fee may be higher or lower in the future.

  The Adviser pays FIMM, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services.

  The basis for the Board of Trustees approving the management contract and sub-advisory agreements for each fund is available in each fund's annual report for the fiscal period ended December 31, 2013.

  From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

  Reimbursement or waiver arrangements can decrease expenses and boost performance.

  Prospectus

  The Adviser has voluntarily agreed to reimburse fund shares to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed the following rate. Voluntary arrangements may be discontinued at any time.

Fidelity Michigan Municipal Money Market Fund

Rate	0.55%

  Fund Distribution

  FDC distributes each fund's shares.

  Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares. This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary. These payments are described in more detail in this section and in the SAI.

  Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of each fund has authorized such payments for shares of each fund. Please speak with your investment professional to learn more about any payments his or her firm may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

  If payments made by the Adviser to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

  From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

  No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

  Prospectus

  Appendix

  Financial Highlights

  Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with fund financial statements, are included in the annual report. Annual reports are available for free upon request.

  Fidelity Michigan Municipal Income Fund

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 12.54	$ 12.24	$ 11.66	$ 11.85	$ 11.29
Income from Investment Operations
Net investment income (loss) B	.437	.445	.463	.462	.460
Net realized and unrealized gain (loss)	(.777)	.303	.586	(.184)	.575
Total from investment operations	(.340)	.748	1.049	.278	1.035
Distributions from net investment income	(.436)	(.444)	(.462)	(.461)	(.460)
Distributions from net realized gain	(.064)	(.004)	(.007)	(.007)	(.015)
Total distributions	(.500)	(.448)	(.469)	(.468)	(.475)
Redemption fees added to paid in capital B,D	-	-	-	-	-
Net asset value, end of period	$ 11.70	$ 12.54	$ 12.24	$ 11.66	$ 11.85
Total Return A	(2.75)%	6.19%	9.20%	2.32%	9.30%





Ratios to Average Net Assets C
Expenses before reductions	.48%	.49%	.49%	.49%	.50%
Expenses net of fee waivers, if any	.48%	.49%	.49%	.49%	.50%
Expenses net of all reductions	.48%	.48%	.49%	.49%	.50%
Net investment income (loss)	3.59%	3.57%	3.90%	3.86%	3.94%
Supplemental Data
Net assets, end of period (000 omitted)	$ 528,289	$ 693,682	$ 621,994	$ 626,752	$ 645,195
Portfolio turnover rate	8%	10%	9%	7%	6%

  A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

  Prospectus

  Appendix - continued

  B Calculated based on average shares outstanding during the period.

  C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

  D Amount represents less than $.001 per share.

  Prospectus

  Fidelity Michigan Municipal Money Market Fund

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income (loss) D	-	-	-	-	-
Net realized and unrealized gain (loss) D	-	-	-	-	-
Total from investment operations D	-	-	-	-	-
Distributions from net investment income D	-	-	-	-	-
Distributions from net realized gain	- D	-	-	-	- D
Total distributions D	-	-	-	-	-
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A	.02%	.01%	.01%	.01%	.02%





Ratios to Average Net Assets B, C
Expenses before reductions	.54%	.55%	.55%	.55%	.60%
Expenses net of fee waivers, if any	.11%	.19%	.22%	.30%	.48%
Expenses net of all reductions	.11%	.19%	.22%	.30%	.48%
Net investment income (loss)	.01%	.01%	.01%	.01%	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,077,691	$ 985,600	$ 875,636	$ 890,255	$ 902,486

  A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

  B Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

  C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

  D Amount represents less than $.001 per share.

  Prospectus

  Appendix - continued

  Additional Index Information

  Barclays® Michigan Enhanced Municipal Bond Index is a market value-weighted index of Michigan investment-grade fixed-rate municipal bonds with maturities of one year or more.

  Barclays Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.

  Prospectus

  Notes

  IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

  To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

  For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

  For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

  You can obtain additional information about the funds. A description of each fund's policies and procedures for disclosing its holdings is available in the funds' SAI and on Fidelity's web sites. The SAI also includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports also include additional information. Fidelity Michigan Municipal Income Fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

  For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

  The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

  Investment Company Act of 1940, File Numbers, 811-02628 and 811-06454

  FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

  Fidelity, Fidelity Investments & Pyramid Design, FAST, and Directed Dividends are registered service marks of FMR LLC. © 2014 FMR LLC. All rights reserved.

  The third-party marks appearing above are the marks of their respective owners.

  1.540180.116 MIS-MIF-PRO-0214

  Fidelity® Michigan Municipal Income Fund (FMHTX)
  and Fidelity Michigan Municipal Money Market Fund (FMIXX)
  Funds of Fidelity Municipal Trust and Fidelity Municipal Trust II


  STATEMENT OF ADDITIONAL INFORMATION

  March 1, 2014

  This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual report is supplied with this SAI.

  To obtain a free additional copy of the prospectus or SAI, dated March 1, 2014, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

  MIS-MIF-PTB-0214
  1.540390.116



PAGE
Investment Policies and Limitations	(Click Here)
Special Geographic Considerations	(Click Here)
Portfolio Transactions	(Click Here)
Valuation	(Click Here)
Buying, Selling, and Exchanging Information	(Click Here)
Distributions and Taxes	(Click Here)
Trustees and Officers	(Click Here)
Control of Investment Advisers	(Click Here)
Management Contracts	(Click Here)
Proxy Voting Guidelines	(Click Here)
Distribution Services	(Click Here)
Transfer and Service Agent Agreements	(Click Here)
Description of the Trusts	(Click Here)
Fund Holdings Information	(Click Here)
Financial Statements	(Click Here)
Appendix	(Click Here)

  INVESTMENT POLICIES AND LIMITATIONS

  The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

  A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

  The following are each fund's fundamental investment limitations set forth in their entirety.

  Diversification

  For Fidelity® Michigan Municipal Money Market Fund:

  The fund may not purchase the securities of any issuer, if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time.

  Senior Securities

  For each fund:

  The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

  Short Sales

  For Fidelity® Michigan Municipal Money Market Fund:

  The fund may not sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short.

  Margin Purchases

  For Fidelity Michigan Municipal Money Market Fund:

  The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions.

  Borrowing

  For each fund:

  The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

  Underwriting

  For each fund:

  The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

  Concentration

  For each fund:

  The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry.

  For purposes of each of Fidelity Michigan Municipal Income Fund's and Fidelity Michigan Municipal Money Market Fund's concentration limitation discussed above, Fidelity Management & Research Company (FMR) identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

  For purposes of each of Fidelity Michigan Municipal Income Fund's and Fidelity Michigan Municipal Money Market Fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

  Real Estate

  For each fund:

  The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

  Commodities

  For Fidelity Michigan Municipal Income Fund:

  The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

  For Fidelity Michigan Municipal Money Market Fund:

  The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities.

  Loans

  For each fund:

  The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

  Investing for Control or Management

  For Fidelity Michigan Municipal Income Fund:

  The fund may not invest in companies for the purpose of exercising control or management.

  Pooled Funds

  For Fidelity Michigan Municipal Income Fund:

  The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

  For Fidelity Michigan Municipal Money Market Fund:

  The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

  The following investment limitations are not fundamental and may be changed without shareholder approval.

  Diversification

  For Fidelity Michigan Municipal Income Fund:

  In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

  Subchapter M generally requires a fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

  For purposes of the fund's diversification limitation discussed above, FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

  For purposes of the fund's diversification limitation discussed above, FMR does not consider traditional bond insurance to be a separate security or the insurer to be a separate issuer. Therefore, the diversification limitation does not limit the percentage of fund assets that may be invested in securities insured by a single bond insurer.

  For Fidelity Michigan Municipal Money Market Fund:

  With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of the fund's total assets would be invested in the securities of that issuer.

  For purposes of the fund's diversification limitation discussed above, FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

  For purposes of the fund's diversification limitation discussed above, certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

  Short Sales

  For Fidelity Michigan Municipal Income Fund:

  The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.

  Margin Purchases

  For Fidelity Michigan Municipal Income Fund:

  The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

  Borrowing

  For each fund:

  The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

  Illiquid Securities

  For Fidelity Michigan Municipal Income Fund:

  The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

  For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

  For Fidelity Michigan Municipal Money Market Fund:

  The fund does not currently intend to purchase any security if, as a result, more than 5% of its total assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to it by the fund.

  For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 5% of its total assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

  Loans

  For each fund:

  The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

  Pooled Funds

  For Fidelity Michigan Municipal Income Fund:

  The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

  For Fidelity Michigan Municipal Money Market Fund:

  The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

  The following pages contain more detailed information about types of instruments in which a fund may invest, techniques a fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. A fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, a fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

  On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to a fund's adviser or a sub-adviser, as applicable.

  Affiliated Bank Transactions. A Fidelity fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

  Asset-Backed Securities represent interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

  Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

  Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity funds and other advisory clients only) shares of Fidelity central funds. Generally, these securities offer less potential for gains than other types of securities. A municipal fund's uninvested cash may earn credits that reduce fund expenses.

  Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity fund's assets invested in the central funds will be based upon the investment results of those funds.

  Commodity Futures Trading Commission (CFTC) Notice of Exclusion. Each trust, on behalf of the Fidelity funds to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the funds. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

  Dollar-Weighted Average Maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

  Under certain circumstances, a fund may invest in nominally long-term securities that have maturity shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.

  Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.

  Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

  Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on Eurodollars. Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

  The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

  The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the FCM of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is also required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

  There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

  If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

  Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

  Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

  Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or over-the-counter (OTC). The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

  The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

  The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

  The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

  If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

  Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

  Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

  There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

  Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

  A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

  Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

  Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

  Swap Agreements. Swap Agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants (FCMs) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

  Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

  A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

  In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

  Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations.

  If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

  A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In order to cover its outstanding obligations to a swap counterparty, a fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

  Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.


  Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund.

  Under the supervision of the Board of Trustees, a Fidelity fund's adviser determines the liquidity of the fund's investments and, through reports from the fund's adviser, the Board monitors investments in illiquid securities.

  Various factors may be considered in determining the liquidity of a fund's investments, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

  Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

  A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

  On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

  Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

  Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

  Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.

  The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

  Insolvency of Issuers, Counterparties, and Intermediaries. Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

  As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

  If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

  Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. Municipal funds currently intend to participate in this program only as borrowers. A Fidelity fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

  Inverse Floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and falling when short-term interest rates rise. The prices of inverse floaters can be considerably more volatile than the prices of other investments with comparable maturities and/or credit quality.

  Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

  Investments by Large Shareholders. A fund may experience large redemptions or investments due to transactions in fund shares by large shareholders. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a fund's performance. In the event of such redemptions or investments, a fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when investors own a substantial portion of a fund's shares, a large redemption could cause actual expenses to increase, or could result in the fund's current expenses being allocated over a smaller asset base, leading to an increase in the fund's expense ratio. Redemptions of fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a significant investor purchases, redeems, or owns a substantial portion of the fund's shares. When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact a fund the same way as the transactions of a single shareholder with substantial investments.

  Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

  The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

  A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

  Money Market Securities are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a fund.

  Municipal Insurance. A municipal bond may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

  Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, typically enhancing its credit quality and value.

  Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.

  Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, not all of which have the highest credit rating, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. Ratings of insured bonds reflect the credit rating of the insurer, based on the rating agency's assessment of the creditworthiness of the insurer and its ability to pay claims on its insurance policies at the time of the assessment. While the obligation of a municipal bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that municipal bond insurers will meet their claims. A higher-than-anticipated default rate on municipal bonds or in connection with other insurance the insurer provides could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders.

  FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.

  Municipal Leases and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.

  Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.

  Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a money market fund to maintain a stable NAV.

  Municipal securities may be susceptible to downgrade, default, and bankruptcy, particularly during economic downturns. Factors affecting municipal securities include the budgetary constraints of local, state, and federal governments upon which the municipalities issuing municipal securities may be relying for funding, as well as lower tax collections, fluctuations in interest rates, and increasing construction costs. Municipal securities are also subject to the risk that the perceived likelihood of difficulties in the municipal securities markets could result in increased illiquidity, volatility, and credit risk. Certain municipal issuers may be unable to obtain additional financing through, or be required to pay higher interest rates on, new issues, which may reduce revenues available for these municipal issuers to pay existing obligations. In addition, certain municipal issuers may be unable to issue or market securities, resulting in fewer investment opportunities for funds investing in municipal securities.

  Education. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

  Electric Utilities. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

  Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

  Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

  Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

  Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

  NRSROs. The Board of Trustees has designated each of the following NRSROs as a "designated NRSRO" pursuant to Rule 2a-7 under the 1940 Act: DBRS Ltd.; Fitch, Inc.; Moody's Investors Service, Inc.; and Standard & Poor's Ratings Services.

  Put Features entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.

  Reforms and Government Intervention in the Financial Markets. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of the 2008 economic downturn led the U.S. Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Reforms are ongoing and their effects are uncertain. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments.

  The value of a fund's holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government or foreign governments will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted.

  Refunding Contracts. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.

  Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

  Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

  Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

  Securities of Other Investment Companies, including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

  The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

  The extent to which a fund can invest in securities of other investment companies may be limited by federal securities laws.

  Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In addition, an adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider for purposes of making initial and ongoing minimal credit risk determinations for a money market fund. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

  Standby Commitments are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.

  Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.

  Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. An adviser may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, an adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

  Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

  Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

  Temporary Defensive Policies.

  Fidelity Michigan Municipal Income Fund reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

  Fidelity Michigan Municipal Money Market Fund reserves the right to hold a substantial amount of uninvested cash for temporary, defensive purposes. In addition, Fidelity Michigan Municipal Money Market Fund reserves the right to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

  Tender Option Bonds are created by depositing intermediate- or long-term, fixed-rate or variable rate, municipal bonds into a trust and issuing two classes of trust interests (or "certificates") with varying economic interests to investors. Holders of the first class of trust interests, or floating rate certificates, receive tax-exempt interest based on short-term rates and may tender the certificate to the trust at par. As consideration for providing the tender option, the trust sponsor (typically a bank, broker-dealer, or other financial institution) receives periodic fees. The trust pays the holders of the floating rate certificates from proceeds of a remarketing of the certificates or from a draw on a liquidity facility provided by the sponsor. A fund investing in a floating rate certificate effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The floating rate certificate is typically an eligible security for money market funds. Holders of the second class of interests, sometimes called the residual income certificates, are entitled to any tax-exempt interest received by the trust that is not payable to floating rate certificate holders, and bear the risk that the underlying municipal bonds decline in value. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond deposited in the trust, the experience of the custodian, and the quality of the sponsor providing the tender option. In certain instances, the tender option may be terminated if, for example, the issuer of the underlying bond defaults on interest payments.

  Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

  If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the funds when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the funds. A fund faces the risk of loss of these balances if the bank becomes insolvent.

  Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.

  In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third-party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.

  When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

  When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

  A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

  Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

  SPECIAL GEOGRAPHIC CONSIDERATIONS

  Michigan. The following information regarding the State and its local units of government is a summary based upon information drawn from official statements, as well as other publicly available documents, and has not been independently verified.

  Each fund's performance is directly tied to the ability of the issuers of Michigan (as used in this section, the "State") to continue to make principal and interest payments on their securities, which in turn depends on economic and other conditions within the State of Michigan. The information below provides only a summary of (and does not purport to explain, predict, or fully describe) the complex factors, including both economic and political conditions, affecting the financial situation in the State and is based on information in publicly available documents as of the date of this SAI. The Funds have not independently verified this information, although the Funds have no reason to believe that it is not correct in all material respects. The information provided below is subject to change rapidly, substantially, and without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the State or its issuers since the date hereof. Any such change(s) may adversely affect the State's and applicable issuer's cash flows, expenditures, or revenues, or otherwise negatively impact the current or projected State financial situation, which in turn could hamper the Funds' performance.

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  Constitutional Provisions Affecting State Revenues and Expenditures

  In 1978 the State Constitution was amended to limit the amount of total State revenues raised from taxes and other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The percentage is fixed by the amendment to equal the ratio of the 1978-79 fiscal revenues to total 1977 State personal income. If any fiscal year revenues exceed the revenue limitation by one percent or more, the entire amount of such excess shall be refunded pro rata based on the liability reported in the following fiscal year's Michigan income tax and Michigan corporate income tax. Any excess of less than one percent may be transferred to the State's Budget Stabilization Fund. The State may raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

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  The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State originally determined that proportion to be 41.6 percent. Effective with fiscal year 1992-93, a recalculation was made of the base year proportion as a consequence of a settlement agreement reached in the County of Oakland v. State of Michigan lawsuit, which was settled in 1991. The recalculated base year proportion is 48.97%. If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the "following fiscal year," which means the year following the determination of the shortfall, according to an opinion issued by the State's Attorney General. The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for purposes of determining compliance with the provision cited above. Spending for local units met this requirement for fiscal years 1993-94 through 2012-13.

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  Constitutional Local Tax Limitations

  Under the Michigan Constitution, the total amount of general ad valorem taxes imposed on taxable property in any year cannot exceed certain millage limitations specified by the Constitution, statute or charter. The Constitution was amended by popular vote in November 1978 (effective December 23, 1978 and commonly called the "Headlee Amendment") to prohibit local units of government from levying any tax not authorized by law or charter, or from increasing the rate of an existing tax above the rate authorized by law or charter, at the time the amendments were ratified, without the approval of a majority of the electors of the local unit voting on the question.

  Local units of government and local authorities are authorized to issue bonds and other evidences of indebtedness in a variety of situations without the approval of electors, but the ability of the obligor to levy taxes for the payment of such obligations is subject to the foregoing limitations unless the obligations were authorized before December 23, 1978 or approved by the electors.

  The 1978 amendments to the State Constitution also contain millage reduction provisions. Under such provisions, should the value of taxable property (exclusive of new construction and improvements) increase at a percentage greater than the percentage increase in the Consumer Price Index, the maximum authorized tax rate would be reduced by a factor which would result in the same maximum potential tax revenues to the local taxing unit as if the valuation of taxable property (less new construction and improvements) had grown only at the Consumer Price Index rate instead of at the higher actual growth rate. Thus, if taxable property values rise faster than consumer prices, the maximum authorized tax rate would be reduced accordingly.

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  Property Tax and School Finance Reform

  On March 15, 1994, the people of the State approved an amendment to the State Constitution (the "Constitutional Amendment"). This Constitutional Amendment provides, in part, as follows:

  "For taxes levied in 1995 and each year thereafter, the legislature shall provide that the taxable value of each parcel of property adjusted for additions and losses, shall not increase each year by more than the increase in the immediately preceding year in the general price level, as defined in section 33 of this article, or 5 percent, whichever is less until ownership of the parcel of property is transferred. When ownership of the parcel of property is transferred as defined by law, the parcel shall be assessed at the applicable proportion of current true cash value."

  That provision could have the effect of limiting increases in the taxable value of property in each of the governmental units.

  In conjunction with the Constitutional Amendment, the State Legislature enacted legislation which substantially reduces the maximum rate at which ad valorem property taxes can be levied by local school districts for school operating purposes. Except for certain levies authorized as described in the next two paragraphs below, each local school district shall levy no more than 18 mills for school operating purposes or the number of mills it levied in 1993 for school operating purposes, whichever is less. All homestead property and qualified agricultural property, as defined by State law, is exempt from such levy, except as generally described in this paragraph. A local school district with a foundation allowance per pupil for the State's fiscal year 1994-95 (which is generally equal to a local school district's combined State revenue per pupil in the State's fiscal year 1993-94 and local revenue per pupil in the school district's fiscal year 1993-94, plus an amount varying from $160 to $250, depending on the local school district (the "1994-95 Foundation Allowance")) of more than $6,500 was authorized in 1994 to reduce the number of mills from which homestead and agricultural property is exempted as described above by up to the number of mills required to be levied on homestead and agricultural property in order for the school district's combined State and local revenue per pupil for its fiscal year 1994-95 to equal its 1994-95 Foundation Allowance. In each succeeding year, such a school district is authorized to continue levying that number of mills for school operating purposes on homestead and qualified agricultural property in an amount equal to the reduction in the exemption authorized as generally described above, subject to certain constitutional and statutory limitations.

  In the event the State Department of Treasury determined that the maximum number of mills allowed to be levied as described in the paragraph above was not sufficient for a local school district's combined State and local revenue per pupil for the school district's fiscal year 1994-95 to be equal to the school district's 1994-95 Foundation Allowance, that school district was authorized in 1994 to levy additional mills uniformly on all property up to the number of mills required in order for the school district's combined State and local revenue per pupil for its fiscal year 1994-95 to equal its 1994-95 Foundation Allowance. In each succeeding year, a local school district is authorized to continue levying that number of mills for school operating purposes in an amount equal to the number of additional mills authorized as generally described above, subject to certain constitutional and statutory limitations. The mills authorized as described in this paragraph and the paragraph above can be levied only with the approval of a local school district's electors. Millage, up to the limits described above, approved by the electors before January 1, 1994, for which authorization has not expired, is considered to be approved by the electors.

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  The Constitutional Amendment provides that a law that increases the statutory limits on the maximum amount of ad valorem property taxes that may be levied for school district operating purposes, as described in the paragraphs above, requires the approval of 3/4 of the members elected to and serving in the State Senate and in the State House of Representatives.

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  Property Tax Reform Proposals

  From time to time, proposals for further property tax reform in the State may be considered by the State Legislature or discussed in general. Some of those proposals, if enacted, could reduce the assessed value of property for purposes of ad valorem real and personal property taxation, or the amount of taxes which could be collected, or both. Some of the proposals, if adopted, could adversely affect either the amount of ad valorem tax revenues to be received by governmental units or the timing of such receipt. Any such plan, if adopted, could adversely affect the ability of governmental units to levy taxes, if necessary, in amounts sufficient to pay the principal of and interest on notes and bonds issued by the governmental units. The ultimate nature, extent and impact of any property tax reform measure cannot currently be predicted.

  On December 20, 2012, the Governor of Michigan signed a series of bills designed to phase out, over a number of years, the levy of personal property taxes on industrial and commercial personal property. The bills also contain some local government unit reimbursement provisions, one of which involves the use of appropriations from the State's use tax. These bills will take effect only if in August of 2014, the state-wide electorate approves a referendum regarding the appropriations from the State's use tax.


  Michigan Business Tax, the Corporate Income Tax, and Recent Developments


  Public Act 36 of 2007 enacted the Michigan Business Tax (the "MBT") to replace the Single Business Tax (the "SBT") effective January 1, 2008. For most firms, the MBT consists of a 4.95 percent tax on business income and a 0.8 percent tax on gross receipts reduced by certain purchases from other firms. Financial institutions pay a 0.235 percent tax on net capital. Insurance companies pay 1.25 percent tax on Michigan premiums. The MBT was enacted along with Public Acts 37 to 40 of 2007, which exempt industrial personal property from the 18 mill local school operating tax and the 6 mill state education property tax, and exempt commercial personal property from 12 mills of the 18 mill tax. Additional personal property tax relief is provided through a 35 percent refundable MBT credit for industrial personal property taxes paid.

  Public Act 145 of 2007 added an additional MBT surcharge equal to 21.99 percent of a taxpayer's MBT liability before credits. The surcharge for financial institutions is 27.7 percent for 2008 and 23.4 percent thereafter. The surcharge was added to replace revenues lost due to the repeal of Public Act 93 of 2007, which had applied the Michigan use tax to a set of select services.

  The MBT apportions business income and modified gross receipts using a 100 percent sales factor. The MBT contains several significant tax credits including a credit equal to 0.296 percent of Michigan compensation in 2008 and 0.370 percent of Michigan compensation thereafter, a 2.32 percent credit for Michigan investment in 2008 and a 2.90 percent credit for Michigan investment thereafter, a 1.52 percent credit for research and development expenses in 2008 and a 1.9 percent credit for research and development expenses thereafter, and a credit for firms that add at least 20 employees. The combination of the compensation and investment credits cannot exceed 50 percent of a firm's MBT liability in 2008 and 52 percent thereafter, and the combination of these two credits and the research and development credit cannot exceed 65 percent of a firm's liability. Most small firms are eligible for a credit that reduces their tax to 1.8 percent of owners' earnings.

  If MBT collections grow faster than inflation plus three-quarters of one percent, 60 percent of the excess revenues will be refunded to taxpayers and 40 percent of the excess will be deposited into the State's Budget Stabilization Fund.

  The MBT was designed to generate revenues sufficient to fully replace the SBT and the service tax revenues which would have been received under Public Act 93 of 2007. In addition, the MBT was intended to raise sufficient funds to replace revenues lost through the personal property tax exemptions from school operating mills. The changes generated approximately $100 million in one-time revenue for the State's fiscal year 2007-08 due to the timing of MBT receipts and the reimbursement of the local school mills.

  On May 25, 2011, the Governor signed into law legislation that restructures Michigan's individual income tax and replaces the Michigan Business Tax with a corporate income tax. These changes were designed to make the income tax more equitable and reduce the business tax burden. The changes to the individual income tax include phasing in the taxation of retirement income, eliminating most non-refundable credits, lowering the homestead property tax credit's income eligibility phase out range, reducing the earned income tax credit, and phasing out the personal exemption at certain high income levels. In addition, a reduction in the individual income tax rate from 4.35% to 4.25% scheduled to occur October 1, 2011 was delayed until January 1, 2013 and other tax rate reductions scheduled to occur in FY 2013 through 2016 are eliminated. The Michigan Business Tax, which is assessed on corporations and non-corporations, was replaced by a 6 percent income tax on corporations only.

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  Effect of Limitations on Ability to Pay Bonds

  The ability of the State of Michigan to pay the principal and interest on its general obligation bonds may be affected by the limitations described above under "Constitutional Provisions Affecting State Revenues and Expenditures." Similarly, the ability of local units of government to levy taxes to pay the principal and interest on their general obligation bonds is subject to the constitutional, statutory, and charter limitations described above under "Constitutional Local Tax Limitations" and "Property Tax and School Finance Reform."

  In general, revenue bonds issued by the State, by local units of government, or by authorities created by the State or local units of government are payable solely from such specified revenues (other than tax revenues) as are pledged for that purpose, and such authorities generally have no taxing power.

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  Effect of General Economic Conditions in Michigan

  Michigan's economy relies heavily on the performance of the manufacturing sector in general and the auto industry specifically. Accordingly, although economic conditions in Michigan have been improving in recent years, Michigan's economy tends to be more vulnerable to economic downturns than the economies of many other states and the nation as a whole. Tourism and agriculture are two other important, but less significant industries in the State, both of which have been and can be adversely affected by recessions.

  Historically, including over the past ten years, the Michigan unemployment rate typically has been higher than the national rate. The table below shows the State and national unemployment rates, respectively, for the years indicated.

Period	Michigan	United States
1998	4.0%	4.5%
1999	3.8%	4.2%
2000	3.7%	4.0%
2001	5.2%	4.7%
2002	6.2%	5.8%
2003	7.1%	6.0%
2004	7.1%	5.5%
2005	6.9%	5.1%
2006	6.9%	4.6%
2007	7.2%	4.6%
2008	8.4%	5.8%
2009	14.1%	9.3%
2010	12.7%	9.6%
2011	10.4%	8.9%
2012	9.1%	8.17%

  In previous years, adverse economic conditions have resulted in well-known Michigan employers Chrysler Corporation and General Motors Corporation, as well as major automotive parts suppliers, having filed for bankruptcy. Numerous economic indicators suggest that the recession ended in mid-2009, but that, until recently, the recovery has been weak and economic growth has not been consistent. Although economic conditions in the State have been improving in recent years, as evidenced by increased light vehicle sales, jobs and housing starts, such increased levels remain below the levels experienced before the recession. The State's relatively high unemployment rate, which could increase, adversely impacts the revenues of the State and its local units. In particular, the State's economic adversity has left some local government units with emergency managers and 2012 legislation has given financially distressed municipalities additional options, including the option to seek authority to file for bankruptcy. In fact, during 2013, the City of Detroit filed for bankruptcy. In addition, from time to time there have been changes in Michigan's laws which could affect the financial health of the State and its local units.

  There can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of obligations issued by local units of government or local authorities in the State or the ability of the obligors to pay the principal of or interest on such obligations.

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  Litigation

  The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units. Relief sought includes damages in tort cases generally, alleviation of prison overcrowding, improvement of prison medical and mental health care and refund claims under state taxes. The State is also a party to various legal proceedings which, if resolved in the State's favor, would result in contingency gains to the State's General Fund balance, but without material effect upon Fund balance. The ultimate dispositions and consequences of all of these proceedings are not presently determinable, but such ultimate dispositions and consequences of any single proceeding or all legal proceedings collectively should not themselves, except as listed below, in the opinion of the Attorney General of the State, have a material adverse effect on the security for the State's obligations; provided, however, that no opinion is expressed with respect to the ultimate disposition and consequences of any litigation in combination with any State revenue loss, the implementation of any tax reduction proposal or the failure of the State to realize any budget assumption.

  On November 15, 2000, more than 365 Michigan school districts and individuals filed Adair, et al., v. State, et al. ("Adair") in the Michigan Court of Appeals. In an amended complaint, the school district plaintiffs increased their number to 463.

  The Adair plaintiffs asserted that the State had, by operation of law, increased the level of various specified public school activities and services beyond that which was required by State law as of December 23, 1978 and, subsequent to that date, added various specified new public school activities or services, including recordkeeping requirements imposed on them by MCL 388.1752 and Executive Order 2000-9, all in violation of a December 23, 1978 amendment to the State Constitution commonly called the Headlee Amendment. The Adair plaintiffs requested declaratory relief, attorneys' fees and litigation costs, but did not seek a money judgment.

  On July 14, 2010, the Michigan Supreme Court reversed and remanded the Michigan Court of Appeals' July 3, 2008 decision denying the Adair plaintiffs' request for attorney fees. The amount of those fees has not yet been determined. The Michigan Supreme Court also affirmed the Court of Appeals July 3, 2008 decision that the State must appropriate funds sufficient to enable the Adair plaintiff school districts to comply with recordkeeping requirements imposed on them by MCL 388.1752 and Executive Order 2000-9.

  The Michigan Legislature appropriated $25,624,500 for 2010-2011, to fund compliance with the imposed record keeping requirements. That amount was appropriated from the initial appropriation of discretionary State Aid to be received.

  On January 19, 2011, the Adair plaintiffs filed a new complaint seeking, among other things, a declaratory judgment that the appropriation is insufficient to pay the full costs of the imposed record keeping requirements, and that the new requirements for teacher and administrator evaluations enacted in the Race to the Top legislation, 2009 Public Acts 201-205, also violate the Headlee Amendment. The complaint also sought compensable damages for the amount of costs incurred by the school districts to provide required data and attorney fees, injunctive relief to cease requiring school districts from complying with the record keeping requirements, and injunctive relief to enjoin Defendants from enforcing the Race to the Top legislation.

  On August 10, 2012, the Adair plaintiffs filed a new original action in the Court of Appeals seeking, among other things, a declaratory judgment that the appropriation for 2012-13 in 2012 PA 201 is insufficient to pay the full costs of the imposed record keeping requirements adding allegations concerning information collected or reported in the Michigan Electronic Information System (MEIS). As with the 2011 case, the complaint again alleges that the current funding method improperly reduced aid to the districts. The complaint again alleges that the requirements for teacher and administrator evaluations enacted in the Race to the Top legislation (2009 PA 201-205, 2011 PA 100-102, the July 2011 amendments to section 1249 of the School Code, MCL 380.1249, as well as the changes to the Tenure Act) violate the Headlee Amendment and alternatively that the definitions of activity and service in MCL 21.232(1) and MCL 21.234(1) are unconstitutional and contrary to the intent of the voters. Plaintiffs allege this is occurring in direct violation of the provisions of the second sentence of Const 1963, art 9, § 29, the Headlee Amendment. The complaint seeks declaratory relief, injunctive relief to cease requiring school districts from complying with the record keeping requirements, and injunctive relief to enjoin Defendants from enforcing the educator evaluation provisions. The complaint also seeks compensatory damages related to the funding mechanism and the educator evaluation claims.

  On November 6, 2012, on remand, the Court of Appeals denied the Adair plaintiffs' request for attorney fees, because of an inability to accurately identify the appropriate amount of fees to be awarded. That ruling remains subject to further appeal. On May 23, 2013 the Michigan Supreme Court remanded to the Court of Appeals to determine reasonable attorney fees.

  Andrie, Inc. v Michigan Department of Treasury, involves the Michigan Use Tax Act and the Michigan Sales Tax Act and addresses a taxpayer's use tax liability related to its use and consumption of tangible personal property (bunker fuel and supplies) it purchased in Michigan, but upon which it did not pay sales tax. The taxpayer failed to prove that any sales tax was paid on the purchases. As a result, Treasury assessed use tax on the goods. The taxpayer claimed that it was not liable for use tax because the goods were "subject" to sales tax and it was entitled to the presumption that sales tax had been paid (there exists a presumption that tax is included in the sales price). The Court of Claims agreed and held that since the subject goods were sold within the State, the transaction was only subject to sales tax and not use tax.

  The Court of Appeals affirmed finding that "the mere fact that a transaction is subject to sales tax necessarily means that the transaction is not subject to use tax." The Court of Appeals went on to say that because the retailer had the ultimate responsibility to pay any sales tax, it is erroneous to place a duty on the subject to use tax. Treasury contends that the Court of Appeals erroneously rewrote the use-tax-exemption statute, converting an exemption based on sales tax "paid" to one based on sales tax "eligible." That result cannot be reconciled with the plain language of the Use Tax Act and the General Sales Tax Act, distinct taxing regimes that both apply when tangible personal property is first sold at retail and then used or consumed; with the use-tax exemption, MCL 205.94(1)(a), which requires a taxpayer to show that sales tax was actually "paid" to establish a right to the exemption; or with the well-settled rule that taxpayers always bear the burden of proving their eligibility for an exemption.

  The Michigan Supreme Court has ordered that the parties address the following issues in their briefs: (1) whether the Court of Appeals correctly determined that a retail transaction in Michigan subject to the sales tax, MCL 205.51 et seq., is not subject to the use tax, MCL 205.91 et seq.; (2) whether a retail purchaser is entitled to a presumption that sales tax is paid on retail transactions in Michigan; and (3) whether the exemption in MCL 205.94(1)(a) applies in this case.

  The case was argued in the Michigan Supreme Court on November 6, 2013. The court's decision is pending.

  None of the outcomes of the above-related cases, including neither decisions on legal fees or increased costs, nor their effects on the State's budget or specifically on the amount of available State Aid, can presently be determined.

  Puerto Rico. The following section provides only a summary of (and does not purport to explain, predict, or fully describe) the complex factors, including both economic and political conditions, affecting the financial situation in the Commonwealth of Puerto Rico (as used in this section, the "Commonwealth" or "Puerto Rico") and is based on information in publicly available documents. This information has not been independently verified and it should be noted that municipal issuers may not be subject to the same disclosure requirements as other bond issuers, and any information provided by municipal issuers may be less reliable than information provided by other bond issuers. The information provided below is subject to change rapidly, substantially, and without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the Commonwealth or its issuers since the date of its preparation. Any such change(s) may adversely affect the Commonwealth's and applicable issuer's cash flows, expenditures, or revenues, or otherwise negatively impact the current or projected Commonwealth financial situation, which in turn could hamper fund performance.

  Further, the marketability, valuation or liquidity of municipal securities issued by the Commonwealth, its localities, and their political subdivisions, instrumentalities, or authorities (collectively, "Puerto Rico Municipal Securities") may be negatively affected in the event that an issuer of Puerto Rico Municipal Securities defaults on its debt obligations or other market events arise, which in turn may negatively affect fund performance, sometimes substantially. A credit-rating downgrade relating to default by, or insolvency of, one or several issuers of Puerto Rico Municipal Securities could affect the market values, marketability and liquidity of many or all Puerto Rico Municipal Securities.

  In addition, economic and other conditions within the Commonwealth may affect the credit risk of the Commonwealth's localities, and their political subdivisions, instrumentalities or authorities to the extent that such issuers are reliant upon appropriations from the Commonwealth. Puerto Rico continues to face severe fiscal and economic stress, including substantial budget deficits, which could negatively affect the value of investments in Puerto Rico Municipal Securities. The difficulties encountered by insurers of Puerto Rico Municipal Securities in the wake of the recent financial crisis and other credit and overall market events may also continue to impact Puerto Rico Municipal Securities negatively. Furthermore, recent federal actions, such as the expiration of the federal payroll tax holiday, increases in taxes on certain high-income individuals, mandatory cuts to federal spending known as "sequestration," and continued political gridlock related to the federal government's budget and debt ceiling, may have a materially adverse impact on the Commonwealth's financial condition. Although the full effects of these events remain uncertain, any deterioration in the Commonwealth's financial condition may have a negative effect on the value, marketability and liquidity of Puerto Rico Municipal Securities.

  There can be no assurances that the Commonwealth will not continue to face significant fiscal and economic stress or that the economic environment will not worsen, further adversely impacting the Commonwealth's financial condition and the ability of issuers of Puerto Rico Municipal Securities to satisfy the obligations on their outstanding debt.


  Relationship between Puerto Rico and the United States. Puerto Rico's constitutional status is that of a territory of the United States (U.S.), and pursuant to the territorial clause of the U.S. Constitution, the ultimate source of power over Puerto Rico is the U.S. Congress. The Commonwealth exercises virtually the same control over its internal affairs as do the 50 U.S. states. It differs from the states, however, in its relationship with the U.S. federal government. The people of Puerto Rico are citizens of the U.S. but do not vote in U.S. national elections. They are represented in Congress by a Resident Commissioner that has a voice in the House of Representatives but no vote (except in House committees and sub-committees to which he belongs). Most U.S. federal taxes, except those such as Social Security taxes, are not levied in Puerto Rico. No U.S. federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. Income earned by Puerto Rico residents from sources outside of Puerto Rico, however, is subject to federal income tax.


  The Economy of Puerto Rico. The economy of Puerto Rico is closely linked to the U.S. economy, as most of the external factors that affect the Puerto Rico economy (other than oil prices) are determined by the policies and performance of the U.S. economy. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. The economy of Puerto Rico also depends, in part, on transfers from the federal government. In fiscal year 2012, aggregate personal income totaled $62.3 billion, including approximately $16.0 billion in transfer payments from the federal government. These federal transfer payments were made to individuals in Puerto Rico under various social programs including Medicaid, Social Security, Veteran's Benefits and U.S. Civil Service Retirement Benefits. The Commonwealth in the past has established policies and programs directed principally at developing the manufacturing and service sectors and expanding and modernizing the Commonwealth's infrastructure. Domestic and foreign investments have historically been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations, and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the population.

  Puerto Rico's economy experienced a considerable transformation during the second half of the twentieth century, from an agricultural-based economy to an industrial one. Factors contributing to this transformation included government-sponsored economic development programs, increases in the level of federal transfer payments, and the relatively low cost of borrowing. In some years, these factors were aided by a significant rise in construction investment driven by infrastructure projects, private investment, primarily in housing, and relatively low oil prices. Nevertheless, the significant oil price increases experienced from January 2002 to June 2008, the contraction of the manufacturing sector, and the budgetary pressures on government finances triggered a general contraction in the economy.

  The Commonwealth's economy entered into a recession in the fourth quarter of fiscal year 2006. For fiscal years 2009, 2010, and 2011, the real GNP contracted by 3.8%, 3.6% and 1.6%, respectively. For fiscal year 2012, real GNP grew by 0.1%. As of April 2013, the Puerto Rico Planning Board (Planning Board) projected a decrease of 0.4% in the Commonwealth's real GNP for fiscal year 2013 and an increase of 0.2% in the Commonwealth's real GNP for fiscal year 2014.

  According to the Puerto Rico Department of Labor, the recession had a significant impact on employment rates in the Commonwealth. From fiscal year 2000 to fiscal year 2013, total employment decreased at an average annual rate of 0.9%, from 1,150,291 to 1,029,019. A reduction in total employment began in the fourth quarter of fiscal year 2007 and has continued consistently through fiscal year 2013. This trend continued during the first two months of fiscal year 2014, as total employment fell at an average rate of 2.3% over the same period in the prior fiscal year. According to the Puerto Rico Department of Labor and Human Resources Household Employment Survey ("Household Survey"), total employment fell by 1.1% in fiscal year 2012 and by 0.6% in fiscal year 2013. The unemployment rate for fiscal year 2012 and for fiscal year 2013 was 15.2% and 14.0%, respectively.

  The dominant sectors of the Puerto Rico economy in terms of production and income are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher-wage, high-technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. Total employment in the manufacturing sector decreased by 39,800 from fiscal year 2005 to fiscal year 2013. For fiscal years 2009, 2010, 2011, 2012, and 2013, manufacturing employment decreased by 7.0%, 8.7%, 3.0%, 2.6% and 7.1%, respectively. For the first two months of fiscal year 2014, average employment in the sector decreased by 6,300 jobs, or 7.7%, compared to the same period of the previous year. Given that this sector pays, on average, the highest wages in Puerto Rico, its general downturn represents a major difficulty for restoring growth for the whole economy. There are several reasons that explain this sector's job shrinkage: the end of the phase-out of the tax benefits afforded by Section 936 of the U.S. Internal Revenue Code, the net loss of patents on certain pharmaceutical products, the escalation of manufacturing production costs (particularly electricity), the increased use of job outsourcing, and, currently, the effects of the global economic decline. Puerto Rico's manufacturing sector continues to face increased international competition. As patents on pharmaceutical products manufactured in Puerto Rico expire and the production of such patented products is not replaced by new products, there may be additional job losses in this sector and a loss of tax revenues for the Commonwealth.

  Puerto Rico has experienced mixed results in the service sector. This sector has expanded in terms of income over the past decade, following the general trend of other industrialized economies, but with differences in the magnitudes of those changes. During the period between fiscal years 2007 and 2012, the gross domestic product (GDP) in this sector, in nominal terms, increased at an average annual rate of 1.2%, while payroll employment in this sector decreased at an average annual rate of 0.4% during that period. In the Puerto Rico labor market, self-employment, which is not accounted for in the non-farm payroll employment survey, represents approximately 15.5% of total employment. According to the Household Survey, most of the self-employment is concentrated in the service and construction sectors. The development of the service sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing and construction. The service sector ranks second to manufacturing in its contribution to GDP. The service sector is also the sector with the greatest amount of employment. Service-sector employment decreased from 565,242 in fiscal year 2007 to 558,000 in fiscal year 2013 (representing 60.4% of total, non-farm, payroll employment). The average service-sector employment for fiscal year 2013 represents an increase of 0.8% compared to the prior fiscal year.

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  General Risks. Many complex political, social, and economic factors influence the Commonwealth's economy and finances. Such factors may affect the Commonwealth's budget unpredictably from year to year. These factors include, but are not limited to: (i) developments with respect to the U.S. economy as a whole; (ii) developments with respect to the manufacturing and service sectors of the Commonwealth's economy; (iii) developments in the world economy, and in particular commodity prices such as oil; (iv) U.S. fiscal and economic policies, including fiscal stimulus efforts in general and the amount of federal aid to the Commonwealth; and (v) the impact of the Commonwealth's fiscal and economic policies.

  These factors are continually changing, and no assurances can be given with respect to how these factors or other factors will materialize in the future or what impact they will have on the Commonwealth's fiscal and economic condition. Such factors could have an adverse impact on the Commonwealth's budget and could result in declines, possibly severe, in the value of Puerto Rico Municipal Securities. These factors may also increase future borrowing costs for issuers of Puerto Rico Municipal Securities and impair their ability to pay debt service on their outstanding obligations.

  Fiscal Year 2011. The Planning Board's reports on the performance of the Puerto Rico economy for fiscal year 2011 indicate that real GNP decreased 1.6% (an increase of 2.0%) over fiscal year 2010. Nominal GNP was $65.6 billion in fiscal year 2011 ($48.3 billion in 2005 prices), compared to $64.3 billion in fiscal year 2010. Aggregate personal income increased from $60.0 billion in fiscal year 2010 to $61.6 billion in fiscal year 2011, and personal income per capita increased from $16,078 in fiscal year 2010 to $16,611 in fiscal year 2011.


  According to the Household Survey, total employment for fiscal year 2011 averaged 1,046,719, a decrease of 28,200, or 2.6%, from the previous fiscal year. The unemployment rate for fiscal year 2011 was 16.2%, a slight reduction from 16.3% for fiscal year 2010.

  Among the variables that contributed to the decrease in GNP was the continuous contraction of the manufacturing sector and the significant increase in the price of oil, which increased by 18.9%.

  Fiscal Year 2012. The Planning Board's preliminary reports on the performance of the Puerto Rico economy for fiscal year 2012 indicate that real GNP increased 0.1% (an increase of 5.9%) over fiscal year 2011. Nominal GNP was $69.5 billion in fiscal year 2012, compared to $65.6 billion in fiscal year 2011. Aggregate personal income increased from $61.6 billion in fiscal year 2011 to $62.3 billion in fiscal year 2012, and personal income per capita increased from $16,611 in fiscal year 2011 to $16,934 in fiscal year 2012.

  According to the Household Survey, total employment for fiscal year 2012 averaged 1,035,465, a decrease of 1.1% compared to the previous fiscal year. The unemployment rate for fiscal year 2012 was 15.2%, down from 16.2% in fiscal year 2011.

  Forecast for Fiscal Years 2013 and 2014. In April 2013, the Planning Board released its revised GNP forecast for fiscal year 2013 and fiscal year 2014. The Planning Board revised its GNP forecast for fiscal year 2013 from a projected growth of 1.1% to a decline of 0.4%. The Planning Board's revised forecast for fiscal year 2013 took into account the estimated effects on the Puerto Rico economy of the United States budget sequestration, the end of federal funds from the American Recovery and Reinvestment Act of 2009, the impact of the initial phase of tax reform, the recent initiatives to promote private employment creation, and the end of the Commonwealth's stimulus plan. The revised forecast also considered the effect on the Puerto Rico economy of general and global economic conditions, the U.S. economy, the volatility of oil prices, interest rates, and the behavior of local exports, including expenditures by visitors. The Planning Board's forecast projects an increase in GNP of 0.2% in fiscal year 2014. The Planning Board's forecast for fiscal year 2014 took into account the estimated effect of the projected growth of the U.S. economy, tourism activity, personal consumption expenditures, federal transfers to individuals and the acceleration of investment in construction.

  Recent Reforms. In February 2013, the Commonwealth amended Act 154-2012 (Act 154), which imposes an excise tax on the acquisition of certain manufacturing products produced and services rendered in Puerto Rico. The amendment extended the effective period of the excise tax until December 31, 2017 and reset the excise tax rate to a fixed 4% commencing on July 1, 2013. It is projected that for fiscal year 2014, revenues from Act 154 will amount to $1.956 billion and constitute approximately 20.5% of the total revenues of the General Fund.

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  In June 2013, the Commonwealth adopted significant reforms to its tax laws to broaden the tax base and increase its revenues. These changes included an increase in certain income taxes and a limitation of certain deductions applicable to corporations; increase in the taxes paid by self-employed professionals; a limitation on mortgage interest deductions; a moratorium on certain tax credits; an increase in the excise tax on tobacco products; an additional 1% tax on insurance underwriting premiums; the imposition of a sales and use tax on certain business-to-business transactions; the elimination of certain exemptions to the sales and use tax on purchases made by certain entities; and the elimination of the resellers certificate exempting resellers from paying sales and use tax on their purchases and its substitution with a new credit system for such taxes paid.

  Although these measures are designed to generate additional revenues that would assist the Commonwealth in meeting its obligations and reducing its deficits, there can be no guarantee that these reforms will meet their objectives or prevent the Commonwealth from defaulting on its obligations. In addition, it is possible that these measures may create additional pressure on the Commonwealth's economy, which could harm the value of any or all Puerto Rico Municipal Securities.

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  Structural Budget Imbalance. Since 2000, the Commonwealth has faced a number of fiscal challenges, including an imbalance between its General Fund total revenues and expenditures. The imbalance reached its highest level in fiscal year 2009, when the deficit was approximately $2.9 billion. In fiscal year 2012, the budget deficit was approximately $2.4 billion. Preliminary results for fiscal year 2013 show that the Commonwealth was able to reduce its deficit to approximately $1.3 billion. The budget for fiscal year 2014 contemplates a further reduction of the deficit to $820 million, which will be financed by a refinancing of $575 million of general obligation debt service payments and $245 million of new borrowings. Although the Commonwealth continues to pursue deficit reduction policies, the Commonwealth's ability to continue to reduce its deficit will depend in part on its ability to continue increasing revenues and reducing expenditures, which in turn depends on several factors, including improvements in economic conditions.

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  Results for Fiscal Year 2011. General Fund total revenues for fiscal year 2011 were approximately $8.3 billion. This represents an increase of $311 million, or 3.9% from fiscal year 2010. The increase in General Fund revenues was due primarily to an increase of $170.1 million in tax withholdings from non-residents and the collection of $677.6 million as a result of the new temporary excise tax and the expansion of the taxation of certain foreign persons. This increase was partially offset by a $406.5 million decline in collections from income tax on individuals as a result of tax reform and current economic conditions.

  General Fund total expenditures for fiscal year 2011 were approximately $10.1 billion, consisting of nearly $9.1 billion of operating expenditures, $267 million in Puerto Rico Building Authority ("PBA") rental payments and $801.8 million of other financing uses (principally debt service payments). The total expenditures exceeded total revenues by approximately $1.8 billion, or 21.6%. The difference between revenues and expenses for fiscal year 2011 was covered principally by Puerto Rico Sales Tax Financing Corporation ("COFINA") bonds.

   Results for Fiscal Year 2012. General Fund total revenues for fiscal year 2012 were approximately $8.8 billion. This represents an increase of $440 million, or 5.3%, from fiscal year 2011. The increase in General Fund revenues was due mainly to an increase of approximately $1.2 billion in excise tax revenues. This increase was partially offset by a $353 million decrease in income taxes collected and a $200 million decrease due to the expiration of the Commonwealth's special property tax.

  GeneralFund total expenses for fiscal year 2012 were nearly $11.2 billion, consisting of $9.9 billion of operating expenditures, $331 million in rent payments to the PBA, and $915.9 million of other financing uses (principally debt service payments). These expenses were $1 billion, or 10% higher than in fiscal year 2011. For fiscal year 2012, the difference between total revenues and expenses was covered with $952 million worth of proceeds from COFINA bonds, $839.8 million of debt restructuring, and other financing sources including lines of credit from the Government Development Bank for Puerto Rico ("GDB").

  Preliminary Results for Fiscal Year 2013. Preliminary General Fund total revenues for fiscal year 2013 are expected to be approximately $8.7 billion. Preliminary total expenditures for fiscal year 2013 are expected to be approximately $10 billion, consisting of $8.7 billion in operating expenditures, $383 million in PBA rental payments and $880.8 million of other financing (principally debt service payments). This represents a decrease of nearly $1.2 billion in expenditures from fiscal year 2012. Certain recurring expenses for fiscal year 2013 were funded from non-General Fund sources, including a $105 million carry-forward surplus reserve from prior years from the Department of Education, and $31 million in excess sick-leave liquidations for the Puerto Rico Police.

  Fiscal Stabilization Plan. In 2009, the Commonwealth began implementation of a comprehensive fiscal stabilization plan (the "Fiscal Plan") aimed at protecting its credit and investment-grade ratings. The Fiscal Plan aims to achieve a balanced budget on or before fiscal year 2016. The Fiscal Plan's proposed measures include increasing tax revenues and reducing spending; reforming the Commonwealth's Employees Retirement System and Teachers Retirement System; reforming the Commonwealth's public corporations with the aim of making them self-sufficient and not reliant on budgetary subsidies from the Commonwealth; Commonwealth Office of Management and Budget spending controls; and improving government efficiency.

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  Budget for Fiscal Year 2013. The enacted budget for fiscal year 2013 provided for total resources of $15.6 billion, of which $9.1 billion were General Fund resources. Of these resources, $8.5 billion came from internal sources including $2.1 billion from personal income taxes, $1.6 billion from corporate income taxes, and $691 million from sales and use taxes. The 2013 budget provided for total expenditures of $15.6 billion, of which $9.1 billion corresponded to the General Fund. For fiscal year 2013, major appropriations from the General Fund included over $3.1 billion for education programs, $1.3 billion for health services and $1.5 billion for public safety and protection. Proceeds from COFINA bonds totaling approximately $332.7 million were used to bridge the gap between General Fund resources and expenditures.

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   Budget for Fiscal Year 2014. The 2014 budget provides for total resources of nearly $16 billion, of which approximately $9.8 billion are General Fund resources. These General Funds resources include $245 million in deficit financing.

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  The most significant differences between thebudgets for fiscal years 2014 and 2013 arise primarily from the projected collections from Sales Tax (up $280.0 million, attributable mainly to the elimination of certain Sales Tax exemptions), corporate income tax (up $466.0 million), withholding taxes on non-residents (down $122.0 million), alcoholic beverage taxes (down $6.0 million), excise taxes (up $238.0 million), and personal income taxes (down $19.0 million).

  The budget for fiscal year 2014 provides for total expenditures of approximately $16 billion (of which nearly $9.8 billion correspond to the General Fund), consisting of $4.6 billion for education, $3.1 billion for welfare, $1.7 billion for public safety and protection, and $6.6 billion for other expenses, expecting a $159 million year-end balance. The increase in proposed budget General Fund expenses for fiscal year 2014 totals $688 million. The main drivers of this increase are incremental debt service, additional contributions to government employee retirement systems, increases in funding for the University of Puerto Rico; and an increase in the budget of the Department of Education, which operated partially during fiscal year 2013 with a non-recurring, carry-forward surplus reserve from prior fiscal years.

  Public Sector Debt. The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue. Section 2 of Article VI of the Constitution of the Commonwealth provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued that is payable in any fiscal year, together with any amount paid by the Commonwealth in the fiscal year preceding the fiscal year of such proposed issuance on account of bonds or notes guaranteed by the Commonwealth, exceed 15% of the average annual revenues raised under the provisions of Commonwealth legislation and deposited into the treasury in the two fiscal years preceding the fiscal year of such proposed issuance. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded through payments by the Commonwealth on such guaranteed debt. Annual debt service payments on bonds guaranteed by the Commonwealth are not included in the calculation of the 15% debt limitation. In the event any of the public corporations issuers of guaranteed bonds are unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund, and such debt service would be included in the calculation of the 15% constitutional debt limitation. The Commonwealth's policy has been and continues to be to manage such debt within the constitutional limitation. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products.

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   Commonwealth Debt. As of June 30, 2013, the Commonwealth had approximately $70.04 billion in public-sector debt outstanding, of which approximately $20.28 billion was related to the Commonwealth's General Fund. Public-sector debt is primarily payable from Commonwealth or municipal taxes, Commonwealth appropriations and rates charged by public corporations for services or products, as well as debt payable from other sources. As a result of the Commonwealth's outstanding general obligation bonds, appropriation bonds and certain other guaranteed debt, the Commonwealth is expected to incur debt service requirements of $1.16 billion in fiscal year 2013, $1.16 billion in fiscal year 2014, and $1.22 billion in fiscal year 2015. These figures may not represent the amount appropriated for debt service by the Commonwealth in a given year.

  Retirement Systems. Substantially all of the public employees of the Commonwealth and its instrumentalities are covered by five retirement systems: the Employees Retirement System of the Government of the Commonwealth (the Employees Retirement System), the Puerto Rico System of Annuities and Pensions for Teachers (the Teachers Retirement System), the Commonwealth Judiciary Retirement System (the Judiciary Retirement System), the Retirement System of the University of Puerto Rico (the University Retirement System) and the Employees Retirement System of Puerto Rico Electric Power Authority (the Electric Power Authority Retirement System). The Employees Retirement System and the Teachers Retirement System are the largest plans, both in number of active members and retirees and in the amount of their actuarial accrued liabilities.

  The University Retirement System and the Electric Power Authority Retirement System cover employees of the University of Puerto Rico and Electric Power Authority, respectively, and are funded by those public corporations from their revenues. Although the Commonwealth is not required to contribute directly to those two systems, a large portion of the University's revenues is derived from legally mandated legislative appropriations.

  As of June 30, 2013, the total number of participants in the three government retirement systems funded principally with government appropriations was as follows: Employees Retirement System, 260,497; Teachers Retirement System, 80,707; and Judiciary Retirement System, 818. The three systems are funded principally by contributions made by employers (the Commonwealth, public corporations, and municipalities) and employees, as well as investment income. The Commonwealth central government is responsible for approximately 59% of total employer contributions to the Employees Retirement System, and the other 41% is the responsibility of public corporations and municipalities. The Commonwealth central government is also responsible for 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively.

   One of the challenges every administration has faced during the past 20 years is how to address the growing unfunded pension benefit obligations and funding shortfalls of the three government retirement systems (the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System) that are funded principally with budget appropriations from the Commonwealth's General Fund. As of June 30, 2012, the date of the latest actuarial valuations of the retirement systems, the unfunded actuarial accrued liability (including basic and system administered benefits) for the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System was $26.4 billion, $10.3 billion and $358 million, respectively, and the funded ratios were 4.5%, 17.0% and 14.1%, respectively.

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  On April 4, 2013, the Commonwealth enacted comprehensive reforms of the Employees Retirement System, the largest of the three public retirement funds funded primarily with budget appropriations from the General Fund. The reforms adopted in this legislation include (i) freezing and grandfathering of benefits that accrued prior to July 1, 2013; (ii) amending of the formulas used to calculate retirement benefits; (iii) adoption of a system of paying benefits in the form of a lifetime annuity, rather than a lump sum; (iv) elimination of "merit pensions," which provide more extensive benefits to employees with a certain number of years of service; (v) increasing the retirement age for certain classes of participants; (vi) increasing employee contributions; (vii) elimination or reduction of various benefits granted by special laws; (viii) increasing the minimum monthly pension for existing retirees; and (ix) elimination or modification of other benefits, including disability and survivor benefits. The constitutionality of these reforms was upheld by the Puerto Rico Supreme Court after it was challenged in several lawsuits brought by participants of the Employees Retirement System.

  The Commonwealth also enacted legislation that provides for incremental annual contributions from employers (including municipalities and certain public corporations), beginning in fiscal year 2014 and up to fiscal year 2033. These contributions, the levels of which will be determined on an annual basis, will supplement the statutory rates of employer contributions adopted in 2011.

  Enactment of these reforms has improved the outlook of the Employees Retirement System. Prior to enactment, it was projected that the Employees Retirement System's assets would have been depleted by fiscal year 2019, with an average annual cash funding shortfall of $905 million between fiscal year 2019 and fiscal year 2043. Based on current census data, expectations of market conditions, and other actuarial information, the Commonwealth believes that these reforms should improve the outlook of the Employees Retirement System's current and future obligations.

  As a result of the 2013 reforms, the Employees Retirement System is expected to experience decreasing funding shortfalls over the coming years. The funding shortfall for the Employees Retirement System is expected to be $806 million in fiscal year 2013. In fiscal year 2014, during which the 2013 reforms will take effect, the funding shortfall is expected to be $524 million.

  The 2013 reforms do not address the underfunding of the Teachers Retirement System or the Judiciary Retirement System, though the Commonwealth is evaluating options for addressing the funding shortfall of the Teachers RetirementSystem. Based on current employer and member contributions to these two systems, the unfunded actuarial accrued liability will continue to increase significantly, with a corresponding decrease in the funded ratio. The current annual contributions are not sufficient to fund pension benefits, and thus, are also insufficient to amortize the unfunded actuarial accrued liability. Because annual benefit payments and administrative expenses of the retirement systems have been significantly larger than annual employer and member contributions, the retirement systems have been forced to use investment income, borrowings and sale of investment portfolio assets to cover funding shortfalls. The funding shortfall (basic system benefits, administrative expenses and debt service in excess of contributions) for fiscal year 2013 for the Teachers Retirement System and the Judiciary Retirement System is expected to be approximately $334 million and $9 million, respectively. For fiscal year 2014, the funding shortfall is expected to be $331 million and $10 million, respectively. The assets of the Teachers Retirement System and Judiciary Retirement System are expected to continue to decline.

  Based on the assumptions used in the latest actuarial valuations, including the expected continued funding shortfalls: (i) the Teachers Retirement System would deplete its net and gross assets by fiscal year 2021; and (ii) the Judiciary Retirement System would deplete its net and gross assets by fiscal year 2019. The years for actual depletion of the assets could vary depending on how actual results differ from the assumptions used in the actuarial valuations, as well as based on any future changes to the contribution and benefits structures of the retirement systems.

  Since the Commonwealth and other participating employers (such as municipalities and participating public corporations) are ultimately responsible for any funding deficiency in the three retirement systems, the depletion of the assets available to cover retirement benefits will require the Commonwealth and other participating employers to cover annual funding deficiencies. It is estimated that the Commonwealth would be responsible for approximately 74% of the combined annual funding deficiency of the three retirement systems, with the balance being the responsibility of the municipalities and participating public corporations.

  The Commonwealth also provides non-pension post-employment benefits that consist of a medical insurance plan contribution. These benefits, which amounted to $250 million for fiscal year 2012 and $257 million for fiscal year 2013, are funded on a pay-as-you-go basis from the General Fund and are valued using actuarial principles similar to the way pension benefits are calculated. Based on the latest actuarial valuations, as of June 30, 2012, the aggregate unfunded actuarial accrued liability of these benefits for the three retirement systems was $2.9 billion.

  Failure to further address the retirement systems' funding deficiencies, the continued use of investment assets to pay benefits as a result of funding shortfalls, and the resulting depletion of assets could adversely affect the ability of the retirement systems to meet the rates of return assumed in the actuarial valuations, which could in turn result in an earlier depletion of the retirement systems' assets and a significant increase in the unfunded actuarial accrued liability.

  Litigation. The Commonwealth and its officers and employees are parties to numerous legal proceedings, many of which normally occur in government operations. In addition, the Commonwealth is involved in certain other legal proceedings (described in the Commonwealth's recent Official Statements) that, if decided against the Commonwealth, might require the Commonwealth to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the Commonwealth to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments. However, the Commonwealth estimates its total exposure for pending and threatened litigation, if decided against the Commonwealth, to be approximately $2.7 billion.

  The Commonwealth is a defendant in two lawsuits (one in a local court and one in federal court) brought by certain Federally Qualified Health Centers ("FQHC") seeking to recover nearly $800 million in Medicaid wraparound payments that the Commonwealth failed to make. After several appeals, five judgments have been entered totaling approximately $110.38 million in favor of 16 FQHCs and $1.33 million owed to the Commonwealth by one of the FQHCs. One judgment is still pending appeal. With respect to the federal case, litigation is ongoing. As of June 30, 2013, the Commonwealth estimated its exposure from this legal contingency could be $650 million if a final judgment is entered against the Commonwealth.

  The Commonwealth is also a defendant in a class-action lawsuit initiated in 1980 by parents of special-education students, alleging that the Commonwealth failed to provide legally required special education services. Since 2002, the Commonwealth has been subject to daily fines arising from its noncompliance. Individual claims for damages are still pending. As of June 30, 2013, the Commonwealth estimated its exposure from this legal contingency could be $650 million if a final judgment is entered against the Commonwealth.

  Municipal Downgrades and Insolvency. Municipal bonds may be more susceptible to being downgraded, and issuers of municipal bonds may be more susceptible to default and insolvency, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending, and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of a fund's investments.

  Recent downgrades of certain municipal securities insurers have negatively impacted the price of certain insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims. Certain municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates, which may reduce revenues available for municipal issuers to pay existing obligations. Should the Commonwealth, its localities, their political subdivisions, instrumentalities or authorities fail to sell bonds at anticipated times or rates, these issuers could experience significantly increased costs and weaker overall cash positions, which could jeopardize their ability make required payments on their outstanding debt obligations.

  Bond Ratings. As of October 28, 2013, Moody's Investor Services, Inc. assigned Puerto Rico's general obligation debt a rating of "Baa3" with a negative outlook.

  As of October 28, 2013, Standard & Poor's Rating Services assigned Puerto Rico's general obligation debt a rating of "BBB-" with a negative outlook.

  As of October 28, 2013, Fitch, Inc. assigned Puerto Rico's general obligation debt a rating of "BBB-" with a negative outlook.

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  Each such rating reflects only the views of the respective rating agency and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if in the judgment of such rating agency circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the bonds.

  PORTFOLIO TRANSACTIONS

  Orders for the purchase or sale of portfolio securities are placed on behalf of a fund by FMR pursuant to authority contained in the management contract. To the extent that FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section.

  FMR or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

  A fund will not incur any commissions or sales charges when it invests in shares of open-end investment companies (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

  Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

  Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by a fund for any fixed-income security, the price paid by a fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

  The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of each fund. The Trustees also review the compensation paid by each fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

  FMR.

  The Selection of Securities Brokers and Dealers

  FMR or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) with which to place a fund's portfolio securities transactions. In selecting securities brokers, including affiliates of FMR, to execute a fund's portfolio securities transactions, FMR or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FMR's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, FMR or its affiliates may choose to execute an order using ECNs, including algorithmic trading, crossing networks, direct market access and program trading, or by actively working an order. Other possibly relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with FMR or its affiliates; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

  The trading desks through which FMR or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.

  In seeking best qualitative execution for portfolio securities transactions, FMR or its affiliates may select a broker that uses a trading method, including algorithmic trading, for which the broker may charge a higher commission than its lowest available commission rate. FMR or its affiliates also may select a broker that charges more than the lowest available commission rate available from another broker. FMR or its affiliates may execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of FMR or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM. FMR or its affiliates may choose to execute futures transactions electronically.

  FMR may enter into trading services agreements with its affiliates to facilitate transactions in non-United States markets.

  The Acquisition of Brokerage and Research Products and Services

  Brokers (who are not affiliates of FMR) that execute transactions for a fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FMR or its affiliates.

  Research Products and Services. These products and services may include, when permissible under applicable law: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FMR or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement FMR's or its affiliates' own research activities in providing investment advice to the funds.

  Execution Services. In addition, brokerage and research products and services may include, when permissible under applicable law, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

  Mixed-Use Products and Services. Although FMR or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services, they may use commission dollars to obtain certain products or services that are not used exclusively in FMR's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FMR or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

  Benefit to FMR. FMR's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. To minimize the potential for conflicts of interest, the trading desks through which FMR or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities. Furthermore, certain of the brokerage and research products and services that FMR or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to FMR or its affiliates or have no explicit cost associated with them. In addition, FMR or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.

  FMR's Decision-Making Process. In connection with the allocation of fund brokerage, FMR or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to FMR or its affiliates, viewed in terms of the particular transaction for a fund or FMR's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which FMR or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with a fund's brokerage may not benefit the fund. While FMR or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FMR, its affiliates, nor the funds incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist FMR or its affiliates in terms of their overall investment responsibilities to a fund or any other investment companies and investment accounts for which FMR or its affiliates have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FMR or its affiliates.

  Research Contracts. FMR or its affiliates have arrangements with certain third-party research providers and brokers through whom FMR or its affiliates effect fund trades, whereby FMR or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FMR or its affiliates may still cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FMR or its affiliates, or that may be available from another broker. FMR or its affiliates view hard dollar payments for research products and services as likely to reduce a fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and used to pay fund expenses, as described below, will decrease. FMR's or its affiliates' determination to pay for research products and services separately, rather than bundled with fund commissions, is wholly voluntary on FMR's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

  Commission Recapture

  FMR or its affiliates may allocate brokerage transactions to brokers (who are not affiliates of FMR) who have entered into arrangements with FMR or its affiliates under which the broker, using a predetermined methodology, rebates a portion of the compensation paid by a fund to offset that fund's expenses. Not all brokers with whom a fund trades have been asked to participate in brokerage commission recapture.

  Affiliated Transactions

  FMR or its affiliates may place trades with certain brokers, including National Financial Services LLC (NFS), with whom they are under common control, provided FMR or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. In addition, FMR or its affiliates may place trades with brokers that use NFS as a clearing agent.

  The Trustees of each fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

  Non-U.S. Securities Transactions

  To facilitate trade settlement and related activities in non-United States securities transactions, FMR or its affiliates may effect spot foreign currency transactions with foreign currency dealers.

  Trade Allocation

  Although the Trustees and officers of each fund are substantially the same as those of certain other Fidelity funds, investment decisions for each fund are made independently from those of other Fidelity funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

  When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by FMR to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

  Fidelity Investments Money Management, Inc. (FIMM).

  The Selection of Securities Brokers and Dealers

  FIMM or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) with which to place a fund's portfolio securities transactions. In selecting securities brokers, including affiliates of FIMM, to execute a fund's portfolio securities transactions, FIMM or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FIMM's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager. Based on the factors considered, FIMM or its affiliates may choose to execute an order by using an electronic trading platform or by calling one or more dealers. Other possibly relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity provided by individual brokers; the reliability of a broker; the broker's overall trading relationship with FIMM or its affiliates; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

  The trading desks through which FIMM or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.

  FIMM may enter into trading services agreements with FMR or its affiliates to facilitate transactions in non-United States markets.

  The Acquisition of Brokerage and Research Products and Services

  Brokers (who are not affiliates of FIMM) that execute transactions for a fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FIMM or its affiliates.

  Research Products and Services. These products and services may include, when permissible under applicable law: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FIMM or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement FIMM's or its affiliates' own research activities in providing investment advice to the funds.

  Execution Services. In addition, brokerage and research products and services may include, when permissible under applicable law, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

  Mixed-Use Products and Services. Although FIMM or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services, they may use commission dollars to obtain certain products or services that are not used exclusively in FIMM's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FIMM or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

  Benefit to FIMM. FIMM's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. To minimize the potential for conflicts of interest, the trading desks through which FIMM or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities. Furthermore, certain of the brokerage and research products and services FIMM or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to FIMM or its affiliates or have no explicit cost associated with them. In addition, FIMM or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.

  FIMM's Decision-Making Process. In connection with the allocation of fund brokerage, FIMM or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to FIMM or its affiliates, viewed in terms of the particular transaction for a fund or FIMM's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which FIMM or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with a fund's brokerage may not benefit the fund. While FIMM or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FIMM, its affiliates, nor the funds incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist FIMM or its affiliates in terms of their overall investment responsibilities to a fund or any other investment companies and investment accounts for which FIMM or its affiliates have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FIMM or its affiliates.

  Research Contracts. FIMM or its affiliates have arrangements with certain third-party research providers and brokers through whom FIMM or its affiliates effect fund trades, whereby FIMM or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FIMM or its affiliates may still cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FIMM or its affiliates, or that may be available from another broker. FIMM or its affiliates view hard dollar payments for research products and services as likely to reduce a fund's total commission costs. FIMM's or its affiliates' determination to pay for research products and services separately, rather than bundled with fund commissions, is wholly voluntary on FIMM's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

  Affiliated Transactions

  FIMM or its affiliates may place trades with certain brokers, including NFS, with whom they are under common control, provided FIMM or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. In addition, FIMM or its affiliates may place trades with brokers that use NFS as a clearing agent.

  The Trustees of each fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

  Non-U.S. Securities Transactions

  To facilitate trade settlement and related activities in non-United States securities transactions, FMR or its affiliates may effect spot foreign currency transactions with foreign currency dealers.

  Trade Allocation

  Although the Trustees and officers of each fund are substantially the same as those of certain other Fidelity funds, investment decisions for each fund are made independently from those of other Fidelity funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

  When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by FIMM to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

  Commissions Paid

  A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

  For the fiscal periods ended December 31, 2013 and 2012, the portfolio turnover rates were 8% and 10%, respectively, for Fidelity Mighican Municipal Income Fund. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in FMR's investment outlook.

  For the fiscal years ended December 31, 2013, 2012, and 2011, each fund paid no brokerage commissions.

  During the fiscal year ended December 31, 2013, each fund paid no brokerage commissions to firms for providing research or brokerage services.

  During the twelve-month period ended September 30, 2013, each fund did not allocate brokerage commissions to firms for providing research or brokerage services.

  VALUATION

   NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

  The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation oversight responsibilities to FMR. FMR has established the FMR Fair Value Committee (FMR Committee) to fulfill these oversight responsibilities.

  Municipal Bond Fund.

  Shares of open-end investment companies (including any underlying central funds) held by a fund are valued at their respective NAVs.

  Portfolio securities and assets held by an underlying money market central fund are valued on the basis of amortized cost, which is described below. Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying non-money market central fund, are valued as follows:

  If quotations are not available, debt securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

  Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

  Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. FMR engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

  Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the FMR Committee, are deemed unreliable will be fair valued in good faith by the FMR Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the FMR Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the FMR Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the FMR Committee may consider factors including price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

  Money Market Fund.

  Shares of open-end investment companies (including any underlying money market central funds) held by a fund are valued at their respective NAVs.

  Other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying money market central fund, are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a fund would receive if it sold the instrument.

  At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from a fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

  BUYING, SELLING, AND EXCHANGING INFORMATION

  A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

  Each fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

  DISTRIBUTIONS AND TAXES

  Dividends. To the extent that each fund's income is reported in a written statement to shareholders as federally tax-exempt interest, the dividends declared by the fund will be federally tax-exempt, provided that the fund qualifies to pay tax-exempt dividends. In order to qualify to pay tax-exempt dividends, at least 50% of the value of the fund's total assets (including uninvested assets) must consist of tax-exempt municipal securities at the close of each quarter of the fund's taxable year. Short-term capital gains are taxable at ordinary income tax rates.

  Generally, each fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither FMR nor the funds guarantee that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued and you may need to file an amended income tax return. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

  Interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

  A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.

  Michigan Tax Matters. Under a ruling of the Michigan Department of Treasury, shareholders of Fidelity Michigan Municipal Money Market Fund and Fidelity Michigan Municipal Income Fund who are subject to the Michigan personal income tax will not be subject to the Michigan personal income tax on their Michigan fund dividends to the extent that such distributions are exempt-interest dividends for federal income tax purposes and are attributable to interest on tax-exempt obligations of the State of Michigan, its political or governmental subdivisions, or its governmental agencies or instrumentalities (as well as certain federally tax-exempt obligations of territories and possessions of the United States). Such distributions will also not be subject to city income taxes imposed by certain Michigan cities. Generally, any distributions with respect to shares of each Michigan fund other than those described in the preceding sentence, including, but not limited to, long or short-term capital gains, will be subject to the Michigan income tax and may be subject to the city income taxes imposed by certain Michigan cities. Investors should consult with their tax advisors with respect to State of Michigan tax consequences, including the possible ramifications of the Michigan Corporate Income Tax enacted in 2011.

  Capital Gain Distributions. Each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains. Fidelity Michigan Municipal Money Market Fund may distribute any net realized capital gains once a year or more often (as legally permissible), as necessary.

  Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by a fund with respect to foreign securities held directly by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by a fund.

  Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

  Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

  TRUSTEES AND OFFICERS

  The Trustees and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Elizabeth S. Acton and James C. Curvey, each of the Trustees oversees 223 funds. Ms. Acton oversees 205 funds. Mr. Curvey oversees 396 funds.

  The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

  Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

  In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

  Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

  Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

  The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

  Interested Trustees*:

  Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007 Trustee

  Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

  Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President of FMR LLC (2013-present), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

  * Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

  + The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

  Independent Trustees:

  Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)

Year of Election or Appointment:2013 Trustee

  Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

  Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Barnabas Health Care System. Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

  Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

  Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

  Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

  Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

  Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

Kenneth L. Wolfe (1939)
Year of Election or Appointment: 2005 Trustee

  Mr. Wolfe also serves as Trustee of other Fidelity funds. Prior to his retirement, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer (1994-2001) of Hershey Foods Corporation. He also served as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (personal care products, 2004-2009). Mr. Wolfe previously served as Chairman of the Independent Trustees of other Fidelity funds (2008-2012).

  + The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

   Officers:

  Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

  Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Robert P. Brown (1963)
Year of Election or Appointment: 2012 Vice President of Fidelity's Bond Funds

  Mr. Brown also serves as Vice President of other funds. Mr. Brown serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2010-present), President, Bond Group of FMR (2011-present), Director and Managing Director, Research of Fidelity Management & Research (U.K.) Inc. (2008-present), and is an employee of Fidelity Investments. Previously, Mr. Brown served as President, Money Market Group of FMR (2010-2011) and Vice President of Fidelity's Money Market Funds (2010-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

  Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

  Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

  Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

  Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

  Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

  Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Charles S. Morrison (1960)
Year of Election or Appointment: 2012 Vice President

  Mr. Morrison also serves as Vice President of other funds. He serves as President, Fixed Income and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Fixed Income Division.

Nancy D. Prior (1967)
Year of Election or Appointment: 2012 Vice President of Fidelity's Money Market Funds

  Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President, Money Market Group of FMR (2011-present) and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

  Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

  Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

  Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

  Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

  Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
	Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

  Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

  Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

  Standing Committees of the Funds' Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has three standing committees. The members of each committee are Independent Trustees.

  The Operations Committee is composed of all of the Independent Trustees, with Mr. Gamper currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' CCO. The committee (i) serves as the primary point of contact for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended December 31, 2013, the committee held 18 meetings.

  The Audit Committee is composed of all of the Independent Trustees, with Mr. Keyes currently serving as Chair. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair. The committee meets separately at least annually with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, and with the funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process, will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds' financial statements. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended December 31, 2013, the committee held four meetings.

  The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Johnson currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal year ended December 31, 2013, the committee held three meetings.

  The Governance and Nominating Committee is composed of Mr. Gamper (Chair), Ms. Knowles (Vice Chair), and Mr. Johnson. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended December 31, 2013, the committee held eight meetings.

  The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2013.

  Interested Trustees

DOLLAR RANGE OF FUND SHARES	Abigail P. Johnson	James C. Curvey
Fidelity Michigan Municipal Income Fund	none	none
Fidelity Michigan Municipal Money Market Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000
  Independent Trustees

DOLLAR RANGE OF FUND SHARES	Elizabeth S. Acton	Albert R. Gamper, Jr.	Robert F. Gartland	Arthur E. Johnson
Fidelity Michigan Municipal Income Fund	none	none	none	none
Fidelity Michigan Municipal Money Market Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	 none
DOLLAR RANGE OF FUND SHARES	Michael E. Kenneally	James H. Keyes	Marie L. Knowles	Kenneth L. Wolfe
Fidelity Michigan Municipal Income Fund	none	none	none	none
Fidelity Michigan Municipal Money Market Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000


  The following table sets forth information describing the compensation of each Trustee for his or her services for the fiscal year ended December 31, 2013.

  Compensation Table[1]

AGGREGATE COMPENSATION FROM A FUND	Elizabeth S. Acton	Albert R. Gamper, Jr.	Robert F. Gartland	Arthur E. Johnson

Fidelity Michigan Municipal Income Fund	$ 277	$ 341	$ 277	$ 280

Fidelity Michigan Municipal Money Market Fund	$ 420	$ 518	$ 422	$ 424

TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 391,500	$ 483,000	$ 393,000	$ 395,500

AGGREGATE COMPENSATION FROM A FUND	Michael E. Kenneally	James H. Keyes	Marie L. Knowles	Kenneth L. Wolfe
Fidelity Michigan Municipal Income Fund	$ 275	$ 295	$ 312	$ 275
Fidelity Michigan Municipal Money Market Fund	$ 417	$ 450	$ 474	$ 417
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 389,000	$ 419,000	$ 441,750	$ 389,000

  1 Abigail P. Johnson and James C. Curvey are interested persons and are compensated by Fidelity.


  A Reflects compensation received for the calendar year ended December 31, 2013 for 223 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts deferred at the election of Trustees. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Robert F. Gartland, $180,000; and Michael E. Kenneally, $120,000.

  As of December 31, 2013, the Trustees and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

  CONTROL OF INVESTMENT ADVISERS

  FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FIMM, Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Inc. (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Abigail P. Johnson family, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

  At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

  FMR, FIMM, FMR U.K., FMR H.K., FMR Japan, FDC, and the funds have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

  MANAGEMENT CONTRACTS

  Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

  Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

  In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

  Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

  Management Fees. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

  The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts. For this purpose, the monthly average net assets of any registered investment companies with which FMR previously had management contracts but that currently have management contracts with Fidelity SelectCo, LLC are included.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$ 1 billion	.3700%
3	-		6.3400	50.2188
6	-		9.3100	100.1869
9	-		12.2800	150.1736
12	-		15.2500	200.1652
15	-		18.2200	250.1587
18	-		21.2000	300.1536
21	-		24.1900	350.1494
24	-		30.1800	400.1459
30	-		36.1750	450.1427
36	-		42.1700	500.1399
42	-		48.1650	550.1372
48	-		66.1600	600.1349
66	-		84.1550	650.1328
84	-		120.1500	700.1309
120	-		156.1450	750.1291
156	-		192.1400	800.1275
192	-		228.1350	850.1260
228	-		264.1300	900.1246
264	-		300.1275	950.1233
300	-		336.1250	1,000.1220
336	-		372.1225	1,050.1209
372	-		408.1200	1,100.1197
408	-		444.1175	1,150.1187
444	-		480.1150	1,200.1177
480	-		516.1125	1,250.1167
516	-		587.1100	1,300.1158
587	-		646.1080	1,350.1149
646	-		711.1060	1,400.1141
711	-		782.1040	1,450.1132
782	-		860.1020	1,500.1125
860	-		946.1000	1,550.1117
946	-		1,041.0980	1,600.1110
1,041	-		1,145.0960	1,650.1103
1,145	-		1,260.0940	1,700.1096
1,260	-		1,386.0920	1,750.1089
1,386	-		1,525.0900	1,800.1083
1,525	-		1,677.0880	1,850.1077
1,677	-		1,845.0860	1,900.1070
Over			1,845.0840	1,950.1065
				2,000.1059

  The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,545 billion of group net assets - the approximate level for December 2013 - was 0.1118%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,545 billion.

  Each fund's individual fund fee rate is 0.25%. Based on the average group net assets for December 2013, each fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Fidelity Michigan Municipal Income Fund	0.1118%	+	0.2500%	=	0.3618%
Fidelity Michigan Municipal Money Market Fund	0.1118%	+	0.2500%	=	0.3618%

  One-twelfth of the management fee rate is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.

  The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years.

Fund	Fiscal Years Ended December 31	Management Fees Paid to FMR
Fidelity Michigan Municipal Income Fund	2013	$ 2,294,889
	2012	$ 2,427,741
	2011	$ 2,178,267
Fidelity Michigan Municipal Money Market Fund	2013	$ 3,580,448
	2012	$ 3,194,267
	2011	$ 3,150,430

  FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

  Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

  Sub-Adviser - FIMM. On behalf of each fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has day-to-day responsibility for choosing investments for each fund. Under the terms of the sub-advisory agreements for each fund, FMR, and not the funds, pays FIMM's fees.

  Sub-Advisers - FMR U.K., FMR H.K., and FMR Japan. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR H.K., and FMR Japan. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR, and not the funds, pays the sub-advisers.

  Jamie Pagliocco is the portfolio manager of Fidelity Michigan Municipal Income Fund and receives compensation for his services. As of December 31, 2013, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

  The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group, if applicable, assigned to each fund or account, and (ii) the investment performance of other FMR municipal bond funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index and rolling periods of up to ten years for the comparison to a peer group, if applicable. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of Fidelity Michigan Municipal Income Fund is based on the fund's pre-tax investment performance measured against the Barclays® Michigan Enhanced Municipal Bond Index and the fund's pre-tax investment performance within the LipperSM Other States Municipal Debt Funds. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

  The portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

  The following table provides information relating to other accounts managed by Mr. Pagliocco as of December 31, 2013:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	15	none	2
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 21,042	none	$ 971
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

  * Includes Fidelity Michigan Municipal Income Fund ($529 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

  As of December 31, 2013, the dollar range of shares of Fidelity Michigan Municipal Income Fund beneficially owned by Mr. Pagliocco was none.

  PROXY VOTING GUIDELINES

  The following Proxy Voting Guidelines were established by the Board of Trustees of the Fidelity funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the Independent Trustees of the Fidelity funds, and, accordingly, are subject to change.)

  I. General Principles

  A. Voting of shares will be conducted in a manner consistent with the best interests of Fidelity Fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

  B. FMR Investment Proxy Research votes proxies. Like other Fidelity employees, Investment Proxy Research employees have a fiduciary duty to never place their own personal interest ahead of the interests of Fidelity Fund shareholders, and are instructed to avoid actual and apparent conflicts of interest. In the event of a conflict of interest, Investment Proxy Research employees, like other Fidelity employees, will escalate to their managers or the Ethics Office, as appropriate, in accordance with Fidelity's corporate policy on conflicts of interest. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely on the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

  C. Except as set forth herein, FMR will generally vote in favor of routine management proposals.

  D. Non-routine proposals will generally be voted in accordance with the Guidelines.

  E. Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by an attorney within FMR's General Counsel's office and a member of senior management within FMR Investment Proxy Research. A significant pattern of such proposals or other special circumstances will be referred to the appropriate Fidelity Fund Board Committee or its designee.

  F. FMR will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal's likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, FMR will generally abstain.

  G. Many Fidelity Funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, FMR will generally evaluate proposals in the context of the Guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

  H. In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, FMR will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FMR will generally not vote proxies in order to safeguard fund holdings information.

  I. Where a management-sponsored proposal is inconsistent with the Guidelines, FMR may receive a company's commitment to modify the proposal or its practice to conform to the Guidelines, and FMR will generally support management based on this commitment. If a company subsequently does not abide by its commitment, FMR will generally withhold authority for the election of directors at the next election.

  II. Definitions (as used in this document)

  A. Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; provisions restricting the right of shareholders to set board size; and any other provision that eliminates or limits shareholder rights.

  B. Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

  C. Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

  D. Sunset Provision - a condition in a charter or plan that specifies an expiration date.

  E. Permitted Bid Feature - a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

  F. Poison Pill - a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

  G. Large-Capitalization Company - a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

  H. Small-Capitalization Company - a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

  I. Micro-Capitalization Company - a company with a market capitalization under US $300 million.

  J. Evergreen Provision - a feature which provides for an automatic increase in the shares available for grant under an equity award plan on a regular basis.

  III. Directors

  A. Incumbent Directors

  FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. FMR will also generally withhold authority for the election of all directors or directors on responsible committees if:

  1. An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

  With respect to Poison Pills, however, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

  a. The Poison Pill includes a Sunset Provision of less than five years;

  b. The Poison Pill includes a Permitted Bid Feature;

  c. The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

  d. Shareholder approval is required to reinstate the Poison Pill upon expiration.

  FMR will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

  2. The company refuses, upon request by FMR, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

  3. Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

  4. Executive compensation appears misaligned with shareholder interests or otherwise problematic, taking into account such factors as: (i) whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether, in the case of stock awards, the restriction period was less than three years for non-performance-based awards, and less than one year for performance-based awards; (iv) whether the compensation committee has lapsed or waived equity vesting restrictions; and (v) whether the company has adopted or extended a Golden Parachute without shareholder approval.

  5. To gain FMR's support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

  6. The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

  7. The board is not composed of a majority of independent directors.

  B. Indemnification

  FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

  C. Independent Chairperson

  FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

  D. Majority Director Elections

  FMR will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FMR may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

  IV. Compensation

  A. Executive Compensation

  1. Advisory votes on executive compensation

  a. FMR will generally vote for proposals to ratify executive compensation unless such compensation appears misaligned with shareholder interests or otherwise problematic, taking into account such factors as, among other things, (i) whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether, in the case of stock awards, the restriction period was less than three years for non-performance-based awards, and less than one year for performance-based awards; (iv) whether the compensation committee has lapsed or waived equity vesting restriction; and (v) whether the company has adopted or extended a Golden Parachute without shareholder approval.

  b. FMR will generally vote against proposals to ratify Golden Parachutes.

  2. Frequency of advisory vote on executive compensation

  FMR will generally support annual advisory votes on executive compensation.

  B. Equity award plans (including stock options, restricted stock awards, and other stock awards).

  FMR will generally vote against equity award plans or amendments to authorize additional shares under such plans if:

  1. (a) The company's average three year burn rate is greater than 1.5% for a Large-Capitalization Company, 2.5% for a Small-Capitalization Company or 3.5% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the burn rate is acceptable.

  2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.

  3. The plan includes an Evergreen Provision.

  4. The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.

  C. Equity Exchanges and Repricing

  FMR will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

  1. Whether the proposal excludes senior management and directors;

  2. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

  3. The company's relative performance compared to other companies within the relevant industry or industries;

  4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

  5. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

  D. Employee Stock Purchase Plans

  FMR will generally vote in favor of employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

  E. Employee Stock Ownership Plans (ESOPs)

  FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

  F. Bonus Plans and Tax Deductibility Proposals

  FMR will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

  V. Anti-Takeover Provisions

  FMR will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

  A. The Poison Pill includes the following features:

  1. A Sunset Provision of no greater than five years;

  2. Linked to a business strategy that is expected to result in greater value for the shareholders;

  3. Requires shareholder approval to be reinstated upon expiration or if amended;

  4. Contains a Permitted Bid Feature; and

  5. Allows the Fidelity Funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

  B. An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

  C. It is a fair price amendment that considers a two-year price history or less.

  FMR will generally vote in favor of proposals to eliminate Anti-Takeover Provisions unless:

  D. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

  E. In the case of proposals regarding shareholders' rights to call special meetings, FMR generally will vote against each proposal if the threshold required to call a special meeting is less than 25% of the outstanding stock.

  F. In the case of proposals regarding shareholders' right to act by written consent, FMR will generally vote against each proposal if it does not include appropriate mechanisms for implementation including, among other things, that at least 25% of the outstanding stock request that the company establish a record date determining which shareholders are entitled to act and that consents be solicited from all shareholders.

  VI. Capital Structure/Incorporation

  A. Increases in Common Stock

  FMR will generally vote against a provision to increase a company's common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable.

  B. Reverse Stock Splits

  FMR will generally vote in favor of reverse stock splits as long as the post-split authorized shares is no greater than three times the post-split number of outstanding and scheduled to be issued shares, including stock awards, or in the case of real estate investment trusts the number of post-split authorized shares is not greater than five times the post-split number of outstanding and scheduled to be issued shares.

  C. New Classes of Shares

  FMR will generally vote against the introduction of new classes of stock with differential voting rights.

  D. Cumulative Voting Rights

  FMR will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

  E. Acquisition or Business Combination Statutes

  FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

  F. Incorporation or Reincorporation in Another State or Country

  FMR will generally vote for management proposals calling for, or recommending that, a portfolio company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. FMR will consider supporting such shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

  VII. Shares of Investment Companies

  A. When a Fidelity Fund invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, FMR will vote in the same proportion as all other voting shareholders of such underlying fund or class ("echo voting"). FMR may choose not to vote if "echo voting" is not operationally feasible.

  B. Certain Fidelity Funds may invest in shares of underlying Fidelity Funds that do not have public shareholders. For Fidelity Funds without public shareholders that are managed by FMR or an affiliate, FMR will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

  VIII. Other

  A. Voting Process

  FMR will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

  B. Regulated Industries

  Voting of shares in securities of any regulated industry (e.g. U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g. the Federal Reserve Board) for a determination under applicable law (e.g. federal banking law) that no fund or group of funds has acquired control of such organization.

  To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

  DISTRIBUTION SERVICES

  Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 100 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

  The Trustees have approved Distribution and Service Plans with respect to shares of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow shares of the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

  Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of Fidelity Michigan Municipal Income Fund and Fidelity Michigan Municipal Money Market Fund and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for shares of Fidelity Michigan Municipal Income Fund and Fidelity Michigan Municipal Money Market Fund.

  Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of the fund, additional sales of shares of the fund or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

  FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to intermediaries. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. FDC anticipates that payments will be made to over a hundred intermediaries, including some of the largest broker-dealers and other financial firms, and certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

  A fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this SAI for more information.

  If you have purchased shares of a fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

  Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

  TRANSFER AND SERVICE AGENT AGREEMENTS

  Each fund has entered into a transfer agent agreement with Citibank, N.A. (Citibank), which is located at 111 Wall Street, New York, New York. Under the terms of the agreements, Citibank provides transfer agency services. Citibank in turn has entered into sub-transfer agent agreements with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the sub-agreements, FIIOC performs all processing activities associated with providing these services and receives all related transfer agency fees paid to Citibank.

  For providing transfer agency services for Fidelity Michigan Municipal Income Fund and Fidelity Michigan Municipal Money Market Fund, FIIOC receives a position fee and an asset-based fee with respect to each position in a fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fee is billed monthly on a pro rata basis at one-twelfth of the applicable annual rate as of the end of each calendar month. The asset-based fee is calculated and paid monthly on the basis of average daily net assets.

  FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

  In addition, Citibank receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in certain funds of funds managed by an FMR affiliate, according to the percentage of the QTP's, or a fund of funds' assets that is invested in a fund.

  FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

  Many fund shares are owned by intermediaries for the benefit of their customers. Since a fund often does not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.

  Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the funds, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

  In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

  Each fund has also entered into a service agent agreement with Citibank. Under the terms of the agreements, Citibank provides pricing and bookkeeping services for each fund. Citibank in turn has entered into sub-service agent agreements with FSC, an affiliate of FMR. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for shares and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to Citibank.

  For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

  The annual rates for pricing and bookkeeping services for tax-free domestic fixed-income funds are 0.0259% of the first $500 million of average net assets, 0.0156% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

  The annual rates for pricing and bookkeeping services for money market funds are 0.0156% of the first $500 million of average net assets, 0.0078% of average net assets between $500 million and $10 billion, 0.0041% of average net assets between $10 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

  Pricing and bookkeeping fees paid by each fund to FSC for the past three fiscal years are shown in the following table.

Fund	2013	2012	2011
Fidelity Michigan Municipal Income Fund	$ 150,077	$ 155,183	$ 144,456
Fidelity Michigan Municipal Money Market Fund	$ 115,913	$ 107,219	$ 106,235

  DESCRIPTION OF THE TRUSTS

  Trust Organization. Fidelity Michigan Municipal Income Fund is a fund of Fidelity Municipal Trust, an open-end management investment company created under an initial declaration of trust dated June 22, 1984. Fidelity Michigan Municipal Money Market Fund is a fund of Fidelity Municipal Trust II, an open-end management investment company created under an initial trust instrument dated June 20, 1991. Currently, there are seven funds offered in Fidelity Municipal Trust: Fidelity Conservative Income Municipal Bond Fund, Fidelity Limited Term Municipal Income Fund, Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund, and Fidelity Pennsylvania Municipal Income Fund. Currently, there are three funds offered in Fidelity Municipal Trust II: Fidelity Michigan Municipal Money Market Fund, Fidelity Ohio Municipal Money Market Fund, and Fidelity Pennsylvania Municipal Money Market Fund. The Trustees are permitted to create additional funds in the trusts and to create additional classes of the funds.

  The assets of each trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds.

  Shareholder Liability - Massachusetts Trust. Fidelity Municipal Trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

  The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the Massachusetts trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Massachusetts trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the Massachusetts trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

  The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

  Shareholder Liability - Delaware Trust. Fidelity Municipal Trust II is a statutory trust organized under Delaware law. Delaware law provides that, except to the extent otherwise provided in the Trust Instrument, shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Delaware trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

  The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

  Voting Rights - Massachusetts Trust. The fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

  The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

  Fidelity Municipal Trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

  Voting Rights - Delaware Trust. The fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

  The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

  Fidelity Municipal Trust II or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

  Custodian. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. From time to time, subject to approval by a fund's Treasurer, Fidelity Michigan Municipal Income Fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

  FMR, its officers and directors, its affiliated companies, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of each fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

  Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for each fund and provides other audit, tax, and related services.

  FUND HOLDINGS INFORMATION

  Each fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.

  Fidelity Michigan Municipal Income Fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end).

  Fidelity Michigan Municipal Money Market Fund will provide a full list of holdings as of the last day of the previous month on www.fidelity.com. This information will be provided monthly by no later than the fifth business day of each month. The information will be available on the web site for a period of not less than six months.

  Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

  A full list of holdings may be obtained from a money market fund more frequently, including daily, upon request. A full list of a money market fund's holdings (as of the previous business day) may also be obtained on a continuous basis by submitting a standing request to the fund. A fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics, or holdings information with respect to a specific security or company. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. FMR reserves the right to refuse to fulfill any request for portfolio holdings information if it believes that providing such information may adversely affect the fund or its shareholders.

  The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: a fund's trustees; a fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

  Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR or its affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.

  At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); DocuLynx Inc. (full or partial holdings daily, on the next business day); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Barclays Capital Inc. (full holdings daily, on the next business day).

  FMR, its affiliates, or the funds will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the funds' SAI.

  There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

  FINANCIAL STATEMENTS

  Each fund's financial statements and financial highlights for the fiscal year ended December 31, 2013, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as central funds or other underlying funds) in which a fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

  APPENDIX

  Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2014 FMR LLC. All rights reserved.

  The third-party marks appearing above are the marks of their respective owners.

  Fidelity's Ohio Municipal Funds

Fund	Ticker
Fidelity® Ohio Municipal Income Fund	FOHFX
Fidelity Ohio Municipal Money Market Fund	FOMXX

  Prospectus

  March 1, 2014



  Contents

Fund Summary	(Click Here)	Fidelity® Ohio Municipal Income Fund
	(Click Here)	Fidelity Ohio Municipal Money Market Fund
Fund Basics	(Click Here)	Investment Details
	(Click Here)	Valuing Shares
Shareholder Information	(Click Here)	Additional Information about the Purchase and Sale of Shares
	(Click Here)	Exchanging Shares
	(Click Here)	Features and Policies
	(Click Here)	Dividends and Capital Gain Distributions
	(Click Here)	Tax Consequences
Fund Services	(Click Here)	Fund Management
	96	Fund Distribution
Appendix	97	Financial Highlights
	100	Additional Index Information

  Prospectus

  Fund Summary

  Fund:
  Fidelity®Ohio Municipal Income Fund

  Investment Objective

  The fund seeks a high level of current income exempt from federal income tax and Ohio personal income tax.

  Fee Table

  The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)
Redemption fee on shares held less than 30 days (as a % of amount redeemed)	0.50%

  Annual operating expenses
  (expenses that you pay each year as a % of the value of your investment)

Management fee	0.36%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.12%
Total annual operating expenses	0.48%

  This example helps compare the cost of investing in the fund with the cost of investing in other funds.

  Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 49
3 years	$ 154
5 years	$ 269
10 years	$ 604

  Portfolio Turnover

  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 17% of the average value of its portfolio.

  Prospectus

  Fund Summary - continued

  Principal Investment Strategies

    Normally investing at least 80% of assets in investment-grade municipal securities whose interest is exempt from federal and Ohio personal income taxes.
    Managing the fund to have similar overall interest rate risk to an index designed to represent Fidelity Management & Research Company (FMR)'s view of how the fund's competitive universe will perform over time.
    Allocating assets across different market sectors and maturities.
    Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
    Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.

  Principal Investment Risks

    Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
    Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
    Geographic Concentration. Unfavorable political or economic conditions within Ohio can affect the credit quality of issuers located in that state.
    Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

  Performance

  The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

  Visit www.fidelity.com for updated return information.

  Prospectus

  Year-by-Year Returns

Calendar Years	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
	4.44%	2.90%	4.47%	3.59%	-1.62%	11.11%	1.95%	9.62%	7.14%	-3.16%



During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	5.93%	September 30, 2009
Lowest Quarter Return	-3.57%	December 31, 2010

  Average Annual Returns

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity Ohio Municipal Income Fund
Return Before Taxes	-3.16%	5.20%	3.96%
Return After Taxes on Distributions	-3.42%	5.13%	3.85%
Return After Taxes on Distributions and Sale of Fund Shares	-0.18%	4.93%	3.96%
Barclays® Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-2.55%	5.89%	4.29%
Barclays® Ohio 4+ Year Enhanced Modified Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-2.56%	6.10%	4.59%

  Investment Adviser

  FMR (the Adviser) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as sub-advisers for the fund.

  Prospectus

  Fund Summary - continued

  Portfolio Manager(s)

  Jamie Pagliocco (portfolio manager) has managed the fund since July 2006.

  Purchase and Sale of Shares

  You may buy or sell shares through a Fidelity brokerage or mutual fund account, or through an investment professional. You may buy or sell shares in various ways:


Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail
Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118

  The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

  The price to sell one share is its NAV, minus the short-term redemption fee, if applicable. Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable.

  The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$10,000

  The fund may waive or lower purchase minimums.

  Tax Information

  The fund seeks to earn income and pay dividends exempt from federal income tax and Ohio personal income tax. A portion of the dividends you receive may be subject to federal, state, or local income tax and may also be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to the fund's sale of municipal bonds.

  Payments to Broker-Dealers and Other Financial Intermediaries

  The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

  Prospectus

  Fund Summary

  Fund:
  Fidelity®Ohio Municipal Money Market Fund

  Investment Objective

  The fund seeks as high a level of current income, exempt from federal income tax and from Ohio personal income tax, as is consistent with the preservation of capital.

  Fee Table

  The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	None

  Annual operating expenses
  (expenses that you pay each year as a % of the value of your investment)

Management fee	0.36%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.16%
Total annual operating expenses	0.52%

  This example helps compare the cost of investing in the fund with the cost of investing in other funds.

  Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 53
3 years	$ 167
5 years	$ 291
10 years	$ 653

  Principal Investment Strategies

    Normally investing in municipal money market securities.
    Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal and Ohio personal income taxes.

  Prospectus

    Potentially investing up to 20% of assets in municipal securities whose interest is subject to Ohio personal income tax.
    Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
    Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

  Principal Investment Risks

    Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
    Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
    Foreign Exposure. Entities providing credit support or a maturity-shortening structure that are located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
    Geographic Concentration. Unfavorable political or economic conditions within Ohio can affect the credit quality of issuers located in that state.
    Issuer-Specific Changes. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  Performance

  The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year. Past performance is not an indication of future performance.

  Visit www.fidelity.com for updated return information.

  Prospectus

  Fund Summary - continued

  Year-by-Year Returns

Calendar Years	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
	0.76%	1.99%	3.01%	3.22%	1.77%	0.15%	0.01%	0.01%	0.01%	0.01%



During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	0.83%	June 30, 2007
Lowest Quarter Return	0.00%	March 31, 2013

  Average Annual Returns

For the periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity Ohio Municipal Money Market Fund	0.01%	0.04%	1.09%

  Investment Adviser

  Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as sub-advisers for the fund.

  Purchase and Sale of Shares

  You may buy or sell shares through a Fidelity brokerage or mutual fund account, or through an investment professional. You may buy or sell shares in various ways:

Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail
Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118

  Prospectus

  The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

  The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

  The fund is open for business each day the New York Stock Exchange (NYSE) is open. Even if the NYSE is closed, the fund will be open for business on those days on which the Federal Reserve Bank of New York (New York Fed) is open, the primary trading markets for the fund's portfolio instruments are open, and the fund's management believes there is an adequate market to meet purchase and redemption requests.

Initial Purchase Minimum	$5,000

  The fund may waive or lower purchase minimums.

  Tax Information

  The fund seeks to earn income and pay dividends exempt from federal income tax and Ohio personal income tax. A portion of the dividends you receive may be subject to federal, state, or local income tax and may also be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to the fund's sale of municipal bonds.

  Payments to Broker-Dealers and Other Financial Intermediaries

  The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

  Prospectus

  Fund Basics

  Investment Details

  Investment Objective

  Fidelity Ohio Municipal Income Fund seeks a high level of current income exempt from federal income tax and Ohio personal income tax.

  Principal Investment Strategies

  The Adviser normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and Ohio personal income taxes. The municipal securities in which the fund invests are normally investment-grade (those of medium and high quality). Municipal securities whose interest is exempt from federal and Ohio personal income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

  The Adviser may invest the fund's assets in municipal securities whose interest is subject to Ohio personal income tax. Although the Adviser does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, the Adviser may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

  The Adviser uses an Ohio bond index as a guide in structuring the fund and selecting its investments. This index, a market value-weighted index of Ohio investment-grade fixed-rate municipal bonds, is designed to represent the Adviser's view of how the fund's competitive universe will perform over time. The Adviser manages the fund to have similar overall interest rate risk to the index. The Adviser may, from time to time, change the index or the characteristics of the index in response to changes in the market or the fund's peer group, for example, when the observed interest rate sensitivity or credit composition of the fund's competitive universe deviates from that of the index.

  The Adviser considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

  The Adviser allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector and maturity.

  The Adviser may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities.

  Prospectus

  Fund Basics - continued

  In addition to the principal investment strategies discussed above, the Adviser may invest the fund's assets in lower-quality debt securities. The Adviser may invest the fund's assets in municipal debt securities by investing in other funds.

  The Adviser may also engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, and futures contracts (both long and short positions) on securities and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.

  If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

  Investment Objective

  Fidelity Ohio Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and from Ohio personal income tax, as is consistent with the preservation of capital.

  Principal Investment Strategies

  The Adviser normally invests the fund's assets in municipal money market securities.

  The Adviser normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and Ohio personal income taxes. Municipal securities whose interest is exempt from federal and Ohio personal income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

  The Adviser may invest up to 20% of the fund's assets in municipal securities whose interest is subject to Ohio personal income tax under normal circumstances. The Adviser may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

  The supply of and demand for municipal money market securities can vary from time to time. When the Adviser believes that suitable municipal money market securities are not available, or during other unusual market conditions, the Adviser may leave a significant portion of the fund's assets uninvested, or may invest up to 20% of the fund's assets in securities subject to state and/or federal income tax.

  The Adviser may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities.

  Prospectus

  In buying and selling securities for the fund, the Adviser complies with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. The Adviser may invest the fund's assets in municipal money market securities by investing in other funds. The Adviser stresses maintaining a stable $1.00 share price, liquidity, and income.

  Description of Principal Security Types

  Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds, municipal money market securities, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

  Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Municipal money market securities include variable rate demand notes, commercial paper, and municipal notes.

  Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

  Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).

  Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. Payment and delivery take place after the customary settlement period.

  Principal Investment Risks

  Many factors affect each fund's performance. Because each fund concentrates its investments in Ohio, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

  Prospectus

  Fund Basics - continued

  A money market fund's yield will change daily based on changes in interest rates and other market conditions. Although a money market fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause the fund's share price to decrease.

  A bond fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in a fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in a fund.

  The following factors can significantly affect a fund's performance:

  Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market, and market conditions may directly impact the liquidity and valuation of municipal securities.

  Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general.

  Prospectus

  Foreign Exposure. Entities providing credit support or a maturity-shortening structure that are located in foreign countries can involve increased risks. Extensive public information about the provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.

  Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact providers in a different country or region.

  Geographic Concentration. Ohio's economy, like that of other industrially developed states, tends to be more cyclical and vulnerable to economic downturns than the economies of some other states and the United States as a whole.

  Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities) tend to be particularly sensitive to these changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (IRS) determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

  Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty.

  Generally, each fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither the Adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

  Prospectus

  Fund Basics - continued

  Leverage Risk. Derivatives and forward-settling securities involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities also involve the risk that a security will not be issued, delivered, or paid for when anticipated. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.

  In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy (including leaving a significant portion of the fund's assets uninvested) for defensive purposes. Uninvested assets do not earn income for a fund, which may have a significant negative impact on the fund's yield and may prevent the fund from achieving its investment objective. In addition, different factors could affect a fund's performance, and the fund could distribute income subject to federal or Ohio personal income tax.

  Fundamental Investment Policies

  The following is fundamental, that is, subject to change only by shareholder approval:

  Fidelity Ohio Municipal Income Fund seeks a high level of current income exempt from federal income tax and Ohio personal income tax. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and Ohio personal income taxes.

  Fidelity Ohio Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and from Ohio personal income tax, as is consistent with the preservation of capital. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and Ohio personal income taxes.

  Valuing Shares

  Each fund is open for business each day the NYSE is open. Even if the NYSE is closed, a money market fund will be open for business on those days on which the New York Fed is open, the primary trading markets for the money market fund's portfolio instruments are open, and the money market fund's management believes there is an adequate market to meet purchase and redemption requests.

   NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. Each fund's assets normally are valued as of this time for the purpose of computing NAV.

  Prospectus

  NAV is not calculated and a fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

  To the extent that a fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

  Money Market. A fund's assets are valued on the basis of amortized cost.

  Bond. NAV is calculated using the values of other open-end funds, if any, in which a fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets (as well as assets held by an underlying Fidelity non-money market fund) are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. Assets held by an underlying Fidelity money market fund are valued on the basis of amortized cost.

  Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

  Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

  Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

  Prospectus

  Shareholder Information

  Additional Information about the Purchase and Sale of Shares

  As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

  General Information

  Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.

  In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

  Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

  If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

  You may also buy or sell shares through an investment professional. If you buy or sell shares through an investment professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.

  If the fund is your Fidelity brokerage core, you will pay fees charged in connection with certain activity in your Fidelity brokerage account directly from your fund investment. Please see your Fidelity brokerage account materials for additional information.

  You should include the following information with any order:

    Your name
    Your account number
    Type of transaction requested
    • Name(s) of fund(s) and class(es)
    Dollar amount or number of shares

  Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

  Prospectus

  Shareholder Information - continued

  FrequentPurchases and Redemptions

  A fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

  Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

  The Adviser anticipates that shares of Fidelity Ohio Municipal Money Market Fund will be purchased and sold frequently because a money market fund is designed to offer a liquid cash option. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and Fidelity Ohio Municipal Money Market Fund accommodates frequent trading.

  Fidelity Ohio Municipal Money Market Fund has no limit on purchase or exchange transactions but may in its discretion restrict, reject, or cancel any purchases that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

  Each fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

  Excessive Trading Policy for Fidelity Municipal Income Fund

  The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

  Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

  Prospectus

  Exceptions

  The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

  Omnibus Accounts

  Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

  Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

  If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

  Retirement Plans

  For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

  Prospectus

  Shareholder Information - continued

  Qualified Wrap Programs

  The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Transactions of an adviser will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy).

   A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give the Adviser sufficient information to permit the Adviser to identify the individual accounts in the wrap program.

  Other Information about the Excessive Trading Policy

  The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

  The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

  In addition to these policies, Fidelity Ohio Municipal Income Fund imposes a short-term redemption fee on redemptions from the fund, which is discussed in "Selling Shares." As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

  Buying Shares

  The price to buy one share is its NAV. Shares are sold without a sales charge.

  Shares will be bought at the NAV next calculated after your investment is received in proper form.

  Each fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

  Prospectus

  There is no minimum balance or purchase minimum for (i) investments through Portfolio Advisory Services, (ii) investments through a mutual fund or a qualified tuition program for which Fidelity serves as investment manager, or (iii) fund positions opened with the proceeds of distributions from a Fidelity systematic withdrawal service. In addition, each fund may waive or lower purchase minimums in other circumstances.

  Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

  If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

  Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

  Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

  Selling Shares

  The price to sell one share of Fidelity Ohio Municipal Money Market Fund is its NAV. The price to sell one share of Fidelity Ohio Municipal Income Fund is its NAV, minus the short-term redemption fee, if applicable.

  For Fidelity Ohio Municipal Income Fund, if you sell your shares after holding them less than 30 days, a 0.50% short-term redemption fee may be deducted from the redemption amount (or, if available, for Fidelity Ohio Municipal Income Fund, from your account if you have written a check). For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the fund, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

  The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within the fund as long as the money never leaves the fund; and (iii) redemptions in kind.

  Fidelity Ohio Municipal Income Fund also permits waivers of the short-term redemption fee for the following transactions:

    Redemptions due to Fidelity fund small balance maintenance fees.

  Prospectus

  Shareholder Information - continued

    Redemptions related to death or due to a divorce decree.
    • (Applicable to Fidelity Ohio Municipal Income Fund only) Redemptions by qualified funds of funds and qualified wrap programs that meet certain criteria, such as advance notice requirements and restrictions on trading frequency, and are approved by the fund's treasurer.

  The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

  Fidelity Ohio Municipal Income Fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

  Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

  Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect a fund.

  Each fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary, minus the short-term redemption fee, if applicable. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

  A signature guarantee is designed to protect you and Fidelity from fraud. If you submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

    When you wish to sell more than $100,000 worth of shares.
    When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.

  Prospectus

    When you are requesting that redemption proceeds be paid to someone other than the account owner.
    In certain situations when the redemption proceeds are being transferred to a Fidelity account with a different registration.

  You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

  When you place an order to sell shares, note the following:

    If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.
    Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
    Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
    Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of a fund.
    If you hold your shares in a Fidelity mutual fund account and you sell shares by writing a check, if available, the NAV and any applicable short-term redemption fee will be determined on the date the check is received. If the amount of the check, plus any applicable fees, is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.
    You will not receive interest on amounts represented by uncashed redemption checks.
    If you hold your shares in a Fidelity mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.
    Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

  To sell shares issued with certificates, call Fidelity for instructions. The funds do not currently issue share certificates.

  Exchanging Shares

  An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

  As a shareholder, you have the privilege of exchanging shares for shares of other Fidelity funds.

  Prospectus

  Shareholder Information - continued

  However, you should note the following policies and restrictions governing exchanges:

    Each fund may refuse any exchange purchase for any reason. For example, each fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
    Before exchanging into a fund, read its prospectus, including any purchase and sale requirements.
    The fund you are exchanging into must be available for sale in your state.
    Exchanges may have tax consequences for you.
    If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
    Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

  The funds may terminate or modify exchange privileges in the future.

  Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

  Features and Policies

  Features

  The following features may be available to buy and sell shares of a fund or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

  Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  • To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

  • You can use electronic funds transfer to:

  - Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.
  - Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system • To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

  Automatic Transactions: periodic (automatic) transactions

  • To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.

  • To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.

  • To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

  Checkwriting

  • To sell Fidelity fund shares from your Fidelity mutual fund account (for Fidelity Ohio Municipal Income Fund, only if checkwriting was set up on your account prior to July 31, 2004) or withdraw money from your Fidelity brokerage account.


  Policies

  The following policies apply to you as a shareholder.

  Statements that Fidelity sends to you include the following:

    Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund, certain transactions through automatic investment or withdrawal programs, certain transactions that are followed by a monthly account statement, and other transactions in your Fidelity brokerage core).
    Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

  Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. We will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

  Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

  You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

  Prospectus

  Shareholder Information - continued

  You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, each fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the funds related to opening the accounts. Your shares will be sold at the NAV minus, if applicable, any short-term redemption fee, calculated on the day Fidelity closes your fund position.

  Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued after November 1 but prior to December 31 of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use certain regular investment plans.

  If your fund balance falls below $5,000 worth of shares for Fidelity Ohio Municipal Income Fund or $2,000 worth of shares for Fidelity Ohio Municipal Money Market Fund for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV, minus the short-term redemption fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

  Fidelity may charge a fee for certain services, such as providing historical account documents.

  Dividends and Capital Gain Distributions

  Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

  Prospectus

  The bond fund normally declares dividends daily and pays them monthly. The bond fund normally pays capital gain distributions in February and December.

  Distributions from a money market fund consist primarily of dividends. A money market fund normally declares dividends daily and pays them monthly.

  Earning Dividends

  A fund processes purchase and redemption requests only on days it is open for business.

  Shares generally begin to earn dividends on the first business day following the day of purchase.

  Shares generally earn dividends until, but not including, the next business day following the day of redemption.

  Exchange requests will be processed only when both funds are open for business.

  Distribution Options

  When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

  1. Reinvestment Option. Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

  2. Income-Earned Option. (not applicable to money market funds) Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

  3. Cash Option. Any dividends and capital gain distributions will be paid in cash.

  4. Directed Dividends® Option. Any dividends will be automatically invested in shares of another identically registered Fidelity fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

  Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

  If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

  If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

  Prospectus

  Shareholder Information - continued

  Tax Consequences

  As with any investment, your investment in a fund could have tax consequences for you.

  Taxes on distributions. Each fund seeks to earn income and pay dividends exempt from federal income tax and Ohio personal income tax.

  A portion of the dividends you receive may be subject to federal, state, or local income tax and may also be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to a fund's sale of municipal bonds.

  For federal tax purposes, certain of each fund's distributions, including distributions of short-term capital gains and gains on the sale of bonds characterized as market discount, are taxable to you as ordinary income, while each fund's distributions of long-term capital gains, if any, are taxable to you generally as capital gains.

  For Ohio personal income tax purposes, distributions derived from interest on municipal securities of Ohio issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as capital gains are generally exempt from Ohio personal income tax to the extent derived from municipal securities of Ohio issuers. All other distributions may be taxable for Ohio personal income tax purposes.

  If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as taxable income or a return of capital to shareholders for federal income tax or Ohio personal income tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

  If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a potentially taxable distribution.

  Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

  Taxes on transactions. Your bond fund redemptions, including exchanges, may result in a capital gain or loss for federal and Ohio personal income tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

  Prospectus

  Fund Services

  Fund Management

  Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

  The Adviser is each fund's manager. The address of the Adviser and its affiliates, unless otherwise indicated below, is 245 Summer Street, Boston, Massachusetts 02210.

  As of December 31, 2012, the Adviser had approximately $1.0 billion in discretionary assets under management, and approximately $1.67 trillion when combined with all of its affiliates' assets under management.

  As the manager, the Adviser has overall responsibility for directing each fund's investments and handling its business affairs.

  FIMM serves as a sub-adviser for each fund. FIMM has day-to-day responsibility for choosing investments for each fund.

  FIMM is an affiliate of the Adviser. As of December 31, 2012, FIMM had approximately $630.1 billion in discretionary assets under management.

  Other investment advisers assist the Adviser with foreign investments:

    Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, 4th Floor, London, EC4M 7LS, United Kingdom, serves as a sub-adviser for each fund. As of December 31, 2012, FMR U.K. had approximately $17.7 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR U.K. is an affiliate of the Adviser.
    Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for each fund. As of December 31, 2012, FMR H.K. had approximately $7.6 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR H.K. is an affiliate of the Adviser.
    Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for each fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR Japan is an affiliate of the Adviser.

  Jamie Pagliocco is portfolio manager of Fidelity Ohio Municipal Income Fund, which he has managed since July 2006. He also manages other funds. Since joining Fidelity Investments in 2001, Mr. Pagliocco has worked as a municipal bond trader, assistant fixed-income head trader, and portfolio manager.

  Prospectus

  Fund Services - continued

  The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager of Fidelity Ohio Municipal Income Fund.

  From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

  Each fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

  The group fee rate is based on the average net assets of all the mutual funds advised by FMR. For this purpose, the average net assets of any mutual funds previously advised by FMR that currently are advised by Fidelity SelectCo, LLC are included. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

  For December 2013, the group fee rate was 0.11% for Fidelity Ohio Municipal Income Fund and Fidelity Ohio Municipal Money Market Fund. The individual fund fee rate is 0.25% for Fidelity Ohio Municipal Income Fund and Fidelity Ohio Municipal Money Market Fund.

  The total management fee for the fiscal year ended December 31, 2013, was 0.36% of the fund's average net assets for Fidelity Ohio Municipal Income Fund and 0.36% of the fund's average net assets for Fidelity Ohio Municipal Money Market Fund. Because each fund's management fee rate may fluctuate, a fund's management fee may be higher or lower in the future.

  The Adviser pays FIMM, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services.

  The basis for the Board of Trustees approving the management contract and sub-advisory agreements for each fund is available in each fund's annual report for the fiscal period ended December 31, 2013.

  From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

  Reimbursement or waiver arrangements can decrease expenses and boost performance.

  The Adviser has voluntarily agreed to reimburse fund shares to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed the following rate. Voluntary arrangements may be discontinued at any time.

  Prospectus

Fidelity Ohio Municipal Money Market Fund

Rate	0.55%

  Fund Distribution

  FDC distributes each fund's shares.

  Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares. This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary. These payments are described in more detail in this section and in the SAI.

  Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of each fund has authorized such payments for shares of each fund. Please speak with your investment professional to learn more about any payments his or her firm may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

  If payments made by the Adviser to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

  From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

  No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

  Prospectus

  Appendix

  Financial Highlights

  Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with fund financial statements, are included in the annual report. Annual reports are available for free upon request.

  Fidelity Ohio Municipal Income Fund

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 12.39	$ 12.01	$ 11.38	$ 11.60	$ 10.87
Income from Investment Operations
Net investment income (loss) B	.392	.421	.443	.447	.455
Net realized and unrealized gain (loss)	(.779)	.426	.630	(.216)	.737
Total from investment operations	(.387)	.847	1.073	.231	1.192
Distributions from net investment income	(.392)	(.420)	(.443)	(.447)	(.455)
Distributions from net realized gain	(.131)	(.047)	-	(.004)	(.007)
Total distributions	(.523)	(.467)	(.443)	(.451)	(.462)
Redemption fees added to paid in capital B, D	-	-	-	-	-
Net asset value, end of period	$ 11.48	$ 12.39	$ 12.01	$ 11.38	$ 11.60
Total Return A	(3.16)%	7.14%	9.62%	1.95%	11.11%
Ratios to Average Net Assets C
Expenses before reductions	.48%	.49%	.49%	.49%	.50%
Expenses net of fee waivers, if any	.48%	.49%	.49%	.49%	.50%
Expenses net of all reductions	.48%	.49%	.49%	.48%	.50%
Net investment income (loss)	3.28%	3.42%	3.81%	3.82%	3.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 535,347	$ 647,324	$ 554,942	$ 533,024	$ 523,499
Portfolio turnover rate	17%	14%	8%	7%	10%

  A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

  B Calculated based on average shares outstanding during the period.

  C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

  D Amount represents less than $.001 per share.

  Prospectus

  Appendix - continued

  Fidelity Ohio Municipal Money Market Fund

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income (loss) D	-	-	-	-	-
Distributions from net investment income D	-	-	-	-	-
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A	.01%	.01%	.01%	.01%	.15%





Ratios to Average Net Assets B, C
Expenses before reductions	.52%	.52%	.52%	.52%	.57%
Expenses net of fee waivers, if any	.12%	.19%	.24%	.37%	.55%
Expenses net of all reductions	.12%	.19%	.24%	.37%	.55%
Net investment income (loss)	.01%	.01%	.01%	.01%	.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,332,321	$ 1,342,387	$ 1,106,601	$ 1,010,974	$ 1,029,552

  A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

  B Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

  C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

  D Amount represents less than $.001 per share.

  Prospectus

  Additional Index Information

  Barclays® Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.

  Barclays Ohio 4+ Year Enhanced Modified Municipal Bond Index is a market value-weighted index of Ohio fixed-rate investment-grade municipal bonds with maturities of four years or more. Index returns shown for periods prior to March 1, 2012 are returns of the Barclays Ohio 4+ Year Enhanced Modified 2% Tobacco Municipal Bond Index.

  Prospectus

  Notes

  IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

  To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

  For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

  For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

  You can obtain additional information about the funds. A description of each fund's policies and procedures for disclosing its holdings is available in the funds' SAI and on Fidelity's web sites. The SAI also includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports also include additional information. Fidelity Ohio Municipal Income Fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

  For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

  The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

  Investment Company Act of 1940, File Numbers, 811-02628 and 811-06454

  FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

  Fidelity, Fidelity Investments & Pyramid Design, FAST, and Directed Dividends are registered service marks of FMR LLC. © 2014 FMR LLC. All rights reserved.

  The third-party marks appearing above are the marks of their respective owners.

  1.539993.116 OFS-OFR-PRO-0214

  Fidelity® Ohio Municipal Income Fund (FOHFX) and Fidelity Ohio Municipal Money Market Fund (FOMXX)

  Funds of Fidelity Municipal Trust and Fidelity Municipal Trust II

  STATEMENT OF ADDITIONAL INFORMATION

  March 1, 2014

  This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual report is supplied with this SAI.

  To obtain a free additional copy of the prospectus or SAI, dated March 1, 2014, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

  OFS-OFR-PTB-0214
  1.701220.116



	PAGE
Investment Policies and Limitations	(Click Here)
Special Geographic Considerations	(Click Here)
Portfolio Transactions	(Click Here)
Valuation	(Click Here)
Buying, Selling, and Exchanging Information	(Click Here)
Distributions and Taxes	(Click Here)
Trustees and Officers	(Click Here)
Control of Investment Advisers	(Click Here)
Management Contracts	(Click Here)
Proxy Voting Guidelines	(Click Here)
Distribution Services	(Click Here)
Transfer and Service Agent Agreements	(Click Here)
Description of the Trusts	(Click Here)
Fund Holdings Information	(Click Here)
Financial Statements	(Click Here)
Appendix	(Click Here)

  INVESTMENT POLICIES AND LIMITATIONS

  The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

  A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

  The following are each fund's fundamental investment limitations set forth in their entirety.

  Diversification

  For Fidelity® Ohio Municipal Income Fund:

  The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

  For purposes of the fund's diversification limitation discussed above, Fidelity Management & Research Company (FMR) identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

  For purposes of the fund's diversification limitation discussed above, FMR does not consider traditional bond insurance to be a separate security or the insurer to be a separate issuer. Therefore, the diversification limitation does not limit the percentage of fund assets that may be invested in securities insured by a single bond insurer.

  For Fidelity® Ohio Municipal Money Market Fund:

  The fund may not purchase the securities of any issuer, if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time.

  Senior Securities

  For each fund:

  The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

  Short Sales

  For Fidelity Ohio Municipal Money Market Fund:

  The fund may not sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short.

  Margin Purchases

  For Fidelity Ohio Municipal Money Market Fund:

  The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions.

  Borrowing

  For each fund:

  The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

  Underwriting

  For each fund:

  The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

  Concentration

  For each fund:

  The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry.

  For purposes of each of Fidelity Ohio Municipal Income Fund's and Fidelity Ohio Municipal Money Market Fund's concentration limitation discussed above, FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

  For purposes of each of Fidelity Ohio Municipal Income Fund's and Fidelity Ohio Municipal Money Market Fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

  Real Estate

  For each fund:

  The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

  Commodities

  For Fidelity Ohio Municipal Income Fund:

  The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

  For Fidelity Ohio Municipal Money Market Fund:

  The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities.

  Loans

  For each fund:

  The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

  Investing for Control or Management

  For Fidelity Ohio Municipal Income Fund:

  The fund may not invest in companies for the purpose of exercising control or management.

  Pooled Funds

  For Fidelity Ohio Municipal Income Fund:

  The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

  For Fidelity Ohio Municipal Money Market Fund:

  The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

  The following investment limitations are not fundamental and may be changed without shareholder approval.

  Diversification

  For Fidelity Ohio Municipal Money Market Fund:

  With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of the fund's total assets would be invested in the securities of that issuer.

  For purposes of the fund's diversification limitation discussed above, FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

  For purposes of the fund's diversification limitation discussed above, certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

  Short Sales

  For Fidelity Ohio Municipal Income Fund:

  The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.

  Margin Purchases

  For Fidelity Ohio Municipal Income Fund:

  The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

  Borrowing

  For each fund:

  The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

  Illiquid Securities

  For Fidelity Ohio Municipal Income Fund:

  The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

  For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

  For Fidelity Ohio Municipal Money Market Fund:

  The fund does not currently intend to purchase any security if, as a result, more than 5% of its total assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to it by the fund.

  For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 5% of its total assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

  Loans

  For each fund:

  The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

  Pooled Funds

  For Fidelity Ohio Municipal Income Fund:

  The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

  For Fidelity Ohio Municipal Money Market Fund:

  The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

  The following pages contain more detailed information about types of instruments in which a fund may invest, techniques a fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. A fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, a fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

  On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to a fund's adviser or a sub-adviser, as applicable.

  Affiliated Bank Transactions. A Fidelity fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

  Asset-Backed Securities represent interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

  Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

  Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity funds and other advisory clients only) shares of Fidelity central funds. Generally, these securities offer less potential for gains than other types of securities. A municipal fund's uninvested cash may earn credits that reduce fund expenses.

  Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity fund's assets invested in the central funds will be based upon the investment results of those funds.

  Commodity Futures Trading Commission (CFTC) Notice of Exclusion. Each trust, on behalf of the Fidelity funds to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the funds. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

  Dollar-Weighted Average Maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

  Under certain circumstances, a fund may invest in nominally long-term securities that have maturity shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.

  Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.

  Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

  Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on Eurodollars. Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

  The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

  The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the FCM of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is also required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

  There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

  If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

  Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

  Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

  Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or over-the-counter (OTC). The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

  The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

  The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

  The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

  If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

  Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

  Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

  There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

  Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

  A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

  Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

  Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

  Swap Agreements. Swap Agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants (FCMs) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

  Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

  A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

  In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

  Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations.

  If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

  A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In order to cover its outstanding obligations to a swap counterparty, a fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

  Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

  Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund.

  Under the supervision of the Board of Trustees, a Fidelity fund's adviser determines the liquidity of the fund's investments and, through reports from the fund's adviser, the Board monitors investments in illiquid securities.

  Various factors may be considered in determining the liquidity of a fund's investments, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

  Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

  A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

  On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

  Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

  Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

  Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.

  The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

  Insolvency of Issuers, Counterparties, and Intermediaries. Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

  As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

  If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

  Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. Municipal funds currently intend to participate in this program only as borrowers. A Fidelity fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

  Inverse Floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and falling when short-term interest rates rise. The prices of inverse floaters can be considerably more volatile than the prices of other investments with comparable maturities and/or credit quality.

  Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

  Investments by Large Shareholders. A fund may experience large redemptions or investments due to transactions in fund shares by large shareholders. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a fund's performance. In the event of such redemptions or investments, a fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when investors own a substantial portion of a fund's shares, a large redemption could cause actual expenses to increase, or could result in the fund's current expenses being allocated over a smaller asset base, leading to an increase in the fund's expense ratio. Redemptions of fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a significant investor purchases, redeems, or owns a substantial portion of the fund's shares. When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact a fund the same way as the transactions of a single shareholder with substantial investments.

  Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

  The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

  A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

  Money Market Securities are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a fund.

  Municipal Insurance. A municipal bond may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

  Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, typically enhancing its credit quality and value.

  Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.

  Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, not all of which have the highest credit rating, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. Ratings of insured bonds reflect the credit rating of the insurer, based on the rating agency's assessment of the creditworthiness of the insurer and its ability to pay claims on its insurance policies at the time of the assessment. While the obligation of a municipal bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that municipal bond insurers will meet their claims. A higher-than-anticipated default rate on municipal bonds or in connection with other insurance the insurer provides could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders.

  FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.

  Municipal Leases and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.

  Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.

  Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a money market fund to maintain a stable NAV.

  Municipal securities may be susceptible to downgrade, default, and bankruptcy, particularly during economic downturns. Factors affecting municipal securities include the budgetary constraints of local, state, and federal governments upon which the municipalities issuing municipal securities may be relying for funding, as well as lower tax collections, fluctuations in interest rates, and increasing construction costs. Municipal securities are also subject to the risk that the perceived likelihood of difficulties in the municipal securities markets could result in increased illiquidity, volatility, and credit risk. Certain municipal issuers may be unable to obtain additional financing through, or be required to pay higher interest rates on, new issues, which may reduce revenues available for these municipal issuers to pay existing obligations. In addition, certain municipal issuers may be unable to issue or market securities, resulting in fewer investment opportunities for funds investing in municipal securities.

  Education. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

  Electric Utilities. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

  Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

  Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

  Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

  Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

  NRSROs. The Board of Trustees has designated each of the following NRSROs as a "designated NRSRO" pursuant to Rule 2a-7 under the 1940 Act: DBRS Ltd.; Fitch, Inc.; Moody's Investors Service, Inc.; and Standard & Poor's Ratings Services.

  Put Features entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.

  Reforms and Government Intervention in the Financial Markets. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of the 2008 economic downturn led the U.S. Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Reforms are ongoing and their effects are uncertain. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments.

  The value of a fund's holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government or foreign governments will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted.

  Refunding Contracts. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.

  Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

  Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

  Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

  Securities of Other Investment Companies, including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

  The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

  The extent to which a fund can invest in securities of other investment companies may be limited by federal securities laws.

  Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In addition, an adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider for purposes of making initial and ongoing minimal credit risk determinations for a money market fund. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

  Standby Commitments are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.

  Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.

  Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. An adviser may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, an adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

  Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

  Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

  Temporary Defensive Policies.

  Fidelity Ohio Municipal Income Fund reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

  Fidelity Ohio Municipal Money Market Fund reserves the right to hold a substantial amount of uninvested cash for temporary, defensive purposes. In addition, Fidelity Ohio Municipal Money Market Fund reserves the right to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

  Tender Option Bonds are created by depositing intermediate- or long-term, fixed-rate or variable rate, municipal bonds into a trust and issuing two classes of trust interests (or "certificates") with varying economic interests to investors. Holders of the first class of trust interests, or floating rate certificates, receive tax-exempt interest based on short-term rates and may tender the certificate to the trust at par. As consideration for providing the tender option, the trust sponsor (typically a bank, broker-dealer, or other financial institution) receives periodic fees. The trust pays the holders of the floating rate certificates from proceeds of a remarketing of the certificates or from a draw on a liquidity facility provided by the sponsor. A fund investing in a floating rate certificate effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The floating rate certificate is typically an eligible security for money market funds. Holders of the second class of interests, sometimes called the residual income certificates, are entitled to any tax-exempt interest received by the trust that is not payable to floating rate certificate holders, and bear the risk that the underlying municipal bonds decline in value. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond deposited in the trust, the experience of the custodian, and the quality of the sponsor providing the tender option. In certain instances, the tender option may be terminated if, for example, the issuer of the underlying bond defaults on interest payments.

  Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

  If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the funds when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the funds. A fund faces the risk of loss of these balances if the bank becomes insolvent.

  Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.

  In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third-party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.

  When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

  When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

  A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

  Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

  SPECIAL GEOGRAPHIC CONSIDERATIONS

  Ohio. The following information regarding the State and its local units of government is a summary based upon information drawn from official statements and has not been independently verified.

  Each Fund's performance is directly tied to the ability of issuers of Ohio (as used in this section, the "State") to continue to make principal and interest payments on their securities, which in turn depends on economic and other conditions within the State. The following section provides only a summary of (and does not purport to explain, predict, or fully describe) the complex factors, including both economic and political conditions, affecting the financial situation in the State and is based on information in publicly available documents as of the date of this SAI. The Funds have not independently verified this information, although the Funds have no reason to believe that it is not correct in all material respects. The information provided below is subject to change rapidly, substantially, and without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the State or its issuers since the date hereof. Any such change(s) may adversely affect the State's and applicable issuer's cash flows, expenditures, or revenues, or otherwise negatively impact the current or projected State financial situation, which in turn could hamper the Fund's performance.

  Generally, the creditworthiness of Ohio obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

  There may be specific factors that at particular times apply in connection with investment in particular Ohio obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

  Much of this information is as of January 10, 2014, particularly debt figures and other statistics.

  Ohio is the seventh most populous state. The Census count for 2010 was 11,536,104, up from 11,353,100 in 2000. The Census estimates Ohio's population for 2012 at 11,544,225.

  While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery. As a result, general economic activity, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness.

  In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.6% national figure. From 1991 through 1998, however, the annual State rates were below the national rates, then again slightly higher in 1999 (4.3% vs. 4.2%), even in 2000 (4.0% vs. 4.0%), lower in 2001 (4.4% vs. 4.7%) and 2002 (5.7% vs. 5.8%), and higher in 2003 (6.2% vs. 6.0%), 2004 (6.1% vs. 5.5%), 2005 (5.9% vs. 5.1%), 2006 (5.5% vs. 4.6%), 2007 (5.6% vs. 4.6%), 2008 (6.5% vs. 5.8%), 2009 (10.1% vs. 9.3%), and 2010 (10.0% vs. 9.6%). Then, in 2011, the State again experienced a lower average unemployment rate than the nation as a whole (8.6% vs. 8.9%), and again in 2012 (7.2% vs. 8.1%). The unemployment rate and its effects vary among geographic areas of the State.

  There can be no assurance that future national, regional or state wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio obligations held in an Ohio Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations.

  Consistent with the Ohio Constitution provision that no State appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is effectively precluded by law from ending its July 1 to June 30 fiscal year or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending fiscal year balance reduced during less favorable and increased during more favorable economic periods. The State has well established procedures for, and as described below has timely taken, necessary actions to ensure resource/expenditure balances (particularly in the GRF) during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

  The GRF ending fund balance (before year-end transfers) for fiscal year 2013 was $2.28 billion.

  Recent biennium ending GRF balances were:

Biennium	Cash Balance	Fund Balance(a)	Fund Balance less Designated Transfers(b)
2004-05	$ 1,209,000,000	$ 682,632,000	$ 127,800,000

2006-07	1,432,925,000	215,534,000	215,534,000
2008-09	734,526,000	389,103,000	389,103,000
2010-11	844,467,000	430,707,000	138,816,000
2012-13	2,639,249,000	2,278,202,000	1,110,942,000

  (a) Reflects the ending cash balance less amounts encumbered to cover financial commitments made prior to the end of the fiscal year.

  (b) Reflects the ending fund balance less amounts designated for transfer to other funds, including the Budget Stabilization Fund.


  The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for recent and the current bienniums. The State administrations and both houses of the General Assembly have been and are committed to and have taken and continue taking actions that ensure a balance of GRF resources and expenditures.

  2002-03 Biennium. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout fiscal years 2002 and 2003, primarily as a result of continuing weak economic conditions, with budgetary pressures during this period primarily due to lower than anticipated levels of receipts from certain major revenue sources.

  Consideration came in four general time frames - the June 2001 biennial appropriation act, late fall/early winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire Budget Stabilization Fund (BSF) balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

  The biennial GRF appropriations Act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations. That original appropriations act also provided for transfers to the GRF of $160 million from the BSF and $100 million from the Family Services Stabilization Fund aimed at achieving fiscal year and biennium ending positive GRF fund balances, based on then current estimates and projections.

  The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 the Office of Budget and Management (OBM) lowered its GRF revenue estimates and projected GRF revenue shortfalls of $709 million for fiscal year 2002 and $763 million for fiscal year 2003. Executive and legislative actions taken to address those shortfalls included:

    Spending reductions and limits on hiring and major purchases. The Governor-ordered spending reductions were at the annual rate of 6% for most State agencies, with lesser reductions for correctional and other institutional agencies, and with exemptions for debt service-related payments, primary and secondary education and the adjutant general.
    December 2001 legislation, the more significant aspects of which included authorizing the additional transfer of up to $248 million from the BSF to the GRF during the current biennium thereby reducing the estimated BSF balance to $607 million; reallocating to the GRF a $260 million portion of tobacco settlement receipts in fiscal years 2002 and 2003; and authorizing Ohio's participation in a multi-state lottery game estimated to generate approximately $40 million annually beginning in fiscal year 2003.

  Continuing weak economic conditions and lower than anticipated personal income and corporate franchise tax receipts then led OBM in the spring of 2002 to project higher estimated GRF revenue shortfalls of approximately $763 million in fiscal year 2002 and $1.15 billion in fiscal year 2003. Further executive and legislative actions were taken to ensure positive GRF fund balances for fiscal year 2002 and the biennium. In addition to further appropriation reductions for certain departments and other management steps, those actions included legislation providing for: additional transfers to the GRF of the then remaining BSF balance ($607 million) as needed in fiscal years 2002 and 2003, and of $50.8 million of unclaimed funds; a $50 million reduction in the fiscal year 2002 ending GRF balance to $100 million; increasing the cigarette tax by $0.31 per pack (to a total of $0.55 per pack), estimated by OBM to produce approximately $283 million in fiscal year 2003; additional transfers to the GRF of $345 million from tobacco settlement moneys received in fiscal years 2002 and 2003 previously earmarked for construction of elementary and secondary school facilities and replacing the moneys for that purpose with authorized general obligation bonds; and extension of the State income tax to Ohio-based trusts and "decoupling" certain Ohio business taxes from federal tax law economic stimulus changes affecting business equipment depreciation schedules to produce approximately $283 million in fiscal year 2003.

  Fiscal Year 2002 ended with positive GRF balances of $108.3 million (fund) and $619.2 million (cash) based on the remedial steps described above, including transfers of $289.6 million from tobacco settlement moneys and $534.3 million from the BSF (leaving a fiscal year 2002 ending BSF balance of $427.9 million, with that entire balance appropriated for GRF use if needed in fiscal year 2003).

  On July 1, 2002, the Governor issued an executive order directing a total of approximately $375 million in GRF spending cutbacks for fiscal year 2003 reflecting prior budget balancing discussions with the General Assembly. Excluded from those department and agency cutbacks ranging up to 15% were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were debt service and lease rental payments relating to State obligations, and ad valorem property tax relief payments (made to local taxing entities).

  Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts) and projected additional Medicaid spending, OBM in late January 2003 announced an additional fiscal year 2003 GRF shortfall of $720 million. The Governor ordered immediate additional reductions in spending intended to generate an estimated $121.6 million of GRF savings through the end of the fiscal year (expressly exempted were appropriations for or relating to debt service on State obligations).

  The Governor also proposed and the General Assembly enacted by March 1, 2003, the following additional revenue enhancements, transfers and expenditure reductions for fiscal year 2003 to achieve a positive GRF fund balance at June 30, 2003, as then estimated by OBM: an additional 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30 million savings; transfers of $56.4 million to the GRF from unclaimed funds and various rotary funds; and a one-month acceleration in sales tax collections by vendors filing electronically to produce $286 million.

  To offset the General Assembly's enactment of legislation that did not include proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of fiscal year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

  Based on the Administration's continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised fiscal year 2003 revenues downward by an additional $200 million from OBM's January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM addressed this additional fiscal year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193 million of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

  The State ended the 2002-03 biennium with GRF cash and fund balances of $396.5 million and $52.3 million, respectively, and a balance in the BSF of $180.7 million.

  Additional appropriations actions during the 2002-03 biennium, affecting most subdivisions and local libraries in the State, related to the various local government assistance funds. The original appropriations act capped the amount to be distributed in fiscal years 2002 and 2003 to essentially the equivalent monthly payment amounts in fiscal years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior fiscal year amounts or the amount that would have been distributed under the standard formula.

  2004-05 Biennium. The GRF appropriations Act for the 2004-05 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor in June 2003. The Act provided for total GRF biennial revenue of approximately $48.95 billion and total GRF biennial expenditures of approximately $48.79 billion. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

  Among other expenditure controls, the Act included Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in fiscal year 2004 and limited one-time increases in fiscal year 2005; and continued the limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in fiscal year 2003 or the amount that would have been distributed under the standard formula.

  The GRF expenditure authorizations for the 2004-05 biennium reflected and were supported by revenue enhancement actions contained in the Act including:

    A one-cent increase in the State sales tax (to 6%) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each fiscal year.
    Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, producing in aggregate approximately $102 million annually. On February 12, 2009, an Ohio appeals court overruled a 2007 trial court decision and upheld the inclusion of satellite television in the sales tax base, which produces approximately $54 million annually. The Ohio Supreme Court on December 27, 2010, affirmed the court of appeals decision in favor of the State, and on June 25, 2012, the United States Supreme Court declined to hear this case.
    Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected at the time to produce approximately $29 million annually.
    Elimination of the sales tax exemption for wide area telephone service and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected at the time to produce approximately $64 million annually.
    Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected at the time to produce in aggregate approximately $35 million annually.

  The Act also authorized and OBM on June 30, 2004 transferred $234.7 million of proceeds received from the national tobacco settlement into the GRF. In addition, the Act authorized the draw down during the biennium of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003. OBM drew down $211.6 million and $316.8 million of those federal monies in fiscal years 2004 and 2005, respectively.

  Based on regular monitoring of revenues and expenditures, OBM in March 2004 announced revised GRF revenue projections for fiscal years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247.1 million (1.02%) for fiscal year 2004 and by $372.7 million (1.48%) for fiscal year 2005, the Governor ordered fiscal year 2004 expenditure reductions of approximately $100 million. On July 1, 2004, the Governor ordered additional fiscal year 2005 expenditure cuts of approximately $118 million and a reduction of $50 million in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Expressly excluded from those reductions were debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions were offset by GRF expenditure lapses and, for fiscal year 2005, elimination of an anticipated $100 million year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance.

  The State ended fiscal year 2004 with a GRF fund balance of $157.5 million. Improving economic conditions had a positive effect on revenue in fiscal year 2005. With GRF revenue receipts modestly outperforming estimates for much of the fiscal year, OBM in June 2005 increased its GRF revenue estimates by $470.7 million. Final fiscal year 2005 GRF revenue came in $67.4 million above that revised estimate. With fiscal year 2005 spending close to original estimates, the State made the following fiscal year-end allocations and transfers: $60 million to address a prior-year liability in the Temporary Assistance to Needy Families program; $40 million to a disaster services contingency fund; $50 million to the State's share of the school facilities construction program; and $394.2 million to the BSF. After these and certain smaller transfers, the State ended fiscal year 2005 and the biennium with a GRF fund balance of $127.8 million and a BSF balance of $574.2 million.

  2006-07 Biennium. Consistent with State law, the Governor's Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provided for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures were: 5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

  The GRF expenditure authorizations for the 2006-07 biennium reflected and were supported by a significant restructuring of major State taxes, including:

    A 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years. See 2010-11 Biennium and 2012-13 Biennium for discussion of postponement of the final installment of this personal income tax reduction until the end of tax year 2010.
    Phased elimination of the State corporate franchise tax at a rate of approximately 20% per year over the 2006 through 2010 tax years (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions).
    Implementation of a new commercial activity tax (CAT) on gross receipts from doing business in Ohio phased in over the 2006 through 2010 fiscal years. The CAT is being levied at its fully phased-in rate of 0.26% on gross receipts in excess of $1,000,000. The fully implemented CAT produces about $1.45 billion annually with $139 million of that amount attributable to its application to motor fuels. In September 2009, the Ohio Supreme Court ruled that food sales for off-premise consumption may be included in the CAT base. On December 7, 2012, the Ohio Supreme Court upheld the application of the CAT to gross receipts from the sales of motor fuels, but ordered that the proceeds of the CAT derived from those gross receipts - currently estimated by OBM at approximately $140 million annually - could not in the future be applied to non-highway purposes. Under provisions enacted in the biennial appropriations Act for the current biennium (see Current Biennium), the State is phasing out the CAT on the sale of motor vehicle fuel and replacing it with a "motor fuel receipts tax" (MFRT), computed on the basis of gross motor fuel receipts received by in-State suppliers. In accordance with the Ohio Supreme Court's ruling, MFRT receipts are required to be used for highway purposes.
    A 5.5% State sales and use tax (decreased from the 6.0% rate for the 2004-05 biennium).
    An increase in the cigarette tax from $0.55 per pack (of 20 cigarettes) to $1.25 per pack.

  The Governor signed into law on June 5, 2006 legislation enacted by the General Assembly imposing a limitation on most GRF appropriations commencing with the 2008-09 biennium. This statutory limitation initially uses fiscal year 2007 GRF appropriations as a baseline (excluding appropriations for debt service, tax relief and refunds, and certain appropriations reflecting moneys received from the federal government) and then applies an annual growth factor equal to the greater of 3.5% or the sum of the inflation rates and rate of State population change. Every fourth fiscal year thereafter becomes a new base year. This legislation was enacted as an alternative to a proposed "tax and expenditure limitation" amendment to the Ohio Constitution that was withdrawn from the November 2006 general election ballot. All GRF appropriations since have complied with this limitation.

  The State ended fiscal year 2006 with a GRF cash balance of $1.529 billion and a GRF fund balance of $1.026 billion. Of that ending GRF fund balance, the State carried forward $631.9 million to cover the expected and planned for variance of fiscal year 2007 GRF appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain the required 0.5% of fiscal year 2007 GRF revenue as an ending fund balance. The remaining approximately $394 million was deposited into the BSF increasing its balance to $1.012 billion (which includes $40 million in receipts collected from a broad tax amnesty initiative and deposited in June 2006). The State ended fiscal year 2007 with a GRF cash balance of $1.433 billion and a GRF fund balance of $215.5 million.

  2008-09 Biennium. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout fiscal years 2008 and 2009, primarily as a result of the Ohio economy being negatively affected by the national economic downturn. Budgetary pressures during this period were primarily due to continuing lower than previously estimated levels of receipts from certain major revenue sources.

  Consideration came in three general time frames - winter 2007, fall/winter 2008, and spring 2009. Significant measures were taken including use of the entire BSF balance and expenditure reductions and spending controls on State agencies and departments.

  Consistent with State law, the Governor's Executive Budget for the 2008-09 biennium was released in March 2007 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2007. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, that Act was based upon then estimated total GRF biennial revenues of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increase over the 2006-07 biennial expenditures). Spending increases for major program categories over the 2006-07 actual expenditures were: 2.2% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 13.2% for higher education; 5.2% for elementary and secondary education; 4.9% for corrections and youth services; and 4.7% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

  The original GRF expenditure authorizations for the 2008-09 biennium reflected and were supported by tax law changes contained in the Act, including:

    Restructuring nonresident tax exemption for Ohio motor vehicle purchases projected to produce approximately $54.0 million for the biennium.
    Restoring local government fund support by committing a specified percentage of all tax revenues deposited into the GRF, with local governments to receive 3.7% of total GRF tax revenues annually and local libraries to receive 2.22% of total GRF tax revenues annually. See 2012-13 Biennium below for discussion of changes to these allocations.
    Eliminating the $300 per month cigarette and tobacco product importation exemption projected to produce approximately $25.0 million annually.

  The GRF appropriations Act also created the Buckeye Tobacco Settlement Financing Authority (BTSFA) to securitize tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement. On October 29, 2007, the BTSFA issued $5.53 billion of tobacco settlement asset-backed bonds to fund capital expenditures for higher education ($938 million) and common school ($4.112 billion) purposes over three years in lieu of the State issuing GRF-backed general obligation bonds to fund those capital expenditures. The resulting debt service savings to the GRF partially funded the expansion of the homestead exemption property tax relief program in the Act. The Act reprogrammed all prior General Assembly allocations of anticipated tobacco settlement receipts to enable the pledge of 100% of those receipts to the payment of debt service on the BTSFA's obligations. The State had previously enacted legislation allocating its anticipated share of those receipts through fiscal year 2012 and making a partial allocation thereafter through fiscal year 2025, with the largest allocations to elementary and secondary school capital expenditures, and with other amounts allocated for smoking cessation and health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

  Winter 2007. With the Ohio economy expected to be negatively affected by the national economic downturn, in January 2008 OBM reduced its original GRF revenue projections by $172.6 million for fiscal year 2008 and $385.1 million for fiscal year 2009. Based on those lower GRF revenue estimates and increased costs associated with rising Medicaid caseloads, OBM projected a budgetary shortfall for the 2008-09 biennium of $733 million.

  Executive and legislative actions taken in response to those OBM estimates, included:

    The Governor, on January 31, 2008, issued an executive order directing expenditure reductions and spending controls totaling approximately $509 million (of which about $402 million was realized) for the 2008-09 biennium, as well as limitations on major purchases, hiring and travel, based primarily on the transfers of unspent agency appropriations and the June 2008 action described below. Allocation of those reductions has been determined by the OBM Director in consultation with the affected agencies and departments, with annual expenditure reductions ranging up to 10%. An employee reduction plan was also announced aimed at reducing the State's workforce by up to 2,700 through selective elimination of positions, attrition, unfilled vacancies and an early retirement incentive program. Expressly excluded from the cutbacks are appropriations for or relating to debt service on State obligations, State higher education instructional support, foundation formula support for primary and secondary education, Medicaid entitlement programs, and ad valorem property tax relief payments.
    Transfer of unspent agency appropriations then expected to total $120 million in fiscal year 2008 and $78 million in fiscal year 2009.
    Authorizing expansion of the State-run lottery system to include "keno" games then projected to generate $65 million in fiscal year 2009 of which approximately $25 million was realized.

  In June 2008, the General Assembly also passed legislation that provided for, among other things, transfers to the GRF (after a selective line-item veto) of up to $63.3 million from the BSF for the State's share of increased Medicaid costs, $55 million from rotary funds and $25 million in uncommitted interest earnings from proceeds of the State's Tobacco Settlement Asset-Backed Bonds.

  Fall/Winter 2008. With the Ohio economy continuing to be negatively affected by the national economic downturn, OBM on September 10, 2008 announced a $540 million further reduction in its GRF revenue projections for fiscal year 2009 and a projected fiscal year budgetary shortfall of the same amount. Executive actions announced to offset the projected shortfall included:

    Use of additional planned fiscal year-end lapses and GRF carry forward totaling $126.4 million.
    Use of balances in various non-GRF "rotary funds" totaling $112 million.
    Transfer to the GRF an additional $40 million of interest earnings on the proceeds of the tobacco securitization referred to above.
    As authorized by June 2008 legislation referred to above, a transfer to the GRF of $63.3 million to pay for previously authorized Medicaid cost expenditures.

  The $198.3 million remainder of the projected shortfall was offset by a 4.75% reduction in most agency appropriations, which did not apply to appropriations for debt service or tax relief, Medicaid and disability financial assistance, Department of Education aid to local school districts, the Departments of Rehabilitation and Corrections and Youth Services and selected others.

  On December 1, 2008, OBM announced a further $640.4 million reduction in GRF revenue projections for fiscal year 2009 expected to result in a projected fiscal year shortfall of the same amount. Executive actions announced to offset much of that projected shortfall included:

    Reducing total GRF Medicaid spending by $311.1 million by using cash from non-GRF Medicaid accounts and the corresponding federal share previously planned for use in fiscal year 2010.
    Reducing total Medicaid program spending by $21.3 million by enhanced focus on use of other third party liability sources and other program savings exceeding original estimates.
    Reducing other GRF expenditures by $180.5 million through a further 5.75% reduction in most agency appropriations, which did not apply to appropriations for debt service or tax relief, Medicaid and disability financial assistance, Department of Education aid to local school districts, the Departments of Rehabilitation and Corrections and Youth Services among others. These reductions were in addition to the approximately $1.27 billion of 2008-09 biennium budget adjustments previously undertaken.

  The $131.9 million remainder of the shortfall was offset by additional Federal Medical Assistance Payments (FMAP) received under the American Recovery and Reinvestment Act (ARRA) of 2009, which increased federal Medicaid match to the GRF by that amount (after taking into account loss of federal match from the two Medicaid related actions outlined above). Based on these expenditure reductions, spending controls and other measures - and before the revised revenue estimates referred to below - OBM was projecting a positive GRF fund balance at June 30, 2009.

  Spring 2009. Based on the Administration's continuing monitoring of revenues, and as an anticipated step in the then ongoing 2010-11 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2009. Those estimates revised fiscal year 2009 revenues downward by an additional $912 million over OBM's December 2008 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. To address this additional fiscal year 2009 revenue shortfall, the Governor received General Assembly approval for and used the entire remaining BSF balance of $949 million for fiscal year 2009. Additional measures taken to address this shortfall included the restructuring of $52.8 million of fiscal year 2009 general revenue fund debt service into fiscal years 2012 through 2021 and expenditure reductions of $98 million in addition to the expenditure controls ordered by the Governor on April 22.

  The State ended fiscal year 2009 with GRF cash and fund balances of $734.5 million and $389.1 million respectively, and a $-0- balance in the BSF. Of the ending GRF fund balance, $133.4 million represents the one-half of one percent of fiscal year 2009 GRF revenues the State is required to maintain as an ending fund balance.

  2010-11 Biennium. Rigorous consideration was given by the General Assembly to the Governor's Executive Budget proposed for the 2010-11 biennium in light of the difficult economic and fiscal conditions resulting from the national recession. The final GRF appropriations Act for the 2010-11 biennium, which was preceded by three seven-day interim appropriations acts, was passed by the General Assembly and signed (with selective vetoes) by the Governor on July 17, 2009. All necessary debt service and lease rental payments related to State obligations for the entire 2010-11 biennium were fully appropriated for the three-week interim appropriations period and under that final Act.

  Reflecting the final implementation of the restructuring of State taxes commenced in 2006-07 and a conservative underlying economic forecast, that Act provided for total GRF biennial appropriations of approximately $50.5 billion (a 3.8% decrease from 2008-09 biennial expenditures) and total GRF biennial revenue of approximately $51.1 billion (a 4.2% decrease from 2008-09 biennial revenues). GRF appropriations for major program categories compared to 2008-09 actual GRF spending reflected increases of 3.4% for Medicaid (excluding ARRA funding referred to below) and 0.7% for corrections and youth services; and decreases of 13.8% for mental health and developmental disabilities, 8.3% for higher education, and 5.15% for elementary and secondary education. Among other expenditure controls, the act included a number of Medicaid reform and cost containment initiatives and also included the restructuring of $736 million of fiscal years 2010 and 2011 general revenue fund debt service into fiscal years 2012 through 2025.

  Major new sources of revenues or savings reflected in the 2010-11 appropriations act included:

    $2.4 billion of "Federal Stimulus" funding received under ARRA, including $1.464 billion for elementary and secondary education, $628 million for FMAP, and $326 million for other purposes.
    $933 million in gaming and license revenues from the Ohio Lottery Commission's implementation of video lottery terminals (VLTs) at the seven horse racing tracks in the State. OBM estimated the VLTs would result in an approximate $851 million net increase in revenues for the biennium ($285 million in fiscal year 2010 and $566 million in fiscal year 2011) after taking into account offsetting effects of the VLTs on other lottery revenues. On September 21, 2009, the Ohio Supreme Court ruled that the statutory provisions in the biennial appropriations Act for the implementation of VLTs were subject to voter referendum and granted petitioners in that case until December 20, 2009 to submit referendum petitions with the required number of signatures. The Ohio Secretary of State on March 26, 2010 confirmed those petitions contained a sufficient number of valid signatures to place the referendum on the November 2, 2010 ballot, but on July 1, 2010 the committee for the petitioners withdrew the referendum from the ballot.
    $259 million from the Ohio Tobacco Use Prevention and Control Foundation Endowment Fund to be deposited into a special State fund (non-GRF) and then intended to be used for various health care initiatives. On August 11, 2009, a trial court ordered these monies must remain in that endowment fund and be used for the purpose of reducing tobacco use. The State immediately appealed this trial court ruling and on December 31, 2009, the court of appeals ruled in favor of the State and reversed the trial court's order. The Ohio Supreme Court on December 22, 2010, affirmed the court of appeals decision in favor of the State.
    $1.036 billion of "one-time" revenues or savings ($640 million in fiscal year 2010 and $396 million in fiscal year 2011), including $364 million from the spend-down of carry-forward balances (that required temporary suspension of the one-half of one percent ending fund balance requirement for the 2010-11 biennium), $250 million transferred from a cash account at the Ohio School Facilities Commission funds, $272 million savings from subjecting State employees to a two week unpaid "furlough" during each year of the biennium, $84 million from a reduction in State funding to public libraries, and $65 million from the transfer to the GRF of interest on the proceeds of the State's 2007 tobacco securitization.
    $530 million from transfers to the GRF of unclaimed funds and from other non-GRF funds.

  In September 2010 the State also received from the federal government an award of $518.6 million of enhanced FMAP funding, and $361.2 million of funding was also received by Ohio school districts for teacher salaries and personnel costs for primary and secondary education.

  In response to the above-referenced September 21 decision of the Ohio Supreme Court declaring the VLT provisions in the biennial appropriations Act subject to referendum, the Governor proposed for General Assembly consideration postponing for two years the final installment of the personal income tax reduction then scheduled to take effect in tax year 2009 (for returns filed in 2010). After extended hearings and review, the General Assembly approved, and the Governor signed into law on December 22, 2009, legislation keeping personal income tax rates at 2008 levels through tax year 2010. See 2012-13 Biennium for a discussion of the implementation of the final phase of that personal income tax reduction.


  The appropriations act for the 2010-11 biennium created a six-member legislative Budget Planning and Management Commission (BPMC) to "study and make recommendations that are designed to provide relief to the State during the current difficult fiscal and economic period." The BPMC commenced meeting in June 2010, heard testimony, received suggestions and released two reports - one from its three Republican members dated November 30, 2010, and one from its three Democratic members dated December 8, 2010. Both reports contained estimates of "non-recurring" revenues reflected in the 2010-11 budget as enacted ranging from $4.887 billion in the GRF to $8.339 billion for all GRF and non-GRF funds. These estimates included the effect of the postponement of the final installment of the personal income tax reduction.

  The State ended fiscal year 2011 with GRF cash and fund balances of $844.5 million and $430.7 million, respectively. Of that ending GRF fund balance, the State reserved $138.8 million in the GRF reflecting the one-half of one percent of fiscal year 2011 GRF revenues the State is required to maintain as an ending fund balance and transferred $45.0 million into disaster services/emergency funds. The remaining $246.9 million was deposited into the BSF. These ending balances reflect the use of approximately $680 million in fiscal year 2011 GRF revenue to make payments for Medicaid managed care, the State's share of instruction for higher education, payroll and other commitments that were previously scheduled to be deferred into fiscal year 2012.

   2012-13 Biennium. Consistent with State law, the Governor's Executive Budget for the 2012-13 biennium was released in March 2011 and introduced in the General Assembly. After extended hearings and review, the 2012-13 biennial appropriations Act was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2011. To address the use of non-recurring funding sources in the prior 2010-11 biennium including amounts received under ARRA, the Act included targeted spending cuts across most State agencies and major new Medicaid reform and cost containment measures. Reflecting the tax law changes described below and a conservative underlying economic forecast, that Act provided for total GRF biennial appropriations of approximately $55.78 billion (an 11% increase from the 2010-11 GRF biennial expenditures) and total GRF biennial revenue of approximately $56.07 billion (a 6% increase from 2010-11 GRF biennial revenues). GRF appropriations for major program categories compared to 2010-11 actual GRF spending reflected increases of 30% for Medicaid (increase due in part to absence of ARRA funding in the 2012-13 biennium) and 3% for elementary and secondary education; decreases of 9% for higher education and 8% for mental health and developmental disabilities; and flat funding for corrections and youth services. That Act also reflected the restructuring of $440 million of fiscal year 2012 general revenue fund debt service into fiscal years 2013 through 2025, approximately three-quarters of which was accomplished by the July 2011 issuance by Ohio Public Facilities Commission of $488.8 million in refunding bonds, with the remainder accomplished by the September 2011 issuance by the Ohio Building Authority of $149.3 million in refunding bonds.

  The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations (after the restructuring of fiscal year 2012 GRF debt service payments).

  Major new sources of revenues or expenditure savings reflected in the 2012-13 appropriations Act included:

    Transfer of the State's spirituous liquor system to JobsOhio. On February 1, 2013, the State granted a 25-year franchise on its spirituous liquor system to JobsOhio Beverage System, a nonprofit corporation the sole member of which is JobsOhio, which is itself a nonprofit corporation created to promote economic development, job creation and retention, job training and the recruitment of business to the State. In exchange for the franchise, the State received a payment of $1.464 billion, $500 million of which was deposited in the GRF, $863.5 million was used to make provision for payment of all debt service on the outstanding State bonds and notes secured by a pledge of the State's profits from the sale of spirituous liquor, and $100 million will be used to fund certain revitalization projects. With that transfer, the State is forgoing deposits to the GRF from net liquor profits (those deposits totaled $153.0 million in fiscal year 2011, $92.5 million in fiscal year 2012 and $88.0 million in fiscal year 2013 through the February 1 granting of the franchise to JobsOhio Beverage System). Litigation filed on April 18, 2011, in the Ohio Supreme Court challenged, under various provisions of the Ohio Constitution, certain aspects of both JobsOhio and the General Assembly's February 2011 law that authorized its creation. Specifically, plaintiffs contested provisions in that law requiring that any challenges to it or to the creation of JobsOhio be filed in the Ohio Supreme Court within sixty days after that law took effect. Plaintiffs also claimed that the law is an improper special act conferring corporate powers, that the Governor could not serve on the JobsOhio board of directors, that the provisions for dissolution of JobsOhio violate limitations in the Ohio Constitution on State appropriations and assumption of corporate debt, and that the law created a joint venture under which the State is lending its aid and credit. On August 19, 2011, the Court dismissed the case for lack of subject matter jurisdiction. The 2012-13 Appropriations Act also amended the February 2011 law to remove the Governor from the JobsOhio board of directors, require JobsOhio to comply with Ohio's nonprofit corporation law unless specifically exempted from a provision, and eliminate the exclusive original jurisdiction in the Ohio Supreme Court and relax the deadlines for filing claims. On August 30, 2011, the plaintiffs filed a complaint in the Court of Common Pleas of Franklin County, Ohio, raising those same claims. In December 2011, the trial court dismissed the suit for lack of standing, and in June 2012, the Ohio Tenth District Court of Appeals affirmed the lower court's decision. In July 2012, the plaintiffs requested that the Ohio Supreme Court review the Court of Appeals decision, and on January 23, 2013, the Ohio Supreme Court announced that it would hear the plaintiffs' appeal solely on the question of standing. Additionally, in August 2012, JobsOhio filed a separate action directly in the Ohio Supreme Court, asking the Court to issue a writ of mandamus approving the transfer of the liquor enterprise, but the Supreme Court dismissed the action for lack of jurisdiction. Thus, the only JobsOhio litigation matter currently pending is the plaintiffs' appeal to the Ohio Supreme Court of the Tenth District Court of Appeals June 14, 2012, decision on standing. All briefs have been filed by the parties in that appeal and oral arguments were presented to the Supreme Court on November 6, 2013. The case now awaits the Court's decision.
    Sale of five State-owned prison facilities to private operators expected to result in a net payment to the GRF of $75 million. A case filed on August 25, 2011 in the Court of Common Pleas of Franklin County, Ohio, challenged the authorization in the 2012-13 appropriations Act to sell these prison facilities. Specifically, this litigation alleged that the provisions in that Act authorizing the sale of these prisons, as well as that entire Act, were enacted in violation of the "one subject rule" of the Ohio Constitution, that the sale of the prisons would create a joinder of private and public property interests violating the constitutional prohibition against the State entering into a joint venture, and that they violate the constitutional right to referendum on certain laws. On August 31, 2011 the court rendered a non-appealable decision denying a temporary restraining order requested by the plaintiffs. In that August 31, 2011 decision, the court found that the provisions of the appropriations Act authorizing the sale of the prisons were not in violation of the one subject rule, did not violate the prohibition against the State entering into a joint venture, and do not fit within the exceptions to the right to referendum. The State announced on September 1, 2011 that, based on the proposals it received for five prisons, it opted to sell only one of those facilities and that this would accomplish most of the desired financial result for the 2012-13 biennium. On December 21, 2011, the plaintiffs voluntarily dismissed their case without prejudice, and on July 9, 2012, the original and additional plaintiffs filed a new case in the Court of Common Pleas of Franklin County again raising the one subject rule and joinder of private and public property claims contained in the original case, but adding a claim for reinstatement and back pay of Department of Corrections employees affected by the prison sales. On November 20, 2012, the trial court granted defendants' motions to dismiss and ruled that plaintiffs failed to state a claim for which relief can be granted. On December 18, 2012, plaintiffs filed an appeal in the Tenth District Court of Appeals, and on October 10, 2013, the appellate court rendered a decision reversing only the trial court's dismissal of the one-subject-rule claim and remanding the case to the Court of Common Pleas for further proceedings. On November 5, 2013, the plaintiffs filed a motion asking the appellate court to reconsider its decision. The defendants filed its answer in opposition to the motion on November 15, 2013. The parties have until forty-five days after the issuance of the appeals court's final entry to appeal the decision to the Supreme Court of Ohio, in which instance the high court would have discretion over whether to accept the appeal.
    Reduction of local government fund allocations by $111 million in fiscal year 2012 and $340 million in fiscal year 2013. Beginning in fiscal year 2014, allocations are made by committing a set percent of annual tax revenues deposited into the GRF (beginning with fiscal year 2013 GRF tax revenues).
    Reduction of public library fund allocations to 95% of fiscal year 2011 levels resulting in expenditure reductions of $52.3 million in fiscal year 2012 and $102.8 million in fiscal year 2013. Beginning in fiscal year 2014, allocations to public libraries are made by committing a set percent of annual tax revenues deposited into the GRF (beginning with fiscal year 2013 GRF tax revenues).
    Accelerated phase-out of reimbursement payments to local governments and school districts in connection with the elimination of the tangible personal property tax resulting in an increased share (estimated at $293.5 million in fiscal year 2012 and $597.7 million in fiscal year 2013) of the Commercial Activity Tax being deposited into the GRF.
    Accelerated phase-out of reimbursement payments to local governments and school districts for electric power generation deregulation and natural gas deregulation resulting in a larger share (estimated at $141.6 million in fiscal year 2012 and $147.4 million in fiscal year 2013) of the kilowatt-hour tax and the entire (approximately $66.0 million in fiscal year 2012 and $66.0 million in fiscal year 2013) natural gas consumption tax being reallocated to the GRF.
    $235 million from transfers to the GRF of unclaimed funds and from other non-GRF funds and $12 million from a tax amnesty program.

  The 2012-13 appropriations Act also reflected the following tax law changes:

    Implementation of the previously postponed final 4.2% annual decrease in State personal income tax rates. See 2010-11 Biennium.
    Eliminated the estate tax beginning January 1, 2013, currently levied at a rate of 6% on estates over $338,333 and 7% on estates over $500,000. In fiscal year 2010, estate tax collections totaled $285.8 million of which $230.8 million was distributed to the local government jurisdictions from which it was collected and with $55.0 million retained by the State and deposited into the GRF.
    Established the InvestOhio income tax credit program under which investors in small businesses based in Ohio who hold their investments for at least two years may receive 10% income tax credits limited to a maximum of $10 million per investor per biennium with no more than $100 million of those credits to be issued over two years.

  The 2012-13 biennial appropriations Act created a Medicaid reserve fund and authorized the OBM Director to transfer up to $130 million from the GRF, if necessary, to provide for the payment of Medicaid costs above the enacted level of appropriations. That Act also created a $104 million Unemployment Compensation Contingency Fund to pay interest on federal advances to the State Unemployment Compensation Fund, $70.7 million of which was used to make the interest payment due in September 2011, with the remaining amount applied to the September 2012 interest payment of $65.8 million. The September 2012 interest payment was also funded by a $25 million GRF supplemental appropriation and a contribution from the State's Unemployment Compensation Administration Fund. The Act also made changes to State construction bidding procedures and includes additional authorizations for joint purchasing by and cooperation among local governments, all designed to create opportunities for cost savings.

  Separate legislation passed by the General Assembly and signed by the Governor on June 29, 2011, is expected to reduce the State prison population by, among other changes, directing some low-level offenders to community-based programs.

  On March 14, 2012, the Governor announced a series of policy proposals resulting from a "mid-biennium review" (MBR), with a stated focus on job creation as a priority. The Governor's MBR included proposals for General Assembly consideration in the areas of: energy (including shale oil and gas production opportunities in the Marcellus and Utica fields in the State, and modernizing the State's oil and gas severance tax; electric generation and transmission; coal; cogeneration, alternative fuels and renewables; energy efficiency; and regulatory reform); personal income tax reduction (proposing that any new revenue from shale oil and gas production and the MBR proposal to modernize the State's oil and gas severance tax system will be deposited into an income tax reduction fund and be used to reduce personal income tax rates by a commensurate amount); bank and financial institutions tax reform (to modernize Ohio's taxes on banks and financial institutions by replacing the corporate franchise and dealers in intangibles tax with a new financial institutions tax that more accurately reflects modern banking practices, closes loopholes and reduces the overall tax burden on most banks but is revenue neutral to the State); education (including proposals for strengthening Ohio's "third grade reading guarantee," career education, a new school performance measuring system, expansion of digital and online learning, flexibility for teacher evaluations, new standards for dropout recovery schools, assessments of all publicly funded early childhood programs, and supporting adoption of a school reform plan for the City of Cleveland schools); workforce development (creating job opportunities for the developmentally disabled; an improved workforce development program; allowing those undergoing training with an employer to continue collecting unemployment benefits; linking energy companies with trained workers; and matching skilled veterans to the most in demand jobs); and achieving more management efficiency with associated State and local government budgetary savings (including replacing the separate Offices of the State Architect and Engineer and the Office of Energy Services with an Ohio Facilities Construction Commission (OFCC) to administer the design and construction of state public facilities, with the Ohio School Facilities Commission retained as an independent agency within the OFCC and sharing employees and facilities). Those MBR proposals were considered by the General Assembly commencing in March in twelve separate pieces of legislation, and the General Assembly in May and June passed seven pieces of legislation addressing the subjects of energy (not including the MBR proposed changes to the State's oil and gas severance tax), tax reform (not including the MBR personal income tax reduction proposal), education, workforce development, and management efficiency for both state and local governments.

  As further implementation of the MBR, the General Assembly enacted and the Governor signed into law on December 20, 2012, a new financial institutions tax that will first apply to tax year 2014.  This new tax will apply to  many companies that are currently subject to Ohio's corporate franchise tax (primarily banks and other corporations classified as financial institutions) and also generally subjects "dealers in intangibles" (e.g., mortgage brokers, stockbrokers, finance and loan companies that are not classified as financial institutions) to the commercial activity tax.  This new financial institutions tax will replace the current corporate franchise tax on financial institutions and the current dealers in intangibles tax.  The proceeds of those current taxes are, and the proceeds from the new financial institutions tax will be, deposited in the GRF.  Based on revenue targets and mechanisms established in this legislation, OBM projects the effect of these tax changes to be revenue neutral to the GRF.

  The State ended fiscal year 2013 with GRF cash and fund balances of $2.64 billion and $2.28 billion, respectively. Of that ending GRF fund balance, the State deposited $995.9 million into the BSF increasing its balance to $1.48 billion which is the statutory designated 5% of fiscal year 2013 GRF revenues, carried forward $963.2 million to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates (see Current Biennium below), and transferred $120 million into the Unemployment Compensation Contingency Fund to pay interest on federal advances to the State Unemployment Compensation Fund and $51.3 million into disaster services/emergency funds. The remaining $147.8 million was reserved in the GRF reflecting the one-half of one percent of fiscal year 2013 GRF revenues the State is required to maintain as an ending fund balance.

  Current Biennium. Consistent with State law, the Governor's Executive Budget for the 2014-15 biennium was released in February 2013 and introduced in the General Assembly. After extended hearings and review, the 2014-15 biennial appropriations Act was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2013. Reflecting a stated focus on job creation and continued spending restraint, and based on a conservative economic forecast, that Act provides for total GRF biennial appropriations of approximately $62.0 billion (a 15.1% increase from the 2012-13 GRF biennial expenditures) and total GRF biennial revenue (not including $963.2 million carry-forward from the 2012-13 biennium) of approximately $61.1 billion (a 7.7% increase from 2012-13 GRF biennial revenues). GRF appropriations for major program categories compared to 2012-13 actual GRF spending reflect increases of 22.1% for Medicaid, 8.9% for elementary and secondary education and 5.3% for higher education; 5.1% for mental health and developmental disabilities (due in part to merger of the Departments of Mental Health and Alcohol and Drug Addiction Services); and 2.1% for corrections and youth services. The Act also implemented a new school funding formula and allocates a portion of State public higher education funding to institutions based on their graduation rates. The Act also moved the administration of cultural facilities projects from the Ohio Cultural Facilities Commission into the Ohio Facilities Construction Commission to achieve efficiencies and budgetary savings. Supplementing the appropriations for Medicaid in the Act, the seven member State Controlling Board on October 21 voted 5 to 2 to authorize the expenditure of additional federal funds in the amount of approximately $562 million in fiscal year 2014 and approximately $2.0 billion in fiscal year 2015 in support of expanding the Medicaid program to cover those with incomes up to 138% of the federal poverty level. On October 22, six State Representatives and two local right to life organizations filed an action in the Ohio Supreme Court against the Controlling Board and the Ohio Department of Medicaid requesting that Court vacate the Controlling Board's October 21 action. The Controlling Board and State Department of Medicaid filed their initial answer to the complaint on November 5. On December 20, 2013, the Court denied the petitioners' request for writ of mandamus and ruled that the Controlling Board's October 21 action did not exceed its statutory authority.

  The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

  The biennial appropriations Act also reflects the following tax reductions and related adjustments of major State taxes (primarily the personal income and sales and use taxes), resulting in an estimated net reduction in GRF revenues of $1.16 billion in fiscal year 2014 and $771 million in fiscal year 2015, including:

    • A 10% reduction in State personal income tax rates phased-in over three years (8.5% in calendar year 2013, 0.5% in calendar year 2014, and 1.0% in calendar year 2015), coupled with a freeze on the indexing of the State income tax brackets and the personal exemption for tax years 2013 through 2015 until these rate reductions are fully implemented.
    • Creation of an earned income tax credit equal to 5% of the federal earned income credit that is limited to 50% of liability for gross income that exceeds $20,000.
    • A new deduction for small business income of 50% of annual adjusted gross income up to $250,000.
    • Elimination of the $20 personal income tax exemption for filers with a gross income greater than $30,000 and the gambling loss deduction.
    • An increase in the State sales and use tax by one-quarter percent (from 5.5% to 5.75%) beginning September 1, 2013.
    • Authorization of full membership for the State in the streamlined sales tax project for the collection of State sales taxes on out-of-state companies for catalog and internet purchases.
    • Expansion of the State sales tax base to include digital goods such as e-books, music and video downloads and repeal of the exemption for magazine purchases.
    • Elimination of the 12.5% property tax roll back for owner-occupied residential property for new voter-approved local property tax levies.
    • Reinstituting income requirements for eligibility for new applicants for the State's homestead tax exemption (this exemption was expanded in 2007 to include all senior citizens and disabled Ohioans regardless of income).
    • Establishing a variable minimum for the commercial activity tax for businesses with gross receipts greater than $1 million and an exemption from the CAT for grain handlers.

   OBM is currently projecting a positive GRF fund balance at the end of fiscal year 2014. As discussed above, the State is effectively precluded by its Constitution from ending a fiscal year or a biennium in a "deficit" position. OBM continually monitors and analyzes revenues and expenditures and related developments (including pending litigation) and prepares at the end of each month a financial report, the most recent of which is accessible via OBM's home page at http://obm.ohio.gov/MiscPages/MonthlyFinancialReports/ with copies also available upon request to OBM.

  State Debt. The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that "Except the debts above specified ... no debt whatever shall hereafter be created by, or on behalf of the state."

  By 19 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation debt and the pledge of taxes or excises to its payment, all related to the financing of capital facilities, except for four that funded bonuses for veterans, one that funded coal technology research and development, and one for research and development activities. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development, site development, and veterans compensation. Although supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the State's motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

  A 1999 constitutional amendment provides an annual debt service "cap" applicable to most future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, new obligations may not be issued if debt service for any future fiscal year on those new and the then outstanding bonds of those categories would exceed 5% of the total of estimated GRF revenues (excluding GRF receipts from ARRA) plus net State lottery proceeds for the fiscal year of issuance. Those direct obligations of the State include general obligation and special obligation bonds that are paid from the State's GRF, but exclude (i) general obligation debt for third frontier research and development, development of sites and facilities, and veterans compensation, and (ii) general obligation debt payable from non-GRF funds (such as highway bonds that are paid from highway user receipts). Pursuant to the implementing legislation, the Governor has designated the OBM Director as the State official responsible for making the 5% determinations and certifications. Application of the 5% cap may be waived in a particular instance by a three-fifths vote of each house of the Ohio General Assembly and may be changed by future constitutional amendments.

  In addition to its issuance of highway bonds, the State has financed selected highway infrastructure projects by issuing bonds and entering into agreements that call for debt service payments to be made from federal transportation funds allocated to the State, subject to biennial appropriations by the General Assembly. The highest annual State payment under those agreements in the current or any future fiscal year is $177.4 million in fiscal year 2014. In the event of any insufficiency in the anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available moneys appropriated to ODOT for the purpose.

  State agencies also have participated in buildings and equipment, information systems and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of Participation (COPs) have been issued in connection with those agreements that represent fractionalized interests in and are payable from the State's anticipated lease payments. The maximum annual payment from GRF appropriations under those existing agreements is $35.6 million in fiscal year 2014 and the total GRF-supported principal amount outstanding is $194.5 million. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. The approval of the OBM Director and either the General Assembly or the state controlling board is required if COPs are to be publicly-offered in connection with those agreements.


  Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute "debt" under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

  The State has authorized the issuance of fully refundable tax credits in support of "credit-collateralized bonds" issued from time to time by the Columbus-Franklin County Finance Authority to provide funding for the Ohio Capital Fund (OCF) to promote venture capital investment in Ohio and any additional bonds that may be issued to refinance those outstanding bonds or provide additional funding for that purpose. Those tax credits may be claimed by the bond trustee for the purpose of restoring the bond reserve fund for those bonds in the event it is drawn upon and not restored from other sources. Those credits may not be claimed after June 30, 2036, and the maximum amount of tax credits that may be claimed is $20 million in any fiscal year and $380 million total. Proceeds of the OCF bonds fund investments in venture capital funds to promote investment in seed and early-stage Ohio-based business enterprises.

  Prior to the February 1, 2013, granting of a 25-year franchise on the State's spirituous liquor system to JobsOhio, there were outstanding $725.0 million of State bonds and notes secured by a pledge of the State's profits from the sale of spirituous liquor. In connection with the granting of that franchise, provision was made for the payment of all the debt service on those bonds and notes which are defeased and no longer outstanding obligations of the State under the terms of the trust indentures under which they were issued (see 2012-13 Biennium above). Those bonds and notes were originally issued to fund a statewide economic development program that assisted in the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. Under its franchise agreement with JobsOhio, the State may not issue additional obligations secured by a pledge of profits from the sale of spirituous liquor during the 25-year term of that franchise.

  Schools and Municipalities. Litigation was commenced in the Ohio courts in 1991 questioning the constitutionality of Ohio's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools". On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

  In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

  With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

  On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Ohio Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Ohio Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Ohio Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. On October 20, 2003 the United States Supreme Court declined to accept the plaintiffs' subsequent petition requesting further review of the case.

  In the years following this litigation, the General Assembly took several steps, including significantly increasing State funding for public schools. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as "unfunded mandates."

  Under the financial structure in place before the 2009-10 biennium, Ohio's 613 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulae that take into account both local needs and local taxing capacity. The Foundation Program amounts steadily increased in recent years, including small aggregate increases even in those fiscal years in which appropriations cutbacks were imposed.

  School districts also rely upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have experienced varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

  The State's school subsidy formulas that were used until the 2009-10 biennium were structured to encourage both program quality and local taxing effort. Until the late 1970's, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

  To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates. Many districts have submitted the question, and income taxes are currently approved in 184 districts.

  Biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) for recent bienniums were:

    2002-03 - $15.2 billion (a 17% increase over the previous biennium before the expenditure reductions - see 2002-03 Biennium).
    2004-05 - $15.7 billion (a 3.3% increase over the previous biennium before the expenditure reductions - see 2004-05 Biennium).
    2006-07 - $16.4 billion (a 4.5% increase over the previous biennium before the expenditure reductions - see 2006-07 Biennium).
    2008-09 - $17.2 billion (a 5.1% increase over the previous biennium before the expenditure reductions - see 2008-09 Biennium).
    2010-11 - $17.0 billion (a 1.6% decrease over the previous biennium. These amounts are exclusive of the $1.463 billion of appropriations to school districts for the 2010-11 biennium from "Federal Stimulus" funding received under the ARRA).
    • 2012-13 - $16.6 billion (a 2.3% decrease over the previous biennium).

  State appropriations for school funding for the 2014-15 biennium are $18.3 billion (a 10.6% increase from those appropriations in the previous biennium), representing an increase of 6.8% in fiscal year 2014 over fiscal year 2013 and an increase of 6.5% in fiscal year 2015 over fiscal year 2014.

  The amount of lottery profits transferred to the Lottery Profits Education Fund (LPEF) totaled $738.8 million in fiscal year 2011, $771.0 million in fiscal year 2012, $803.1 million in fiscal year 2013, and is appropriated at $891.5 million in fiscal year 2014. The 2010-11 biennial appropriations Act authorized the implementation of VLTs at Ohio's seven horse racing tracks. (See 2010-11 Biennium above for a review of litigation concluded in the Ohio Supreme Court declaring that the authorization of those VLTs is subject to voter referendum and subsequent withdrawal of that referendum by the committee for the petitioners.) Ohio participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

  The 2014-15 biennial appropriations Act also enacted a new funding formula for the distribution of State funding to local school districts based on a per pupil amount. This per pupil formula is similar to the "Building Blocks" school funding formula in place through fiscal year 2009 until its replacement with the "Evidenced Based Model" for the 2010-11 biennium. The Evidenced Based Model was repealed in July 2011 and a temporary formula was put in place for the 2012-13 biennium that allocated funding to each school district based on the per pupil funding it received for fiscal year 2011, adjusted by its share of a statewide per pupil adjustment amount that was indexed by the districts relative tax valuation per pupil.

  Under the new formula, the State Department of Education will compute and pay to each school district education aid based on the per pupil funding it received for fiscal year 2009 (calculated to be $5,745 in fiscal year 2014 and $5,800 in fiscal year 2015) multiplied by each school district's "state share index" which uses a three-year average of adjusted property valuation per pupil and median income of that school district to calculate the percentage of the per-pupil amount that is to be paid by the State and the amount assumed to be contributed by the school district through local sources. Additional funds are provided for students with exceptional needs, including those with special needs and the disabled, and limited English proficiency, and for economically disadvantaged and gifted students. Funding is also provided based on the number of K-3 students at each school district to be used to help school districts comply with Ohio's 3rd grade reading guarantee. The current biennial appropriations Act also established the "Straight A Fund" to provide school districts with grants to develop and implement creative and innovative instructional models to inspire learning and student growth.

  For those few school districts, municipalites and other local governments that on occastion have faced significant financial problems, there are statutory procedures for a commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Govenor, to monitor the fiscal affairs and for development of a financial plan to elminate deficits and cure any defaults. As of January 2, 2014, six school districts and 21 local governments (one counts, 18 municipalites and two toanships) are in "fiscal emergency" status while there are three school disctricts and two local governments (both municipalites) are in preliminary "fiscal watch" status. More recent legislation has created a third, more preliminary, category of "fiscal caution." Currently, eight local governments (four municipalites and four townships) are in "fiscal caution" status. A current listing of school districts and local governments in each status is on the Internet at http://www.auditor.state.oh.us.

  At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation - commonly referred to in the context of Ohio local government finance as the "ten-mill limitation."

  Puerto Rico. The following section provides only a summary of (and does not purport to explain, predict, or fully describe) the complex factors, including both economic and political conditions, affecting the financial situation in the Commonwealth of Puerto Rico (as used in this section, the "Commonwealth" or "Puerto Rico") and is based on information in publicly available documents. This information has not been independently verified and it should be noted that municipal issuers may not be subject to the same disclosure requirements as other bond issuers, and any information provided by municipal issuers may be less reliable than information provided by other bond issuers. The information provided below is subject to change rapidly, substantially, and without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the Commonwealth or its issuers since the date of its preparation. Any such change(s) may adversely affect the Commonwealth's and applicable issuer's cash flows, expenditures, or revenues, or otherwise negatively impact the current or projected Commonwealth financial situation, which in turn could hamper fund performance.

  Further, the marketability, valuation or liquidity of municipal securities issued by the Commonwealth, its localities, and their political subdivisions, instrumentalities, or authorities (collectively, "Puerto Rico Municipal Securities") may be negatively affected in the event that an issuer of Puerto Rico Municipal Securities defaults on its debt obligations or other market events arise, which in turn may negatively affect fund performance, sometimes substantially. A credit-rating downgrade relating to default by, or insolvency of, one or several issuers of Puerto Rico Municipal Securities could affect the market values, marketability and liquidity of many or all Puerto Rico Municipal Securities.

  In addition, economic and other conditions within the Commonwealth may affect the credit risk of the Commonwealth's localities, and their political subdivisions, instrumentalities or authorities to the extent that such issuers are reliant upon appropriations from the Commonwealth. Puerto Rico continues to face severe fiscal and economic stress, including substantial budget deficits, which could negatively affect the value of investments in Puerto Rico Municipal Securities. The difficulties encountered by insurers of Puerto Rico Municipal Securities in the wake of the recent financial crisis and other credit and overall market events may also continue to impact Puerto Rico Municipal Securities negatively. Furthermore, recent federal actions, such as the expiration of the federal payroll tax holiday, increases in taxes on certain high-income individuals, mandatory cuts to federal spending known as "sequestration," and continued political gridlock related to the federal government's budget and debt ceiling, may have a materially adverse impact on the Commonwealth's financial condition. Although the full effects of these events remain uncertain, any deterioration in the Commonwealth's financial condition may have a negative effect on the value, marketability and liquidity of Puerto Rico Municipal Securities.

  There can be no assurances that the Commonwealth will not continue to face significant fiscal and economic stress or that the economic environment will not worsen, further adversely impacting the Commonwealth's financial condition and the ability of issuers of Puerto Rico Municipal Securities to satisfy the obligations on their outstanding debt.


  Relationship between Puerto Rico and the United States. Puerto Rico's constitutional status is that of a territory of the United States (U.S.), and pursuant to the territorial clause of the U.S. Constitution, the ultimate source of power over Puerto Rico is the U.S. Congress. The Commonwealth exercises virtually the same control over its internal affairs as do the 50 U.S. states. It differs from the states, however, in its relationship with the U.S. federal government. The people of Puerto Rico are citizens of the U.S. but do not vote in U.S. national elections. They are represented in Congress by a Resident Commissioner that has a voice in the House of Representatives but no vote (except in House committees and sub-committees to which he belongs). Most U.S. federal taxes, except those such as Social Security taxes, are not levied in Puerto Rico. No U.S. federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. Income earned by Puerto Rico residents from sources outside of Puerto Rico, however, is subject to federal income tax.


  The Economy of Puerto Rico. The economy of Puerto Rico is closely linked to the U.S. economy, as most of the external factors that affect the Puerto Rico economy (other than oil prices) are determined by the policies and performance of the U.S. economy. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. The economy of Puerto Rico also depends, in part, on transfers from the federal government. In fiscal year 2012, aggregate personal income totaled $62.3 billion, including approximately $16.0 billion in transfer payments from the federal government. These federal transfer payments were made to individuals in Puerto Rico under various social programs including Medicaid, Social Security, Veteran's Benefits and U.S. Civil Service Retirement Benefits. The Commonwealth in the past has established policies and programs directed principally at developing the manufacturing and service sectors and expanding and modernizing the Commonwealth's infrastructure. Domestic and foreign investments have historically been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations, and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the population.

  Puerto Rico's economy experienced a considerable transformation during the second half of the twentieth century, from an agricultural-based economy to an industrial one. Factors contributing to this transformation included government-sponsored economic development programs, increases in the level of federal transfer payments, and the relatively low cost of borrowing. In some years, these factors were aided by a significant rise in construction investment driven by infrastructure projects, private investment, primarily in housing, and relatively low oil prices. Nevertheless, the significant oil price increases experienced from January 2002 to June 2008, the contraction of the manufacturing sector, and the budgetary pressures on government finances triggered a general contraction in the economy.

  The Commonwealth's economy entered into a recession in the fourth quarter of fiscal year 2006. For fiscal years 2009, 2010, and 2011, the real GNP contracted by 3.8%, 3.6% and 1.6%, respectively. For fiscal year 2012, real GNP grew by 0.1%. As of April 2013, the Puerto Rico Planning Board (Planning Board) projected a decrease of 0.4% in the Commonwealth's real GNP for fiscal year 2013 and an increase of 0.2% in the Commonwealth's real GNP for fiscal year 2014.

  According to the Puerto Rico Department of Labor, the recession had a significant impact on employment rates in the Commonwealth. From fiscal year 2000 to fiscal year 2013, total employment decreased at an average annual rate of 0.9%, from 1,150,291 to 1,029,019. A reduction in total employment began in the fourth quarter of fiscal year 2007 and has continued consistently through fiscal year 2013. This trend continued during the first two months of fiscal year 2014, as total employment fell at an average rate of 2.3% over the same period in the prior fiscal year. According to the Puerto Rico Department of Labor and Human Resources Household Employment Survey ("Household Survey"), total employment fell by 1.1% in fiscal year 2012 and by 0.6% in fiscal year 2013. The unemployment rate for fiscal year 2012 and for fiscal year 2013 was 15.2% and 14.0%, respectively.

  The dominant sectors of the Puerto Rico economy in terms of production and income are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher-wage, high-technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. Total employment in the manufacturing sector decreased by 39,800 from fiscal year 2005 to fiscal year 2013. For fiscal years 2009, 2010, 2011, 2012, and 2013, manufacturing employment decreased by 7.0%, 8.7%, 3.0%, 2.6% and 7.1%, respectively. For the first two months of fiscal year 2014, average employment in the sector decreased by 6,300 jobs, or 7.7%, compared to the same period of the previous year. Given that this sector pays, on average, the highest wages in Puerto Rico, its general downturn represents a major difficulty for restoring growth for the whole economy. There are several reasons that explain this sector's job shrinkage: the end of the phase-out of the tax benefits afforded by Section 936 of the U.S. Internal Revenue Code, the net loss of patents on certain pharmaceutical products, the escalation of manufacturing production costs (particularly electricity), the increased use of job outsourcing, and, currently, the effects of the global economic decline. Puerto Rico's manufacturing sector continues to face increased international competition. As patents on pharmaceutical products manufactured in Puerto Rico expire and the production of such patented products is not replaced by new products, there may be additional job losses in this sector and a loss of tax revenues for the Commonwealth.

  Puerto Rico has experienced mixed results in the service sector. This sector has expanded in terms of income over the past decade, following the general trend of other industrialized economies, but with differences in the magnitudes of those changes. During the period between fiscal years 2007 and 2012, the gross domestic product (GDP) in this sector, in nominal terms, increased at an average annual rate of 1.2%, while payroll employment in this sector decreased at an average annual rate of 0.4% during that period. In the Puerto Rico labor market, self-employment, which is not accounted for in the non-farm payroll employment survey, represents approximately 15.5% of total employment. According to the Household Survey, most of the self-employment is concentrated in the service and construction sectors. The development of the service sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing and construction. The service sector ranks second to manufacturing in its contribution to GDP. The service sector is also the sector with the greatest amount of employment. Service-sector employment decreased from 565,242 in fiscal year 2007 to 558,000 in fiscal year 2013 (representing 60.4% of total, non-farm, payroll employment). The average service-sector employment for fiscal year 2013 represents an increase of 0.8% compared to the prior fiscal year.


  General Risks. Many complex political, social, and economic factors influence the Commonwealth's economy and finances. Such factors may affect the Commonwealth's budget unpredictably from year to year. These factors include, but are not limited to: (i) developments with respect to the U.S. economy as a whole; (ii) developments with respect to the manufacturing and service sectors of the Commonwealth's economy; (iii) developments in the world economy, and in particular commodity prices such as oil; (iv) U.S. fiscal and economic policies, including fiscal stimulus efforts in general and the amount of federal aid to the Commonwealth; and (v) the impact of the Commonwealth's fiscal and economic policies.

  These factors are continually changing, and no assurances can be given with respect to how these factors or other factors will materialize in the future or what impact they will have on the Commonwealth's fiscal and economic condition. Such factors could have an adverse impact on the Commonwealth's budget and could result in declines, possibly severe, in the value of Puerto Rico Municipal Securities. These factors may also increase future borrowing costs for issuers of Puerto Rico Municipal Securities and impair their ability to pay debt service on their outstanding obligations.

  Fiscal Year 2011. The Planning Board's reports on the performance of the Puerto Rico economy for fiscal year 2011 indicate that real GNP decreased 1.6% (an increase of 2.0%) over fiscal year 2010. Nominal GNP was $65.6 billion in fiscal year 2011 ($48.3 billion in 2005 prices), compared to $64.3 billion in fiscal year 2010. Aggregate personal income increased from $60.0 billion in fiscal year 2010 to $61.6 billion in fiscal year 2011, and personal income per capita increased from $16,078 in fiscal year 2010 to $16,611 in fiscal year 2011.


  According to the Household Survey, total employment for fiscal year 2011 averaged 1,046,719, a decrease of 28,200, or 2.6%, from the previous fiscal year. The unemployment rate for fiscal year 2011 was 16.2%, a slight reduction from 16.3% for fiscal year 2010.

  Among the variables that contributed to the decrease in GNP was the continuous contraction of the manufacturing sector and the significant increase in the price of oil, which increased by 18.9%.

  Fiscal Year 2012. The Planning Board's preliminary reports on the performance of the Puerto Rico economy for fiscal year 2012 indicate that real GNP increased 0.1% (an increase of 5.9%) over fiscal year 2011. Nominal GNP was $69.5 billion in fiscal year 2012, compared to $65.6 billion in fiscal year 2011. Aggregate personal income increased from $61.6 billion in fiscal year 2011 to $62.3 billion in fiscal year 2012, and personal income per capita increased from $16,611 in fiscal year 2011 to $16,934 in fiscal year 2012.

  According to the Household Survey, total employment for fiscal year 2012 averaged 1,035,465, a decrease of 1.1% compared to the previous fiscal year. The unemployment rate for fiscal year 2012 was 15.2%, down from 16.2% in fiscal year 2011.

  Forecast for Fiscal Years 2013 and 2014. In April 2013, the Planning Board released its revised GNP forecast for fiscal year 2013 and fiscal year 2014. The Planning Board revised its GNP forecast for fiscal year 2013 from a projected growth of 1.1% to a decline of 0.4%. The Planning Board's revised forecast for fiscal year 2013 took into account the estimated effects on the Puerto Rico economy of the United States budget sequestration, the end of federal funds from the American Recovery and Reinvestment Act of 2009, the impact of the initial phase of tax reform, the recent initiatives to promote private employment creation, and the end of the Commonwealth's stimulus plan. The revised forecast also considered the effect on the Puerto Rico economy of general and global economic conditions, the U.S. economy, the volatility of oil prices, interest rates, and the behavior of local exports, including expenditures by visitors. The Planning Board's forecast projects an increase in GNP of 0.2% in fiscal year 2014. The Planning Board's forecast for fiscal year 2014 took into account the estimated effect of the projected growth of the U.S. economy, tourism activity, personal consumption expenditures, federal transfers to individuals and the acceleration of investment in construction.

  Recent Reforms. In February 2013, the Commonwealth amended Act 154-2012 (Act 154), which imposes an excise tax on the acquisition of certain manufacturing products produced and services rendered in Puerto Rico. The amendment extended the effective period of the excise tax until December 31, 2017 and reset the excise tax rate to a fixed 4% commencing on July 1, 2013. It is projected that for fiscal year 2014, revenues from Act 154 will amount to $1.956 billion and constitute approximately 20.5% of the total revenues of the General Fund.

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  In June 2013, the Commonwealth adopted significant reforms to its tax laws to broaden the tax base and increase its revenues. These changes included an increase in certain income taxes and a limitation of certain deductions applicable to corporations; increase in the taxes paid by self-employed professionals; a limitation on mortgage interest deductions; a moratorium on certain tax credits; an increase in the excise tax on tobacco products; an additional 1% tax on insurance underwriting premiums; the imposition of a sales and use tax on certain business-to-business transactions; the elimination of certain exemptions to the sales and use tax on purchases made by certain entities; and the elimination of the resellers certificate exempting resellers from paying sales and use tax on their purchases and its substitution with a new credit system for such taxes paid.

  Although these measures are designed to generate additional revenues that would assist the Commonwealth in meeting its obligations and reducing its deficits, there can be no guarantee that these reforms will meet their objectives or prevent the Commonwealth from defaulting on its obligations. In addition, it is possible that these measures may create additional pressure on the Commonwealth's economy, which could harm the value of any or all Puerto Rico Municipal Securities.

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  Structural Budget Imbalance. Since 2000, the Commonwealth has faced a number of fiscal challenges, including an imbalance between its General Fund total revenues and expenditures. The imbalance reached its highest level in fiscal year 2009, when the deficit was approximately $2.9 billion. In fiscal year 2012, the budget deficit was approximately $2.4 billion. Preliminary results for fiscal year 2013 show that the Commonwealth was able to reduce its deficit to approximately $1.3 billion. The budget for fiscal year 2014 contemplates a further reduction of the deficit to $820 million, which will be financed by a refinancing of $575 million of general obligation debt service payments and $245 million of new borrowings. Although the Commonwealth continues to pursue deficit reduction policies, the Commonwealth's ability to continue to reduce its deficit will depend in part on its ability to continue increasing revenues and reducing expenditures, which in turn depends on several factors, including improvements in economic conditions.

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  Results for Fiscal Year 2011. General Fund total revenues for fiscal year 2011 were approximately $8.3 billion. This represents an increase of $311 million, or 3.9% from fiscal year 2010. The increase in General Fund revenues was due primarily to an increase of $170.1 million in tax withholdings from non-residents and the collection of $677.6 million as a result of the new temporary excise tax and the expansion of the taxation of certain foreign persons. This increase was partially offset by a $406.5 million decline in collections from income tax on individuals as a result of tax reform and current economic conditions.

  General Fund total expenditures for fiscal year 2011 were approximately $10.1 billion, consisting of nearly $9.1 billion of operating expenditures, $267 million in Puerto Rico Building Authority ("PBA") rental payments and $801.8 million of other financing uses (principally debt service payments). The total expenditures exceeded total revenues by approximately $1.8 billion, or 21.6%. The difference between revenues and expenses for fiscal year 2011 was covered principally by Puerto Rico Sales Tax Financing Corporation ("COFINA") bonds.

   Results for Fiscal Year 2012. General Fund total revenues for fiscal year 2012 were approximately $8.8 billion. This represents an increase of $440 million, or 5.3%, from fiscal year 2011. The increase in General Fund revenues was due mainly to an increase of approximately $1.2 billion in excise tax revenues. This increase was partially offset by a $353 million decrease in income taxes collected and a $200 million decrease due to the expiration of the Commonwealth's special property tax.

  GeneralFund total expenses for fiscal year 2012 were nearly $11.2 billion, consisting of $9.9 billion of operating expenditures, $331 million in rent payments to the PBA, and $915.9 million of other financing uses (principally debt service payments). These expenses were $1 billion, or 10% higher than in fiscal year 2011. For fiscal year 2012, the difference between total revenues and expenses was covered with $952 million worth of proceeds from COFINA bonds, $839.8 million of debt restructuring, and other financing sources including lines of credit from the Government Development Bank for Puerto Rico ("GDB").

  Preliminary Results for Fiscal Year 2013. Preliminary General Fund total revenues for fiscal year 2013 are expected to be approximately $8.7 billion. Preliminary total expenditures for fiscal year 2013 are expected to be approximately $10 billion, consisting of $8.7 billion in operating expenditures, $383 million in PBA rental payments and $880.8 million of other financing (principally debt service payments). This represents a decrease of nearly $1.2 billion in expenditures from fiscal year 2012. Certain recurring expenses for fiscal year 2013 were funded from non-General Fund sources, including a $105 million carry-forward surplus reserve from prior years from the Department of Education, and $31 million in excess sick-leave liquidations for the Puerto Rico Police.

  Fiscal Stabilization Plan. In 2009, the Commonwealth began implementation of a comprehensive fiscal stabilization plan (the "Fiscal Plan") aimed at protecting its credit and investment-grade ratings. The Fiscal Plan aims to achieve a balanced budget on or before fiscal year 2016. The Fiscal Plan's proposed measures include increasing tax revenues and reducing spending; reforming the Commonwealth's Employees Retirement System and Teachers Retirement System; reforming the Commonwealth's public corporations with the aim of making them self-sufficient and not reliant on budgetary subsidies from the Commonwealth; Commonwealth Office of Management and Budget spending controls; and improving government efficiency.

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  Budget for Fiscal Year 2013. The enacted budget for fiscal year 2013 provided for total resources of $15.6 billion, of which $9.1 billion were General Fund resources. Of these resources, $8.5 billion came from internal sources including $2.1 billion from personal income taxes, $1.6 billion from corporate income taxes, and $691 million from sales and use taxes. The 2013 budget provided for total expenditures of $15.6 billion, of which $9.1 billion corresponded to the General Fund. For fiscal year 2013, major appropriations from the General Fund included over $3.1 billion for education programs, $1.3 billion for health services and $1.5 billion for public safety and protection. Proceeds from COFINA bonds totaling approximately $332.7 million were used to bridge the gap between General Fund resources and expenditures.

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   Budget for Fiscal Year 2014. The 2014 budget provides for total resources of nearly $16 billion, of which approximately $9.8 billion are General Fund resources. These General Funds resources include $245 million in deficit financing.

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  The most significant differences between thebudgets for fiscal years 2014 and 2013 arise primarily from the projected collections from Sales Tax (up $280.0 million, attributable mainly to the elimination of certain Sales Tax exemptions), corporate income tax (up $466.0 million), withholding taxes on non-residents (down $122.0 million), alcoholic beverage taxes (down $6.0 million), excise taxes (up $238.0 million), and personal income taxes (down $19.0 million).

  The budget for fiscal year 2014 provides for total expenditures of approximately $16 billion (of which nearly $9.8 billion correspond to the General Fund), consisting of $4.6 billion for education, $3.1 billion for welfare, $1.7 billion for public safety and protection, and $6.6 billion for other expenses, expecting a $159 million year-end balance. The increase in proposed budget General Fund expenses for fiscal year 2014 totals $688 million. The main drivers of this increase are incremental debt service, additional contributions to government employee retirement systems, increases in funding for the University of Puerto Rico; and an increase in the budget of the Department of Education, which operated partially during fiscal year 2013 with a non-recurring, carry-forward surplus reserve from prior fiscal years.

  Public Sector Debt. The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue. Section 2 of Article VI of the Constitution of the Commonwealth provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued that is payable in any fiscal year, together with any amount paid by the Commonwealth in the fiscal year preceding the fiscal year of such proposed issuance on account of bonds or notes guaranteed by the Commonwealth, exceed 15% of the average annual revenues raised under the provisions of Commonwealth legislation and deposited into the treasury in the two fiscal years preceding the fiscal year of such proposed issuance. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded through payments by the Commonwealth on such guaranteed debt. Annual debt service payments on bonds guaranteed by the Commonwealth are not included in the calculation of the 15% debt limitation. In the event any of the public corporations issuers of guaranteed bonds are unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund, and such debt service would be included in the calculation of the 15% constitutional debt limitation. The Commonwealth's policy has been and continues to be to manage such debt within the constitutional limitation. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products.

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   Commonwealth Debt. As of June 30, 2013, the Commonwealth had approximately $70.04 billion in public-sector debt outstanding, of which approximately $20.28 billion was related to the Commonwealth's General Fund. Public-sector debt is primarily payable from Commonwealth or municipal taxes, Commonwealth appropriations and rates charged by public corporations for services or products, as well as debt payable from other sources. As a result of the Commonwealth's outstanding general obligation bonds, appropriation bonds and certain other guaranteed debt, the Commonwealth is expected to incur debt service requirements of $1.16 billion in fiscal year 2013, $1.16 billion in fiscal year 2014, and $1.22 billion in fiscal year 2015. These figures may not represent the amount appropriated for debt service by the Commonwealth in a given year.

  Retirement Systems. Substantially all of the public employees of the Commonwealth and its instrumentalities are covered by five retirement systems: the Employees Retirement System of the Government of the Commonwealth (the Employees Retirement System), the Puerto Rico System of Annuities and Pensions for Teachers (the Teachers Retirement System), the Commonwealth Judiciary Retirement System (the Judiciary Retirement System), the Retirement System of the University of Puerto Rico (the University Retirement System) and the Employees Retirement System of Puerto Rico Electric Power Authority (the Electric Power Authority Retirement System). The Employees Retirement System and the Teachers Retirement System are the largest plans, both in number of active members and retirees and in the amount of their actuarial accrued liabilities.

  The University Retirement System and the Electric Power Authority Retirement System cover employees of the University of Puerto Rico and Electric Power Authority, respectively, and are funded by those public corporations from their revenues. Although the Commonwealth is not required to contribute directly to those two systems, a large portion of the University's revenues is derived from legally mandated legislative appropriations.

  As of June 30, 2013, the total number of participants in the three government retirement systems funded principally with government appropriations was as follows: Employees Retirement System, 260,497; Teachers Retirement System, 80,707; and Judiciary Retirement System, 818. The three systems are funded principally by contributions made by employers (the Commonwealth, public corporations, and municipalities) and employees, as well as investment income. The Commonwealth central government is responsible for approximately 59% of total employer contributions to the Employees Retirement System, and the other 41% is the responsibility of public corporations and municipalities. The Commonwealth central government is also responsible for 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively.

   One of the challenges every administration has faced during the past 20 years is how to address the growing unfunded pension benefit obligations and funding shortfalls of the three government retirement systems (the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System) that are funded principally with budget appropriations from the Commonwealth's General Fund. As of June 30, 2012, the date of the latest actuarial valuations of the retirement systems, the unfunded actuarial accrued liability (including basic and system administered benefits) for the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System was $26.4 billion, $10.3 billion and $358 million, respectively, and the funded ratios were 4.5%, 17.0% and 14.1%, respectively.

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  On April 4, 2013, the Commonwealth enacted comprehensive reforms of the Employees Retirement System, the largest of the three public retirement funds funded primarily with budget appropriations from the General Fund. The reforms adopted in this legislation include (i) freezing and grandfathering of benefits that accrued prior to July 1, 2013; (ii) amending of the formulas used to calculate retirement benefits; (iii) adoption of a system of paying benefits in the form of a lifetime annuity, rather than a lump sum; (iv) elimination of "merit pensions," which provide more extensive benefits to employees with a certain number of years of service; (v) increasing the retirement age for certain classes of participants; (vi) increasing employee contributions; (vii) elimination or reduction of various benefits granted by special laws; (viii) increasing the minimum monthly pension for existing retirees; and (ix) elimination or modification of other benefits, including disability and survivor benefits. The constitutionality of these reforms was upheld by the Puerto Rico Supreme Court after it was challenged in several lawsuits brought by participants of the Employees Retirement System.

  The Commonwealth also enacted legislation that provides for incremental annual contributions from employers (including municipalities and certain public corporations), beginning in fiscal year 2014 and up to fiscal year 2033. These contributions, the levels of which will be determined on an annual basis, will supplement the statutory rates of employer contributions adopted in 2011.

  Enactment of these reforms has improved the outlook of the Employees Retirement System. Prior to enactment, it was projected that the Employees Retirement System's assets would have been depleted by fiscal year 2019, with an average annual cash funding shortfall of $905 million between fiscal year 2019 and fiscal year 2043. Based on current census data, expectations of market conditions, and other actuarial information, the Commonwealth believes that these reforms should improve the outlook of the Employees Retirement System's current and future obligations.

  As a result of the 2013 reforms, the Employees Retirement System is expected to experience decreasing funding shortfalls over the coming years. The funding shortfall for the Employees Retirement System is expected to be $806 million in fiscal year 2013. In fiscal year 2014, during which the 2013 reforms will take effect, the funding shortfall is expected to be $524 million.

  The 2013 reforms do not address the underfunding of the Teachers Retirement System or the Judiciary Retirement System, though the Commonwealth is evaluating options for addressing the funding shortfall of the Teachers RetirementSystem. Based on current employer and member contributions to these two systems, the unfunded actuarial accrued liability will continue to increase significantly, with a corresponding decrease in the funded ratio. The current annual contributions are not sufficient to fund pension benefits, and thus, are also insufficient to amortize the unfunded actuarial accrued liability. Because annual benefit payments and administrative expenses of the retirement systems have been significantly larger than annual employer and member contributions, the retirement systems have been forced to use investment income, borrowings and sale of investment portfolio assets to cover funding shortfalls. The funding shortfall (basic system benefits, administrative expenses and debt service in excess of contributions) for fiscal year 2013 for the Teachers Retirement System and the Judiciary Retirement System is expected to be approximately $334 million and $9 million, respectively. For fiscal year 2014, the funding shortfall is expected to be $331  million and $10 million, respectively. The assets of the Teachers Retirement System and Judiciary Retirement System are expected to continue to decline.

  Based on the assumptions used in the latest actuarial valuations, including the expected continued funding shortfalls: (i) the Teachers Retirement System would deplete its net and gross assets by fiscal year 2021; and (ii) the Judiciary Retirement System would deplete its net and gross assets by fiscal year 2019. The years for actual depletion of the assets could vary depending on how actual results differ from the assumptions used in the actuarial valuations, as well as based on any future changes to the contribution and benefits structures of the retirement systems.

  Since the Commonwealth and other participating employers (such as municipalities and participating public corporations) are ultimately responsible for any funding deficiency in the three retirement systems, the depletion of the assets available to cover retirement benefits will require the Commonwealth and other participating employers to cover annual funding deficiencies. It is estimated that the Commonwealth would be responsible for approximately 74% of the combined annual funding deficiency of the three retirement systems, with the balance being the responsibility of the municipalities and participating public corporations.

  The Commonwealth also provides non-pension post-employment benefits that consist of a medical insurance plan contribution. These benefits, which amounted to $250 million for fiscal year 2012 and $257 million for fiscal year 2013, are funded on a pay-as-you-go basis from the General Fund and are valued using actuarial principles similar to the way pension benefits are calculated. Based on the latest actuarial valuations, as of June 30, 2012, the aggregate unfunded actuarial accrued liability of these benefits for the three retirement systems was $2.9 billion.

  Failure to further address the retirement systems' funding deficiencies, the continued use of investment assets to pay benefits as a result of funding shortfalls, and the resulting depletion of assets could adversely affect the ability of the retirement systems to meet the rates of return assumed in the actuarial valuations, which could in turn result in an earlier depletion of the retirement systems' assets and a significant increase in the unfunded actuarial accrued liability.

  Litigation. The Commonwealth and its officers and employees are parties to numerous legal proceedings, many of which normally occur in government operations. In addition, the Commonwealth is involved in certain other legal proceedings (described in the Commonwealth's recent Official Statements) that, if decided against the Commonwealth, might require the Commonwealth to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the Commonwealth to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments. However, the Commonwealth estimates its total exposure for pending and threatened litigation, if decided against the Commonwealth, to be approximately $2.7 billion.

  The Commonwealth is a defendant in two lawsuits (one in a local court and one in federal court) brought by certain Federally Qualified Health Centers ("FQHC") seeking to recover nearly $800 million in Medicaid wraparound payments that the Commonwealth failed to make. After several appeals, five judgments have been entered totaling approximately $110.38 million in favor of 16 FQHCs and $1.33 million owed to the Commonwealth by one of the FQHCs. One judgment is still pending appeal. With respect to the federal case, litigation is ongoing. As of June 30, 2013, the Commonwealth estimated its exposure from this legal contingency could be $650 million if a final judgment is entered against the Commonwealth.

  The Commonwealth is also a defendant in a class-action lawsuit initiated in 1980 by parents of special-education students, alleging that the Commonwealth failed to provide legally required special education services. Since 2002, the Commonwealth has been subject to daily fines arising from its noncompliance. Individual claims for damages are still pending. As of June 30, 2013, the Commonwealth estimated its exposure from this legal contingency could be $650 million if a final judgment is entered against the Commonwealth.

  Municipal Downgrades and Insolvency. Municipal bonds may be more susceptible to being downgraded, and issuers of municipal bonds may be more susceptible to default and insolvency, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending, and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of a fund's investments.

  Recent downgrades of certain municipal securities insurers have negatively impacted the price of certain insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims. Certain municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates, which may reduce revenues available for municipal issuers to pay existing obligations. Should the Commonwealth, its localities, their political subdivisions, instrumentalities or authorities fail to sell bonds at anticipated times or rates, these issuers could experience significantly increased costs and weaker overall cash positions, which could jeopardize their ability make required payments on their outstanding debt obligations.

  Bond Ratings. As of October 28, 2013, Moody's Investor Services, Inc. assigned Puerto Rico's general obligation debt a rating of "Baa3" with a negative outlook.

  As of October 28, 2013, Standard & Poor's Rating Services assigned Puerto Rico's general obligation debt a rating of "BBB-" with a negative outlook.

  As of October 28, 2013, Fitch, Inc. assigned Puerto Rico's general obligation debt a rating of "BBB-" with a negative outlook.

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  Each such rating reflects only the views of the respective rating agency and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if in the judgment of such rating agency circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the bonds.

  PORTFOLIO TRANSACTIONS

  Orders for the purchase or sale of portfolio securities are placed on behalf of a fund by FMR pursuant to authority contained in the management contract. To the extent that FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section.

  FMR or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

  A fund will not incur any commissions or sales charges when it invests in shares of open-end investment companies (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

  Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

  Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by a fund for any fixed-income security, the price paid by a fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

  The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of each fund. The Trustees also review the compensation paid by each fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

  FMR.

  The Selection of Securities Brokers and Dealers

  FMR or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) with which to place a fund's portfolio securities transactions. In selecting securities brokers, including affiliates of FMR, to execute a fund's portfolio securities transactions, FMR or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FMR's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, FMR or its affiliates may choose to execute an order using ECNs, including algorithmic trading, crossing networks, direct market access and program trading, or by actively working an order. Other possibly relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with FMR or its affiliates; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

  The trading desks through which FMR or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.

  In seeking best qualitative execution for portfolio securities transactions, FMR or its affiliates may select a broker that uses a trading method, including algorithmic trading, for which the broker may charge a higher commission than its lowest available commission rate. FMR or its affiliates also may select a broker that charges more than the lowest available commission rate available from another broker. FMR or its affiliates may execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of FMR or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM. FMR or its affiliates may choose to execute futures transactions electronically.

  FMR may enter into trading services agreements with its affiliates to facilitate transactions in non-United States markets.

  The Acquisition of Brokerage and Research Products and Services

  Brokers (who are not affiliates of FMR) that execute transactions for a fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FMR or its affiliates.

  Research Products and Services. These products and services may include, when permissible under applicable law: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FMR or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement FMR's or its affiliates' own research activities in providing investment advice to the funds.

  Execution Services. In addition, brokerage and research products and services may include, when permissible under applicable law, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

  Mixed-Use Products and Services. Although FMR or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services, they may use commission dollars to obtain certain products or services that are not used exclusively in FMR's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FMR or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

  Benefit to FMR. FMR's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. To minimize the potential for conflicts of interest, the trading desks through which FMR or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities. Furthermore, certain of the brokerage and research products and services that FMR or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to FMR or its affiliates or have no explicit cost associated with them. In addition, FMR or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.

  FMR's Decision-Making Process. In connection with the allocation of fund brokerage, FMR or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to FMR or its affiliates, viewed in terms of the particular transaction for a fund or FMR's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which FMR or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with a fund's brokerage may not benefit the fund. While FMR or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FMR, its affiliates, nor the funds incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist FMR or its affiliates in terms of their overall investment responsibilities to a fund or any other investment companies and investment accounts for which FMR or its affiliates have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FMR or its affiliates.

  Research Contracts. FMR or its affiliates have arrangements with certain third-party research providers and brokers through whom FMR or its affiliates effect fund trades, whereby FMR or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FMR or its affiliates may still cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FMR or its affiliates, or that may be available from another broker. FMR or its affiliates view hard dollar payments for research products and services as likely to reduce a fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and used to pay fund expenses, as described below, will decrease. FMR's or its affiliates' determination to pay for research products and services separately, rather than bundled with fund commissions, is wholly voluntary on FMR's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

  Commission Recapture

  FMR or its affiliates may allocate brokerage transactions to brokers (who are not affiliates of FMR) who have entered into arrangements with FMR or its affiliates under which the broker, using a predetermined methodology, rebates a portion of the compensation paid by a fund to offset that fund's expenses. Not all brokers with whom a fund trades have been asked to participate in brokerage commission recapture.

  Affiliated Transactions

  FMR or its affiliates may place trades with certain brokers, including National Financial Services LLC (NFS), with whom they are under common control, provided FMR or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. In addition, FMR or its affiliates may place trades with brokers that use NFS as a clearing agent.

  The Trustees of each fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

  Non-U.S. Securities Transactions

  To facilitate trade settlement and related activities in non-United States securities transactions, FMR or its affiliates may effect spot foreign currency transactions with foreign currency dealers.

  Trade Allocation

  Although the Trustees and officers of each fund are substantially the same as those of certain other Fidelity funds, investment decisions for each fund are made independently from those of other Fidelity funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

  When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by FMR to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

  Fidelity Investments Money Management, Inc. (FIMM).

  The Selection of Securities Brokers and Dealers

  FIMM or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) with which to place a fund's portfolio securities transactions. In selecting securities brokers, including affiliates of FIMM, to execute a fund's portfolio securities transactions, FIMM or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FIMM's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager. Based on the factors considered, FIMM or its affiliates may choose to execute an order by using an electronic trading platform or by calling one or more dealers. Other possibly relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity provided by individual brokers; the reliability of a broker; the broker's overall trading relationship with FIMM or its affiliates; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

  The trading desks through which FIMM or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.

  FIMM may enter into trading services agreements with FMR or its affiliates to facilitate transactions in non-United States markets.

  The Acquisition of Brokerage and Research Products and Services

  Brokers (who are not affiliates of FIMM) that execute transactions for a fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FIMM or its affiliates.

  Research Products and Services. These products and services may include, when permissible under applicable law: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FIMM or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement FIMM's or its affiliates' own research activities in providing investment advice to the funds.

  Execution Services. In addition, brokerage and research products and services may include, when permissible under applicable law, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

  Mixed-Use Products and Services. Although FIMM or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services, they may use commission dollars to obtain certain products or services that are not used exclusively in FIMM's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FIMM or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

  Benefit to FIMM. FIMM's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. To minimize the potential for conflicts of interest, the trading desks through which FIMM or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities. Furthermore, certain of the brokerage and research products and services FIMM or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to FIMM or its affiliates or have no explicit cost associated with them. In addition, FIMM or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.

  FIMM's Decision-Making Process. In connection with the allocation of fund brokerage, FIMM or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to FIMM or its affiliates, viewed in terms of the particular transaction for a fund or FIMM's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which FIMM or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with a fund's brokerage may not benefit the fund. While FIMM or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FIMM, its affiliates, nor the funds incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist FIMM or its affiliates in terms of their overall investment responsibilities to a fund or any other investment companies and investment accounts for which FIMM or its affiliates have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FIMM or its affiliates.

  Research Contracts. FIMM or its affiliates have arrangements with certain third-party research providers and brokers through whom FIMM or its affiliates effect fund trades, whereby FIMM or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FIMM or its affiliates may still cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FIMM or its affiliates, or that may be available from another broker. FIMM or its affiliates view hard dollar payments for research products and services as likely to reduce a fund's total commission costs. FIMM's or its affiliates' determination to pay for research products and services separately, rather than bundled with fund commissions, is wholly voluntary on FIMM's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

  Affiliated Transactions

  FIMM or its affiliates may place trades with certain brokers, including NFS, with whom they are under common control, provided FIMM or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. In addition, FIMM or its affiliates may place trades with brokers that use NFS as a clearing agent.

  The Trustees of each fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

  Non-U.S. Securities Transactions

  To facilitate trade settlement and related activities in non-United States securities transactions, FMR or its affiliates may effect spot foreign currency transactions with foreign currency dealers.

  Trade Allocation

  Although the Trustees and officers of each fund are substantially the same as those of certain other Fidelity funds, investment decisions for each fund are made independently from those of other Fidelity funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

  When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by FIMM to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

  Commissions Paid

  A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

  For the fiscal periods ended December 31, 2013 and 2012, the portfolio turnover rates were 17% and 14%, respectively, for Fidelity Ohio Municipal Income Fund. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in FMR's investment outlook.

  For the fiscal years ended December 31, 2013, 2012, and 2011, each fund paid no brokerage commissions.

  During the fiscal year ended December 31, 2013, each fund paid no brokerage commissions to firms for providing research or brokerage services.

  During the twelve-month period ended September 30, 2013, each fund did not allocate brokerage commissions to firms for providing research or brokerage services.

  VALUATION

   NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

  The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation oversight responsibilities to FMR. FMR has established the FMR Fair Value Committee (FMR Committee) to fulfill these oversight responsibilities.

  Municipal Bond Fund.

  Shares of open-end investment companies (including any underlying central funds) held by a fund are valued at their respective NAVs.

  Portfolio securities and assets held by an underlying money market central fund are valued on the basis of amortized cost, which is described below. Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying non-money market central fund, are valued as follows:

  If quotations are not available, debt securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

  Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

  Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. FMR engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

  Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the FMR Committee, are deemed unreliable will be fair valued in good faith by the FMR Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the FMR Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the FMR Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the FMR Committee may consider factors including price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

  Money Market Fund.

  Shares of open-end investment companies (including any underlying money market central funds) held by a fund are valued at their respective NAVs.

  Other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying money market central fund, are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a fund would receive if it sold the instrument.

  At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from a fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

  BUYING, SELLING, AND EXCHANGING INFORMATION

  A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

  Each fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

  DISTRIBUTIONS AND TAXES

  Dividends. To the extent that each fund's income is reported in a written statement to shareholders as federally tax-exempt interest, the dividends declared by the fund will be federally tax-exempt, provided that the fund qualifies to pay tax-exempt dividends. In order to qualify to pay tax-exempt dividends, at least 50% of the value of the fund's total assets (including uninvested assets) must consist of tax-exempt municipal securities at the close of each quarter of the fund's taxable year. Short-term capital gains are taxable at ordinary income tax rates.

  Generally, each fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither FMR nor the funds guarantee that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued and you may need to file an amended income tax return. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

  Interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

  A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.

  Ohio Tax Matters. Under current Ohio law, distributions with respect to the shares of the Ohio Municipal Money Market Fund or the Ohio Municipal Income Fund (each an "Ohio Fund") ("Distributions"), to the extent that such Distributions are properly attributable to interest on, or gain on the sale, exchange, or other disposition of, obligations issued by or on behalf of the State of Ohio or its political subdivisions, or the agencies or instrumentalities thereof ("Ohio Obligations"), are exempt from all Ohio state and local taxation, except the estate tax, the domestic insurance company tax, the dealers in intangibles tax, the tax levied on the basis of the total equity capital of financial institutions, and the net worth basis of the corporate franchise tax.  Moreover, Distributions that consist of interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, and municipal and school district income taxes in Ohio.  The foregoing conclusions regarding Ohio state and local taxation are based on the assumption that each Ohio Fund will continue to qualify as a regulated investment company under the Internal Revenue Code and that at all times at least 50% of the value of total assets of each Ohio Fund will consist of Ohio Obligations or similar obligations of other states or their subdivisions.

  Capital Gain Distributions. Each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains. Fidelity Ohio Municipal Money Market Fund may distribute any net realized capital gains once a year or more often (as legally permissible), as necessary.

  Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by a fund with respect to foreign securities held directly by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by a fund.

  Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

  Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

  TRUSTEES AND OFFICERS

  The Trustees and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Elizabeth S. Acton and James C. Curvey, each of the Trustees oversees 223 funds. Ms. Acton oversees 205 funds. Mr. Curvey oversees 396 funds.

  The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

  Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

  In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

  Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

  Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

  The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

  Interested Trustees*:

  Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007 Trustee

  Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

  Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President of FMR LLC (2013-present), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

  * Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

  + The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

  Independent Trustees:

  Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013 Trustee

  Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

  Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Barnabas Health Care System. Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

  Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

  Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

  Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

  Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

  Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

Kenneth L. Wolfe (1939)
Year of Election or Appointment: 2005 Trustee

  Mr. Wolfe also serves as Trustee of other Fidelity funds. Prior to his retirement, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer (1994-2001) of Hershey Foods Corporation. He also served as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (personal care products, 2004-2009). Mr. Wolfe previously served as Chairman of the Independent Trustees of other Fidelity funds (2008-2012).

  + The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

   Officers:

  Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

  Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Robert P. Brown (1963)
Year of Election or Appointment: 2012 Vice President of Fidelity's Bond Funds

  Mr. Brown also serves as Vice President of other funds. Mr. Brown serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2010-present), President, Bond Group of FMR (2011-present), Director and Managing Director, Research of Fidelity Management & Research (U.K.) Inc. (2008-present), and is an employee of Fidelity Investments. Previously, Mr. Brown served as President, Money Market Group of FMR (2010-2011) and Vice President of Fidelity's Money Market Funds (2010-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

  Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

  Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

  Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

  Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

  Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

  Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Charles S. Morrison (1960)
Year of Election or Appointment: 2012 Vice President

  Mr. Morrison also serves as Vice President of other funds. He serves as President, Fixed Income and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Fixed Income Division.

Nancy D. Prior (1967)
Year of Election or Appointment: 2012 Vice President of Fidelity's Money Market Funds

  Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President, Money Market Group of FMR (2011-present) and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

  Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

  Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

  Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

  Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

  Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
	Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

  Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

  Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

  Standing Committees of the Funds' Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has three standing committees. The members of each committee are Independent Trustees.

  The Operations Committee is composed of all of the Independent Trustees, with Mr. Gamper currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' CCO. The committee (i) serves as the primary point of contact for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended December 31, 2013, the committee held 18 meetings.

  The Audit Committee is composed of all of the Independent Trustees, with Mr. Keyes currently serving as Chair. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair. The committee meets separately at least annually with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, and with the funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process, will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds' financial statements. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended December 31, 2013, the committee held four meetings.

  The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Johnson currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal year ended December 31, 2013, the committee held three meetings.

  The Governance and Nominating Committee is composed of Mr. Gamper (Chair), Ms. Knowles (Vice Chair), and Mr. Johnson. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended December 31, 2013, the committee held eight meetings.

  The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2013.

  Interested Trustees

DOLLAR RANGE OF FUND SHARES	Abigail P. Johnson	James C. Curvey
Fidelity Ohio Municipal Income Fund	none	none
Fidelity Ohio Municipal Money Market Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000
  Independent Trustees

DOLLAR RANGE OF FUND SHARES	Elizabeth S. Acton	Albert R. Gamper, Jr.	Robert F. Gartland	Arthur E. Johnson
Fidelity Ohio Municipal Income Fund	none	none	none	none
Fidelity Ohio Municipal Money Market Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	none
DOLLAR RANGE OF FUND SHARES	Michael E. Kenneally	James H. Keyes	Marie L. Knowles	Kenneth L. Wolfe
Fidelity Ohio Municipal Income Fund	none	none	none	none
Fidelity Ohio Municipal Money Market Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000


  The following table sets forth information describing the compensation of each Trustee for his or her services for the fiscal year ended December 31, 2013.

  Compensation Table1

AGGREGATE COMPENSATION FROM A FUND	Elizabeth S. Acton	Albert R. Gamper, Jr.	Robert F. Gartland	Arthur E. Johnson

Fidelity Ohio Municipal Income Fund	$ 263	$ 324	$ 264	$ 266

Fidelity Ohio Municipal Money Market Fund	$ 538	$ 664	$ 540	$ 544

TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 391,500	$ 483,000	$ 393,000	$ 395,500

AGGREGATE COMPENSATION FROM A FUND	Michael E. Kenneally	James H. Keyes	Marie L. Knowles	Kenneth L. Wolfe

Fidelity Ohio Municipal Income Fund	$ 261	$ 281	$ 296	$ 261

Fidelity Ohio Municipal Money Market Fund	$ 535	$ 576	$ 607	$ 535

TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 389,000	$ 419,000	$ 441,750	$ 389,000

  1 Abigail P. Johnson and James C. Curvey are interested persons and are compensated by Fidelity.


  A Reflects compensation received for the calendar year ended December 31, 2013 for 223 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts deferred at the election of Trustees. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Robert F. Gartland, $180,000; and Michael E. Kenneally, $120,000.

  As of December 31, 2013, the Trustees and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

  As of December 31, 2013, the following owned of record and/or beneficially 5% or more of the outstanding shares of a fund:

Fund Name	Owner Name	City	State	Ownership %
Fidelity Ohio Municipal Income Fund	Huntington Banks	Columbus	OH	6.37%


  CONTROL OF INVESTMENT ADVISERS

  FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FIMM, Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Inc. (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Abigail P. Johnson family, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

  At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

  FMR, FIMM, FMR U.K., FMR H.K., FMR Japan, FDC, and the funds have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

  MANAGEMENT CONTRACTS

  Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

  Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

  In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

  Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

  Management Fees. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

  The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts. For this purpose, the monthly average net assets of any registered investment companies with which FMR previously had management contracts but that currently have management contracts with Fidelity SelectCo, LLC are included.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$ 1 billion	.3700%
3	-		6.3400	50.2188
6	-		9.3100	100.1869
9	-		12.2800	150.1736
12	-		15.2500	200.1652
15	-		18.2200	250.1587
18	-		21.2000	300.1536
21	-		24.1900	350.1494
24	-		30.1800	400.1459
30	-		36.1750	450.1427
36	-		42.1700	500.1399
42	-		48.1650	550.1372
48	-		66.1600	600.1349
66	-		84.1550	650.1328
84	-		120.1500	700.1309
120	-		156.1450	750.1291
156	-		192.1400	800.1275
192	-		228.1350	850.1260
228	-		264.1300	900.1246
264	-		300.1275	950.1233
300	-		336.1250	1,000.1220
336	-		372.1225	1,050.1209
372	-		408.1200	1,100.1197
408	-		444.1175	1,150.1187
444	-		480.1150	1,200.1177
480	-		516.1125	1,250.1167
516	-		587.1100	1,300.1158
587	-		646.1080	1,350.1149
646	-		711.1060	1,400.1141
711	-		782.1040	1,450.1132
782	-		860.1020	1,500.1125
860	-		946.1000	1,550.1117
946	-		1,041.0980	1,600.1110
1,041	-		1,145.0960	1,650.1103
1,145	-		1,260.0940	1,700.1096
1,260	-		1,386.0920	1,750.1089
1,386	-		1,525.0900	1,800.1083
1,525	-		1,677.0880	1,850.1077
1,677	-		1,845.0860	1,900.1070
Over			1,845.0840	1,950.1065
				2,000.1059

  The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,545 billion of group net assets - the approximate level for December 2013 - was 0.1118%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,545 billion.

  Each fund's individual fund fee rate is 0.25%. Based on the average group net assets for December 2013, each fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Fidelity Ohio Municipal Income Fund	0.1118%	+	0.2500%	=	0.3618%
Fidelity Ohio Municipal Money Market Fund	0.1118%	+	0.2500%	=	0.3618%

  One-twelfth of the management fee rate is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.

  The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years.

Fund	Fiscal Years Ended December 30	Management Fees Paid to FMR
Fidelity Ohio Municipal Income Fund	2013	$ 2,194,559
	2012	$ 2,213,749
	2011	$ 1,918,026
Fidelity Ohio Municipal Money Market Fund	2013	$ 4,589,718
	2012	$ 3,978,845
	2011	$ 3,671,045


  FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

  Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

  Sub-Adviser - FIMM. On behalf of each fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has day-to-day responsibility for choosing investments for each fund. Under the terms of the sub-advisory agreements for each fund, FMR, and not the funds, pays FIMM's fees.

  Sub-Advisers - FMR U.K., FMR H.K., and FMR Japan. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR H.K., and FMR Japan. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR, and not the funds, pays the sub-advisers.

  Jamie Pagliocco is the portfolio manager of Fidelity Ohio Municipal Income Fund and receives compensation for his services. As of December 31, 2013, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

  The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group, if applicable, assigned to each fund or account, and (ii) the investment performance of other FMR municipal bond funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index and rolling periods of up to ten years for the comparison to a peer group, if applicable. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of Fidelity Ohio Municipal Income Fund is based on the fund's pre-tax investment performance measured against the Barclays® Ohio 4+ Year Enhanced Modified Municipal Bond Index and the fund's pre-tax investment performance within the LipperSM Ohio Municipal Debt Funds. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

  The portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

  The following table provides information relating to other accounts managed by Mr. Pagliocco as of December 31, 2013:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	15	none	2
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 21,042	none	$ 971
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

  * Includes Fidelity Ohio Municipal Income Fund ($535 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

  As of December 31, 2013, the dollar range of shares of Fidelity Ohio Municipal Income Fund beneficially owned by Mr. Pagliocco was none.

  PROXY VOTING GUIDELINES

  The following Proxy Voting Guidelines were established by the Board of Trustees of the Fidelity funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the Independent Trustees of the Fidelity funds, and, accordingly, are subject to change.)

  I. General Principles

  A. Voting of shares will be conducted in a manner consistent with the best interests of Fidelity Fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

  B. FMR Investment Proxy Research votes proxies. Like other Fidelity employees, Investment Proxy Research employees have a fiduciary duty to never place their own personal interest ahead of the interests of Fidelity Fund shareholders, and are instructed to avoid actual and apparent conflicts of interest. In the event of a conflict of interest, Investment Proxy Research employees, like other Fidelity employees, will escalate to their managers or the Ethics Office, as appropriate, in accordance with Fidelity's corporate policy on conflicts of interest. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely on the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

  C. Except as set forth herein, FMR will generally vote in favor of routine management proposals.

  D. Non-routine proposals will generally be voted in accordance with the Guidelines.

  E. Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by an attorney within FMR's General Counsel's office and a member of senior management within FMR Investment Proxy Research. A significant pattern of such proposals or other special circumstances will be referred to the appropriate Fidelity Fund Board Committee or its designee.

  F. FMR will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal's likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, FMR will generally abstain.

  G. Many Fidelity Funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, FMR will generally evaluate proposals in the context of the Guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

  H. In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, FMR will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FMR will generally not vote proxies in order to safeguard fund holdings information.

  I. Where a management-sponsored proposal is inconsistent with the Guidelines, FMR may receive a company's commitment to modify the proposal or its practice to conform to the Guidelines, and FMR will generally support management based on this commitment. If a company subsequently does not abide by its commitment, FMR will generally withhold authority for the election of directors at the next election.

  II. Definitions (as used in this document)

  A. Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; provisions restricting the right of shareholders to set board size; and any other provision that eliminates or limits shareholder rights.

  B. Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

  C. Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

  D. Sunset Provision - a condition in a charter or plan that specifies an expiration date.

  E. Permitted Bid Feature - a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

  F. Poison Pill - a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

  G. Large-Capitalization Company - a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

  H. Small-Capitalization Company - a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

  I. Micro-Capitalization Company - a company with a market capitalization under US $300 million.

  J. Evergreen Provision - a feature which provides for an automatic increase in the shares available for grant under an equity award plan on a regular basis.

  III. Directors

  A. Incumbent Directors

  FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. FMR will also generally withhold authority for the election of all directors or directors on responsible committees if:

  1. An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

  With respect to Poison Pills, however, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

  a. The Poison Pill includes a Sunset Provision of less than five years;

  b. The Poison Pill includes a Permitted Bid Feature;

  c. The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

  d. Shareholder approval is required to reinstate the Poison Pill upon expiration.

  FMR will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

  2. The company refuses, upon request by FMR, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

  3. Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

  4. Executive compensation appears misaligned with shareholder interests or otherwise problematic, taking into account such factors as: (i) whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether, in the case of stock awards, the restriction period was less than three years for non-performance-based awards, and less than one year for performance-based awards; (iv) whether the compensation committee has lapsed or waived equity vesting restrictions; and (v) whether the company has adopted or extended a Golden Parachute without shareholder approval.

  5. To gain FMR's support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

  6. The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

  7. The board is not composed of a majority of independent directors.

  B. Indemnification

  FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

  C. Independent Chairperson

  FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

  D. Majority Director Elections

  FMR will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FMR may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

  IV. Compensation

  A. Executive Compensation

  1. Advisory votes on executive compensation

  a. FMR will generally vote for proposals to ratify executive compensation unless such compensation appears misaligned with shareholder interests or otherwise problematic, taking into account such factors as, among other things, (i) whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether, in the case of stock awards, the restriction period was less than three years for non-performance-based awards, and less than one year for performance-based awards; (iv) whether the compensation committee has lapsed or waived equity vesting restriction; and (v) whether the company has adopted or extended a Golden Parachute without shareholder approval.

  b. FMR will generally vote against proposals to ratify Golden Parachutes.

  2. Frequency of advisory vote on executive compensation

  FMR will generally support annual advisory votes on executive compensation.

  B. Equity award plans (including stock options, restricted stock awards, and other stock awards).

  FMR will generally vote against equity award plans or amendments to authorize additional shares under such plans if:

  1. (a) The company's average three year burn rate is greater than 1.5% for a Large-Capitalization Company, 2.5% for a Small-Capitalization Company or 3.5% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the burn rate is acceptable.

  2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.

  3. The plan includes an Evergreen Provision.

  4. The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.

  C. Equity Exchanges and Repricing

  FMR will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

  1. Whether the proposal excludes senior management and directors;

  2. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

  3. The company's relative performance compared to other companies within the relevant industry or industries;

  4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

  5. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

  D. Employee Stock Purchase Plans

  FMR will generally vote in favor of employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

  E. Employee Stock Ownership Plans (ESOPs)

  FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

  F. Bonus Plans and Tax Deductibility Proposals

  FMR will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

  V. Anti-Takeover Provisions

  FMR will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

  A. The Poison Pill includes the following features:

  1. A Sunset Provision of no greater than five years;

  2. Linked to a business strategy that is expected to result in greater value for the shareholders;

  3. Requires shareholder approval to be reinstated upon expiration or if amended;

  4. Contains a Permitted Bid Feature; and

  5. Allows the Fidelity Funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

  B. An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

  C. It is a fair price amendment that considers a two-year price history or less.

  FMR will generally vote in favor of proposals to eliminate Anti-Takeover Provisions unless:

  D. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

  E. In the case of proposals regarding shareholders' rights to call special meetings, FMR generally will vote against each proposal if the threshold required to call a special meeting is less than 25% of the outstanding stock.

  F. In the case of proposals regarding shareholders' right to act by written consent, FMR will generally vote against each proposal if it does not include appropriate mechanisms for implementation including, among other things, that at least 25% of the outstanding stock request that the company establish a record date determining which shareholders are entitled to act and that consents be solicited from all shareholders.

  VI. Capital Structure/Incorporation

  A. Increases in Common Stock

  FMR will generally vote against a provision to increase a company's common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable.

  B. Reverse Stock Splits

  FMR will generally vote in favor of reverse stock splits as long as the post-split authorized shares is no greater than three times the post-split number of outstanding and scheduled to be issued shares, including stock awards, or in the case of real estate investment trusts the number of post-split authorized shares is not greater than five times the post-split number of outstanding and scheduled to be issued shares.

  C. New Classes of Shares

  FMR will generally vote against the introduction of new classes of stock with differential voting rights.

  D. Cumulative Voting Rights

  FMR will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

  E. Acquisition or Business Combination Statutes

  FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

  F. Incorporation or Reincorporation in Another State or Country

  FMR will generally vote for management proposals calling for, or recommending that, a portfolio company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. FMR will consider supporting such shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

  VII. Shares of Investment Companies

  A. When a Fidelity Fund invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, FMR will vote in the same proportion as all other voting shareholders of such underlying fund or class ("echo voting"). FMR may choose not to vote if "echo voting" is not operationally feasible.

  B. Certain Fidelity Funds may invest in shares of underlying Fidelity Funds that do not have public shareholders. For Fidelity Funds without public shareholders that are managed by FMR or an affiliate, FMR will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

  VIII. Other

  A. Voting Process

  FMR will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

  B. Regulated Industries

  Voting of shares in securities of any regulated industry (e.g. U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g. the Federal Reserve Board) for a determination under applicable law (e.g. federal banking law) that no fund or group of funds has acquired control of such organization.

  To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

  DISTRIBUTION SERVICES

  Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 100 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

  The Trustees have approved Distribution and Service Plans with respect to shares of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow shares of the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

  Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of Fidelity Ohio Municipal Income Fund and Fidelity Ohio Municipal Money Market Fund and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for shares of Fidelity Ohio Municipal Income Fund and Fidelity Ohio Municipal Money Market Fund.

  Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of the fund, additional sales of shares of the fund or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

  FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to intermediaries. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. FDC anticipates that payments will be made to over a hundred intermediaries, including some of the largest broker-dealers and other financial firms, and certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

  A fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this SAI for more information.

  If you have purchased shares of a fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

  Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

  TRANSFER AND SERVICE AGENT AGREEMENTS

  Each fund has entered into a transfer agent agreement with Citibank, N.A. (Citibank), which is located at 111 Wall Street, New York, New York. Under the terms of the agreements, Citibank provides transfer agency services. Citibank in turn has entered into sub-transfer agent agreements with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the sub-agreements, FIIOC performs all processing activities associated with providing these services and receives all related transfer agency fees paid to Citibank.

  For providing transfer agency services for Fidelity Ohio Municipal Income Fund and Fidelity Ohio Municipal Money Market Fund, FIIOC receives a position fee and an asset-based fee with respect to each position in a fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fee is billed monthly on a pro rata basis at one-twelfth of the applicable annual rate as of the end of each calendar month. The asset-based fee is calculated and paid monthly on the basis of average daily net assets.

  FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

  In addition, Citibank receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in certain funds of funds managed by an FMR affiliate, according to the percentage of the QTP's, or a fund of funds' assets that is invested in a fund.

  FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

  Many fund shares are owned by intermediaries for the benefit of their customers. Since a fund often does not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.

  Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the funds, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

  In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

  Each fund has also entered into a service agent agreement with Citibank. Under the terms of the agreements, Citibank provides pricing and bookkeeping services for each fund. Citibank in turn has entered into sub-service agent agreements with FSC, an affiliate of FMR. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for shares and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to Citibank.

  For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

  The annual rates for pricing and bookkeeping services for tax-free domestic fixed-income funds are 0.0259% of the first $500 million of average net assets, 0.0156% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

  The annual rates for pricing and bookkeeping services for money market funds are 0.0156% of the first $500 million of average net assets, 0.0078% of average net assets between $500 million and $10 billion, 0.0041% of average net assets between $10 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

  Pricing and bookkeeping fees paid by each fund to FSC for the past three fiscal years are shown in the following table.

Fund	2013	2012	2011
Fidelity Ohio Municipal Income Fund	$ 145,776	$ 146,039	$ 133,350
Fidelity Ohio Municipal Money Market Fund	$ 137,598	$ 123,968	$ 117,330

  DESCRIPTION OF THE TRUSTS

  Trust Organization. Fidelity Ohio Municipal Income Fund is a fund of Fidelity Municipal Trust, an open-end management investment company created under an initial declaration of trust dated June 22, 1984. Fidelity Ohio Municipal Money Market Fund is a fund of Fidelity Municipal Trust II, an open-end management investment company created under an initial trust instrument dated June 20, 1991. Currently, there are seven funds offered in Fidelity Municipal Trust: Fidelity Conservative Income Municipal Bond Fund, Fidelity Limited Term Municipal Income Fund, Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund, and Fidelity Pennsylvania Municipal Income Fund. Currently, there are three funds offered in Fidelity Municipal Trust II: Fidelity Michigan Municipal Money Market Fund, Fidelity Ohio Municipal Money Market Fund, and Fidelity Pennsylvania Municipal Money Market Fund. The Trustees are permitted to create additional funds in the trusts and to create additional classes of the funds.

  The assets of each trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds.

  Shareholder Liability - Massachusetts Trust. Fidelity Municipal Trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

  The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the Massachusetts trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Massachusetts trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the Massachusetts trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

  The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

  Shareholder Liability - Delaware Trust. Fidelity Municipal Trust II is a statutory trust organized under Delaware law. Delaware law provides that, except to the extent otherwise provided in the Trust Instrument, shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Delaware trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

  The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

  Voting Rights - Massachusetts Trust. The fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

  The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

  Fidelity Municipal Trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

  Voting Rights - Delaware Trust. The fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

  The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

  Fidelity Municipal Trust II or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

  Custodian. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. From time to time, subject to approval by a fund's Treasurer, Fidelity Ohio Municipal Income Fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

  FMR, its officers and directors, its affiliated companies, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of each fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

  Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for each fund and provides other audit, tax, and related services.

  FUND HOLDINGS INFORMATION

  Each fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.

  Fidelity Ohio Municipal Income Fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end).

  Fidelity Ohio Municipal Money Market Fund will provide a full list of holdings as of the last day of the previous month on www.fidelity.com. This information will be provided monthly by no later than the fifth business day of each month. The information will be available on the web site for a period of not less than six months.

  Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

  A full list of holdings may be obtained from a money market fund more frequently, including daily, upon request. A full list of a money market fund's holdings (as of the previous business day) may also be obtained on a continuous basis by submitting a standing request to the fund. A fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics, or holdings information with respect to a specific security or company. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. FMR reserves the right to refuse to fulfill any request for portfolio holdings information if it believes that providing such information may adversely affect the fund or its shareholders.

  The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: a fund's trustees; a fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

  Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR or its affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.

  At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); DocuLynx Inc. (full or partial holdings daily, on the next business day); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Barclays Capital Inc. (full holdings daily, on the next business day).

  FMR, its affiliates, or the funds will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the funds' SAI.

  There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

  FINANCIAL STATEMENTS

  Each fund's financial statements and financial highlights for the fiscal year ended December 31, 2013, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as central funds or other underlying funds) in which a fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

  APPENDIX

  Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2014 FMR LLC. All rights reserved.

  The third-party marks appearing above are the marks of their respective owners.

  Fidelity's Pennsylvania Municipal Funds

Fund	Ticker
Fidelity® Pennsylvania Municipal Income Fund	FPXTX
Fidelity Pennsylvania Municipal Money Market Fund	FPTXX

  Prospectus

  March 1, 2014



  Contents

Fund Summary	(Click Here)	Fidelity® Pennsylvania Municipal Income Fund
	(Click Here)	Fidelity Pennsylvania Municipal Money Market Fund
Fund Basics	(Click Here)	Investment Details
	(Click Here)	Valuing Shares
Shareholder Information	(Click Here)	Additional Information about the Purchase and Sale of Shares
	(Click Here)	Exchanging Shares
	(Click Here)	Features and Policies
	(Click Here)	Dividends and Capital Gain Distributions
	(Click Here)	Tax Consequences
Fund Services	(Click Here)	Fund Management
	182	Fund Distribution
Appendix	182	Financial Highlights
	185	Additional Index Information

  Prospectus

  Fund Summary

  Fund:
  Fidelity®Pennsylvania Municipal Income Fund

  Investment Objective

  The fund seeks as high a level of current income, exempt from federal income tax and Pennsylvania personal income tax, as is consistent with its investment characteristics.

  Fee Table

  The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)
Redemption fee on shares held less than 30 days (as a % of amount redeemed)	0.50%

  Annual operating expenses
  (expenses that you pay each year as a % of the value of your investment)

Management fee	0.36%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.13%
Total annual operating expenses	0.49%

  This example helps compare the cost of investing in the fund with the cost of investing in other funds.

  Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 50
3 years	$ 157
5 years	$ 274
10 years	$ 616

  Portfolio Turnover

  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 9% of the average value of its portfolio.

  Prospectus

  Fund Summary - continued

  Principal Investment Strategies

    Normally investing at least 80% of assets in investment-grade municipal securities whose interest is exempt from federal and Pennsylvania personal income taxes.
    Managing the fund to have similar overall interest rate risk to an index designed to represent Fidelity Management & Research Company (FMR)'s view of how the fund's competitive universe will perform over time.
    Allocating assets across different market sectors and maturities.
    Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
    Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.

  Principal Investment Risks

    Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
    Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
    Geographic Concentration. Unfavorable political or economic conditions within Pennsylvania can affect the credit quality of issuers located in that state.
    Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

  Performance

  The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

  Prospectus

  Visit www.fidelity.com for updated return information.

  Year-by-Year Returns

Calendar Years	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
	4.28%	2.70%	4.02%	3.94%	-0.77%	9.70%	2.02%	9.76%	7.13%	-2.50%



During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	4.81%	September 30, 2009
Lowest Quarter Return	-3.64%	December 31, 2010

  Average Annual Returns

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity Pennsylvania Municipal Income Fund
Return Before Taxes	-2.50%	5.11%	 3.96%
Return After Taxes on Distributions	-2.60%	5.06%	 3.90%
Return After Taxes on Distributions and Sale of Fund Shares	0.09%	4.86%	 3.96%
Barclays® Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-2.55%	5.89%	 4.29%
Barclays Pennsylvania Enhanced Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-1.91%	5.83%	 4.40%

  Investment Adviser

  FMR (the Adviser) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as sub-advisers for the fund.

  Portfolio Manager(s)

  Mark Sommer (portfolio manager) has managed the fund since June 2002.

  Purchase and Sale of Shares

  You may buy or sell shares through a Fidelity brokerage or mutual fund account, or through an investment professional. You may buy or sell shares in various ways:

Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail
Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118

  The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

  The price to sell one share  is its NAV, minus the short-term redemption fee, if applicable. Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable.

  The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$10,000

  The fund may waive or lower purchase minimums.

  Tax Information

  The fund seeks to earn income and pay dividends exempt from federal income tax and Pennsylvania personal income tax. A portion of the dividends you receive may be subject to federal, state, or local income tax and may also be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to the fund's sale of municipal bonds.

  Prospectus

  Payments to Broker-Dealers and Other Financial Intermediaries

  The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

  Prospectus

  Fund Summary

  Fund:
  Fidelity®Pennsylvania Municipal Money Market Fund

  Investment Objective

  The fund seeks as high a level of current income, exempt from federal income tax and Pennsylvania personal income tax, as is consistent with preservation of capital.

  Fee Table

  The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	None

  Annual operating expenses
  (expenses that you pay each year as a % of the value of your investment)

Management fee	0.50%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses	0.50%

  This example helps compare the cost of investing in the fund with the cost of investing in other funds.

  Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 51
3 years	$ 160
5 years	$ 280
10 years	$ 628

  Principal Investment Strategies

    Normally investing in municipal money market securities.
    Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal and Pennsylvania personal income taxes.

  Prospectus

    Potentially investing up to 20% of assets in municipal securities whose interest is subject to Pennsylvania personal income tax.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
    Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

  Principal Investment Risks

    Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
    Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
    Foreign Exposure. Entities providing credit support or a maturity-shortening structure that are located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
    Geographic Concentration. Unfavorable political or economic conditions within Pennsylvania can affect the credit quality of issuers located in that state.
    Issuer-Specific Changes. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  Performance

  The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year. Past performance is not an indication of future performance.

  Visit www.fidelity.com for updated return information.

  Prospectus

  Fund Summary - continued

  Year-by-Year Returns

Calendar Years	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
	0.81%	2.02%	3.05%	3.25%	1.85%	0.09%	0.01%	0.01%	0.01%	0.01%



During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	0.83%	June 30, 2007
Lowest Quarter Return	0.00%	March 31, 2011

  Average Annual Returns

For the periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity Pennsylvania Municipal Money Market Fund	0.01%	0.03%	 1.10%

  Investment Adviser

  Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as a sub-advisers for the fund.

  Purchase and Sale of Shares

  You may buy or sell shares through a Fidelity brokerage or mutual fund account, or through an investment professional. You may buy or sell shares in various ways:

Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail
Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118

  The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

  The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

  The fund is open for business each day the New York Stock Exchange (NYSE) is open. Even if the NYSE is closed, the fund will be open for business on those days on which the Federal Reserve Bank of New York (New York Fed) is open, the primary trading markets for the fund's portfolio instruments are open, and the fund's management believes there is an adequate market to meet purchase and redemption requests.

Initial Purchase Minimum	$5,000

  The fund may waive or lower purchase minimums.

  Tax Information

  The fund seeks to earn income and pay dividends exempt from federal income tax and Pennsylvania personal income tax. A portion of the dividends you receive may be subject to federal, state, or local income tax and may also be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to the fund's sale of municipal bonds.

  Payments to Broker-Dealers and Other Financial Intermediaries

  The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

  Prospectus

  Fund Basics

  Investment Details

  Investment Objective

  Fidelity Pennsylvania Municipal Income Fund seeks as high a level of current income, exempt from federal income tax and Pennsylvania personal income tax, as is consistent with its investment characteristics.

  Principal Investment Strategies

  The Adviser normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and Pennsylvania personal income taxes. The municipal securities in which the fund invests are normally investment-grade (those of medium and high quality). Municipal securities whose interest is exempt from federal and Pennsylvania personal income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

  The Adviser may invest the fund's assets in municipal securities whose interest is subject to Pennsylvania personal income tax. Although the Adviser does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, the Adviser may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

  The Adviser uses a Pennsylvania bond index as a guide in structuring the fund and selecting its investments. This index, a market value-weighted index of Pennsylvania investment-grade fixed-rate municipal bonds, is designed to represent the Adviser's view of how the fund's competitive universe will perform over time. The Adviser manages the fund to have similar overall interest rate risk to the index. The Adviser may, from time to time, change the index or the characteristics of the index in response to changes in the market or the fund's peer group, for example, when the observed interest rate sensitivity or credit composition of the fund's competitive universe deviates from that of the index.

  The Adviser considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

  The Adviser allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector and maturity.

  The Adviser may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

  Prospectus

  Fund Basics - continued

  In addition to the principal investment strategies discussed above, the Adviser may invest the fund's assets in lower-quality debt securities. The Adviser may invest the fund's assets in municipal debt securities by investing in other funds.

  The Adviser may also engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, and futures contracts (both long and short positions) on securities and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.

  If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

  Investment Objective

  Fidelity Pennsylvania Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and Pennsylvania personal income tax, as is consistent with preservation of capital.

  Principal Investment Strategies

  The Adviser normally invests the fund's assets in municipal money market securities.

  The Adviser normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and Pennsylvania personal income taxes. Municipal securities whose interest is exempt from federal and Pennsylvania personal income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

  The Adviser may invest up to 20% of the fund's assets in municipal securities whose interest is subject to Pennsylvania personal income tax under normal circumstances. The Adviser may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

  The supply of and demand for municipal money market securities can vary from time to time. When the Adviser believes that suitable municipal money market securities are not available, or during other unusual market conditions, the Adviser may leave a significant portion of the fund's assets uninvested, or may invest up to 20% of the fund's assets in securities subject to state and/or federal income tax.

  The Adviser may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

  Prospectus

  In buying and selling securities for the fund, the Adviser complies with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. The Adviser may invest the fund's assets in municipal money market securities by investing in other funds. The Adviser stresses maintaining a stable $1.00 share price, liquidity, and income.

  Description of Principal Security Types

  Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds, municipal money market securities, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

  Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Municipal money market securities include variable rate demand notes, commercial paper, and municipal notes.

  Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

  Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).

  Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. Payment and delivery take place after the customary settlement period.

  Principal Investment Risks

  Many factors affect each fund's performance. Because each fund concentrates its investments in Pennsylvania, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

  Prospectus

  Fund Basics - continued

  A money market fund's yield will change daily based on changes in interest rates and other market conditions. Although a money market fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause the fund's share price to decrease.

  A bond fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in a fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in a fund.

  The following factors can significantly affect a fund's performance:

  Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market, and market conditions may directly impact the liquidity and valuation of municipal securities.

  Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general.

  Prospectus

  Foreign Exposure. Entities providing credit support or a maturity-shortening structure that are located in foreign countries can involve increased risks. Extensive public information about the provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.

  Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact providers in a different country or region.

  Geographic Concentration. Although conditions in Pennsylvania have been gradually improving, a number of factors, including underfunded public pension and retirement systems, may slow this recovery. Unfavorable political or economic conditions within Pennsylvania can have a disproportionate impact on the value of Pennsylvania municipal securities and the credit quality of entities issuing these securities.

  Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities) tend to be particularly sensitive to these changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (IRS) determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

  Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty.

  Generally, each fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither the Adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

  Prospectus

  Fund Basics - continued

  Leverage Risk. Derivatives and forward-settling securities involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities also involve the risk that a security will not be issued, delivered, or paid for when anticipated. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.

  In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy (including leaving a significant portion of the fund's assets uninvested) for defensive purposes. Uninvested assets do not earn income for a fund, which may have a significant negative impact on the fund's yield and may prevent the fund from achieving its investment objective. In addition, different factors could affect a fund's performance, and the fund could distribute income subject to federal or Pennsylvania personal income tax.

  Fundamental Investment Policies

  The following is fundamental, that is, subject to change only by shareholder approval:

  Fidelity Pennsylvania Municipal Income Fund seeks as high a level of current income, exempt from federal income tax and Pennsylvania personal income tax, as is consistent with its investment characteristics. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and Pennsylvania personal income taxes.

  Fidelity Pennsylvania Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and Pennsylvania personal income tax, as is consistent with preservation of capital. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and Pennsylvania personal income taxes.

  Valuing Shares

  Each fund is open for business each day the NYSE is open. Even if the NYSE is closed, a money market fund will be open for business on those days on which the New York Fed is open, the primary trading markets for the money market fund's portfolio instruments are open, and the money market fund's management believes there is an adequate market to meet purchase and redemption requests.

  Prospectus

   NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. Each fund's assets normally are valued as of this time for the purpose of computing NAV.

  NAV is not calculated and a fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

  To the extent that a fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

  Money Market. A fund's assets are valued on the basis of amortized cost.

  Bond. NAV is calculated using the values of other open-end funds, if any, in which a fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets (as well as assets held by an underlying Fidelity non-money market fund) are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. Assets held by an underlying Fidelity money market fund are valued on the basis of amortized cost.

  Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

  Prospectus

  Fund Basics - continued

  Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

  Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

  Prospectus

  Shareholder Information

  Additional Information about the Purchase and Sale of Shares

  As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

  General Information

  Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.

  In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

  Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

  If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

  You may also buy or sell shares through an investment professional. If you buy or sell shares through an investment professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.

  If the fund is your Fidelity brokerage core, you will pay fees charged in connection with certain activity in your Fidelity brokerage account directly from your fund investment. Please see your Fidelity brokerage account materials for additional information.

  You should include the following information with any order:

    Your name
    Your account number
    Type of transaction requested
    • Name(s) of fund(s) and class(es)
    Dollar amount or number of shares

  Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

  Prospectus

  Shareholder Information - continued

  Frequent Purchases and Redemptions

  A fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

  Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

  The Adviser anticipates that shares of Fidelity Pennsylvania Municipal Money Market Fund will be purchased and sold frequently because a money market fund is designed to offer a liquid cash option. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and Fidelity Pennsylvania Municipal Money Market Fund accommodates frequent trading.

  Fidelity Pennsylvania Municipal Money Market Fund has no limit on purchase or exchange transactions but may in its discretion restrict, reject, or cancel any purchases that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

  Each fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

  Excessive Trading Policy for Fidelity Pennsylvania Municipal Income Fund

  The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

  Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

  Prospectus

  Exceptions

  The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

  Omnibus Accounts

  Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

  Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

  If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

  Retirement Plans

  For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

  Prospectus

  Shareholder Information - continued

  Qualified Wrap Programs

  The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Transactions of an adviser will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy).

   A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give the Adviser sufficient information to permit the Adviser to identify the individual accounts in the wrap program.

  Other Information about the Excessive Trading Policy

  The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

  The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

  In addition to these policies, Fidelity Pennsylvania Municipal Income Fund imposes a short-term redemption fee on redemptions from the fund, which is discussed in "Selling Shares." As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

  Buying Shares

  The price to buy one share is its NAV. Shares are sold without a sales charge.

  Shares will be bought at the NAV next calculated after your investment is received in proper form.

  Each fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

  Prospectus

  There is no minimum balance or purchase minimum for (i) investments through Portfolio Advisory Services, (ii) investments through a mutual fund or a qualified tuition program for which Fidelity serves as investment manager, or (iii) fund positions opened with the proceeds of distributions from a Fidelity systematic withdrawal service. In addition, each fund may waive or lower purchase minimums in other circumstances.

  Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

  If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

  Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

  Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

  Selling Shares

  The price to sell one share of Fidelity Pennsylvania Municipal Money Market Fund is its NAV. The price to sell one share of Fidelity Pennsylvania Municipal Income Fund is its NAV, minus the short-term redemption fee, if applicable.

  For Fidelity Pennsylvania Municipal Income Fund, if you sell your shares after holding them less than 30 days, a 0.50% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the fund, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

  The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within the fund as long as the money never leaves the fund; and (iii) redemptions in kind.

  Fidelity Pennsylvania Municipal Income Fund also permits waivers of the short-term redemption fee for the following transactions:

    Redemptions due to Fidelity fund small balance maintenance fees.
    Redemptions related to death or due to a divorce decree.
    • (Applicable to Fidelity Pennsylvania Municipal Income Fund only) Redemptions by qualified funds of funds and qualified wrap programs that meet certain criteria, such as advance notice requirements and restrictions on trading frequency, and are approved by the fund's treasurer.

  Prospectus

  Shareholder Information - continued

  The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

  Fidelity Pennsylvania Municipal Income Fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

  Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

  Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect a fund.

  Each fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary, minus the short-term redemption fee, if applicable. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

  A signature guarantee is designed to protect you and Fidelity from fraud. If you submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

    When you wish to sell more than $100,000 worth of shares.
    When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
    When you are requesting that redemption proceeds be paid to someone other than the account owner.
    In certain situations when the redemption proceeds are being transferred to a Fidelity account with a different registration.

  Prospectus

  You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

  When you place an order to sell shares, note the following:

    If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.
    Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
    Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
    Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of a fund.
    If you hold your shares in a Fidelity mutual fund account and you sell shares of Fidelity Pennsylvania Municipal Money Market Fund by writing a check, if available, and the amount of the check is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.
    You will not receive interest on amounts represented by uncashed redemption checks.
    If you hold your shares in a Fidelity mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.
    Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

  To sell shares issued with certificates, call Fidelity for instructions. The funds do not currently issue share certificates.

  Exchanging Shares

  An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

  As a shareholder, you have the privilege of exchanging shares for shares of other Fidelity funds.

  However, you should note the following policies and restrictions governing exchanges:

    Each fund may refuse any exchange purchase for any reason. For example, each fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

  Prospectus

  Shareholder Information - continued

    Before exchanging into a fund, read its prospectus, including any purchase and sale requirements.
    The fund you are exchanging into must be available for sale in your state.
    Exchanges may have tax consequences for you.
    If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
    Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

  The funds may terminate or modify exchange privileges in the future.

  Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

  Features and Policies

  Features

  The following features may be available to buy and sell shares of a fund or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

  Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  • To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

  • You can use electronic funds transfer to:

  - Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.
  - Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system • To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

  Automatic Transactions: periodic (automatic) transactions

  • To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.

  • To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.

  • To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Checkwriting • To sell Fidelity fund shares from your Fidelity mutual fund account or withdraw money from your Fidelity brokerage account.

  Policies

  The following policies apply to you as a shareholder.

  Statements that Fidelity sends to you include the following:

    Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund, certain transactions through automatic investment or withdrawal programs, certain transactions that are followed by a monthly account statement, and other transactions in your Fidelity brokerage core).
    Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

  Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. We will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

  Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

  You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

  Prospectus

  Shareholder Information - continued

  You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, each fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the funds related to opening the accounts. Your shares will be sold at the NAV minus, if applicable, any short-term redemption fee, calculated on the day Fidelity closes your fund position.

  Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued after November 1 but prior to December 31 of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use certain regular investment plans.

  If your fund balance falls below $5,000 worth of shares for Fidelity Pennsylvania Municipal Income Fund or $2,000 worth of shares for Fidelity Pennsylvania Municipal Money Market Fund for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV, minus the short-term redemption fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

  Fidelity may charge a fee for certain services, such as providing historical account documents.

  Dividends and Capital Gain Distributions

  Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

  Prospectus

  The bond fund normally declares dividends daily and pays them monthly. The bond fund normally pays capital gain distributions in February and December.

  Distributions from a money market fund consist primarily of dividends. A money market fund normally declares dividends daily and pays them monthly.

  Earning Dividends

  A fund processes purchase and redemption requests only on days it is open for business.

  Shares generally begin to earn dividends on the first business day following the day of purchase.

  Shares generally earn dividends until, but not including, the next business day following the day of redemption.

  Exchange requests will be processed only when both funds are open for business.

  Distribution Options

  When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

  1. Reinvestment Option. Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

  2. Income-Earned Option. (not applicable to money market funds) Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

  3. Cash Option. Any dividends and capital gain distributions will be paid in cash.

  4. Directed Dividends® Option. Any dividends will be automatically invested in shares of another identically registered Fidelity fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

  Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

  If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

  If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

  Prospectus

  Shareholder Information - continued

  Tax Consequences

  As with any investment, your investment in a fund could have tax consequences for you.

  Taxes on distributions. Each fund seeks to earn income and pay dividends exempt from federal income tax and Pennsylvania personal income tax.

  A portion of the dividends you receive may be subject to federal, state, or local income tax and may also be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to a fund's sale of municipal bonds.

  For federal tax purposes, certain of each fund's distributions, including distributions of short-term capital gains and gains on the sale of bonds characterized as market discount, are taxable to you as ordinary income, while each fund's distributions of long-term capital gains, if any, are taxable to you generally as capital gains.

  For Pennsylvania personal income tax purposes, distributions derived from interest on municipal securities of Pennsylvania issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Pennsylvania personal income tax.

  If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as taxable income or a return of capital to shareholders for federal income tax or Pennsylvania personal income tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

  If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a potentially taxable distribution.

  Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

  Taxes on transactions. Your bond fund redemptions, including exchanges, may result in a capital gain or loss for federal and Pennsylvania personal income tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

  Prospectus

  Fund Services

  Fund Management

  Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

  The Adviser is each fund's manager. The address of the Adviser and its affiliates, unless otherwise indicated below, is 245 Summer Street, Boston, Massachusetts 02210.

  As of December 31, 2012, the Adviser had approximately $1.0 billion in discretionary assets under management, and approximately $1.67 trillion when combined with all of its affiliates' assets under management.

  As the manager, the Adviser has overall responsibility for directing each fund's investments and handling its business affairs.

  FIMM serves as a sub-adviser for each fund. FIMM has day-to-day responsibility for choosing investments for each fund.

  FIMM is an affiliate of the Adviser. As of December 31, 2012, FIMM had approximately $630.1 billion in discretionary assets under management.

  Other investment advisers assist the Adviser with foreign investments:

    Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, 4th Floor, London, EC4M 7LS, United Kingdom, serves as a sub-adviser for each fund. As of December 31, 2012, FMR U.K. had approximately $17.7 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR U.K. is an affiliate of the Adviser.
    Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for each fund. As of December 31, 2012, FMR H.K. had approximately $7.6 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR H.K. is an affiliate of the Adviser.
    Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for each fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR Japan is an affiliate of the Adviser.

  Mark Sommer is portfolio manager of Fidelity Pennsylvania Municipal Income Fund, which he has managed since June 2002. He also manages other funds. Since joining Fidelity Investments in 1992, Mr. Sommer has worked as a quantitative analyst and portfolio manager.

  Prospectus

  The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager of Fidelity Pennsylvania Municipal Income Fund.

  From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

  Each fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The Adviser pays all of the other expenses of Fidelity Pennsylvania Municipal Money Market Fund with limited exceptions.

  Fidelity Pennsylvania Municipal Money Market Fund's annual management fee rate is 0.50% of its average net assets.

  For Fidelity Pennsylvania Municipal Income Fund, the fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

  The group fee rate is based on the average net assets of all the mutual funds advised by FMR. For this purpose, the average net assets of any mutual funds previously advised by FMR that currently are advised by Fidelity SelectCo, LLC are included. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

  For December 2013, the group fee rate was 0.11% for Fidelity Pennsylvania Municipal Income Fund. The individual fund fee rate is 0.25% for Fidelity Pennsylvania Municipal Income Fund.

  The total management fee for the fiscal year ended December 31, 2013, was 0.36% of the fund's average net assets for Fidelity Pennsylvania Municipal Income Fund. Because Fidelity Pennsylvania Municipal Income Fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

  The Adviser pays FIMM, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services.

  The basis for the Board of Trustees approving the management contract and sub-advisory agreements for each fund is available in each fund's annual report for the fiscal period ended December 31, 2013.

  From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

  Prospectus

  Fund Services - continued

  Reimbursement or waiver arrangements can decrease expenses and boost performance.

  The Adviser has voluntarily agreed to reimburse fund shares to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed the following rate. Voluntary arrangements may be discontinued at any time.

  Fidelity Pennsylvania Municipal Income Fund


Rate	0.55%

  Fund Distribution

  FDC distributes each fund's shares.

  Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares. This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary. These payments are described in more detail in this section and in the SAI.

  Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of each fund has authorized such payments for shares of each fund. Please speak with your investment professional to learn more about any payments his or her firm may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

  If payments made by the Adviser to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

  From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

  No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

  Prospectus

  Appendix

  Financial Highlights

  Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with fund financial statements, are included in the annual report. Annual reports are available for free upon request.

  Fidelity Pennsylvania Municipal Income Fund

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.47	$ 11.10	$ 10.51	$ 10.78	$ 10.21
Income from Investment Operations
Net investment income (loss) B	.370	.387	.415	.418	.407
Net realized and unrealized gain (loss)	(.654)	.395	.590	(.197)	.569
Total from investment operations	(.284)	.782	1.005	.221	.976
Distributions from net investment income	(.370)	(.386)	(.415)	(.418)	(.407)
Distributions from net realized gain	(.046)	(.026)	-	(.073)	-
Total distributions	(.416)	(.412)	(.415)	(.491)	(.407)
Redemption fees added to paid in capital B	- D	- D	- D	- D	.001
Net asset value, end of period	$ 10.77	$ 11.47	$ 11.10	$ 10.51	$ 10.78
Total Return A	(2.50)%	7.13%	9.76%	2.02%	9.70%
Ratios to Average Net Assets C
Expenses before reductions	.49%	.49%	.50%	.50%	.51%
Expenses net of fee waivers, if any	.49%	.49%	.50%	.50%	.51%
Expenses net of all reductions	.49%	.48%	.50%	.50%	.51%
Net investment income (loss)	3.33%	3.40%	3.87%	3.85%	3.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 404,493	$ 487,622	$ 424,693	$ 430,961	$ 428,569
Portfolio turnover rate	9%	16%	12%	19%	8%

  A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

  B Calculated based on average shares outstanding during the period.

  C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

  D Amount represents less than $.001 per share.

  Prospectus

  Fidelity Pennsylvania Municipal Money Market Fund

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income (loss)	- D	- D	- D	- D	.001
Net realized and unrealized gain (loss) D	-	-	-	-	-
Total from investment operations	- D	- D	- D	- D	.001
Distributions from net investment income	- D	- D	- D	- D	(.001)


Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A	.01%	.01%	.01%	.01%	.09%
Ratios to Average Net Assets B, C
Expenses before reductions	.50%	.50%	.50%	.50%	.53%
Expenses net of fee waivers, if any	.11%	.18%	.22%	.30%	.49%
Expenses net of all reductions	.11%	.18%	.22%	.30%	.49%
Net investment income (loss)	.01%	.01%	.01%	.01%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 789,696	$ 788,486	$ 686,162	$ 670,790	$ 678,148

  A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

  B Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

  C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

  D Amount represents less than $.001 per share.

  Prospectus

  Appendix - continued

  Additional Index Information

  Barclays® Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.

  Barclays Pennsylvania Enhanced Municipal Bond Index is a market value-weighted index of Pennsylvania investment-grade fixed-rate municipal bonds with maturities of one year or more.

  Prospectus

  Notes

  IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

  To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

  For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

  For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

  You can obtain additional information about the funds. A description of each fund's policies and procedures for disclosing its holdings is available in the funds' SAI and on Fidelity's web sites. The SAI also includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports also include additional information. Fidelity Pennsylvania Municipal Income Fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

  For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

  The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

  Investment Company Act of 1940, File Numbers, 811-02628 and 811-06454

  FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

  Fidelity, Fidelity Investments & Pyramid Design, FAST, and Directed Dividends are registered service marks of FMR LLC. © 2014 FMR LLC. All rights reserved.

  The third-party marks appearing above are the marks of their respective owners.

  1.540170.117 PFR-PRO-0214

  Fidelity® Pennsylvania Municipal Income Fund (FPXTX) and Fidelity Pennsylvania Municipal Money Market Fund (FPTXX)


  Funds of Fidelity Municipal Trust and Fidelity Municipal Trust II

  STATEMENT OF ADDITIONAL INFORMATION

  March 1, 2014

  This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual report is supplied with this SAI.

  To obtain a free additional copy of the prospectus or SAI, dated March 1, 2014, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

  PFR-PTB-0214
  1.540393.116



PAGE
Investment Policies and Limitations	(Click Here)
Special Geographic Considerations	(Click Here)
Portfolio Transactions	(Click Here)
Valuation	(Click Here)
Buying, Selling, and Exchanging Information	(Click Here)
Distributions and Taxes	(Click Here)
Trustees and Officers	(Click Here)
Control of Investment Advisers	(Click Here)
Management Contracts	(Click Here)
Proxy Voting Guidelines	(Click Here)
Distribution Services	(Click Here)
Transfer and Service Agent Agreements	(Click Here)
Description of the Trusts	(Click Here)
Fund Holdings Information	(Click Here)
Financial Statements	(Click Here)
Appendix	(Click Here)

  INVESTMENT POLICIES AND LIMITATIONS

  The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

  A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

  The following are each fund's fundamental investment limitations set forth in their entirety.

  Diversification

  For Fidelity® Pennsylvania Municipal Income Fund:

  The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

  For purposes of the fund's diversification limitation discussed above, Fidelity Management & Research Company (FMR) identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

  For purposes of the fund's diversification limitation discussed above, FMR does not consider traditional bond insurance to be a separate security or the insurer to be a separate issuer. Therefore, the diversification limitation does not limit the percentage of fund assets that may be invested in securities insured by a single bond insurer.

  For Fidelity® Pennsylvania Municipal Money Market Fund:

  The fund may not purchase the securities of any issuer, if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time.

  Senior Securities

  For each fund:

  The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

  Short Sales

  For Fidelity Pennsylvania Municipal Money Market Fund:

  The fund may not sell securities short (except by selling futures contracts), unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold.

  Margin Purchases

  For Fidelity Pennsylvania Municipal Money Market Fund:

  The fund may not purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, and provided that the fund may make initial and variation margin payments in connection with the purchase or sale of futures contracts or of options on futures contracts.

  Borrowing

  For each fund:

  The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

  Underwriting

  For each fund:

  The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

  Concentration

  For each fund:

  The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry.

  For purposes of each of Fidelity Pennsylvania Municipal Income Fund's and Fidelity Pennsylvania Municipal Money Market Fund's concentration limitation discussed above, FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

  For purposes of each of Fidelity Pennsylvania Municipal Income Fund's and Fidelity Pennsylvania Municipal Money Market Fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

  Real Estate

  For each fund:

  The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

  Commodities

  For Fidelity Pennsylvania Municipal Income Fund:

  The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

  For Fidelity Pennsylvania Municipal Money Market Fund:

  The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

  Loans

  For each fund:

  The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

  Oil, Gas, and Mineral Exploration Programs

  For Fidelity Pennsylvania Municipal Money Market Fund:

  The fund may not invest in oil, gas, or other mineral exploration or development programs.

  Pooled Funds

  For Fidelity Pennsylvania Municipal Income Fund:

  The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

  For Fidelity Pennsylvania Municipal Money Market Fund:

  The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

  The following investment limitations are not fundamental and may be changed without shareholder approval.

  Diversification

  For Fidelity Pennsylvania Municipal Money Market Fund:

  With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of the fund's total assets would be invested in the securities of that issuer.

  For purposes of the fund's diversification limitation discussed above, FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

  For purposes of the fund's diversification limitation discussed above, certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

  Short Sales

  For Fidelity Pennsylvania Municipal Income Fund:

  The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.

  Margin Purchases

  For Fidelity Pennsylvania Municipal Income Fund:

  The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

  Borrowing

  For each fund:

  The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

  Illiquid Securities

  For Fidelity Pennsylvania Municipal Income Fund:

  The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

  For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

  For Fidelity Pennsylvania Municipal Money Market Fund:

  The fund does not currently intend to purchase any security if, as a result, more than 5% of its total assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to it by the fund.

  For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 5% of its total assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

  Loans

  For each fund:

  The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

  Pooled Funds

  For Fidelity Pennsylvania Municipal Income Fund:

  The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

  For Fidelity Pennsylvania Municipal Money Market Fund:

  The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

  The following pages contain more detailed information about types of instruments in which a fund may invest, techniques a fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. A fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, a fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

  On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to a fund's adviser or a sub-adviser, as applicable.

  Affiliated Bank Transactions. A Fidelity fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

  Asset-Backed Securities represent interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

  Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

  Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity funds and other advisory clients only) shares of Fidelity central funds. Generally, these securities offer less potential for gains than other types of securities. A municipal fund's uninvested cash may earn credits that reduce fund expenses.

  Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity fund's assets invested in the central funds will be based upon the investment results of those funds.

  Commodity Futures Trading Commission (CFTC) Notice of Exclusion. Each trust, on behalf of the Fidelity funds to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the funds. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

  Dollar-Weighted Average Maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

  Under certain circumstances, a fund may invest in nominally long-term securities that have maturity shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.

  Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.

  Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

  Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on Eurodollars. Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

  The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

  The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the FCM of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is also required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

  There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

  If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

  Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

  Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

  Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or over-the-counter (OTC). The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

  The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

  The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

  The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

  If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

  Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

  Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

  There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

  Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

  A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

  Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

  Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

  Swap Agreements. Swap Agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants (FCMs) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

  Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

  A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

  In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

  Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations.

  If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

  A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In order to cover its outstanding obligations to a swap counterparty, a fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

  Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

  Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund.

  Under the supervision of the Board of Trustees, a Fidelity fund's adviser determines the liquidity of the fund's investments and, through reports from the fund's adviser, the Board monitors investments in illiquid securities.

  Various factors may be considered in determining the liquidity of a fund's investments, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

  Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

  A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

  On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

  Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

  Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

  Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.

  The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

  Insolvency of Issuers, Counterparties, and Intermediaries. Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

  As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

  If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

  Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. Municipal funds currently intend to participate in this program only as borrowers. A Fidelity fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

  Inverse Floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and falling when short-term interest rates rise. The prices of inverse floaters can be considerably more volatile than the prices of other investments with comparable maturities and/or credit quality.

  Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

  Investments by Large Shareholders. A fund may experience large redemptions or investments due to transactions in fund shares by large shareholders. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a fund's performance. In the event of such redemptions or investments, a fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when investors own a substantial portion of a fund's shares, a large redemption could cause actual expenses to increase, or could result in the fund's current expenses being allocated over a smaller asset base, leading to an increase in the fund's expense ratio. Redemptions of fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a significant investor purchases, redeems, or owns a substantial portion of the fund's shares. When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact a fund the same way as the transactions of a single shareholder with substantial investments.

  Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

  The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

  A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

  Money Market Securities are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a fund.

  Municipal Insurance. A municipal bond may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

  Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, typically enhancing its credit quality and value.

  Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.

  Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, not all of which have the highest credit rating, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. Ratings of insured bonds reflect the credit rating of the insurer, based on the rating agency's assessment of the creditworthiness of the insurer and its ability to pay claims on its insurance policies at the time of the assessment. While the obligation of a municipal bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that municipal bond insurers will meet their claims. A higher-than-anticipated default rate on municipal bonds or in connection with other insurance the insurer provides could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders.

  FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.

  Municipal Leases and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.

  Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.

  Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a money market fund to maintain a stable NAV.

  Municipal securities may be susceptible to downgrade, default, and bankruptcy, particularly during economic downturns. Factors affecting municipal securities include the budgetary constraints of local, state, and federal governments upon which the municipalities issuing municipal securities may be relying for funding, as well as lower tax collections, fluctuations in interest rates, and increasing construction costs. Municipal securities are also subject to the risk that the perceived likelihood of difficulties in the municipal securities markets could result in increased illiquidity, volatility, and credit risk. Certain municipal issuers may be unable to obtain additional financing through, or be required to pay higher interest rates on, new issues, which may reduce revenues available for these municipal issuers to pay existing obligations. In addition, certain municipal issuers may be unable to issue or market securities, resulting in fewer investment opportunities for funds investing in municipal securities.

  Education. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

  Electric Utilities. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

  Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

  Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

  Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

  Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

  NRSROs. The Board of Trustees has designated each of the following NRSROs as a "designated NRSRO" pursuant to Rule 2a-7 under the 1940 Act: DBRS Ltd.; Fitch, Inc.; Moody's Investors Service, Inc.; and Standard & Poor's Ratings Services.

  Put Features entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.

  Reforms and Government Intervention in the Financial Markets. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of the 2008 economic downturn led the U.S. Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Reforms are ongoing and their effects are uncertain. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments.

  The value of a fund's holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government or foreign governments will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted.

  Refunding Contracts. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.

  Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

  Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

  Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

  Securities of Other Investment Companies, including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

  The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

  The extent to which a fund can invest in securities of other investment companies may be limited by federal securities laws.

  Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In addition, an adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider for purposes of making initial and ongoing minimal credit risk determinations for a money market fund. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

  Standby Commitments are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.

  Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.

  Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. An adviser may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, an adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

  Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

  Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

  Temporary Defensive Policies.

  Fidelity Pennsylvania Municipal Income Fund reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

  Fidelity Pennsylvania Municipal Money Market Fund reserves the right to hold a substantial amount of uninvested cash for temporary, defensive purposes. In addition, Fidelity Pennsylvania Municipal Money Market Fund reserves the right to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

  Tender Option Bonds are created by depositing intermediate- or long-term, fixed-rate or variable rate, municipal bonds into a trust and issuing two classes of trust interests (or "certificates") with varying economic interests to investors. Holders of the first class of trust interests, or floating rate certificates, receive tax-exempt interest based on short-term rates and may tender the certificate to the trust at par. As consideration for providing the tender option, the trust sponsor (typically a bank, broker-dealer, or other financial institution) receives periodic fees. The trust pays the holders of the floating rate certificates from proceeds of a remarketing of the certificates or from a draw on a liquidity facility provided by the sponsor. A fund investing in a floating rate certificate effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The floating rate certificate is typically an eligible security for money market funds. Holders of the second class of interests, sometimes called the residual income certificates, are entitled to any tax-exempt interest received by the trust that is not payable to floating rate certificate holders, and bear the risk that the underlying municipal bonds decline in value. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond deposited in the trust, the experience of the custodian, and the quality of the sponsor providing the tender option. In certain instances, the tender option may be terminated if, for example, the issuer of the underlying bond defaults on interest payments.

  Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

  If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the funds when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the funds. A fund faces the risk of loss of these balances if the bank becomes insolvent.

  Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.

  In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third-party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.

  When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

  When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

  A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

  Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

  SPECIAL GEOGRAPHIC CONSIDERATIONS

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  Pennsylvania. The following section provides only a summary of (and does not purport to explain, predict, or fully describe) the complex factors, including both economic and political conditions, affecting the financial situation in the Commonwealth of Pennsylvania (as used in this section, the "Commonwealth" or "Pennsylvania") and is based on information in publicly available documents. This information has not been independently verified. Municipal issuers may not be subject to the same disclosure requirements as other bond issuers. Any information provided by municipal issuers may be less reliable than information provided by other bond issuers. The information provided below is subject to change rapidly, substantially, and without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the Commonwealth or its issuers since the date of its preparation. Any such change(s) may adversely affect the Commonwealth's and applicable issuer's cash flows, expenditures, or revenues, or otherwise negatively impact the current or projected Commonwealth financial situation, which in turn could hamper fund performance.

  Further, the marketability, valuation or liquidity of municipal securities issued by the Commonwealth, its localities, and their political subdivisions, instrumentalities, or authorities (collectively, "Pennsylvania Municipal Securities") may be negatively affected in the event that an issuer of Pennsylvania Municipal Securities defaults on its debt obligations or other market events arise, which in turn may negatively affect fund performance, sometimes substantially. A credit-rating downgrade relating to default by, or insolvency of, one or several issuers of Pennsylvania Municipal Securities could affect the market values, marketability and liquidity of many or all Pennsylvania Municipal Securities.

  In addition, economic and other conditions within the Commonwealth may affect the credit risk of the Commonwealth's localities, and their political subdivisions, instrumentalities or authorities to the extent that such issuers are reliant upon appropriations from the Commonwealth. Pennsylvania continues to face fiscal and economic stress that could negatively affect the value of investments in Pennsylvania Municipal Securities. The difficulties encountered by insurers of municipal securities in the wake of the recent financial crisis and other credit and overall market events may also impact Pennsylvania Municipal Securities negatively. Furthermore, recent federal actions, such as the expiration of the federal payroll tax holiday, increases in taxes on certain high-income individuals, and continued political gridlock related to the federal government's debt ceiling, may have an adverse impact on the Commonwealth's financial condition. Although the full effects of these events remain uncertain, any deterioration in the Commonwealth's financial condition may have a negative effect on the value, marketability and liquidity of Pennsylvania Municipal Securities.

  There can be no assurances that the Commonwealth will not continue to face fiscal and economic stress or that the economic environment will not worsen, further adversely impacting the Commonwealth's financial condition and the ability of issuers of Pennsylvania Municipal Securities to satisfy the obligations on their outstanding debt.

  Overview. Because the funds concentrate their investments in Pennsylvania, there are risks associated with the funds that would not exist if the funds' investments were more widely diversified. These risks include the possible enactment of new legislation in Pennsylvania that could affect obligations of the Commonwealth or its political subdivisions, municipalities or agencies, economic factors that could affect such obligations, and varying levels of supply and demand for obligations of the Commonwealth and its political subdivisions, municipalities, and agencies.

  Constitutional and Statutory Revenue Limitations. The Constitution of Pennsylvania requires that all taxes shall be uniform, upon the same class of subjects, within the territorial limits of the authority levying the tax, and shall be levied and collected under the general laws of the Commonwealth of Pennsylvania. The Constitution of Pennsylvania also provides that the General Assembly may exempt from taxation certain persons and property. For instance, the General Assembly may establish exemption or special tax treatment for classes based on age, disability, infirmity, or poverty.

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  Local taxes (other than Philadelphia) are generally authorized under the Local Tax Enabling Act. This statute authorizes, and imposes limits on, the ability of political subdivisions to impose taxes. Pennsylvania's political subdivisions consist of counties, municipalities, and school districts. The Local Tax Enabling Act does not apply to counties whose taxing authority is limited for the most part to real estate taxes. Most Philadelphia taxes (other than real estate taxes) are imposed pursuant to the general authority of two enabling acts (referred to as the Sterling Act and the Little Sterling Act), applicable to the City and School District, respectively. Each of these statutes grants broad taxing powers. The Philadelphia business income and receipts tax (formerly the "business privilege tax") is imposed under the authority of the First Class City Business Tax Reform Act.

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  Pennsylvania Taxes. Tax revenues constitute approximately 98% of Commonwealth revenues in the General Fund for the fiscal year ended June 30, 2013. The major tax sources for the Pennsylvania General Fund are the personal income tax, the sales tax, the corporate net income tax, the capital stock and franchise tax and the utility gross receipts tax. Together, these five taxes produce over 87.6% of General Fund tax revenues. The capital stock and franchise tax is being phased-out through annual rate reductions, and is scheduled to be fully phased-out for taxable years commencing after 2015.

  General Economic Conditions In Pennsylvania. With a population of over 12.7 million, the Commonwealth of Pennsylvania ("Commonwealth") is the sixth most populous state in the United States. Pennsylvania has historically been identified as a heavy industrial state. That reputation has changed over the last thirty years as the Commonwealth's coal, steel and railroad industries declined. The Commonwealth's business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. Currently, the major sources of employment in Pennsylvania are the trade, transportation and utilities sector, the education and health services sector, the professional and business services sector, and the government sector. Accordingly, economic problems or factors that negatively impact these sectors may have a negative effect on the value of Pennsylvania's municipal securities.

  Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 2000's. As of October 2013, Pennsylvania had a seasonally adjusted unemployment rate of 7.5%, which was above the national average of 7.2% during that period.

  The General Fund, the Commonwealth's largest operating fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

  During the five-year period from fiscal year 2008 through fiscal year 2012, total revenues and other sources increased by an average of 3.1% annually (on a GAAP basis). Tax revenues during that period increased by an annual average of 0.18% with a portion of the average annual growth rate adversely impacted by a significant decline in tax revenue and revenues from other sources in fiscal years 2009 and 2010. During the past several fiscal years, income from fees and licenses, as well as other financing sources (e.g., transfers from other funds), have continued to represent a larger portion of General Fund revenues. Expenditures and other uses during the fiscal years 2008 through 2012 rose at an average annual rate of 3.1%.

  Legislation enacted with the adoption of the fiscal year 2003 budget abolished the Tax Stabilization Reserve Fund and transferred its balance of approximately $1.04 billion to the General Fund. That legislation also established a new reserve fund named the Budget Stabilization Reserve Fund. Balances in the Budget Stabilization Reserve Fund are to be used only when emergencies involving the health, safety or welfare of the residents of the Commonwealth, or downturns in the economy resulting in significant unanticipated revenue shortfalls cannot be dealt with through the normal budget process. Funds in the Budget Stabilization Reserve Fund may be appropriated only upon the recommendation of the Governor and the approval of a separate appropriation bill by a vote of two-thirds of the members of both houses of the General Assembly. Any funds appropriated from the Budget Stabilization Reserve Fund that are unspent are returned to the Budget Stabilization Reserve Fund. Income to the Budget Stabilization Reserve Fund is provided by the transfer of a legislatively determined portion of the unappropriated balance in the General Fund at the close of a fiscal year, by investment income to the fund, and by specific appropriation from other available funds by the General Assembly. The Budget Stabilization Reserve Fund is intended to accumulate a balance equal to 6% of General Fund revenues. Beginning with fiscal year 2003, 25% of any fiscal year-end surplus is to be deposited into the Budget Stabilization Reserve Fund. However, because transfers to the Budget Stabilization Reserve Fund were suspended in each fiscal year since 2008, the Commonwealth has a virtually zero balance in the fund. Based on the enacted budget for fiscal year 2014, the Commonwealth projects a preliminary fiscal year 2014 ending balance of $7.5 million, which would result in a statutory transfer of $1.9 million in June 2014.

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  Fiscal Year 2011 Results. While unemployment rates remained at elevated levels within Pennsylvania, the Commonwealth's revenues and receipts benefitted from the moderate uptick in the national economy experienced during fiscal year 2011. For the first time since 2008, General Fund revenues of the Commonwealth were above certified estimates by $785.5 million (2.9%) during fiscal year 2011. Final Commonwealth General Fund revenues for the fiscal year totaled $27.49 billion. Total revenues were $26.98 billion for fiscal year 2011. Total expenditures were $25.62 billion in fiscal year 2011, resulting in a preliminary operating balance of $1.37 billion for the period. However, after accounting for a negative fiscal year 2010 beginning balance of $294.2 million, the Commonwealth ended fiscal year 2011 with an unappropriated General Fund balance of $1.07 billion, which was the largest such unappropriated ending balance since 1949, the earliest period for which such records are available. Additionally, the $1.07 billion unappropriated ending balance during fiscal year 2011 was the largest such balance as a percentage of the Commonwealth budget since fiscal year 1975.

  Revenues available to the Commonwealth decreased $184.8 million (0.7%) during fiscal year 2011. General Fund revenues decreased $150.9 million (0.5%) during fiscal year 2011 when measured on a year-over-year basis as compared to fiscal year 2010was primarily due to the transfer of funds from the Budget Stabilization Reserve Fund and other such one-time measures utilized during the 2010 fiscal year.

  Fiscal year 2011 appropriations from Commonwealth revenues totaled $28.32 billion, which was an increase of $485.4 million (1.7%) from fiscal year 2010 expenditures. Commonwealth General Fund appropriations for fiscal year 2011 totaled $28.02 billion, an increase of $379.3 million (1.4%) from fiscal year 2010 levels.

  The ending unappropriated balance was $1.07 billion for fiscal year 2011. Under provisions of ARRA, the Commonwealth was prohibited from depositing any funds into the Budget Stabilization Reserve Fund. In June 2011, the statutory transfer of 25% of the Commonwealth's unappropriated General Fund balance was suspended for one year.

  Fiscal Year 2012 Results. The slow recovery from the recent recession continued to suppress the Commonwealth's revenue receipts during fiscal year 2012. General Fund revenues for the fiscal year 2012 totaled $27.68 billion, which was $168 million (0.6%) below the certified estimate for the fiscal year. Nevertheless, General Fund revenues increased by $180.8 million (0.7%) when measured on a year-over-year basis as compared to fiscal year 2011.

  Tax revenue collections increased by $687.8 million (2.6%) in fiscal year 2012, but were offset by a $507.2 million (-48.9%) decline in non-tax revenue collections during the fiscal year. This reduction was primarily due to lower balance transfers from fiscal year 2011 to fiscal year 2012. In addition, revenues from corporate taxes were down $91.2 million (-3.1%) on a year-over-year basis due largely to scheduled rate reductions in the Commonwealth's capital stock and franchise tax. Personal income taxes, the largest driver of the Commonwealth's tax revenue, increased by $364.8 million (3.5%). Similarly, sales and use tax receipts increased $182.1 million during the fiscal year primarily due to a 9.2% increase in motor vehicle sales tax collections. Reserves for tax refunds in fiscal year 2012 were approximately $1.28 billion, an increase of 10.9% from reserve levels in fiscal year 2011.

  Against these revenues, the Commonwealth appropriated nearly $27.19 billion from the General Fund in fiscal year 2012, a decrease of approximately $1.36 billion (4%) from the previous fiscal year. Education funding bore the brunt of this decline, with the Basic Education Funding subsidy to local school districts declining 7.3% and funding for higher education programs reduced by approximately 20%. In addition, spending for the Department of Corrections was held flat at fiscal year 2011 levels and medical assistance and human services spending decreased by $54.6 million (0.5%) during the fiscal year. Despite these reductions, the Commonwealth increased its contributions to the Public School Employees Retirement System by 108.7% from fiscal year 2011.

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  The Commonwealth ended fiscal year 2012 with an unappropriated General Fund balance of $659 million, which was the second largest ending balance since before the 2001 recession. However, the Governor suspended the statutory transfer of 25% of the unappropriated General Fund balance to the Budget Stabilization Reserve Fund for one year in order to carry the balance over into fiscal year 2013.

   Fiscal Year 2013 Results. Moderate improvements in general economic conditions benefitted the Commonwealth's financial position in fiscal year 2013. The Commonwealth's General Fund received total revenues of $28.65 billion in fiscal year 2013, which represented an increase of $968.9 million (3.5%) from fiscal year 2012. Unlike the previous fiscal year, total General Fund revenues were $56.9 million (0.2%) above certified estimates at year-end.

  Tax revenue collections grew $918.6 million (3.4%) on a year-over-year basis from fiscal year 2012, while non-tax revenue collections increased $50.3 million (9.5%). Corporate tax receipts increased by $226 million (4.6%) due, in part, to a 29% increase in financial institutions tax collections. Personal income tax receipts increased $570.7 million (5.3%) due to a 2.7% increase in withholding portion of personal income tax receipts and a 13.7% increase in the non-withholding portion of personal income tax receipts. Sales and use tax receipts increased by $124.1 million (1.4%) from the previous fiscal year as non-motor vehicle sales tax receipts increased by 1.5% and motor vehicle sales tax receipts increased by 0.6%. Notably, realty transfer tax revenues grew by 15.9% during fiscal year 2013, which represented the strongest growth since the start of the recent recession. Reserves for tax refunds in fiscal year 2012 were $1.28 billion, an increase of 10.9% from fiscal year 2011 reserve levels.

  The Commonwealth's General Fund appropriations for fiscal year 2013 totaled nearly $27.72 billion, an increase of $686.794 million (2.5%) from fiscal year 2012. The Basic Education Funding subsidy to local school districts increased $49 million (1%), while funding for higher education programs was again reduced by approximately 20%. Although spending for the Department of Corrections and Department of Public Welfare remained relatively flat, General Fund contributions to the Public School Employees Retirement System increased by approximately $155.9 million (30%) from fiscal year 2012 levels.

  The General Fund ended fiscal year 2013 with an unappropriated balance of $540.9 million. In June 2013, the statutory transfer of 25% of the Commonwealth's unappropriated balance was suspended for another year.

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  Fiscal Year 2014 Budget. The enacted budget for fiscal year 2014 projects total General Fund revenues of $27.84 billion, an increase of $443.9 million (1.6%) from actual collections during the previous fiscal year. Against these revenues, the budget appropriates $28.38 billion in General Fund expenditures. The enacted expenditures represent an increase of $658.6 million (2.4%) from the previous fiscal year. At the time of enactment, the fiscal year 2014 budget projected a General Fund balance of approximately $5 million.

  The enacted budget projects base General Fund revenue growth of 2.9% during fiscal year 2014. However, this growth is offset, in part, by scheduled reductions in the capital stock and franchise tax which are expected to reduce collections by 46.9%. As a result, overall corporation taxes from all sources are projected to decline 4% in fiscal year 2014. Nevertheless, gross tax receipt collections are expected to increase 0.5%. Sales and use tax receipts are estimated to grow by 3.8% and personal income tax receipts are projected to increase by 3.1% during fiscal year 2014.

  The current fiscal year 2014 General Fund budget aims to keep spending in line with available resources without raising taxes in Pennsylvania. Administrative spending of the Commonwealth was again reduced and included the proposed elimination of more than 900 positions in the government. As of 2013, there were approximately 3,000 fewer Commonwealth employees than there were in 2010.

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  Rising employer contribution rates and costs in accordance with law for the Commonwealth's two pension systems are projected to grow by a factor of three over the next four years, rising from $1.5 billion in fiscal year 2014 to $4.3 billion in fiscal year 2017. Reform of the retirement systems, as proposed and advocated by the Governor, was not enacted. The enacted budget includes the Commonwealth's component of the pension contribution of the Pennsylvania Public School Employees Retirement System funded at nearly $1.02 billion, an increase of $161 million (18.8%) over fiscal year 2013.

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  Outstanding Debt of the Commonwealth. The Commonwealth is permitted by its Constitution to incur the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate-approved debt; (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt, except tax anticipation notes, must be amortized in substantial and regular amounts. Commonwealth debt includes capital project debt, electorate-approved debt, other bonded debt, tax anticipation notes and bond anticipation notes. Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund, except for debt issued for highway purposes, which is paid from Motor License Fund appropriations.

  As of June 30, 2013, the net Commonwealth's outstanding general obligation debt totaled $10.86 billion, an increase of $132.8 million from June 30, 2012. Over the ten-year period ended June 30, 2013, the Commonwealth's total net outstanding general obligation debt increased at an annual rate of 4.8%. Within the most recent five-year period, the Commonwealth's outstanding general obligation debt has increased at an annual rate of 5.8%.

  Other State-Related Obligations.

  Moral Obligations. Moral obligation financing is a financing arrangement in which designated officials of the Commonwealth, its departments or agencies agree, when necessary, to request the General Assembly to appropriate funds as may be required to make up any deficiency in a debt service reserve fund established to assure payment of obligations issued under such an arrangement. The General Assembly is not required to approve such appropriation requests.

  Currently,the only debts of state-created organizations in Pennsylvania which bear a moral obligation of the Commonwealth are those issued by the Pennsylvania Housing Finance Agency ("PFHA"), a state created organization that provides financing for housing for lower and moderate income families in the Commonwealth. PHFA's bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund. No deficiency exists currently. As of June 30, 2013, PHFA had approximately $3.71 billion of revenue bonds outstanding.

  Lease Financing. The Commonwealth, through several of its departments and agencies, leases various real property and equipment. Some leases and their respective lease payments are, with the Commonwealth's approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

  Commonwealth Financing Authority. The Commonwealth Financing Authority (the "CFA") was established in April 2004 as an independent authority and an instrumentality of the Commonwealth. The CFA is authorized to issue its limited obligation revenue bonds and other types of limited obligation revenue financing for the purposes of promoting the health, safety, employment, business opportunities, economic activity and general welfare of the Commonwealth and its citizens through loans, grants, guarantees, leases, lines and letters of credit and other financing arrangements to benefit both for-profit and non-profit entities. The CFA's bonds and financings are to be secured by revenues and accounts of the CFA, including funds appropriated to CFA from general revenues of the Commonwealth for repayment of CFA obligations. The obligations of the CFA do not constitute a debt or liability of the Commonwealth.

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  Since November 2005, the CFA has completed multiple bond issues to fund programs established by its original economic stimulus mission of April 2004. In 2009, the Commonwealth provided the CFA with additional bond issuance authority of up to an additional $1.3 billion to fund, among other things, water or sewer projects, storm water projects, flood control projects and high hazard unsafe dam projects and to fund the development of alternative sources of energy. As of June 30, 2012, the CFA had $1.38 billion in outstanding bond debt. The Commonwealth's General Fund has appropriation responsibility with respect to $701.2 million of such outstanding debt and the Pennsylvania Gaming and Economic Development and Tourism Fund has appropriation responsibility with respect to $679.4 million of such outstanding debt. The Commonwealth's fiscal year 2013 enacted budget appropriated $85.52 million in state funds to the CFA for payment of CFA debt service during fiscal year 2013.

  Lease for Pittsburgh Arena. In October 2007, the Commonwealth and the Sports and Exhibition Authority of Pittsburgh and Allegheny County (the "SEA") entered into a lease agreement (the "Arena Lease") that, while not creating indebtedness of the Commonwealth, creates a "subject to appropriation" obligation of the Commonwealth. In October 2007, the SEA issued $313.3 million in Commonwealth Lease Revenue Bonds (the "Arena Bonds") to finance a multi-purpose arena (the "Arena"). In April 2010, the SEA issued $17.36 million in supplemental Arena Bonds. The Arena Bonds are not debt of the Commonwealth but are limited obligations of the SEA payable solely from the Special Revenues pledged therefor. While the Special Revenues were projected to be adequate to pay all debt service on the Arena Bonds, to the extent such revenues are in any year inadequate to cover debt service, the Commonwealth is obligated under the Arena Lease to make up any deficiency, subject in all cases to appropriation by the General Assembly. The maximum annual amount payable by the Commonwealth under the Arena Lease is $19.1 million. In December 2009, the Commonwealth was notified by the SEA that an additional $2.8 million would be required in fiscal year 2010 to support debt service. In compliance with its obligations under the Arena Lease, the Commonwealth included an appropriation request for $2.8 million from the Pennsylvania Gaming and Economic Development Tourism Fund in its fiscal year 2010 budget. Subsequent to the fiscal year 2010 budget, the Commonwealth has been annually notified by the SEA that additional funds would be required to support debt service. In each subsequent year, the Commonwealth included the appropriation request in the appropriate fiscal year budget. In fiscal year 2011, the actual amount appropriated to support the SEA debt service was $163,885 and in fiscal year 2012 it was $96,470.

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  Pennsylvania Convention Center. In April 2010, the Commonwealth acquired (through ownership and a long-term leasehold interest) the Pennsylvania Convention Center located in the City of Philadelphia (the "City"). Such acquisition was financed through the issuance by the Pennsylvania Economic Development Financing Authority ("PEDFA") of $281.08 million of its revenue bonds (the "Convention Center Bonds"). The Commonwealth, the City and the Pennsylvania Convention Center Authority (the "Convention Center Authority") entered into an Operating Agreement (the "Operating Agreement") in connection with the issuance of the Convention Center Bonds and the acquisition of the Pennsylvania Convention Center which provides for the operation of the Pennsylvania Convention Center by the Convention Center Authority (which will also lease the facility), for the City to make an annual payment of $15 million plus a percentage of its Hotel Room Rental Tax and Hospitality Promotion Tax revenues to support operations of the Pennsylvania Convention Center and for the Commonwealth to make payments to finance operating deficits and operating and capital reserve deposits of the Pennsylvania Convention Center and to pay debt service on the Convention Center Bonds. The Commonwealth has also entered into a Grant Agreement (the "Grant Agreement") with PEDFA and U.S. Bank National Association, as trustee for the Convention Center Bonds, with respect to the obligations of the Commonwealth to make the payments required under the Operating Agreement and related amounts due with respect to the Pennsylvania Convention Center and the Convention Center Bonds.

  The obligations of the Commonwealth under the Operating Agreement and the Grant Agreement do not create indebtedness of the Commonwealth but are payable from (1) funds available in the Gaming Economic Development and Tourism Fund and (2) other funds of the Commonwealth, subject to annual appropriation by the legislature. Payments from the Gaming Economic Development and Tourism Fund of up to $64,000,000 per year for up to 30 years (but not exceeding $880 million in the aggregate) have been appropriated by the General Assembly to the payment of debt issued with regard to the Pennsylvania Convention Center and for operating expenses of the Pennsylvania Convention Center; however, there is no requirement that funds in the Gaming Economic Development and Tourism Fund be applied for that purpose. Moneys in the Gaming Economic Development and Tourism Fund have also been appropriated by the General Assembly to a number of other projects and could be appropriated to additional projects in the future. Any payments due from the Commonwealth under the Operating Agreement and the Grant Agreement and which are not paid from the Gaming Economic Development and Tourism Fund are subject to annual appropriation by the General Assembly. The Commonwealth currently projects that payments materially in excess of the aggregate $880 million appropriated from the Gaming Economic Development and Tourism Fund will be required to be paid by it to satisfy the Commonwealth's obligations under the Operating Agreement and the Grant Agreement over the terms of such agreements.

   Pension and Retirement Systems. The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations. State employees and employees of certain state related organizations are members of the State Employees' Retirement System ("SERS"). Public school employees are members of the Public School Employees' Retirement System ("PSERS"). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees. The Commonwealth's retirement programs are funded by contributions from both the employer and employee at varying rates.

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  Like many other public pension systems in the United States, the recent recession had a significant impact on the investment performance of PSERS and SERS. For example, PSERS generated a negative 26.54% annual return in fiscal year 2009, while SERS generated a negative 28.7% annual return in calendar year 2008. In fiscal years 2010, 2011, 2012 and 2013, PSERS generated annual returns of 14.59%, 20.37%, 3.43% and 7.96%, respectively. Likewise, SERS generated annual returns of 9.1%, 11.9%, 2.7% and 12% in calendar years 2009, 2010, 2011 and 2012, respectively. Due, in part, to these performance rates, unfunded actuarial accrued liabilities of PSERS and SERS have grown significantly in recent years. As of December 31, 2012, the unfunded actuarial accrued liability of SERS was $17.75 billion, up from $2.8 billion in 2008. As of June 30, 2010, the unfunded actuarial accrued liability of PSERS was $29.53 billion, up from $9.92 billion in fiscal year 2008.

  In addition to a defined benefit pension plan for State employees and employees of certain state-related organizations, the Commonwealth also provides health care plans for its eligible retirees and their qualifying dependents. These and similar plans are commonly referred to as "other post-employment benefits" or "OPEBs." The Commonwealth provides OPEB under two plans. The Retired Pennsylvania State Police Program provides collectively bargained benefits to retired state enlisted members and their dependents. The Retired Employee Health Program provides Commonwealth-determined benefits to other retired state employees and their dependents. The General Assembly, based upon the Governor's request, annually appropriates funds to meet the obligation to pay current retiree health care benefits on a "pay-as-you-go" basis. Retiree health care expenditures are currently funded by the Commonwealth's General Fund (approximately 46%), and by federal and other funds. Commonwealth costs for such benefits totaled $626 million in fiscal year 2011, $662 million in fiscal year 2012 and $629 million in fiscal year 2013. Fiscal year 2014 employer contributions for retiree health care are estimated at $699 million.

  Government Authorities and Other Organizations. Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations.

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  City of Philadelphia. The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by legislation in 1991 to assist the City of Philadelphia, the Commonwealth's largest city, in remedying its fiscal emergencies. PICA is authorized to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain City general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of the City of Philadelphia as of June 30, 1992 of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on September 17, 2013.

  No further bonds may be issued by PICA for the purpose of either financing capital projects or a deficit, as the authority for such bond issuance expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $409.3 million in special revenue bonds outstanding as of June 30, 2012. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

  Litigation. The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and, consequently, its ability to pay debt service on its obligations. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the Commonwealth to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.

   In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund, which was $20 million in fiscal year 2013.

  The Commonwealth also represents and indemnifies employees who have been sued under federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities. There are no caps on damages in civil rights actions. The Commonwealth's self-insurance program covers damages in these cases up to $250,000 per incident. Damages in excess of $250,000 are paid from departmental and agency operating and program appropriations.

  Bond Ratings. All of the foregoing factors could affect the outstanding obligations of the Commonwealth and its municipalities and political subdivisions, including obligations held by the funds. Further, there can be no assurance that the same factors that adversely affect the economy of the Commonwealth generally will not also adversely affect the market value or marketability of obligations issued by local units of government or local authorities in the Commonwealth, or the ability of the obligators to pay the principal of or interest on such obligations.

  As of January 28, 2014, Pennsylvania's general obligation debt was assigned a rating of Aa2 by Moody's Investors Service, Inc. and AA by both Standard & Poor's Rating Services and Fitch, Inc.

  Each such rating reflects only the views of the respective rating agency and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if in the judgment of such rating agency circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the bonds.

  Puerto Rico. The following section provides only a summary of (and does not purport to explain, predict, or fully describe) the complex factors, including both economic and political conditions, affecting the financial situation in the Commonwealth of Puerto Rico (as used in this section, the "Commonwealth" or "Puerto Rico") and is based on information in publicly available documents. This information has not been independently verified and it should be noted that municipal issuers may not be subject to the same disclosure requirements as other bond issuers, and any information provided by municipal issuers may be less reliable than information provided by other bond issuers. The information provided below is subject to change rapidly, substantially, and without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the Commonwealth or its issuers since the date of its preparation. Any such change(s) may adversely affect the Commonwealth's and applicable issuer's cash flows, expenditures, or revenues, or otherwise negatively impact the current or projected Commonwealth financial situation, which in turn could hamper fund performance.

  Further, the marketability, valuation or liquidity of municipal securities issued by the Commonwealth, its localities, and their political subdivisions, instrumentalities, or authorities (collectively, "Puerto Rico Municipal Securities") may be negatively affected in the event that an issuer of Puerto Rico Municipal Securities defaults on its debt obligations or other market events arise, which in turn may negatively affect fund performance, sometimes substantially. A credit-rating downgrade relating to default by, or insolvency of, one or several issuers of Puerto Rico Municipal Securities could affect the market values, marketability and liquidity of many or all Puerto Rico Municipal Securities.

  In addition, economic and other conditions within the Commonwealth may affect the credit risk of the Commonwealth's localities, and their political subdivisions, instrumentalities or authorities to the extent that such issuers are reliant upon appropriations from the Commonwealth. Puerto Rico continues to face severe fiscal and economic stress, including substantial budget deficits, which could negatively affect the value of investments in Puerto Rico Municipal Securities. The difficulties encountered by insurers of Puerto Rico Municipal Securities in the wake of the recent financial crisis and other credit and overall market events may also continue to impact Puerto Rico Municipal Securities negatively. Furthermore, recent federal actions, such as the expiration of the federal payroll tax holiday, increases in taxes on certain high-income individuals, mandatory cuts to federal spending known as "sequestration," and continued political gridlock related to the federal government's budget and debt ceiling, may have a materially adverse impact on the Commonwealth's financial condition. Although the full effects of these events remain uncertain, any deterioration in the Commonwealth's financial condition may have a negative effect on the value, marketability and liquidity of Puerto Rico Municipal Securities.

  There can be no assurances that the Commonwealth will not continue to face significant fiscal and economic stress or that the economic environment will not worsen, further adversely impacting the Commonwealth's financial condition and the ability of issuers of Puerto Rico Municipal Securities to satisfy the obligations on their outstanding debt.

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  Relationship between Puerto Rico and the United States. Puerto Rico's constitutional status is that of a territory of the United States (U.S.), and pursuant to the territorial clause of the U.S. Constitution, the ultimate source of power over Puerto Rico is the U.S. Congress. The Commonwealth exercises virtually the same control over its internal affairs as do the 50 U.S. states. It differs from the states, however, in its relationship with the U.S. federal government. The people of Puerto Rico are citizens of the U.S. but do not vote in U.S. national elections. They are represented in Congress by a Resident Commissioner that has a voice in the House of Representatives but no vote (except in House committees and sub-committees to which he belongs). Most U.S. federal taxes, except those such as Social Security taxes, are not levied in Puerto Rico. No U.S. federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. Income earned by Puerto Rico residents from sources outside of Puerto Rico, however, is subject to federal income tax.

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  The Economy of Puerto Rico. The economy of Puerto Rico is closely linked to the U.S. economy, as most of the external factors that affect the Puerto Rico economy (other than oil prices) are determined by the policies and performance of the U.S. economy. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. The economy of Puerto Rico also depends, in part, on transfers from the federal government. In fiscal year 2012, aggregate personal income totaled $62.3 billion, including approximately $16.0 billion in transfer payments from the federal government. These federal transfer payments were made to individuals in Puerto Rico under various social programs including Medicaid, Social Security, Veteran's Benefits and U.S. Civil Service Retirement Benefits. The Commonwealth in the past has established policies and programs directed principally at developing the manufacturing and service sectors and expanding and modernizing the Commonwealth's infrastructure. Domestic and foreign investments have historically been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations, and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the population.

  Puerto Rico's economy experienced a considerable transformation during the second half of the twentieth century, from an agricultural-based economy to an industrial one. Factors contributing to this transformation included government-sponsored economic development programs, increases in the level of federal transfer payments, and the relatively low cost of borrowing. In some years, these factors were aided by a significant rise in construction investment driven by infrastructure projects, private investment, primarily in housing, and relatively low oil prices. Nevertheless, the significant oil price increases experienced from January 2002 to June 2008, the contraction of the manufacturing sector, and the budgetary pressures on government finances triggered a general contraction in the economy.

  The Commonwealth's economy entered into a recession in the fourth quarter of fiscal year 2006. For fiscal years 2009, 2010, and 2011, the real GNP contracted by 3.8%, 3.6% and 1.6%, respectively. For fiscal year 2012, real GNP grew by 0.1%. As of April 2013, the Puerto Rico Planning Board (Planning Board) projected a decrease of 0.4% in the Commonwealth's real GNP for fiscal year 2013 and an increase of 0.2% in the Commonwealth's real GNP for fiscal year 2014.

  According to the Puerto Rico Department of Labor, the recession had a significant impact on employment rates in the Commonwealth. From fiscal year 2000 to fiscal year 2013, total employment decreased at an average annual rate of 0.9%, from 1,150,291 to 1,029,019. A reduction in total employment began in the fourth quarter of fiscal year 2007 and has continued consistently through fiscal year 2013. This trend continued during the first two months of fiscal year 2014, as total employment fell at an average rate of 2.3% over the same period in the prior fiscal year. According to the Puerto Rico Department of Labor and Human Resources Household Employment Survey ("Household Survey"), total employment fell by 1.1% in fiscal year 2012 and by 0.6% in fiscal year 2013. The unemployment rate for fiscal year 2012 and for fiscal year 2013 was 15.2% and 14.0%, respectively.

  The dominant sectors of the Puerto Rico economy in terms of production and income are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher-wage, high-technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. Total employment in the manufacturing sector decreased by 39,800 from fiscal year 2005 to fiscal year 2013. For fiscal years 2009, 2010, 2011, 2012, and 2013, manufacturing employment decreased by 7.0%, 8.7%, 3.0%, 2.6% and 7.1%, respectively. For the first two months of fiscal year 2014, average employment in the sector decreased by 6,300 jobs, or 7.7%, compared to the same period of the previous year. Given that this sector pays, on average, the highest wages in Puerto Rico, its general downturn represents a major difficulty for restoring growth for the whole economy. There are several reasons that explain this sector's job shrinkage: the end of the phase-out of the tax benefits afforded by Section 936 of the U.S. Internal Revenue Code, the net loss of patents on certain pharmaceutical products, the escalation of manufacturing production costs (particularly electricity), the increased use of job outsourcing, and, currently, the effects of the global economic decline. Puerto Rico's manufacturing sector continues to face increased international competition. As patents on pharmaceutical products manufactured in Puerto Rico expire and the production of such patented products is not replaced by new products, there may be additional job losses in this sector and a loss of tax revenues for the Commonwealth.

  Puerto Rico has experienced mixed results in the service sector. This sector has expanded in terms of income over the past decade, following the general trend of other industrialized economies, but with differences in the magnitudes of those changes. During the period between fiscal years 2007 and 2012, the gross domestic product (GDP) in this sector, in nominal terms, increased at an average annual rate of 1.2%, while payroll employment in this sector decreased at an average annual rate of 0.4% during that period. In the Puerto Rico labor market, self-employment, which is not accounted for in the non-farm payroll employment survey, represents approximately 15.5% of total employment. According to the Household Survey, most of the self-employment is concentrated in the service and construction sectors. The development of the service sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing and construction. The service sector ranks second to manufacturing in its contribution to GDP. The service sector is also the sector with the greatest amount of employment. Service-sector employment decreased from 565,242 in fiscal year 2007 to 558,000 in fiscal year 2013 (representing 60.4% of total, non-farm, payroll employment). The average service-sector employment for fiscal year 2013 represents an increase of 0.8% compared to the prior fiscal year.

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  General Risks. Many complex political, social, and economic factors influence the Commonwealth's economy and finances. Such factors may affect the Commonwealth's budget unpredictably from year to year. These factors include, but are not limited to: (i) developments with respect to the U.S. economy as a whole; (ii) developments with respect to the manufacturing and service sectors of the Commonwealth's economy; (iii) developments in the world economy, and in particular commodity prices such as oil; (iv) U.S. fiscal and economic policies, including fiscal stimulus efforts in general and the amount of federal aid to the Commonwealth; and (v) the impact of the Commonwealth's fiscal and economic policies.

  These factors are continually changing, and no assurances can be given with respect to how these factors or other factors will materialize in the future or what impact they will have on the Commonwealth's fiscal and economic condition. Such factors could have an adverse impact on the Commonwealth's budget and could result in declines, possibly severe, in the value of Puerto Rico Municipal Securities. These factors may also increase future borrowing costs for issuers of Puerto Rico Municipal Securities and impair their ability to pay debt service on their outstanding obligations.

  Fiscal Year 2011. The Planning Board's reports on the performance of the Puerto Rico economy for fiscal year 2011 indicate that real GNP decreased 1.6% (an increase of 2.0%) over fiscal year 2010. Nominal GNP was $65.6 billion in fiscal year 2011 ($48.3 billion in 2005 prices), compared to $64.3 billion in fiscal year 2010. Aggregate personal income increased from $60.0 billion in fiscal year 2010 to $61.6 billion in fiscal year 2011, and personal income per capita increased from $16,078 in fiscal year 2010 to $16,611 in fiscal year 2011.

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  According to the Household Survey, total employment for fiscal year 2011 averaged 1,046,719, a decrease of 28,200, or 2.6%, from the previous fiscal year. The unemployment rate for fiscal year 2011 was 16.2%, a slight reduction from 16.3% for fiscal year 2010.

  Among the variables that contributed to the decrease in GNP was the continuous contraction of the manufacturing sector and the significant increase in the price of oil, which increased by 18.9%.

  Fiscal Year 2012. The Planning Board's preliminary reports on the performance of the Puerto Rico economy for fiscal year 2012 indicate that real GNP increased 0.1% (an increase of 5.9%) over fiscal year 2011. Nominal GNP was $69.5 billion in fiscal year 2012, compared to $65.6 billion in fiscal year 2011. Aggregate personal income increased from $61.6 billion in fiscal year 2011 to $62.3 billion in fiscal year 2012, and personal income per capita increased from $16,611 in fiscal year 2011 to $16,934 in fiscal year 2012.

  According to the Household Survey, total employment for fiscal year 2012 averaged 1,035,465, a decrease of 1.1% compared to the previous fiscal year. The unemployment rate for fiscal year 2012 was 15.2%, down from 16.2% in fiscal year 2011.

  Forecast for Fiscal Years 2013 and 2014. In April 2013, the Planning Board released its revised GNP forecast for fiscal year 2013 and fiscal year 2014. The Planning Board revised its GNP forecast for fiscal year 2013 from a projected growth of 1.1% to a decline of 0.4%. The Planning Board's revised forecast for fiscal year 2013 took into account the estimated effects on the Puerto Rico economy of the United States budget sequestration, the end of federal funds from the American Recovery and Reinvestment Act of 2009, the impact of the initial phase of tax reform, the recent initiatives to promote private employment creation, and the end of the Commonwealth's stimulus plan. The revised forecast also considered the effect on the Puerto Rico economy of general and global economic conditions, the U.S. economy, the volatility of oil prices, interest rates, and the behavior of local exports, including expenditures by visitors. The Planning Board's forecast projects an increase in GNP of 0.2% in fiscal year 2014. The Planning Board's forecast for fiscal year 2014 took into account the estimated effect of the projected growth of the U.S. economy, tourism activity, personal consumption expenditures, federal transfers to individuals and the acceleration of investment in construction.

  Recent Reforms. In February 2013, the Commonwealth amended Act 154-2012 (Act 154), which imposes an excise tax on the acquisition of certain manufacturing products produced and services rendered in Puerto Rico. The amendment extended the effective period of the excise tax until December 31, 2017 and reset the excise tax rate to a fixed 4% commencing on July 1, 2013. It is projected that for fiscal year 2014, revenues from Act 154 will amount to $1.956 billion and constitute approximately 20.5% of the total revenues of the General Fund.

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  In June 2013, the Commonwealth adopted significant reforms to its tax laws to broaden the tax base and increase its revenues. These changes included an increase in certain income taxes and a limitation of certain deductions applicable to corporations; increase in the taxes paid by self-employed professionals; a limitation on mortgage interest deductions; a moratorium on certain tax credits; an increase in the excise tax on tobacco products; an additional 1% tax on insurance underwriting premiums; the imposition of a sales and use tax on certain business-to-business transactions; the elimination of certain exemptions to the sales and use tax on purchases made by certain entities; and the elimination of the resellers certificate exempting resellers from paying sales and use tax on their purchases and its substitution with a new credit system for such taxes paid.

  Although these measures are designed to generate additional revenues that would assist the Commonwealth in meeting its obligations and reducing its deficits, there can be no guarantee that these reforms will meet their objectives or prevent the Commonwealth from defaulting on its obligations. In addition, it is possible that these measures may create additional pressure on the Commonwealth's economy, which could harm the value of any or all Puerto Rico Municipal Securities.

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  Structural Budget Imbalance. Since 2000, the Commonwealth has faced a number of fiscal challenges, including an imbalance between its General Fund total revenues and expenditures. The imbalance reached its highest level in fiscal year 2009, when the deficit was approximately $2.9 billion. In fiscal year 2012, the budget deficit was approximately $2.4 billion. Preliminary results for fiscal year 2013 show that the Commonwealth was able to reduce its deficit to approximately $1.3 billion. The budget for fiscal year 2014 contemplates a further reduction of the deficit to $820 million, which will be financed by a refinancing of $575 million of general obligation debt service payments and $245 million of new borrowings. Although the Commonwealth continues to pursue deficit reduction policies, the Commonwealth's ability to continue to reduce its deficit will depend in part on its ability to continue increasing revenues and reducing expenditures, which in turn depends on several factors, including improvements in economic conditions.

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  Results for Fiscal Year 2011. General Fund total revenues for fiscal year 2011 were approximately $8.3 billion. This represents an increase of $311 million, or 3.9% from fiscal year 2010. The increase in General Fund revenues was due primarily to an increase of $170.1 million in tax withholdings from non-residents and the collection of $677.6 million as a result of the new temporary excise tax and the expansion of the taxation of certain foreign persons. This increase was partially offset by a $406.5 million decline in collections from income tax on individuals as a result of tax reform and current economic conditions.

  General Fund total expenditures for fiscal year 2011 were approximately $10.1 billion, consisting of nearly $9.1 billion of operating expenditures, $267 million in Puerto Rico Building Authority ("PBA") rental payments and $801.8 million of other financing uses (principally debt service payments). The total expenditures exceeded total revenues by approximately $1.8 billion, or 21.6%. The difference between revenues and expenses for fiscal year 2011 was covered principally by Puerto Rico Sales Tax Financing Corporation ("COFINA") bonds.

   Results for Fiscal Year 2012. General Fund total revenues for fiscal year 2012 were approximately $8.8 billion. This represents an increase of $440 million, or 5.3%, from fiscal year 2011. The increase in General Fund revenues was due mainly to an increase of approximately $1.2 billion in excise tax revenues. This increase was partially offset by a $353 million decrease in income taxes collected and a $200 million decrease due to the expiration of the Commonwealth's special property tax.

  GeneralFund total expenses for fiscal year 2012 were nearly $11.2 billion, consisting of $9.9 billion of operating expenditures, $331 million in rent payments to the PBA, and $915.9 million of other financing uses (principally debt service payments). These expenses were $1 billion, or 10% higher than in fiscal year 2011. For fiscal year 2012, the difference between total revenues and expenses was covered with $952 million worth of proceeds from COFINA bonds, $839.8 million of debt restructuring, and other financing sources including lines of credit from the Government Development Bank for Puerto Rico ("GDB").

  Preliminary Results for Fiscal Year 2013. Preliminary General Fund total revenues for fiscal year 2013 are expected to be approximately $8.7 billion. Preliminary total expenditures for fiscal year 2013 are expected to be approximately $10 billion, consisting of $8.7 billion in operating expenditures, $383 million in PBA rental payments and $880.8 million of other financing (principally debt service payments). This represents a decrease of nearly $1.2 billion in expenditures from fiscal year 2012. Certain recurring expenses for fiscal year 2013 were funded from non-General Fund sources, including a $105 million carry-forward surplus reserve from prior years from the Department of Education, and $31 million in excess sick-leave liquidations for the Puerto Rico Police.

  Fiscal Stabilization Plan. In 2009, the Commonwealth began implementation of a comprehensive fiscal stabilization plan (the "Fiscal Plan") aimed at protecting its credit and investment-grade ratings. The Fiscal Plan aims to achieve a balanced budget on or before fiscal year 2016. The Fiscal Plan's proposed measures include increasing tax revenues and reducing spending; reforming the Commonwealth's Employees Retirement System and Teachers Retirement System; reforming the Commonwealth's public corporations with the aim of making them self-sufficient and not reliant on budgetary subsidies from the Commonwealth; Commonwealth Office of Management and Budget spending controls; and improving government efficiency.

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   Budget for Fiscal Year 2013.The enacted budget for fiscal year 2013 provided for total resources of $15.6 billion, of which $9.1 billion were General Fund resources. Of these resources, $8.5 billion came from internal sources including $2.1 billion from personal income taxes, $1.6 billion from corporate income taxes, and $691 million from sales and use taxes. The 2013 budget provided for total expenditures of $15.6 billion, of which $9.1 billion corresponded to the General Fund. For fiscal year 2013, major appropriations from the General Fund included over $3.1 billion for education programs, $1.3 billion for health services and $1.5 billion for public safety and protection. Proceeds from COFINA bonds totaling approximately $332.7 million were used to bridge the gap between General Fund resources and expenditures.

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   Budget for Fiscal Year 2014. The 2014 budget provides for total resources of nearly $16 billion, of which approximately $9.8 billion are General Fund resources. These General Funds resources include $245 million in deficit financing.

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  The most significant differences between thebudgets for fiscal years 2014 and 2013 arise primarily from the projected collections from Sales Tax (up $280.0 million, attributable mainly to the elimination of certain Sales Tax exemptions), corporate income tax (up $466.0 million), withholding taxes on non-residents (down $122.0 million), alcoholic beverage taxes (down $6.0 million), excise taxes (up $238.0 million), and personal income taxes (down $19.0 million).

  The budget for fiscal year 2014 provides for total expenditures of approximately $16 billion (of which nearly $9.8 billion correspond to the General Fund), consisting of $4.6 billion for education, $3.1 billion for welfare, $1.7 billion for public safety and protection, and $6.6 billion for other expenses, expecting a $159 million year-end balance. The increase in proposed budget General Fund expenses for fiscal year 2014 totals $688 million. The main drivers of this increase are incremental debt service, additional contributions to government employee retirement systems, increases in funding for the University of Puerto Rico; and an increase in the budget of the Department of Education, which operated partially during fiscal year 2013 with a non-recurring, carry-forward surplus reserve from prior fiscal years.

  Public Sector Debt. The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue. Section 2 of Article VI of the Constitution of the Commonwealth provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued that is payable in any fiscal year, together with any amount paid by the Commonwealth in the fiscal year preceding the fiscal year of such proposed issuance on account of bonds or notes guaranteed by the Commonwealth, exceed 15% of the average annual revenues raised under the provisions of Commonwealth legislation and deposited into the treasury in the two fiscal years preceding the fiscal year of such proposed issuance. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded through payments by the Commonwealth on such guaranteed debt. Annual debt service payments on bonds guaranteed by the Commonwealth are not included in the calculation of the 15% debt limitation. In the event any of the public corporations issuers of guaranteed bonds are unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund, and such debt service would be included in the calculation of the 15% constitutional debt limitation. The Commonwealth's policy has been and continues to be to manage such debt within the constitutional limitation. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products.

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   Commonwealth Debt. As of June 30, 2013, the Commonwealth had approximately $70.04 billion in public-sector debt outstanding, of which approximately $20.28 billion was related to the Commonwealth's General Fund. Public-sector debt is primarily payable from Commonwealth or municipal taxes, Commonwealth appropriations and rates charged by public corporations for services or products, as well as debt payable from other sources. As a result of the Commonwealth's outstanding general obligation bonds, appropriation bonds and certain other guaranteed debt, the Commonwealth is expected to incur debt service requirements of $1.16 billion in fiscal year 2013, $1.16 billion in fiscal year 2014, and $1.22 billion in fiscal year 2015. These figures may not represent the amount appropriated for debt service by the Commonwealth in a given year.

  Retirement Systems. Substantially all of the public employees of the Commonwealth and its instrumentalities are covered by five retirement systems: the Employees Retirement System of the Government of the Commonwealth (the Employees Retirement System), the Puerto Rico System of Annuities and Pensions for Teachers (the Teachers Retirement System), the Commonwealth Judiciary Retirement System (the Judiciary Retirement System), the Retirement System of the University of Puerto Rico (the University Retirement System) and the Employees Retirement System of Puerto Rico Electric Power Authority (the Electric Power Authority Retirement System). The Employees Retirement System and the Teachers Retirement System are the largest plans, both in number of active members and retirees and in the amount of their actuarial accrued liabilities.

  The University Retirement System and the Electric Power Authority Retirement System cover employees of the University of Puerto Rico and Electric Power Authority, respectively, and are funded by those public corporations from their revenues. Although the Commonwealth is not required to contribute directly to those two systems, a large portion of the University's revenues is derived from legally mandated legislative appropriations.

  As of June 30, 2013, the total number of participants in the three government retirement systems funded principally with government appropriations was as follows: Employees Retirement System, 260,497; Teachers Retirement System, 80,707; and Judiciary Retirement System, 818. The three systems are funded principally by contributions made by employers (the Commonwealth, public corporations, and municipalities) and employees, as well as investment income. The Commonwealth central government is responsible for approximately 59% of total employer contributions to the Employees Retirement System, and the other 41% is the responsibility of public corporations and municipalities. The Commonwealth central government is also responsible for 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively.

   One of the challenges every administration has faced during the past 20 years is how to address the growing unfunded pension benefit obligations and funding shortfalls of the three government retirement systems (the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System) that are funded principally with budget appropriations from the Commonwealth's General Fund. As of June 30, 2012, the date of the latest actuarial valuations of the retirement systems, the unfunded actuarial accrued liability (including basic and system administered benefits) for the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System was $26.4 billion, $10.3 billion and $358 million, respectively, and the funded ratios were 4.5%, 17.0% and 14.1%, respectively.

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  On April 4, 2013, the Commonwealth enacted comprehensive reforms of the Employees Retirement System, the largest of the three public retirement funds funded primarily with budget appropriations from the General Fund. The reforms adopted in this legislation include (i) freezing and grandfathering of benefits that accrued prior to July 1, 2013; (ii) amending of the formulas used to calculate retirement benefits; (iii) adoption of a system of paying benefits in the form of a lifetime annuity, rather than a lump sum; (iv) elimination of "merit pensions," which provide more extensive benefits to employees with a certain number of years of service; (v) increasing the retirement age for certain classes of participants; (vi) increasing employee contributions; (vii) elimination or reduction of various benefits granted by special laws; (viii) increasing the minimum monthly pension for existing retirees; and (ix) elimination or modification of other benefits, including disability and survivor benefits. The constitutionality of these reforms was upheld by the Puerto Rico Supreme Court after it was challenged in several lawsuits brought by participants of the Employees Retirement System.

  The Commonwealth also enacted legislation that provides for incremental annual contributions from employers (including municipalities and certain public corporations), beginning in fiscal year 2014 and up to fiscal year 2033. These contributions, the levels of which will be determined on an annual basis, will supplement the statutory rates of employer contributions adopted in 2011.

  Enactment of these reforms has improved the outlook of the Employees Retirement System. Prior to enactment, it was projected that the Employees Retirement System's assets would have been depleted by fiscal year 2019, with an average annual cash funding shortfall of $905 million between fiscal year 2019 and fiscal year 2043. Based on current census data, expectations of market conditions, and other actuarial information, the Commonwealth believes that these reforms should improve the outlook of the Employees Retirement System's current and future obligations.

  As a result of the 2013 reforms, the Employees Retirement System is expected to experience decreasing funding shortfalls over the coming years. The funding shortfall for the Employees Retirement System is expected to be $806 million in fiscal year 2013. In fiscal year 2014, during which the 2013 reforms will take effect, the funding shortfall is expected to be $524 million.

  The 2013 reforms do not address the underfunding of the Teachers Retirement System or the Judiciary Retirement System, though the Commonwealth is evaluating options for addressing the funding shortfall of the Teachers RetirementSystem. Based on current employer and member contributions to these two systems, the unfunded actuarial accrued liability will continue to increase significantly, with a corresponding decrease in the funded ratio. The current annual contributions are not sufficient to fund pension benefits, and thus, are also insufficient to amortize the unfunded actuarial accrued liability. Because annual benefit payments and administrative expenses of the retirement systems have been significantly larger than annual employer and member contributions, the retirement systems have been forced to use investment income, borrowings and sale of investment portfolio assets to cover funding shortfalls. The funding shortfall (basic system benefits, administrative expenses and debt service in excess of contributions) for fiscal year 2013 for the Teachers Retirement System and the Judiciary Retirement System is expected to be approximately $334 million and $9 million, respectively. For fiscal year 2014, the funding shortfall is expected to be $331 million and $10 million, respectively. The assets of the Teachers Retirement System and Judiciary Retirement System are expected to continue to decline.

  Based on the assumptions used in the latest actuarial valuations, including the expected continued funding shortfalls: (i) the Teachers Retirement System would deplete its net and gross assets by fiscal year 2021; and (ii) the Judiciary Retirement System would deplete its net and gross assets by fiscal year 2019. The years for actual depletion of the assets could vary depending on how actual results differ from the assumptions used in the actuarial valuations, as well as based on any future changes to the contribution and benefits structures of the retirement systems.

  Since the Commonwealth and other participating employers (such as municipalities and participating public corporations) are ultimately responsible for any funding deficiency in the three retirement systems, the depletion of the assets available to cover retirement benefits will require the Commonwealth and other participating employers to cover annual funding deficiencies. It is estimated that the Commonwealth would be responsible for approximately 74% of the combined annual funding deficiency of the three retirement systems, with the balance being the responsibility of the municipalities and participating public corporations.

  The Commonwealth also provides non-pension post-employment benefits that consist of a medical insurance plan contribution. These benefits, which amounted to $250 million for fiscal year 2012 and $257 million for fiscal year 2013, are funded on a pay-as-you-go basis from the General Fund and are valued using actuarial principles similar to the way pension benefits are calculated. Based on the latest actuarial valuations, as of June 30, 2012, the aggregate unfunded actuarial accrued liability of these benefits for the three retirement systems was $2.9 billion.

  Failure to further address the retirement systems' funding deficiencies, the continued use of investment assets to pay benefits as a result of funding shortfalls, and the resulting depletion of assets could adversely affect the ability of the retirement systems to meet the rates of return assumed in the actuarial valuations, which could in turn result in an earlier depletion of the retirement systems' assets and a significant increase in the unfunded actuarial accrued liability.

  Litigation. The Commonwealth and its officers and employees are parties to numerous legal proceedings, many of which normally occur in government operations. In addition, the Commonwealth is involved in certain other legal proceedings (described in the Commonwealth's recent Official Statements) that, if decided against the Commonwealth, might require the Commonwealth to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the Commonwealth to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments. However, the Commonwealth estimates its total exposure for pending and threatened litigation, if decided against the Commonwealth, to be approximately $2.7 billion.

  The Commonwealth is a defendant in two lawsuits (one in a local court and one in federal court) brought by certain Federally Qualified Health Centers ("FQHC") seeking to recover nearly $800 million in Medicaid wraparound payments that the Commonwealth failed to make. After several appeals, five judgments have been entered totaling approximately $110.38 million in favor of 16 FQHCs and $1.33 million owed to the Commonwealth by one of the FQHCs. One judgment is still pending appeal. With respect to the federal case, litigation is ongoing. As of June 30, 2013, the Commonwealth estimated its exposure from this legal contingency could be $650 million if a final judgment is entered against the Commonwealth.

  The Commonwealth is also a defendant in a class-action lawsuit initiated in 1980 by parents of special-education students, alleging that the Commonwealth failed to provide legally required special education services. Since 2002, the Commonwealth has been subject to daily fines arising from its noncompliance. Individual claims for damages are still pending. As of June 30, 2013, the Commonwealth estimated its exposure from this legal contingency could be $650 million if a final judgment is entered against the Commonwealth.

  Municipal Downgrades and Insolvency. Municipal bonds may be more susceptible to being downgraded, and issuers of municipal bonds may be more susceptible to default and insolvency, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending, and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of a fund's investments.

  Recent downgrades of certain municipal securities insurers have negatively impacted the price of certain insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims. Certain municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates, which may reduce revenues available for municipal issuers to pay existing obligations. Should the Commonwealth, its localities, their political subdivisions, instrumentalities or authorities fail to sell bonds at anticipated times or rates, these issuers could experience significantly increased costs and weaker overall cash positions, which could jeopardize their ability make required payments on their outstanding debt obligations.

  Bond Ratings. As of October 28, 2013, Moody's Investor Services, Inc. assigned Puerto Rico's general obligation debt a rating of "Baa3" with a negative outlook.

  As of October 28, 2013, Standard & Poor's Rating Services assigned Puerto Rico's general obligation debt a rating of "BBB-" with a negative outlook.

  As of October 28, 2013, Fitch, Inc. assigned Puerto Rico's general obligation debt a rating of "BBB-" with a negative outlook.

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  Each such rating reflects only the views of the respective rating agency and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if in the judgment of such rating agency circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the bonds.

  PORTFOLIO TRANSACTIONS

  Orders for the purchase or sale of portfolio securities are placed on behalf of a fund by FMR pursuant to authority contained in the management contract. To the extent that FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section.

  FMR or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

  A fund will not incur any commissions or sales charges when it invests in shares of open-end investment companies (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

  Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

  Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by a fund for any fixed-income security, the price paid by a fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

  The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of each fund. The Trustees also review the compensation paid by each fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

  FMR.

  The Selection of Securities Brokers and Dealers

  FMR or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) with which to place a fund's portfolio securities transactions. In selecting securities brokers, including affiliates of FMR, to execute a fund's portfolio securities transactions, FMR or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FMR's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, FMR or its affiliates may choose to execute an order using ECNs, including algorithmic trading, crossing networks, direct market access and program trading, or by actively working an order. Other possibly relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with FMR or its affiliates; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

  The trading desks through which FMR or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.

  In seeking best qualitative execution for portfolio securities transactions, FMR or its affiliates may select a broker that uses a trading method, including algorithmic trading, for which the broker may charge a higher commission than its lowest available commission rate. FMR or its affiliates also may select a broker that charges more than the lowest available commission rate available from another broker. FMR or its affiliates may execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of FMR or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM. FMR or its affiliates may choose to execute futures transactions electronically.

  FMR may enter into trading services agreements with its affiliates to facilitate transactions in non-United States markets.

  The Acquisition of Brokerage and Research Products and Services

  Brokers (who are not affiliates of FMR) that execute transactions for a fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FMR or its affiliates.

  Research Products and Services. These products and services may include, when permissible under applicable law: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FMR or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement FMR's or its affiliates' own research activities in providing investment advice to the funds.

  Execution Services. In addition, brokerage and research products and services may include, when permissible under applicable law, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

  Mixed-Use Products and Services. Although FMR or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services, they may use commission dollars to obtain certain products or services that are not used exclusively in FMR's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FMR or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

  Benefit to FMR. FMR's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. To minimize the potential for conflicts of interest, the trading desks through which FMR or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities. Furthermore, certain of the brokerage and research products and services that FMR or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to FMR or its affiliates or have no explicit cost associated with them. In addition, FMR or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.

  FMR's Decision-Making Process. In connection with the allocation of fund brokerage, FMR or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to FMR or its affiliates, viewed in terms of the particular transaction for a fund or FMR's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which FMR or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with a fund's brokerage may not benefit the fund. While FMR or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FMR, its affiliates, nor the funds incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist FMR or its affiliates in terms of their overall investment responsibilities to a fund or any other investment companies and investment accounts for which FMR or its affiliates have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FMR or its affiliates.

  Research Contracts. FMR or its affiliates have arrangements with certain third-party research providers and brokers through whom FMR or its affiliates effect fund trades, whereby FMR or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FMR or its affiliates may still cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FMR or its affiliates, or that may be available from another broker. FMR or its affiliates view hard dollar payments for research products and services as likely to reduce a fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and used to pay fund expenses, as described below, will decrease. FMR's or its affiliates' determination to pay for research products and services separately, rather than bundled with fund commissions, is wholly voluntary on FMR's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

  Commission Recapture

  FMR or its affiliates may allocate brokerage transactions to brokers (who are not affiliates of FMR) who have entered into arrangements with FMR or its affiliates under which the broker, using a predetermined methodology, rebates a portion of the compensation paid by a fund to offset that fund's expenses. Not all brokers with whom a fund trades have been asked to participate in brokerage commission recapture.

  Affiliated Transactions

  FMR or its affiliates may place trades with certain brokers, including National Financial Services LLC (NFS), with whom they are under common control, provided FMR or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. In addition, FMR or its affiliates may place trades with brokers that use NFS as a clearing agent.

  The Trustees of each fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

  Non-U.S. Securities Transactions

  To facilitate trade settlement and related activities in non-United States securities transactions, FMR or its affiliates may effect spot foreign currency transactions with foreign currency dealers.

  Trade Allocation

  Although the Trustees and officers of each fund are substantially the same as those of certain other Fidelity funds, investment decisions for each fund are made independently from those of other Fidelity funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

  When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by FMR to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

  Fidelity Investments Money Management, Inc. (FIMM).

  The Selection of Securities Brokers and Dealers

  FIMM or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) with which to place a fund's portfolio securities transactions. In selecting securities brokers, including affiliates of FIMM, to execute a fund's portfolio securities transactions, FIMM or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FIMM's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager. Based on the factors considered, FIMM or its affiliates may choose to execute an order by using an electronic trading platform or by calling one or more dealers. Other possibly relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity provided by individual brokers; the reliability of a broker; the broker's overall trading relationship with FIMM or its affiliates; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

  The trading desks through which FIMM or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.

  FIMM may enter into trading services agreements with FMR or its affiliates to facilitate transactions in non-United States markets.

  The Acquisition of Brokerage and Research Products and Services

  Brokers (who are not affiliates of FIMM) that execute transactions for a fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FIMM or its affiliates.

  Research Products and Services. These products and services may include, when permissible under applicable law: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FIMM or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement FIMM's or its affiliates' own research activities in providing investment advice to the funds.

  Execution Services. In addition, brokerage and research products and services may include, when permissible under applicable law, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

  Mixed-Use Products and Services. Although FIMM or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services, they may use commission dollars to obtain certain products or services that are not used exclusively in FIMM's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FIMM or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

  Benefit to FIMM. FIMM's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. To minimize the potential for conflicts of interest, the trading desks through which FIMM or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities. Furthermore, certain of the brokerage and research products and services FIMM or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to FIMM or its affiliates or have no explicit cost associated with them. In addition, FIMM or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.

  FIMM's Decision-Making Process. In connection with the allocation of fund brokerage, FIMM or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to FIMM or its affiliates, viewed in terms of the particular transaction for a fund or FIMM's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which FIMM or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with a fund's brokerage may not benefit the fund. While FIMM or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FIMM, its affiliates, nor the funds incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist FIMM or its affiliates in terms of their overall investment responsibilities to a fund or any other investment companies and investment accounts for which FIMM or its affiliates have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FIMM or its affiliates.

  Research Contracts. FIMM or its affiliates have arrangements with certain third-party research providers and brokers through whom FIMM or its affiliates effect fund trades, whereby FIMM or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FIMM or its affiliates may still cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FIMM or its affiliates, or that may be available from another broker. FIMM or its affiliates view hard dollar payments for research products and services as likely to reduce a fund's total commission costs. FIMM's or its affiliates' determination to pay for research products and services separately, rather than bundled with fund commissions, is wholly voluntary on FIMM's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

  Affiliated Transactions

  FIMM or its affiliates may place trades with certain brokers, including NFS, with whom they are under common control, provided FIMM or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. In addition, FIMM or its affiliates may place trades with brokers that use NFS as a clearing agent.

  The Trustees of each fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

  Non-U.S. Securities Transactions

  To facilitate trade settlement and related activities in non-United States securities transactions, FMR or its affiliates may effect spot foreign currency transactions with foreign currency dealers.

  Trade Allocation

  Although the Trustees and officers of each fund are substantially the same as those of certain other Fidelity funds, investment decisions for each fund are made independently from those of other Fidelity funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

  When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by FIMM to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

  Commissions Paid

  A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

  For the fiscal periods ended December 31, 2013 and 2012, the portfolio turnover rates were 9% and 16%, respectively, for Fidelity Pennsylvania Municipal Income Fund. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in FMR's investment outlook.

  For the fiscal years ended December 31, 2013, 2012, and 2011, each fund paid no brokerage commissions.

  During the fiscal year ended December 31, 2013, each fund paid no brokerage commissions to firms for providing research or brokerage services.

  During the twelve-month period ended September 30, 2013, each fund did not allocate brokerage commissions to firms for providing research or brokerage services.

  VALUATION

   NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

  The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation oversight responsibilities to FMR. FMR has established the FMR Fair Value Committee (FMR Committee) to fulfill these oversight responsibilities.

  Municipal Bond Fund.

  Shares of open-end investment companies (including any underlying central funds) held by a fund are valued at their respective NAVs.

  Portfolio securities and assets held by an underlying money market central fund are valued on the basis of amortized cost, which is described below. Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying non-money market central fund, are valued as follows:

  If quotations are not available, debt securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

  Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

  Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. FMR engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

  Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the FMR Committee, are deemed unreliable will be fair valued in good faith by the FMR Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the FMR Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the FMR Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the FMR Committee may consider factors including price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

  Money Market Fund.

  Shares of open-end investment companies (including any underlying money market central funds) held by a fund are valued at their respective NAVs.

  Other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying money market central fund, are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a fund would receive if it sold the instrument.

  At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from a fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

  BUYING, SELLING, AND EXCHANGING INFORMATION

  A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

  Each fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

  DISTRIBUTIONS AND TAXES

  Dividends. To the extent that each fund's income is reported in a written statement to shareholders as federally tax-exempt interest, the dividends declared by the fund will be federally tax-exempt, provided that the fund qualifies to pay tax-exempt dividends. In order to qualify to pay tax-exempt dividends, at least 50% of the value of the fund's total assets (including uninvested assets) must consist of tax-exempt municipal securities at the close of each quarter of the fund's taxable year. Short-term capital gains are taxable at ordinary income tax rates.

  Generally, each fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither FMR nor the funds guarantee that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued and you may need to file an amended income tax return. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

  Interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

  A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.

  Pennsylvania Tax Matters. To the extent that each fund's distributions are derived from interest on Pennsylvania state tax-free (municipal) securities (the income from which is exempt from Pennsylvania personal income taxes), its income dividends will be exempt from the Pennsylvania personal income tax. However, distributions attributable to capital gains (whether or not from state tax-free securities) are not exempt from the Pennsylvania personal income tax. Distributions of interest earned from non-exempt obligations are not exempt from the Pennsylvania personal income tax. In the case of residents of the city of Philadelphia, distributions that are derived from interest on Pennsylvania state tax-free (municipal) securities, and distributions which are designated as capital gain dividends for federal income tax purposes, will be exempt from the Philadelphia school district investment income tax.

  Capital Gain Distributions. Each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains. Fidelity Pennsylvania Municipal Money Market Fund may distribute any net realized capital gains once a year or more often (as legally permissible), as necessary.

  Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by a fund with respect to foreign securities held directly by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by a fund.

  Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

  Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

  TRUSTEES AND OFFICERS

  The Trustees and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Elizabeth S. Acton and James C. Curvey, each of the Trustees oversees 223 funds. Ms. Acton oversees 205 funds. Mr. Curvey oversees 396 funds.

  The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

  Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

  In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

  Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

  Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

  The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

  Interested Trustees*:

  Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007 Trustee

  Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

  Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President of FMR LLC (2013-present), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

  * Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

  + The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

  Independent Trustees:

  Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013 Trustee

  Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

  Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Barnabas Health Care System. Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

  Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

  Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

  Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

  Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

  Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

Kenneth L. Wolfe (1939)
Year of Election or Appointment: 2005 Trustee

  Mr. Wolfe also serves as Trustee of other Fidelity funds. Prior to his retirement, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer (1994-2001) of Hershey Foods Corporation. He also served as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (personal care products, 2004-2009). Mr. Wolfe previously served as Chairman of the Independent Trustees of other Fidelity funds (2008-2012).

  + The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

  Officers:

  Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

  Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Robert P. Brown (1963)
Year of Election or Appointment: 2012 Vice President of Fidelity's Bond Funds

  Mr. Brown also serves as Vice President of other funds. Mr. Brown serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2010-present), President, Bond Group of FMR (2011-present), Director and Managing Director, Research of Fidelity Management & Research (U.K.) Inc. (2008-present), and is an employee of Fidelity Investments. Previously, Mr. Brown served as President, Money Market Group of FMR (2010-2011) and Vice President of Fidelity's Money Market Funds (2010-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

  Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

  Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

  Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

  Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

  Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

  Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Charles S. Morrison (1960)
Year of Election or Appointment: 2012 Vice President

  Mr. Morrison also serves as Vice President of other funds. He serves as President, Fixed Income and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Fixed Income Division.

Nancy D. Prior (1967)
Year of Election or Appointment: 2012 Vice President of Fidelity's Money Market Funds

  Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President, Money Market Group of FMR (2011-present) and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

  Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

  Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

  Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

  Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

  Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
	Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

  Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

  Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

  Standing Committees of the Funds' Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has three standing committees. The members of each committee are Independent Trustees.

  The Operations Committee is composed of all of the Independent Trustees, with Mr. Gamper currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' CCO. The committee (i) serves as the primary point of contact for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended December 31, 2013, the committee held 18 meetings.

  The Audit Committee is composed of all of the Independent Trustees, with Mr. Keyes currently serving as Chair. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair. The committee meets separately at least annually with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, and with the funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process, will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds' financial statements. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended December 31, 2013, the committee held four meetings.

  The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Johnson currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal year ended December 31, 2013, the committee held three meetings.

  The Governance and Nominating Committee is composed of Mr. Gamper (Chair), Ms. Knowles (Vice Chair), and Mr. Johnson. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended December 31, 2013, the committee held eight meetings.

  The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2013.

  Interested Trustees

DOLLAR RANGE OF FUND SHARES	Abigail P. Johnson	James C. Curvey
Fidelity Pennsylvania Municipal Income Fund	none	none
Fidelity Pennsylvania Municipal Money Market Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000
  Independent Trustees


DOLLAR RANGE OF FUND SHARES	Elizabeth S. Acton	Albert R. Gamper, Jr.	Robert F. Gartland	Arthur E. Johnson
Fidelity Pennsylvania Municipal Income Fund	none	none	none	none
Fidelity Pennsylvania Municipal Money Market Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	none
DOLLAR RANGE OF FUND SHARES	Michael E. Kenneally	James H. Keyes	Marie L. Knowles	Kenneth L. Wolfe
Fidelity Pennsylvania Municipal Income Fund	none	none	none	none
Fidelity Pennsylvania Municipal Money Market Fund	none	none	none	$50,001 - $100,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000


  The following table sets forth information describing the compensation of each Trustee for his or her services for the fiscal year ended December 31, 2013.

  Compensation Table[1]

AGGREGATE COMPENSATION FROM A FUND	Elizabeth S. Acton	Albert R. Gamper, Jr.	Robert F. Gartland	Arthur E. Johnson

Fidelity Pennsylvania Municipal Income Fund	$ 198	$ 244	$ 198	$ 200

Fidelity Pennsylvania Municipal Money Market Fund	$ 334	$ 412	$ 335	$ 337

TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 391,500	$ 483,000	$ 393,000	$ 395,500

AGGREGATE COMPENSATION FROM A FUND	Michael E. Kenneally	James H. Keyes	Marie L. Knowles	Kenneth L. Wolfe
Fidelity Pennsylvania Municipal Income Fund	$ 196	$ 211	$ 223	$ 196
Fidelity Pennsylvania Municipal Money Market Fund	$ 332	$ 357	$ 377	$ 332
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 389,000	$ 419,000	$ 441,750	$ 389,000

  1 Abigail P. Johnson and James C. Curvey are interested persons and are compensated by Fidelity.


  A Reflects compensation received for the calendar year ended December 31, 2013 for 223 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts deferred at the election of Trustees. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Robert F. Gartland, $180,000; and Michael E. Kenneally, $120,000.

  As of December 31, 2013, the Trustees and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

  CONTROL OF INVESTMENT ADVISERS

  FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FIMM, Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Inc. (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Abigail P. Johnson family, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

  At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

  FMR, FIMM, FMR U.K., FMR H.K., FMR Japan, FDC, and the funds have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

  MANAGEMENT CONTRACTS

  Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

  Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

  In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

  Management-Related Expenses (for Fidelity Pennsylvania Municipal Income Fund). In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

  Management-Related Expenses (for Fidelity Pennsylvania Municipal Money Market Fund). Under the terms of the fund's management contract, FMR is responsible for payment of all operating expenses of the fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor, and interested Trustees, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. FMR also pays all fees associated with transfer agency services and pricing and bookkeeping services.

  FMR pays all other expenses of Fidelity Pennsylvania Municipal Money Market Fund with the following exceptions: fees and expenses of the Independent Trustees, interest, taxes, brokerage commissions (if any), money market insurance premiums (beginning January 1, 2004), if any, and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

  Management Fees. For the services of FMR under the management contract, Fidelity Pennsylvania Municipal Money Market Fund pays FMR a monthly management fee at the annual rate of 0.50% of the fund's average net assets throughout the month.

  The management fee paid to FMR by Fidelity Pennsylvania Municipal Money Market Fund is reduced by an amount equal to the fees and expenses paid by the fund to the Independent Trustees.

  For the services of FMR under the management contract, Fidelity Pennsylvania Municipal Income Fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

  The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts. For this purpose, the monthly average net assets of any registered investment companies with which FMR previously had management contracts but that currently have management contracts with Fidelity SelectCo, LLC are included.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$ 1 billion	.3700%
3	-		6.3400	50.2188
6	-		9.3100	100.1869
9	-		12.2800	150.1736
12	-		15.2500	200.1652
15	-		18.2200	250.1587
18	-		21.2000	300.1536
21	-		24.1900	350.1494
24	-		30.1800	400.1459
30	-		36.1750	450.1427
36	-		42.1700	500.1399
42	-		48.1650	550.1372
48	-		66.1600	600.1349
66	-		84.1550	650.1328
84	-		120.1500	700.1309
120	-		156.1450	750.1291
156	-		192.1400	800.1275
192	-		228.1350	850.1260
228	-		264.1300	900.1246
264	-		300.1275	950.1233
300	-		336.1250	1,000.1220
336	-		372.1225	1,050.1209
372	-		408.1200	1,100.1197
408	-		444.1175	1,150.1187
444	-		480.1150	1,200.1177
480	-		516.1125	1,250.1167
516	-		587.1100	1,300.1158
587	-		646.1080	1,350.1149
646	-		711.1060	1,400.1141
711	-		782.1040	1,450.1132
782	-		860.1020	1,500.1125
860	-		946.1000	1,550.1117
946	-		1,041.0980	1,600.1110
1,041	-		1,145.0960	1,650.1103
1,145	-		1,260.0940	1,700.1096
1,260	-		1,386.0920	1,750.1089
1,386	-		1,525.0900	1,800.1083
1,525	-		1,677.0880	1,850.1077
1,677	-		1,845.0860	1,900.1070
Over			1,845.0840	1,950.1065
				2,000.1059

  The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,545 billion of group net assets - the approximate level for December 2013 - was 0.1118%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,545 billion.

  The individual fund fee rate for Fidelity Pennsylvania Municipal Income Fund is 0.25%. Based on the average group net assets for December 2013, the fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Fidelity Pennsylvania Municipal Income Fund	0.1118%	+	0.2500%	=	0.3618%

  One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

  The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of credits reducing management fees for each fund.

Fund	Fiscal Years Ended December 31	Amount of Credits Reducing Management Fees	Management Fees Paid to FMR
Fidelity Pennsylvania Municipal Income Fund	2013	--	$ 1,649,662
	2012	--	$ 1,686,055
	2011	--	$ 1,491,112
Fidelity Pennsylvania Municipal Money Market Fund	2013	$ 4,117	$ 3,903,676*
	2012	$ 2,312	$ 3,405,416*
	2011	$ 835	$ 3,304,939*


  * After reduction of fees and expenses paid by the fund to the Independent Trustees.

  FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

  Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

  Sub-Adviser - FIMM. On behalf of each fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has day-to-day responsibility for choosing investments for each fund. Under the terms of the sub-advisory agreements for each fund, FMR, and not the funds, pays FIMM's fees.

  Sub-Advisers - FMR U.K., FMR H.K., and FMR Japan. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR H.K., and FMR Japan. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR, and not the funds, pays the sub-advisers.

  Mark Sommer is the portfolio manager of Fidelity Pennsylvania Municipal Income Fund and receives compensation for his services. As of December 31, 2013, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

  The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group, if applicable, assigned to each fund or account, and (ii) the investment performance of other FMR municipal bond funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index and rolling periods of up to ten years for the comparison to a peer group, if applicable. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of Fidelity Pennsylvania Municipal Income Fund is based on the fund's pre-tax investment performance measured against the Barclays® Pennsylvania Enhanced Municipal Bond Index and the fund's pre-tax investment performance within the LipperSM Pennsylvania Municipal Debt Funds. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

  The portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

  The following table provides information relating to other accounts managed by Mr. Sommer as of December 31, 2013:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	14	none	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 19,744	none	$ 185
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

  * Includes Fidelity Pennsylvania Municipal Income Fund ($405 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

  As of December 31, 2013, the dollar range of shares of Fidelity Pennsylvania Municipal Income Fund beneficially owned by Mr. Sommer was none.

  PROXY VOTING GUIDELINES

  The following Proxy Voting Guidelines were established by the Board of Trustees of the Fidelity funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the Independent Trustees of the Fidelity funds, and, accordingly, are subject to change.)

  I. General Principles

  A. Voting of shares will be conducted in a manner consistent with the best interests of Fidelity Fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

  B. FMR Investment Proxy Research votes proxies. Like other Fidelity employees, Investment Proxy Research employees have a fiduciary duty to never place their own personal interest ahead of the interests of Fidelity Fund shareholders, and are instructed to avoid actual and apparent conflicts of interest. In the event of a conflict of interest, Investment Proxy Research employees, like other Fidelity employees, will escalate to their managers or the Ethics Office, as appropriate, in accordance with Fidelity's corporate policy on conflicts of interest. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely on the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

  C. Except as set forth herein, FMR will generally vote in favor of routine management proposals.

  D. Non-routine proposals will generally be voted in accordance with the Guidelines.

  E. Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by an attorney within FMR's General Counsel's office and a member of senior management within FMR Investment Proxy Research. A significant pattern of such proposals or other special circumstances will be referred to the appropriate Fidelity Fund Board Committee or its designee.

  F. FMR will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal's likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, FMR will generally abstain.

  G. Many Fidelity Funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, FMR will generally evaluate proposals in the context of the Guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

  H. In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, FMR will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FMR will generally not vote proxies in order to safeguard fund holdings information.

  I. Where a management-sponsored proposal is inconsistent with the Guidelines, FMR may receive a company's commitment to modify the proposal or its practice to conform to the Guidelines, and FMR will generally support management based on this commitment. If a company subsequently does not abide by its commitment, FMR will generally withhold authority for the election of directors at the next election.

  II. Definitions (as used in this document)

  A. Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; provisions restricting the right of shareholders to set board size; and any other provision that eliminates or limits shareholder rights.

  B. Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

  C. Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

  D. Sunset Provision - a condition in a charter or plan that specifies an expiration date.

  E. Permitted Bid Feature - a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

  F. Poison Pill - a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

  G. Large-Capitalization Company - a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

  H. Small-Capitalization Company - a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

  I. Micro-Capitalization Company - a company with a market capitalization under US $300 million.

  J. Evergreen Provision - a feature which provides for an automatic increase in the shares available for grant under an equity award plan on a regular basis.

  III. Directors

  A. Incumbent Directors

  FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. FMR will also generally withhold authority for the election of all directors or directors on responsible committees if:

  1. An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

  With respect to Poison Pills, however, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

  a. The Poison Pill includes a Sunset Provision of less than five years;

  b. The Poison Pill includes a Permitted Bid Feature;

  c. The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

  d. Shareholder approval is required to reinstate the Poison Pill upon expiration.

  FMR will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

  2. The company refuses, upon request by FMR, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

  3. Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

  4. Executive compensation appears misaligned with shareholder interests or otherwise problematic, taking into account such factors as: (i) whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether, in the case of stock awards, the restriction period was less than three years for non-performance-based awards, and less than one year for performance-based awards; (iv) whether the compensation committee has lapsed or waived equity vesting restrictions; and (v) whether the company has adopted or extended a Golden Parachute without shareholder approval.

  5. To gain FMR's support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

  6. The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

  7. The board is not composed of a majority of independent directors.

  B. Indemnification

  FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

  C. Independent Chairperson

  FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

  D. Majority Director Elections

  FMR will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FMR may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

  IV. Compensation

  A. Executive Compensation

  1. Advisory votes on executive compensation

  a. FMR will generally vote for proposals to ratify executive compensation unless such compensation appears misaligned with shareholder interests or otherwise problematic, taking into account such factors as, among other things, (i) whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether, in the case of stock awards, the restriction period was less than three years for non-performance-based awards, and less than one year for performance-based awards; (iv) whether the compensation committee has lapsed or waived equity vesting restriction; and (v) whether the company has adopted or extended a Golden Parachute without shareholder approval.

  b. FMR will generally vote against proposals to ratify Golden Parachutes.

  2. Frequency of advisory vote on executive compensation

  FMR will generally support annual advisory votes on executive compensation.

  B. Equity award plans (including stock options, restricted stock awards, and other stock awards).

  FMR will generally vote against equity award plans or amendments to authorize additional shares under such plans if:

  1. (a) The company's average three year burn rate is greater than 1.5% for a Large-Capitalization Company, 2.5% for a Small-Capitalization Company or 3.5% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the burn rate is acceptable.

  2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.

  3. The plan includes an Evergreen Provision.

  4. The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.

  C. Equity Exchanges and Repricing

  FMR will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

  1. Whether the proposal excludes senior management and directors;

  2. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

  3. The company's relative performance compared to other companies within the relevant industry or industries;

  4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

  5. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

  D. Employee Stock Purchase Plans

  FMR will generally vote in favor of employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

  E. Employee Stock Ownership Plans (ESOPs)

  FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

  F. Bonus Plans and Tax Deductibility Proposals

  FMR will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

  V. Anti-Takeover Provisions

  FMR will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

  A. The Poison Pill includes the following features:

  1. A Sunset Provision of no greater than five years;

  2. Linked to a business strategy that is expected to result in greater value for the shareholders;

  3. Requires shareholder approval to be reinstated upon expiration or if amended;

  4. Contains a Permitted Bid Feature; and

  5. Allows the Fidelity Funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

  B. An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

  C. It is a fair price amendment that considers a two-year price history or less.

  FMR will generally vote in favor of proposals to eliminate Anti-Takeover Provisions unless:

  D. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

  E. In the case of proposals regarding shareholders' rights to call special meetings, FMR generally will vote against each proposal if the threshold required to call a special meeting is less than 25% of the outstanding stock.

  F. In the case of proposals regarding shareholders' right to act by written consent, FMR will generally vote against each proposal if it does not include appropriate mechanisms for implementation including, among other things, that at least 25% of the outstanding stock request that the company establish a record date determining which shareholders are entitled to act and that consents be solicited from all shareholders.

  VI. Capital Structure/Incorporation

  A. Increases in Common Stock

  FMR will generally vote against a provision to increase a company's common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable.

  B. Reverse Stock Splits

  FMR will generally vote in favor of reverse stock splits as long as the post-split authorized shares is no greater than three times the post-split number of outstanding and scheduled to be issued shares, including stock awards, or in the case of real estate investment trusts the number of post-split authorized shares is not greater than five times the post-split number of outstanding and scheduled to be issued shares.

  C. New Classes of Shares

  FMR will generally vote against the introduction of new classes of stock with differential voting rights.

  D. Cumulative Voting Rights

  FMR will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

  E. Acquisition or Business Combination Statutes

  FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

  F. Incorporation or Reincorporation in Another State or Country

  FMR will generally vote for management proposals calling for, or recommending that, a portfolio company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. FMR will consider supporting such shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

  VII. Shares of Investment Companies

  A. When a Fidelity Fund invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, FMR will vote in the same proportion as all other voting shareholders of such underlying fund or class ("echo voting"). FMR may choose not to vote if "echo voting" is not operationally feasible.

  B. Certain Fidelity Funds may invest in shares of underlying Fidelity Funds that do not have public shareholders. For Fidelity Funds without public shareholders that are managed by FMR or an affiliate, FMR will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

  VIII. Other

  A. Voting Process

  FMR will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

  B. Regulated Industries

  Voting of shares in securities of any regulated industry (e.g. U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g. the Federal Reserve Board) for a determination under applicable law (e.g. federal banking law) that no fund or group of funds has acquired control of such organization.

  To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

  DISTRIBUTION SERVICES

  Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 100 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

  The Trustees have approved Distribution and Service Plans with respect to shares of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow shares of the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

  Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of Fidelity Pennsylvania Municipal Income Fund and Fidelity Pennsylvania Municipal Money Market Fund and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for shares of Fidelity Pennsylvania Municipal Income Fund and Fidelity Pennsylvania Municipal Money Market Fund.

  Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of the fund, additional sales of shares of the fund or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

  FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to intermediaries. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. FDC anticipates that payments will be made to over a hundred intermediaries, including some of the largest broker-dealers and other financial firms, and certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

  A fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this SAI for more information.

  If you have purchased shares of a fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

  Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

  TRANSFER AND SERVICE AGENT AGREEMENTS

  Each fund has entered into a transfer agent agreement with Citibank, N.A. (Citibank), which is located at 111 Wall Street, New York, New York. Under the terms of the agreements, Citibank provides transfer agency services. Citibank in turn has entered into sub-transfer agent agreements with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the sub-agreements, FIIOC performs all processing activities associated with providing these services and receives all related transfer agency fees paid to Citibank.

  For providing transfer agency services for Fidelity Pennsylvania Municipal Income Fund and Fidelity Pennsylvania Municipal Money Market Fund, FIIOC receives a position fee and an asset-based fee with respect to each position in a fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fee is billed monthly on a pro rata basis at one-twelfth of the applicable annual rate as of the end of each calendar month. The asset-based fee is calculated and paid monthly on the basis of average daily net assets.

  FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

  In addition, Citibank receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in certain funds of funds managed by an FMR affiliate, according to the percentage of the QTP's, or a fund of funds' assets that is invested in a fund.

  FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

  Many fund shares are owned by intermediaries for the benefit of their customers. Since a fund often does not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.

  Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the funds, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

  In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

  Each fund has also entered into a service agent agreement with Citibank. Under the terms of the agreements, Citibank provides pricing and bookkeeping services for each fund. Citibank in turn has entered into sub-service agent agreements with FSC, an affiliate of FMR. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for shares and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to Citibank.

  For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

  The annual rates for pricing and bookkeeping services for tax-free domestic fixed-income funds are 0.0259% of the first $500 million of average net assets, 0.0156% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

  For Fidelity Pennsylvania Municipal Money Market Fund, FMR bears the cost of transfer agency services and pricing and bookkeeping services under the terms of its management contract with the fund.

  Pricing and bookkeeping fees paid by Fidelity Pennsylvania Municipal Income Fund to FSC for the past three fiscal years are shown in the following table.

Fund	2013	2012	2011
Fidelity Pennsylvania Municipal Income Fund	$ 117,657	$ 119,549	$ 105,643

  DESCRIPTION OF THE TRUSTS

  Trust Organization. Fidelity Pennsylvania Municipal Income Fund is a fund of Fidelity Municipal Trust, an open-end management investment company created under an initial declaration of trust dated June 22, 1984. Fidelity Pennsylvania Municipal Money Market Fund is a fund of Fidelity Municipal Trust II, an open-end management investment company created under an initial trust instrument dated June 20, 1991. Currently, there are seven funds offered in Fidelity Municipal Trust: Fidelity Conservative Income Municipal Bond Fund, Fidelity Limited Term Municipal Income Fund, Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund, and Fidelity Pennsylvania Municipal Income Fund. Currently, there are three funds offered in Fidelity Municipal Trust II: Fidelity Michigan Municipal Money Market Fund, Fidelity Ohio Municipal Money Market Fund, and Fidelity Pennsylvania Municipal Money Market Fund. The Trustees are permitted to create additional funds in the trusts and to create additional classes of the funds.

  The assets of each trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds.

  Shareholder Liability - Massachusetts Trust. Fidelity Municipal Trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

  The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the Massachusetts trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Massachusetts trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the Massachusetts trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

  The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

  Shareholder Liability - Delaware Trust. Fidelity Municipal Trust II is a statutory trust organized under Delaware law. Delaware law provides that, except to the extent otherwise provided in the Trust Instrument, shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Delaware trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

  The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

  Voting Rights - Massachusetts Trust. The fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

  The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

  Fidelity Municipal Trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

  Voting Rights - Delaware Trust. The fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

  The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

  Fidelity Municipal Trust II or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

  Custodian. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. From time to time, subject to approval by a fund's Treasurer, Fidelity Pennsylvania Municipal Income Fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

  FMR, its officers and directors, its affiliated companies, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of each fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

  Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for each fund and provides other audit, tax, and related services.

  FUND HOLDINGS INFORMATION

  Each fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.

  Fidelity Pennsylvania Municipal Income Fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end).

  Fidelity Pennsylvania Municipal Money Market Fund will provide a full list of holdings as of the last day of the previous month on www.fidelity.com. This information will be provided monthly by no later than the fifth business day of each month. The information will be available on the web site for a period of not less than six months.

  Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

  A full list of holdings may be obtained from a money market fund more frequently, including daily, upon request. A full list of a money market fund's holdings (as of the previous business day) may also be obtained on a continuous basis by submitting a standing request to the fund. A fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics, or holdings information with respect to a specific security or company. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. FMR reserves the right to refuse to fulfill any request for portfolio holdings information if it believes that providing such information may adversely affect the fund or its shareholders.

  The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: a fund's trustees; a fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

  Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR or its affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.

  At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); DocuLynx Inc. (full or partial holdings daily, on the next business day); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Barclays Capital Inc. (full holdings daily, on the next business day).

  FMR, its affiliates, or the funds will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the funds' SAI.

  There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

  FINANCIAL STATEMENTS

  Each fund's financial statements and financial highlights for the fiscal year ended December 31, 2013, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as central funds or other underlying funds) in which a fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

  APPENDIX

  Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2014 FMR LLC. All rights reserved.

  The third-party marks appearing above are the marks of their respective owners.

  Fidelity Municipal Trust II
  Post-Effective Amendment No. 40

  PART C. OTHER INFORMATION

  Item 28. Exhibits

  (a) (1) Amended and Restated Trust Instrument, dated April 18, 2001, is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 23.

  (2) Certificate of Amendment of the Trust Instrument, dated April 14, 2004, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 26.

  (b) Bylaws of the Trust, as amended and dated April 23, 2009, are incorporated herein by reference to Exhibit (b) of Fidelity Oxford Street Trust's (File No. 002-77909) Post-Effective Amendment No. 62.

  (c) Not applicable.

  (d) (1) Amended and Restated Management Contract, dated October 1, 2013, between Fidelity Michigan Municipal Money Market Fund and Fidelity Management & Research Company is filed herein as Exhibit (d)(1).

  (2) Amended and Restated Management Contract, dated October 1, 2013, between Fidelity Ohio Municipal Money Market Fund and Fidelity Management & Research Company is filed herein as Exhibit (d)(2).

  (3) Amended and Restated Management Contract, dated May 1, 2001, between Spartan Pennsylvania Municipal Money Market Fund (currently known as Fidelity Pennsylvania Municipal Money Market Fund) and Fidelity Management & Research Company is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 25.

  (4) Sub-Advisory Agreement, dated February 28, 1992, between FMR Texas Inc. (currently known as Fidelity Investments Money Management, Inc.) and Fidelity Management & Research Company on behalf of Fidelity Michigan Municipal Money Market Portfolio (currently known as Fidelity Michigan Municipal Money Market Fund) is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 11.

  (5) Sub-Advisory Agreement, dated February 28, 1992, between FMR Texas Inc. (currently known as Fidelity Investments Money Management, Inc.) and Fidelity Management & Research Company on behalf of Fidelity Ohio Municipal Money Market Portfolio (currently known as Fidelity Ohio Municipal Money Market Fund) is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 11.

  (6) Sub-Advisory Agreement, dated February 28, 1992, between FMR Texas Inc. (currently known as Fidelity Investments Money Management, Inc.) and Fidelity Management & Research Company on behalf of Spartan Pennsylvania Municipal Money Market Portfolio (currently known as Fidelity Pennsylvania Municipal Money Market Fund) is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 11.

  (7) Sub-Advisory Agreement, dated September 9, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (Hong Kong) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(34) of Fidelity Income Fund's (File No. 002-92661) Post-Effective Amendment No. 75.

  (8) Schedule A, dated January 26, 2014, to the Sub-Advisory Agreement, dated September 9, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (Hong Kong) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(70) of Fidelity Salem Street Trust's (File No. 002-41839) Post-Effective Amendment No. 245.

  (9) Sub-Advisory Agreement, dated September 29, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (Japan) Inc., on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(36) of Fidelity Income Fund's (File No. 002-92661) Post-Effective Amendment No. 75.

  (10) Schedule A, dated January 26, 2014, to the Sub-Advisory Agreement, dated September 29, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (Japan) Inc., on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(74) of Fidelity Salem Street Trust's (File No. 002-41839) Post-Effective Amendment No. 245.

  (11) Sub-Advisory Agreement, dated June 19, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(32) of Fidelity Income Fund's (File No. 002-92661) Post-Effective Amendment No. 74.

  (12) Schedule A, dated January 26, 2014, to the Sub-Advisory Agreement, dated June 19, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(78) of Fidelity Salem Street Trust's (File No. 002-41839) Post-Effective Amendment No. 245.

  (e) (1) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Michigan Municipal Money Market Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 30.

  (2) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Ohio Municipal Money Market Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 30.

  (3) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Pennsylvania Municipal Money Market Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 30.

  (f) Amended and Restated Fee Deferral Plan of the Non-Interested Person Trustees of the Fidelity Fixed Income and Asset Allocation Funds, effective as of September 15, 1995 and amended and restated through January 1, 2010 is incorporated herein by reference to Exhibit (f) of Fidelity Fixed-Income Trust's (currently known as Fidelity Salem Street Trust's) (File No. 002-41839) Post-Effective Amendment No. 137.

  (g) (1) Custodian Agreement and Appendix C, D, and E, dated January 1, 2007, between Citibank, N.A. and the Registrant are incorporated herein by reference to Exhibit (g)(5) of Fidelity Securities Fund's (File No. 002-93601) Post-Effective Amendment No. 73.

  (2) Appendix A, dated October 30, 2013, to the Custodian Agreement, dated January 1, 2007, between Citibank, N.A. and the Registrant is incorporated herein by reference to Exhibit (g)(6) of Fidelity Investment Trust's (File No. 002-90649) Post-Effective Amendment No. 140.

  (3) Appendix B, dated April 24, 2013, to the Custodian Agreement, dated January 1, 2007, between Citibank, N.A. and the Registrant is incorporated herein by reference to Exhibit (g)(11) of Fidelity Salem Street Trust's (File No. 002-41839) Post-Effective Amendment No. 231.

  (h) Not applicable.

  (i) Legal Opinion of Dechert LLP dated February 25, 2014, is filed herein as Exhibit (i).

  (j) Consent of PricewaterhouseCoopers LLP, dated February 24, 2014, is filed herein as Exhibit (j).

  (k) Not applicable.

  (l) Not applicable.

  (m) (1) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Michigan Municipal Money Market Fund is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 21.

  (2) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Ohio Municipal Money Market Portfolio (currently known as Fidelity Ohio Municipal Money Market Fund) is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 21.

  (3) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Pennsylvania Municipal Money Market Fund (currently known as Fidelity Pennsylvania Municipal Money Market Fund) is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 21.

  (n) Not applicable.

  (p) The 2014 Code of Ethics, adopted by each fund and Fidelity Management & Research Company, Fidelity Investments Money Management, Inc., Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Distributors Corporation pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(1) of Fidelity Trend Fund's (File No. 002-15063) Post-Effective Amendment No. 131.

  Item 29. Trusts Controlled by or under Common Control with this Trust

  The Board of Trustees of the Trust is the same as the board of other Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, or Geode Capital Management LLC, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

  Item 30. Indemnification

  Pursuant to Del. Code Ann. title 12 § 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article X, Section 10.02 of the Trust Instrument sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Trust Instrument, that the officer or trustee did not engage in disabling conduct.

  Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

  Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify FIIOC for FIIOC's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Fund for the same events. Under the Transfer Agency Agreement, the Trust agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:

  (1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder, which names the Transfer Agent and/or the Trust as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or

  (2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of its duties) which results from the negligence of the Trust, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Trust, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

  Item 31. Business and Other Connections of Investment Advisers

  (1) FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)

  FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Abigail P. Johnson	Chairman of the Board of certain Trusts; Chairman of the Board and Director of FMR and FMRC; Vice Chairman and Director of FMR LLC.

Peter S. Lynch	Vice Chairman and Director of FMR and FMRC and a member of the Advisory Board of funds advised by FMR.

Jacques P. Perold	President of FMR; President and Director of FIMM; Director of SelectCo (2013).

James C. Curvey	Director of FMR, FMRC, FIMM, and FRAC; Director and Vice Chairman of FMR LLC; Chairman of the Board of Trustees of certain Trusts; Trustee of funds advised by FMR.

William E. Dailey	Treasurer of FMR, FMRC, FMR H.K., and FIMM (2012); Director and Treasurer of FMR Japan and FMR U.K. (2012); Chief Financial Officer and Treasurer of SelectCo (2013).

Scott C. Goebel	Senior Vice President, Secretary and General Counsel of FMR and FMRC; Secretary of FIMM, FRAC, and SelectCo (2013); Assistant Secretary of FMR Japan and FMR U.K.; Chief Legal Officer of FMR H.K.

Joseph A. Hanlon	Compliance Officer of FMR, FMRC, FRAC, FIMM, and FMR H.K. Previously served as Compliance Officer of FMR Japan (2013), FMR U.K. (2013), and Strategic Advisers, Inc. (2013).

John J. Remondi	Director of FMR, FMRC, FRAC, and FIMM; Director and Executive Vice President of FMR LLC.

Peter D. Stahl

  Secretary of FDC (2013) and FMR LLC (2013); Assistant Secretary of FMR, FMRC, FMR Japan, FMR U.K., FRAC, FIMM, FMR LLC, Strategic Advisers, Inc, and SelectCo (2013). Previously served as Assistant Secretary of FDC (2013) and FMR LLC (2013).

Linda J. Wondrack

  Chief Compliance Officer of FMR (2012), FMRC (2012), FMR H.K. (2012), FMR U.K. (2012), FIMM (2012), FMR Japan (2012), Pyramis Global Advisors, LLC (2012), Strategic Advisers, Inc. (2012), and SelectCo (2013).

  (2) FIDELITY MANAGEMENT & RESEARCH (HONG KONG) LIMITED (FMR H.K.)

  FMR H.K. provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Markus K.E. Eichacker	Chairman of the Board (2012), President (2012), Chief Executive Officer (2012), Chief Investment Officer, Director, and Managing Director of Research of FMR H.K.

Robert S. Bao	Director of FMR H.K. (2012).

Christopher S. Bartel	President (2012), Chief Executive Officer (2012), and Director (2012) of FMR Japan; Director of FMR H.K. (2012).

William E. Dailey	Treasurer of FMR, FMRC, FMR H.K., and FIMM (2012); Director and Treasurer of FMR Japan and FMR U.K. (2012); Chief Financial Officer and Treasurer of SelectCo (2013).

Scott C. Goebel	Senior Vice President, Secretary and General Counsel of FMR and FMRC; Secretary of FIMM, FRAC, and SelectCo (2013); Assistant Secretary of FMR Japan and FMR U.K.; Chief Legal Officer of FMR H.K.

Joseph A. Hanlon	Compliance Officer of FMR, FMRC, FRAC, FIMM, and FMR H.K. Previously served as Compliance Officer of FMR Japan (2013), FMR U.K. (2013), and Strategic Advisers, Inc. (2013).

Michael D. Kopfler	Director of FMR H.K. (2013).

Linda J. Wondrack

  Chief Compliance Officer of FMR (2012), FMRC (2012), FMR H.K. (2012), FMR U.K. (2012), FIMM (2012), FMR Japan (2012), Pyramis Global Advisors, LLC (2012), Strategic Advisers, Inc. (2012), and SelectCo (2013).

Sharon Yau Lecornu	Director; Director of Investment Services-Asia of FMR H.K.

Tricor Corporate Secretary Limited	Secretary of FMR H.K.

  (3) FIDELITY MANAGEMENT & RESEARCH (JAPAN) INC. (FMR JAPAN)

  FMR Japan provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Christopher S. Bartel	President (2012), Chief Executive Officer (2012), and Director (2012) of FMR Japan; Director of FMR H.K. (2012).

William E. Dailey	Treasurer of FMR, FMRC, FMR H.K., and FIMM (2012); Director and Treasurer of FMR Japan and FMR U.K. (2012); Chief Financial Officer and Treasurer of SelectCo (2013).

Scott C. Goebel	Senior Vice President, Secretary and General Counsel of FMR and FMRC; Secretary of FIMM, FRAC, and SelectCo (2013); Assistant Secretary of FMR Japan and FMR U.K.; Chief Legal Officer of FMR H.K.

Koichi Iwabuchi	Compliance Officer of FMR Japan (2013).

Steven F. Schiffman	Treasurer of Strategic Advisers, Inc., FDC, and FMR LLC. Assistant Treasurer of FMRC, FMR Japan, FMR U.K., FRAC, and FIMM.

Peter D. Stahl

  Secretary of FDC (2013) and FMR LLC (2013); Assistant Secretary of FMR, FMRC, FMR Japan, FMR U.K., FRAC, FIMM, FMR LLC, Strategic Advisers, Inc, and SelectCo (2013). Previously served as Assistant Secretary of FDC (2013) and FMR LLC (2013).

Takeya Suzuki	Director of FMR Japan; Managing Director of Research, Japan of FMR Japan.

Linda J. Wondrack

  Chief Compliance Officer of FMR (2012), FMRC (2012), FMR H.K. (2012), FMR U.K. (2012), FIMM (2012), FMR Japan (2012), Pyramis Global Advisors, LLC (2012), Strategic Advisers, Inc. (2012), and SelectCo (2013).

  (4) FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)

  FMR U.K. provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Mark D. Flaherty	President (2013), Chief Executive Officer (2013), Director (2012), Chief Investment Officer-Fixed-Income/U.K. (2012), and Managing Director, Research (2012) of FMR U.K.

Matthew Born	Director (2013) and Managing Director, Research (2013) of FMR U.K.

Robert P. Brown	Director and Managing Director, Research of FMR U.K.; Executive Vice President of FIMM.

Lawrence J. Brindisi	Director, Executive Director and Executive Vice President of FMR U.K.

Timothy M. Cohen	Director (2013) and Chief Investment Officer - Equity (2013) of FMR U.K.

William E. Dailey	Treasurer of FMR, FMRC, FMR H.K., and FIMM (2012); Director and Treasurer of FMR Japan and FMR U.K. (2012); Chief Financial Officer and Treasurer of SelectCo (2013).

Scott C. Goebel	Senior Vice President, Secretary and General Counsel of FMR and FMRC; Secretary of FIMM, FRAC, and SelectCo (2013); Assistant Secretary of FMR Japan and FMR U.K.; Chief Legal Officer of FMR H.K.

David Hamlin	Managing Director, Research of FMR U.K.

John B. McHale	Managing Director, Research of FMR U.K.

Steven F. Schiffman	Treasurer of Strategic Advisers, Inc., FDC, and FMR LLC. Assistant Treasurer of FMRC, FMR Japan, FMR U.K., FRAC, and FIMM.

Peter D. Stahl

  Secretary of FDC (2013) and FMR LLC (2013); Assistant Secretary of FMR, FMRC, FMR Japan, FMR U.K., FRAC, FIMM, FMR LLC, Strategic Advisers, Inc, and SelectCo (2013). Previously served as Assistant Secretary of FDC (2013) and FMR LLC (2013).

Adrian James Tyerman	Compliance Officer of FMR U.K. (2013).

Linda J. Wondrack

  Chief Compliance Officer of FMR (2012), FMRC (2012), FMR H.K. (2012), FMR U.K. (2012), FIMM (2012), FMR Japan (2012), Pyramis Global Advisors, LLC (2012), Strategic Advisers, Inc. (2012), and SelectCo (2013).

  (5) FIDELITY INVESTMENTS MONEY MANAGEMENT, INC. (FIMM)

  FIMM provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Jacques P. Perold	President of FMR; President and Director of FIMM; Director of SelectCo (2013).

Robert P. Brown	Director and Managing Director, Research of FMR U.K.; Executive Vice President of FIMM.

James C. Curvey	Director of FMR, FMRC, FIMM, and FRAC; Director and Vice Chairman of FMR LLC; Chairman of the Board of Trustees of certain Trusts; Trustee of funds advised by FMR.

Kenneth Robins	Executive Vice President of FIMM (2013).

William E. Dailey	Treasurer of FMR, FMRC, FMR H.K., and FIMM (2012); Director and Treasurer of FMR Japan and FMR U.K. (2012); Chief Financial Officer and Treasurer of SelectCo (2013).

Ronald P. O'Hanley	Director of FMRC, FIMM, FRAC and SelectCo (2013); President of Asset Management and Corporate Services.

Scott C. Goebel	Senior Vice President, Secretary and General Counsel of FMR and FMRC; Secretary of FIMM, FRAC, and SelectCo (2013); Assistant Secretary of FMR Japan and FMR U.K.; Chief Legal Officer of FMR H.K.

Joseph A. Hanlon	Compliance Officer of FMR, FMRC, FRAC, FIMM, and FMR H.K. Previously served as Compliance Officer of FMR Japan (2013), FMR U.K. (2013), and Strategic Advisers, Inc. (2013).

John J. Remondi	Director of FMR, FMRC, FRAC, and FIMM; Director and Executive Vice President of FMR LLC.

Steven F. Schiffman	Treasurer of Strategic Advisers, Inc., FDC, and FMR LLC. Assistant Treasurer of FMRC, FMR Japan, FMR U.K., FRAC, and FIMM.

Peter D. Stahl

  Secretary of FDC (2013) and FMR LLC (2013); Assistant Secretary of FMR, FMRC, FMR Japan, FMR U.K., FRAC, FIMM, FMR LLC, Strategic Advisers, Inc, and SelectCo (2013). Previously served as Assistant Secretary of FDC (2013) and FMR LLC (2013).

Linda J. Wondrack

  Chief Compliance Officer of FMR (2012), FMRC (2012), FMR H.K. (2012), FMR U.K. (2012), FIMM (2012), FMR Japan (2012), Pyramis Global Advisors, LLC (2012), Strategic Advisers, Inc. (2012), and SelectCo (2013).

  Principal business addresses of the investment adviser, sub-advisers and affiliates.

  Fidelity Management & Research Company (FMR)
  245 Summer Street
  Boston, MA 02210

  FMR Co., Inc. (FMRC)
  245 Summer Street
  Boston, MA 02210

  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.)
  Floor 19, 41 Connaught Road Central
  Hong Kong

  Fidelity Management & Research (Japan) Inc. (FMR Japan)
  245 Summer Street
  Boston, MA 02210

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
  245 Summer Street
  Boston, MA 02210

  Fidelity Research & Analysis Company (FRAC)
  245 Summer Street
  Boston, MA 02210

  Fidelity SelectCo, LLC (SelectCo)
  1225 17th Street
  Denver, CO 80202-5541

  Fidelity Investments Money Management, Inc. (FIMM)
  245 Summer Street
  Boston, MA 02210

  FIL Investment Advisors (FIA)
  Pembroke Hall
  42 Crow Lane
  Pembroke HM19, Bermuda

  FIL Investment Advisors (UK) Limited (FIA(UK))
  Oakhill House,
  130 Tonbridge Road,
  Hildenborough, TN11 9DZ, United Kingdom

  FIL Investments (Japan) Limited (FIJ)
  Shiroyama Trust Tower
  4-3-1, Toranomon, Minato-ku,
  Tokyo 105-6019, Japan

  Strategic Advisers, Inc.
  245 Summer Street
  Boston, MA 02210

  FMR LLC
  245 Summer Street
  Boston, MA 02210

  Fidelity Distributors Corporation (FDC)
  100 Salem Street
  Smithfield, RI 02917

  Item 32. Principal Underwriters

  (a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate, as well as Fidelity Commodity Strategy Fund, Fidelity Commodity Strategy Central Fund, and Fidelity Series Commodity Strategy Fund.

(b)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Underwriter	with Fund
Anthony Castella	Controller	None
Scott Couto	President and Director	None
Natalie Kavanaugh	Chief Legal Officer	None
Harris Komishane	Chief Financial Officer	None
William F. Loehning	Executive Vice President	None
Steven Schiffman	Treasurer	None
Richard Siegelman	Chief Compliance Officer	None
Peter D. Stahl	Secretary (2013)	None
Brian C. McLain	Assistant Secretary (2013)	None

  * 100 Salem Street, Smithfield, RI

  (c) Not applicable.

  Item 33. Location of Accounts and Records

  All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' custodian, Citibank, N.A., 111 Wall Street, New York, NY. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions. The Bank of New York Mellon, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

  Item 34. Management Services

  Not applicable.

  Item 35. Undertakings

  Not applicable.

  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 40 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 27th day of February 2014.

Fidelity Municipal Trust II
	By	/s/Stephanie J. Dorsey
||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||		Stephanie J. Dorsey, President

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Stephanie J. Dorsey		President and Treasurer	February 27, 2014
Stephanie J. Dorsey		(Principal Executive Officer)

/s/Christine Reynolds		Chief Financial Officer	February 27, 2014
Christine Reynolds		(Principal Financial Officer)

/s/Abigail P. Johnson		Trustee	February 27, 2014
Abigail P. Johnson

/s/Elizabeth S. Acton	*	Trustee	February 27, 2014
Elizabeth S. Acton

/s/James C. Curvey	*	Trustee	February 27, 2014
James C. Curvey

/s/Albert R. Gamper, Jr.	*	Trustee	February 27, 2014
Albert R. Gamper, Jr.

/s/Robert F. Gartland	*	Trustee	February 27, 2014
Robert F. Gartland

/s/Arthur E. Johnson	*	Trustee	February 27, 2014
Arthur E. Johnson

/s/Michael E. Kenneally	*	Trustee	February 27, 2014
Michael E. Kenneally

/s/James H. Keyes	*	Trustee	February 27, 2014
James H. Keyes

/s/Marie L. Knowles	*	Trustee	February 27, 2014
Marie L. Knowles

/s/Kenneth L. Wolfe	*	Trustee	February 27, 2014
Kenneth L. Wolfe

*	By:	/s/Joseph R. Fleming
Joseph R. Fleming, pursuant to powers of attorney dated August 1, 2013 and filed herewith.

  POWER OF ATTORNEY

  We, the undersigned Directors or Trustees, as the case may be, of the following investment companies:

  Fidelity Aberdeen Street Trust

  Fidelity Advisor Series II

  Fidelity Advisor Series IV

  Fidelity Boylston Street Trust

  Fidelity California Municipal Trust

  Fidelity California Municipal Trust II

  Fidelity Central Investment Portfolios II LLC

  Fidelity Charles Street Trust

  Fidelity Colchester Street Trust

  Fidelity Court Street Trust

  Fidelity Court Street Trust II

  Fidelity Garrison Street Trust

  Fidelity Hereford Street Trust

  Fidelity Income Fund

  Fidelity Massachusetts Municipal Trust

  Fidelity Merrimack Street Trust

  Fidelity Money Market Trust

  Fidelity Municipal Trust

  Fidelity Municipal Trust II

  Fidelity Newbury Street Trust

  Fidelity New York Municipal Trust

  Fidelity New York Municipal Trust II

  Fidelity Oxford Street Trust

  Fidelity Oxford Street Trust II

  Fidelity Phillips Street Trust

  Fidelity Revere Street Trust

  Fidelity Salem Street Trust

  Fidelity School Street Trust

  Fidelity Union Street Trust

  Fidelity Union Street Trust II

  Variable Insurance Products Fund V

  in addition to any other Fidelity Fund for which the undersigned individuals serve as Directors or Trustees (collectively, the "Funds"), hereby revoke all previous powers of attorney we have given to sign and otherwise act in our names and behalf in matters involving any investment company for which FMR or an affiliate acts as investment adviser and hereby constitute and appoint Thomas C. Bogle, Joseph R. Fleming, John V. O'Hanlon, Robert W. Helm and Anthony H. Zacharski, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 2013.

  WITNESS our hands on this first day of August 2013.

/s/James C. Curvey	/s/Michael E. Kenneally
James C. Curvey	Michael E. Kenneally
/s/Albert R. Gamper, Jr.	/s/James H. Keyes
Albert R. Gamper, Jr.	James H. Keyes
/s/Robert F. Gartland	/s/Marie L. Knowles
Robert F. Gartland	Marie L. Knowles
/s/Arthur E. Johnson	/s/Kenneth L. Wolfe
Arthur E. Johnson	Kenneth L. Wolfe

  POWER OF ATTORNEY

  I, the undersigned Director or Trustee of the following investment companies:

  Fidelity Aberdeen Street Trust

  Fidelity Advisor Series IV

  Fidelity Boylston Street Trust

  Fidelity California Municipal Trust

  Fidelity California Municipal Trust II

  Fidelity Central Investment Portfolios II LLC

  Fidelity Charles Street Trust

  Fidelity Garrison Street Trust

  Fidelity Hereford Street Trust

  Fidelity Income Fund

  Fidelity Massachusetts Municipal Trust

  Fidelity Merrimack Street Trust

  Fidelity Municipal Trust

  Fidelity Municipal Trust II

  Fidelity Newbury Street Trust

  Fidelity New York Municipal Trust

  Fidelity New York Municipal Trust II

  Fidelity Oxford Street Trust

  Fidelity Oxford Street Trust II

  Fidelity Phillips Street Trust

  Fidelity Revere Street Trust

  Fidelity Salem Street Trust

  Fidelity School Street Trust

  Fidelity Union Street Trust

  Fidelity Union Street Trust II

  Variable Insurance Products Fund V

  in addition to any other Fidelity Fund for which the undersigned serves as Director or Trustee (collectively, the "Funds"), hereby constitute and appoint Thomas C. Bogle, Joseph R. Fleming, John V. O'Hanlon, Robert W. Helm and Anthony H. Zacharski, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 2013.

  WITNESS my hand on this first day of August 2013.

/s/Elizabeth S. Acton
Elizabeth S. Acton